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                                                           [LOGO OF JOHN HANCOCK
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December 31, 1998                                         [LOGO OF JOHN HANCOCK
                                                          ADVISERS APPEARS HERE]

Change. Opportunity. Stability.                            [LOGO OF INDEPENDENCE
                                                        INVESTMENT APPEARS HERE]

                                 ANNUAL REPORT                 [LOGO OF BRINSON
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                                                          [LOGO OF GOLDMAN SACHS
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                  [PICTURE OF TREE APPEARS HERE]                [LOGO OF INVESCO
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                                                              [LOGO OF JP MORGAN
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                                                                  [LOGO OF JANUS
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                                                            [LOGO OF MELLON BOND
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                                                       [LOGO OF MONTGOMERY ASSET
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                                                       [LOGO OF NEUBERGER BERMAN
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                                                         [LOGO OF SCUDDER KEMPER
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                                                          [LOGO OF STATE STREET
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                                                          [LOGO OF T. ROWE PRICE
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                                                            [LOGO OF WELLINGTON
      Insurance for the unexpected.                     MANAGEMENT APPEARS HERE]
   Investments for the opportunities.
                                                        [LOGO OF VARIABLE SERIES
                                                             TRUST APPEARS HERE]

                                                           [LOGO OF JOHN HANCOCK
                                                                   APPEARS HERE]

                                                [PHOTO OF THOMAS J. LEE
                                                     APPEARS HERE]

                                                    Thomas J. Lee,
                                                    President and Vice Chairman

Dear Shareholder:

Change, opportunity, and stability -- three words with very different meanings. And yet they work together to highlight the challenges that every company faces in striving to provide exceptional value and earn the confidence of customers.

John Hancock has a long tradition of adjusting to changing markets and creating and renewing opportunities for our customers. Over the past few years, the Variable Series Trust has experienced a dramatic transformation in the numbers of investment options and investment managers available to shareholders. The VST has grown from three John Hancock investment managers in 1995 to 15 of the nation's leading money managers, including Independence Investment Associates, Inc. and John Hancock Advisers, Inc. During the same period, the VST has expanded from nine investment options to 23.

Why the changes? Because today's financial services consumer demands more than a "one size fits all" approach. You want more choices and greater flexibility to shape an investment strategy that's suited to your asset allocation requirements as well as your investment personality.

Of course, these enhancements did not take place on their own. The VST has grown to more than $10 billion through the dedication and stewardship of leaders like Hank Shaw, the former Chairman of the Board. After 40 years with John Hancock, Hank retired recently. We are sad to see him go, and we wish him all the best.

[PHOTO OF MICHELE G. VAN LEER
APPEARS HERE]
Michele G. Van Leer, Chairman

Since Hank's departure, the transition has been quite smooth. With a newly elected Chairman in place, we are committed to continuing the style of leadership and attention to detail that has propelled the VST's success over the past several years. We look forward to serving as a catalyst for additional changes that enhance the value of John Hancock's variable life and variable annuity products. We will strive to maintain a broad range of outstanding investment options within the VST. We will oversee a rigorous performance review process to ensure that the VST's subadvisors apply appropriate risk controls.

And so, while the investment climate is ever changing, one thing remains constant: John Hancock's commitment to delivering value through quality products and responsive service.


Sincerely,

/s/ Michele G. Van Leer             /s/ Thomas J. Lee

Michele G. Van Leer                 Thomas J. Lee
Chairman                            President and Vice Chairman

 Economic Overview: Annual Review 1998
 John Hancock Economic Research
1998 was a tumultuous year in which the economy defied expectations and turned in another stellar performance despite the drag from a sharply higher trade deficit and financial market turmoil. Growth was clocked at more than 3.5%, for the third straight year, a remarkable achievement given that the current expansion is over seven years old. Once again, analysts are calling for slower growth this year.

The financial crisis which struck Asia in 1997 made landfall in the US during the first half of 1998, lopping almost 1.5% off Gross Domestic Product (GDP) growth for the year. The damage came from a precipitous decline in exports, especially to Asia, as exports fell 5%. Import volumes surged, but the dollar value of import growth was far more modest because of the strength in the dollar and deflation in traded goods prices. Import prices fell 6% and were largely responsible for consumer prices rising only 1.6%.

As a consequence, US manufacturing was subject to intense competitive pressure. Unable to raise prices, manufacturers cut costs by boosting productivity more than 4% through expanding investment and slashing jobs.

In the second half of the year, Russia's default on its sovereign debt instigated a sudden, sharp reassessment of risk by investors which sent risk spreads soaring and set off a chain of events that led to the near liquidation of a high profile hedge fund and gridlock in US capital markets. The stock market fell by 20%, credit spreads on corporate debt exploded, and some companies were unable to issue debt at any price for a short period last fall.

But, the Fed came to the rescue with three interest rate reductions, for a total of 75 basis points, which restored confidence, and markets began to recover. While the stock market had regained all its losses and more by the end of the year, debt markets were slower to bounce back. Interest rates, hovering around 5.75-6.0% in the first half of the year, sank to a record low of 4.7% at the peak of the turmoil in October, before rebounding to around 5.2% at the end of the year.

The net effect on the economy was minor and growth actually accelerated through the last two quarters of the year. Wall Street's problems proved too transitory to spill over onto Main Street. When firms had trouble lining up financing, banks jumped into the breach while others were able to wait until markets revived.

Events in 1998 suggest that the strong growth experienced by the economy was not well-balanced. Domestic oriented, interest sensitive, and consumption based sectors in the economy prospered while manufacturing and internationally related sectors suffered. Supported by strong income growth, low interest rates, tightening labor markets, and a resilient stock market, consumption spending growth of more than 4% and a strong housing market pulled the rest of the economy along, as investment moderated somewhat during the year and the trade deficit proved to be a significant drag.

However, a number of cracks in the economy's foundation could prove troublesome in the future. Consumption has continued to roar ahead, but increasingly at the expense of savings. By the end of the year, households were spending more than their labor income, leading to a negative savings rate. Investment remained healthy but began to sag from potential overcapapcity, gyrations in the cost of capital, and declining corporate profitability. As noted above, trade remained weak and is still vulnerable to further setbacks overseas.

The economy seems to face two new risks this year. Corporate profitability exhibited little growth in 1998 and is not expected to improve much this year, which could undermine the stock market and the economy. A weaker stock market could dent consumer spending and business investment, while firms could also cut back production and jobs in response to poor profit prospects.

Another potential trouble spot for the economy is the international exchange value of the dollar. The dollar began to decline towards the end of 1998 and is likely to continue into 1999. If this weakness picks up steam and the dollar falls substantially, we could see interest rates rise and inflation start to pick up, neither of which would be good for the economy.

The economy started 1999 in fine mettle, but the risk that it comes unglued this year seems larger. It has been blessed with luck and the positive effects of a prolonged virtuous cycle. How long this can continue is anyone's guess.

                                                    Inception: March 29, 1986
 Money Market Portfolio
 John Hancock Mutual Life Insurance Co.                     Peter Mitsopoulos

 The U.S. economy turned in another solid year in spite of the turmoil roiling Asia, Russia and Latin America. Real GDP for 1998 is estimated to be between 3.50% and 4.00%, similar to the growth registered in 1997, while the change in the Consumer Price Index (inflation) was running at a 1.5% pace through November, compared to 1.7% for 1997. In a dramatic reversal of monetary policy, the Federal Reserve lowered the Fed Funds target rate three times within a span of seven weeks in light of the global economic situation and liquidity crunch. In total, the Fed cut 75 basis points off the Fed Funds target rate bringing it to 4.75% from 5.50%. The Fed's actions worked tremendously in restoring confidence to the battered financial markets.
 Our strategy during the year reflected our position that the Fed was not going to raise rates even though their policy bias during most of the year was such. We had felt that the economy had not borne the full effects of the Asian situation and as a result, we expected a modest decline in economic activity negating the need for monetary tightening. We were investing with a neutral strategy, acquiring some one-month and three-month adjustable rate securities as well as investments further out on the short-term yield curve when attractive. The difference in the short-term investment curves of 30 days out to 90 days (a representative curve of money market investments) turned in an average yield difference of incredibly only 1 basis point (1/100 of 1%) over the entire year. It was a difficult market to extend the Portfolio's maturity as a result.
 The Portfolio was invested predominantly in commercial paper, representing approximately three-quarters of the Portfolio with adjustable rate securities making up another ten percent. The Portfolio is diversified among many industry sectors and companies.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1994
 Short-Term Bond Portfolio (formerly Short-Term U.S. Govt) Independence
 Investment Associates, Inc.                                       Tom Spicer
 After experiencing the global fallout of economic shocks in Asia, Russia, and Latin America, heightened concerns over political leadership worldwide, and a 20% correction in U.S. equity markets, bond investors expected the last quarter of 1998 to be relatively calm. What followed, however, tossed the fixed income markets yet again for the fourth quarter.
 The corporate bond market began the fourth quarter with a very negative tone. This significantly increased all spreads in the corporate market and resulted in a complete lack of liquidity. Bond investors simply flocked to the safety and security of U.S. Treasury debt. Thankfully, the Fed's surprise rate cut on October 15th improved investor confidence in the capital markets. With spreads now wider by 80 to 100 basis points since the end of June, investors re-entered the corporate bond market and focused on large, liquid, high quality companies in stable, defensive industries. While corporate bond issuance surged to an all time monthly record, the sector also posted its largest monthly outperformance over U.S. Treasuries ever recorded, ending the year on a strong note.
 The Short-Term Bond Portfolio began the quarter with a weighting in the corporate sector neutral to that of its benchmark. As the sector regained its momentum, the position was increased into an overweight with higher quality, liquid issues being the main purchase candidates. However, the portion of the Portfolio invested in lower-quality, less liquid issues had a rough time during the downturn and had still not recovered fully by year-end. These positions were the main contributor to the Portfolio's underperformance during the quarter and for the year.
 Over the past twelve months, the performance and behavior of the global financial markets was fascinating. We have witnessed bull and bear markets, currency devaluations, global political leadership instability, weaker corporate earnings projections, and countries defaulting on their debt obligations. Each of these unexpected events dramatically changed risk premiums for fixed income investors. As we enter 1999, we would like to believe that market volatility and bond risk premiums will decrease. While these uncertainties still exist, however, we feel that maintaining a relatively liquid, high quality, defensive portfolio is fully justified at this time.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1998
 Bond Index Portfolio Mellon Bond Associates                   Gregory Curran
 The Portfolio continues to meet its investment objective: to match the performance of the Lehman Brothers Government Corporate Index, which includes only U.S. dollar-based, fixed coupon debt from the U.S. Treasury, U.S. Agencies and investment-grade corporations. Performance net of fees for the Portfolio was 0.16% for the past month, -0.34% for the past quarter and 10.96% from inception. The corresponding returns for the benchmark are 0.24%, 0.13% and 7.29%. The Portfolio uses a representative sample of issues selected through proprietary quantitative techniques. Selected issues have the best risk-adjusted expected return and, as a group, match the characteristics of the 6,500 issues in the Index including price sensitivity, industry, and quality exposures. An indexed portfolio typically eliminates many risks associated with active management and has lower fees and expenses.
 December proved to be a relatively quiet finish to an eventful year. For much of the year, fundamental factors took a back seat to international events. The unpredictable nature of international events and investor reactions propelled highly diversified and higher-quality portfolios to relatively stronger performance. Treasury yields dropped dramatically as a result of global financial stress and the related flights to quality and liquidity. By year-end , the thirty-year U.S. Treasury issue was above, but near, 5%. However, the "flights' did not carry over into the corporate sector. During the flight to liquidity, corporate bond investors widened credit spreads dramatically.
 The mood of the bond market changed in the fourth quarter. Spreads narrowed late in the year when the use of Treasury issues as a "safe haven' subsided. Spreads have not recovered completely, and liquidity has not returned to the market from pre-flight levels. Such uncertainty in the markets increases the risk associated with predicting yield movements or determining which sectors will perform well. The highly diversified approach of "Indexation' should serve investors well in 1999.

                             [CHART APPEARS HERE]

                                                    Inception: March 29, 1986
 Sovereign Bond PortfolioJohn Hancock Advisers, Inc.                 James Ho
 1998 was an exceptionally challenging year in both the US and international bond markets, despite the fact that interest rates in the US and virtually all other Sovereign countries declined to historically low levels. The year could also be characterized as one in which those strategies that focused on spread product underperformed, while those positioning duration strategies, particularly in the US Treasury market, dominated returns. Within the US markets, corporate bond and mortgage backed yield spreads widened significantly versus Treasury issues during much of the year, though the fourth quarter, particularly the month of October, was the most vexing.
 In the fourth quarter, against this backdrop, the Portfolio outperformed its benchmark, the Lehman Brothers Government/Corporate Index, at 0.31% versus 0.13%, respectively. However, its year-to-date return of 8.23% lagged the 9.47% return posted for the Index. As the Index has a heavier allocation to US Government and Agency issues, underperformance during a period in which investors fled to the safety of US Treasuries was not surprising.
 As the year drew to a close, we took the opportunity to capitalize on compelling and historically wide spreads, representing levels not seen since 1990, and increased our position in corporate bonds. By year-end, the Portfolio's US Treasury bond holdings were pared down to 22% from a high allocation of 32% during August, with the expectation that as yield spreads narrowed versus US Treasuries in 1999, the Portfolio would be handsomely rewarded.
 Currently, we believe that the Portfolio is not only well diversified, but also well positioned to benefit from an improvement in investor sentiment, a tightening in yield spreads and an increase in market liquidity during the period ahead. Though we believe the market is still subject to near term market risks, we remain optimistic in our overall view of the bond markets.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1996
 Strategic Bond Portfolio Portfolio
 J.P. Morgan Investment Management, Inc.             Chris Durbin & Lili Dung
 Early in 1998, it seemed the Asian financial situation was beginning to settle as global bond markets rallied. However, the crisis continued to spread in the second half of the year affecting markets world wide. The Russian currency breakdown and forced liquidation of assets threatened the stability of the global financial system, providing the catalyst for coordinated action. Led by the prompt and successive easing moves by the U.S. Federal Reserve, central banks, governments and supranational institutions around the world collectively responded to the crisis, restoring investor confidence near the end of the year.
 Within the U.S. portion of the Portfolio, our decision to increase corporate and mortgage backed securities during the year benefited performance. In addition, our decision to maintain the Portfolio's long duration position also contributed positively to performance. The Portfolio's allocation to U.S. Treasuries in the third quarter enhanced returns as investors "fled to quality' from the continued Asian contagion. As corporates and residential mortgages performed particularly well toward the end of the year, we modestly reduced the Portfolio's exposure to these sectors.
 Within the foreign markets, our allocation to Continental Europe throughout the year benefited the Portfolio's performance as the ongoing Asian financial crisis prompted strong demand for high-quality sovereign bonds. In mid-year, we decreased the Portfolio's combined allocation to domestic high yield and emerging markets to 3% and maintained this allocation through year-end. During 1998, the high yield sector was one of the better performing sectors and emerging markets bounced back late in the year.
 The bond market outlook remains attractive in the U.S., although strong consumer data, a firm labor market and rebounding stock market all suggest further interest rate cuts might come later in 1999 than previously expected. A similar picture is emerging in Europe, with rate cuts expected during 1999, but against a less buoyant economic backdrop.
[DTP CHART APPEARS HERE]

                                                       Inception: May 1, 1998
 High-Yield Bond Portfolio
 Wellington Management Company, LLP                     Crawford/Smith/McEvoy
 The high yield market stabilized during the fourth quarter as the extreme volatility that arose during the third quarter subsided. This was illustrated by a return of +2.1% for the high yield market (Lehman Brothers High Yield Index) which was well above the +0.3% return of the investment-grade market (LB Aggregate Index). Fears of further emerging market turmoil and hedge fund liquidations receded and helped improve liquidity. As of December 31, the spread of the Lehman High Yield Bond index over the 10-year Treasury was 588 basis points compared to 604 basis points on September 30. High yield essentially "earned its yield" during the quarter and spreads still remain significantly wider than in early 1998.
 As the market stabilized, the Portfolio's average quality and emerging market exposure accounted for the Portfolio's outperformance versus the Lehman HY Index during the fourth quarter. The average quality rating of the Portfolio remained at B2 compared to B1 for the Lehman HY Index. During the quarter, the lower quality "B" sector outperformed the "BB" sector, rewarding risk-taking investors. Emerging market bonds bounced back in the fourth quarter to outperform domestic high yield bonds. The JP Morgan Emerging Market Index (EMBI+) returned +9.9% for the three months ended December 31, 1998. We used weakness in the third quarter to add to select emerging markets issues but our exposure still remains below 5%.
 In the fourth quarter, we increased holdings in domestic-oriented companies, which are less dependent on exports and should be less impacted by weakening economies overseas. Holdings in three of these industries--cable, media/entertainment, and telecommunications--total 42.3% of the Portfolio's market value, versus 33.7% for the Lehman HY Index. Market weakness in the second half of 1998 created an opportunity to buy higher quality issues that had been hard to find or that were expensively valued. We have supplemented these purchases with a handful of lower quality issues which had been excessively punished in the market.

                             [CHART APPEARS HERE]

                                                    Inception: March 29, 1986
 Managed Portfolio Independence Investment Associates, Inc.    John Forelli &
 Tom Spicer
 The Portfolio returned 14.77% for the fourth quarter and 20.42% for the year compared to 14.70% for the INDATA median balanced Portfolio manager in 1998. Our asset allocation decision to overweight equities after the third quarter sell-off contributed significantly to fourth quarter performance.
 The equity portion returned 23.77% compared to 21.28% for the S&P 500 in the fourth quarter. For the year, this portion of the Portfolio returned a very strong 28.82% compared to the 18.1% return of the median INDATA equity manager. The big winners in your Portfolio included United Technologies, Home Depot, MCI WorldCom and Tellabs.
 The overall fixed income portion of the Portfolio returned a strong 8.70% in 1998. The US fixed income portion returned 8.18% for the year. Your bond Portfolio had a 20% exposure to international bonds during the quarter. The international bond exposure enhanced the performance of the fixed income portion by 34 basis points during the quarter and 52 basis points for the year. Over weighted currency positions in Deutsche marks, Swiss francs, Japanese yen and British pounds had a significant positive performance impact.
 The U.S. equity market rebounded strongly in the fourth quarter but fixed income markets failed to rally. As a result, we would expect to move from an over weighted equity position to market weighted asset allocation position during the first quarter 1999. Within the US equity market, we are favoring consumer cyclicals, technology and financials and under weighting basic material and energy stocks. In fixed income, we expect interest rates to decline and quality spreads to narrow. While we should expect continued volatility in the capital markets, the long-term outlook of steady growth, strong consumer spending and low inflation should continue to be positive for the U.S. stock and global fixed income markets.

                             [CHART APPEARS HERE]

                                                    Inception: March 29, 1986
 Growth & Income Portfolio Independence Investment Associates, Inc.   Paul F.
 McManus

  The stock market rebounded strongly from its third quarter lows as two interest rate cuts by the Federal Reserve restored investor confidence in the 1999 economic outlook. The market advance was broad and your Portfolio outperformed its benchmark for the fourth quarter and full year 1998.
  The year was extremely volatile and there were vast divergences in performance between styles, capitalization levels, and P/E groups. For example, for the full year, "Growth" style far outperformed "Value" style. High P/E stocks did better than low P/E stocks and large capitalization stocks did better than small capitalization stocks. The environment, with the divergences and volatility, was treacherous. Based on preliminary competitive data, your account did much better than the average manager's.
  Some strong areas in the market were the health care, telecommunications, technology, and financial groups. In particular, our individual stock selection was good in those areas. Stocks like Home Depot, MCI WorldCom, HealthSouth, Compaq Computer, Northern Telecom, and Merck led in performance. Some areas of the market that did not do well were the energy and electric utility groups. Oil prices declined sharply in the fourth quarter due to oversupply and continued weakness in Asia. Electric utilities, which did well in the third quarter because of their defensive characteristics, did not do as well in the strong fourth quarter environment.
  So, now that the year is behind us, what lies ahead? Our economic forecast calls for a slowing of the economy from the +3.8% level to 1.5-2.0% in 1999. This means that first half earnings comparisons will be tough, but easier in the second half. Inflation should remain low due to low oil prices and a slowing of economic activity. Therefore, we do not expect interest rates to move upward--they will likely stay in the range of 4.8%-5.6%. We expect that the stock market will be continually reacting to the balance between earnings growth and the level of interest rates. We believe Asia has bottomed. It will not recover soon.
  Within this environment, our strategy is the same. We will build portfolios that consist of stocks that have attractive value and improving fundamental trends. This strategy has served our clients well for 18 years and especially well in a treacherous 1998 environment. We also will continue to manage risk-- no big sector bets, cash timing, and market-like volatility.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1996
 Large Cap Value Portfolio T. Rowe Price Associates, Inc.     Brian C. Rogers
 Positive economic growth, a favorable interest rate environment, and substantial stock market volatility characterized last year. A solid first half was undermined by a severe third quarter correction, which gave way to a near-euphoric rally in the final months. The S&P 500 Index advanced by more than 20% for a record fourth consecutive year. However, within the context of another strong year for equities, there were significant crosscurrents that had a major impact on the performance of many sectors of the market.
 For the year, the Portfolio return produced respectable but somewhat disappointing results, since it was the first time in a while that performance lagged the Morningstar peer group. During the broad market advances we have seen in recent years, it is extremely difficult for portfolios with conservative objectives like Large Cap Value to keep up with S&P 500 stocks. In times such as these, it is helpful to keep in mind that the purpose of this type of Portfolio is not to generate robust returns under all market conditions. The goal is to produce attractive returns, including substantial dividend income, over time and also to help cushion investment principal when times get rough.
 The Portfolio was 95% invested in equities at year-end. Three of our largest sales during the past six months were stocks of companies that were in the process of being merged or acquired. In each case, we were able to sell our shares at prices higher than our original cost.
 We made significant new investments in several companies, including Baker Hughes, Boeing, and BankAmerica, all of which we bought at prices well below their highs for the year. Many of our holdings typically trade at below-average valuation levels because, for many diverse reasons, their share prices declined before we took a position in them. This investment strategy, buying out-of-favor stocks with good long-term potential, has served shareholders well in the past, and we believe it will continue as a successful strategy in the future when investors focus again on stocks with appealing market valuations.
 Among the Portfolio's largest holdings are companies from many diverse industries, including SBC Communications, Mellon Bank, American Home Products, Exxon, Anheuser-Busch, Dow Chemical, GE, and others that represent a broad cross-section of the U.S. economy.
 Twelve months ago, we commented on the rapid appreciation of stock prices compared with the growth in the underlying earnings and dividends. In 1997, share prices increased at a much faster rate than the underlying fundamentals, and this "delinkage" between price and value grew even more pronounced in 1998.
 We expect 1999 to be a more challenging year than the one that just ended. In our view, this could lead to more moderate returns than the robust and unsustainable performance of the past four years. In this environment, our investment approach will be steady and constant, as always. We will continue to search for attractively valued stocks with solid long-term potential.

                             [CHART APPEARS HERE]

                                                    Inception: March 29, 1986
 Large Cap Growth PortfolioIndependence Investment Associates, Inc.      Mark
 Lapman
 The Large Cap Growth Portfolio returned a very strong 27.79% in the fourth quarter. For the full year of 1998, the Portfolio returned 39.51%, well ahead of the S&P 500 return of 28.57% and the INDATA median large cap growth manager return of 19.0% for 1998.
 The stock market turned in an extremely strong fourth quarter as interest rate cuts in the U.S. and other countries buoyed investor confidence. Technology and specialty retailer stocks led the fourth quarter rebound as companies such as Lucent Technologies, Autodesk, Home Depot and Lowes performed very well. We remain confident that we will outperform other growth funds by owning growth stocks with better growth prospects at a less expensive price.
 The key factors driving stocks today is consumer and financial liquidity. We believe consumer spending will remain strong as wage growth outpaces inflation by a comfortable margin in 1999. Consumer confidence is still very high and the federal budget has swung from a deficit to a surplus. The safety net for the economy continues to be the Fed and its interest rate policy. In the event that emerging market turmoil causes another financial crisis, the Fed can still comfortably cut the Fed Funds rate as much as another 1.5% to reinvigorate the economy.
 We expect 1.5% U.S. GDP in 1999 and a rebound in corporate profit growth beginning in the second half of 1999. Technology companies will be the major source of the earnings rebound in 1999 which should bode well for large capitalization growth stocks. Strong consumer spending will continue to benefit well-positioned specialty retailers. While we should expect continued volatility in the stock market, the long-term outlook of steady growth and low inflation should continue to be positive for large capitalization growth stocks.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1996
 Equity Index Portfolio  State Street Global Advisors         Management Team

 The Equity Index Portfolio had a tremendous fourth quarter in 1998. The fund rose 21.27% during the quarter. This rebound reversed the losses suffered in the third quarter and also contributed to the total year's return of 28.45%. The Portfolio has returned just over 57% since May 1, 1997.
 1998 is the fourth consecutive year in which the S&P 500. Index returned more than 20%. The Index return was 37.58% in 1995, 22.96% in 1996, 33.36% in 1997, and 28.58% in 1998. To put this in perspective, $1.00 invested in the S&P 500. Index at the beginning of 1995 would now be worth $2.90.
 The Equity Index Portfolio continued to grow during the year. At the beginning of 1998 the Portfolio's total value was approximately $101 million. At the end of 1998 the value was over $230 million. Much of that gain came from new money into the Portfolio, while market returns contributed the remainder.
 The Equity Index Portfolio attempts to track the performance of The S&P 500. Index by fully replicating the index. The fund attempts to match the index holdings and weights for each name in order to provide returns close to the index return.

                                                      Inception: May 16, 1988
 Real Estate Equity Portfolio Independence Investment Associates, Inc. Dalton Avery
 The commercial real estate markets achieved equilibrium during 1998. REIT stocks were strong performers during the years of the real estate recovery but equilibrium caused a number of investor concerns, which was reflected in the disappointing performance of the REIT Group during the year. Concern about new development and supply coincided with expectations of a downturn in the overall economy. This, in turn, raised fears of another overbuilding period that caused the real estate downturn in the early 1990's. While the REIT stocks weakened many companies continued to issue additional shares. The combination of the flight of momentum investors with new stock issuance exacerbated the downturn in stock prices. A shift of investors from growth/momentum owners to value/yield investors was not a smooth transition and REIT share prices reflected this disconnect.
 The outlook for 1999 is favorable now that return expectations for REITs have moderated. The group started the year yielding 7%. Concerns about the overall economy have abated so real estate fundamentals remain attractive. In addition, the commercial mortgage crisis (CMBS) that occurred in mid 1998 reduced the supply of capital for real estate development. This reduced capital availability has curtailed a number of new developments and tempered the amount of new property supply coming to the market in 1999 and 2000. An improved economic outlook will be favorable for tenant demand while the reduced supply of new real estate combined with stock prices that reflect low expectations should eventually attract new inflows of capital to REIT stocks.

                                                       Inception: May 1, 1996
 Mid Cap Value PortfolioNeuberger Berman, LLC        M. Kassen & R. Gendelman
 In 1998, growth outperformed value on every level of capitalization. In fact, the capitalization effect and growth leadership produced the widest disparities ever in returns between large, mid and small stocks, and between growth and value stocks.
 It is no wonder that under these conditions, 86% of Portfolio managers underperformed the broad-based market. The Russell Mid Cap Value Index underperformed the Russell Mid Cap Index by 5% (5.1% to 10.1%) while the growth index showed an absolute return of 17.9%. The Neuberger Berman Mid Cap Value Portfolio returned 12.2% for the quarter and -10.5% for the year (gross of fees).
 Similar to the S&P, the large cap companies in the Russell Mid Cap Value Index (greater than $7.8 billion) contributed 128% of the Russell Mid Cap Value's return for the year. These 65 securities represent 9% of the names in the index and 30% of the market cap weight.
 Your Portfolio's top performing sector for the quarter was Producer Durables with an absolute return of 51.4% (the sector contributed 2.3%). For the year, Health Care (51.3%) was the top-performing sector and the top contributor (3.4%). Your Portfolio was aided in the fourth quarter by an increase in Teradyne. The largest contributor for the year was Biogen.
 Stocks, which lost value in the quarter included CompUSA and McDermott International. Generally, the most damaging stocks for the year were companies operating in cyclical industries.
 In spite of the large capitalization and growth orientation of the markets in 1998, we will continue to adhere to our midcap value approach to investing that has served our clients well over long periods of time. For 1999, we will be slower to sell our better performing positions as long as fundamentals remain intact. Secondly, we will not add or initiate new positions based solely on inexpensive valuations. Lastly, we will be more disciplined in our sell process.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1996
 Mid Cap Growth PortfolioJanus Capital Corporation                   Jim Goff
 Equity markets rebounded to reach new highs in the fourth quarter. Federal Reserve interest rate cuts and a resilient economy helped stocks shake off uncertainty over presidential impeachment, economic problems abroad, and pressure on corporate earnings. In this environment, investors increasingly focused on companies with visible earnings, regardless of size. Consequently, most of our midcap stocks participated in the rally.
 Turning to the Portfolio, we are pleased to report that we outpaced our benchmark, the Russell Mid Cap Growth Index, reflecting strong gains by our technology, media, and pharmaceutical positions. Among our technology holdings, Vitesse Semiconductor soared on robust demand for its specialty gallium arsenide semiconductors, a very high-speed, high-frequency chip used in the growing voice and data communications market. In the media arena, companies such as radio conglomerate Jacor Communications and billboard company Outdoor Systems shook off recession fears to rebound solidly. In both the radio and outdoor media sectors, consolidation continued to drive revenue growth, making earnings less vulnerable to advertising budgets and the economy.
 In the pharmaceutical industry, our position in Sepracor was a standout. The company reformulates and patents single-isomer versions of existing drugs in a procedure that eliminates many of the drugs' negative side effects. Sepracor has improved a number of compounds and recently signed an agreement with Eli Lilly for Prozac. On the downside, we were disappointed with the performance of Paychex, a payroll processing company, which declined on concerns over a potential slowdown in employment growth.
 Looking ahead, we believe that this market is playing directly to our strengths of strong research and the ability to identify all-weather growth companies. As many large capitalization companies see their profit margins erode, the key will be to own those companies that can meet or exceed Wall Street's estimates. In this environment, we believe small and midcap companies continue to offer significant opportunities.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1994
 Diversified Mid Cap Growth Portfolio (formerly Special Opportunities) John
 Hancock Advisers, Inc.                                      Barbara Friedman
 For 1998, the Diversified Mid Cap Growth Portfolio returned 5.61%, underperforming the Russell Mid Cap Index return of 17.86%. Several factors accounted for this underperformance. First, we significantly repositioned the Portfolio during the first half of 1998 bringing it into a truer midcap format and away from the combination of small and large cap stocks that previously dominated the Portfolio. During this period, the Portfolio's performance matched the Russell Mid Cap Index, but did not match its peers outperformance. We also included holdings of REITs and gas distribution stocks which performed well in 1997, but failed to do so in 1998.
 Secondly, during the repositioning, we were slow to take a position in technology stocks which were the major contributors to the year's performance. We addressed this issue during the fall, taking the technology sector from a market to an overweight position. For 1998, 8 of the top 10 performers were technology stocks, including EMC Corp, Lexmark, and Compuware.
 Most importantly, we focused too narrowly within the smaller portion of the midcap universe to ensure the Portfolio stayed within its midcap mandate. For most of this year, some 50% of the Russell Mid Cap Index weighting has been outside and above the top end of the Portfolio's market cap limit. This 50% weighting produced over 86% of 1998 return of the index. Beginning in mid December, we more carefully and aggressively invested the 28% or so of the Portfolio's available assets in these larger cap names in the Russell midcap universe.
 1998 was truly a year of transition--if not, 1 1/2 transitions. However, as we enter 1999, the Portfolio has strong characteristics with projected earnings growth some 50% better than that of its large cap counterparts and selling at a modest discount to the large cap market. These domestically oriented companies should not be fundamentally hurt by financial crises outside the US and should continue to benefit from a growing US economy where both inflation and interest rates remain low.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1998
 Small/Mid Cap CORE Portfolio
 Goldman Sachs Asset Management                            Jones/Clark/Pinter
 For the quarter ended December 31, 1998, the John Hancock VST Small/Mid Cap CORE Portfolio ("Portfolio") returned 15.94% at NAV, underperforming its benchmark, the Russell 2500 Index ("Index"), which returned 17.40%. Since inception (May 1, 1998), the Portfolio returned -9.81% at NAV, slightly underperforming the Index, which returned -9.30%. The primary reasons for the Portfolio's underperformance stem from its smaller market capitalization bias, its value-oriented methodology and stock selection.
 Small capitalization stocks rallied during the fourth quarter, as the credit crunch in capital markets and concerns about global financial conditions were eased, in part, by the Federal Reserve Board's successive rate cuts. However, the impressive fourth quarter Index return of 17.4% was overshadowed by the S&P 500 Index return of 21.3%, as investors continued to favor the quality and perceived safety of blue-chip, large capitalization companies. Investors also continued to prefer growth versus value investing; the Russell 2500 Growth Index return of 25.4%, significantly outperforming the Russell 2500 Value Index for the quarter, which appreciated only 11.2%.
 On a sector basis, our positions in healthcare, technology, consumer services, commercial services, telecommunications and transports positively impacted performance during the quarter. The energy sector, however, detracted from performance, partly due to increased uncertainty from weakening oil prices and industry consolidation.
 We seek to add value through individual stock selection while sector weightings and distribution among size categories continue to approximate those of the Index. We prefer stocks with attractive valuations, lower-than-average risk, good momentum and favorable analyst opinions. Over the long-term, these factors have led to excess returns, although they often may not simultaneously work well. During the fourth quarter, the strongest performers were stocks with high valuations and higher-than-average risk. As these characteristics are contrary to our investment style, the Portfolio's performance was negatively impacted.
 We anticipate that 1999 will predominantly be a year of transition, with growth slowing as the year progresses and interest rates dropping after the first half of the year. Despite possible continued volatility in the U.S. equity markets throughout 1999, we believe that through our combined qualitative and quantitative stock selection strategy and our disciplined, long-term approach, the Portfolio has the potential to generate solid long-term returns.

                                                       Inception: May 1, 1996
 Small Cap Value Portfolio INVESCO Management & Research         Bob Slotpole
 The equity market roared back with the best quarterly return for the Standard & Poor's 500 since 1975. The Russell 2000 Index returned 16.3%, but still finished in negative territory for the year. Technology stocks were the biggest winners, as companies with ".com' in their names reached the ozone layer. This sector is likely to remain unusually volatile until investors can put some bounds around the growth potential of commerce on the web. Contrasted with this euphoria are the hard times that have befallen commodity producers. Problems are particularly evident in energy, where a combination of warm weather and collapsing Third World demand have driven prices to lows not seen since the mid 1980's.
 The Small Cap Value Portfolio returned 14.2% for the quarter and -5.96% for the year, versus 16.3% and -2.55% for the Russell 2000. The shortfall was largely due to the Portfolio's value bias; the degree to which growth stocks outperformed value in 1998 was unprecedented. While the Russell 2000 Value Index fell -6.5%, the Russell 2000 Growth Index was up 1.2%--the widest dispersion between the two in their 22 year history. Although our stock selection tools that focus on valuation have hurt recent results versus the broader index, over time these factors have proven to be valuable contributors to excess return.
 Despite recent weakness, small cap stocks can offer significant benefits to long-term investors. Historically they have provided excess returns of 3% annually over large cap stocks for 5 year holding periods and they contribute to overall portfolio diversification. Currently, the Russell 2000 is trading at a discount to the S&P 500 on a forward earnings basis and relative measures of price/book and price/earnings have reached new lows. Such compelling valuation, combined with lower interest rates, presents a very favorable climate for small cap stocks.

                              [CHART APPEARS HERE]

                                                       Inception: May 1, 1996
 Small Cap Growth Portfolio John Hancock Advisers, Inc.         Bernice Behar
 1998 was an outstanding year for the Small Cap Growth Portfolio. Despite the market bias toward large cap stocks, the Portfolio gained 14.5%. This performance exceeded the 1.2% return of the Russell 2000 Growth Index by a wide margin. Holdings in the Technology and consumer related sectors had the largest impact on performance.
 We emphasized consumer stocks during the year for several reasons. Low levels of unemployment, inflation, and interest rates and high consumer confidence created an ideal environment. We purchased several companies in the retail industry and were particularly successful in the specialty retail segment (Linens 'N Things, Abercrombie & Fitch). Other consumer holdings included business services companies that performed well due to an increase in outsourcing and food and drug stores that were undergoing consolidation through most of the year (Genovese, Duane Reade).
 The Technology sector was the strongest contributor to performance. During the year we made strategic shifts within the overweighted sector based on underlying fundamentals and current market conditions. These decisions significantly added to performance. In the first half of the year, the Asian crises created uncertainty in the market. We correctly concluded that companies with higher earnings visibility would perform well. We focused the Portfolio on software and services stocks, whose earnings are more consistent, and avoided the more cyclical semiconductor related stocks. After the market decline in July, we added higher quality semiconductor names. We felt their current stock prices reflected most of the negative sentiment. These stocks rallied sharply in the fourth quarter boosting performance. Finally, we took profits in some of our software and services holdings and purchased several Internet stocks. These stocks were trading at cheaper valuations after severe declines during the third and early fourth quarters. The market rewarded these stocks in the fourth quarter causing their stock prices to soar.

                                                       Inception: May 1, 1998
 Global Equity Portfolio
 Scudder Kemper Investments, Inc.                     W. Holzer & D. Espinosa
 Equity markets staged an astonishing recovery in the fourth quarter, in many cases surpassing their previous highs for the year as fears of the end of the bull market appeared to have been forgotten. For the quarter, the VST Global Equity Portfolio underperformed the MSCI World Index (US$) by 7%. Since the Portfolio's inception on May 1, 1998, the Portfolio returned -0.55% underperforming the benchmark, which returned 7.99%.
 Late in the quarter, Europe took up the running, coordinating a larger-than-expected cut in interest rates. In contrast to the financial markets motivation of the US rate cut, the European action was designed to stimulate slowing European GDP growth.
 However, credit market pressures have not dissipated. Although the $41bn IMF package for Brazil did much to allay investors' fears in the short-term, bond market spreads over US Treasuries rose rapidly again at the end of December, as the Brazilian government failed to pass an important part of their fiscal reform package. Doubts remain over systemic risk akin to the "Russian" crisis in the third quarter.
 Some of the fundamental drivers underlying our investment themes are changing. While restructuring still has considerable potential outside the US, deflationary risks are becoming more evident. The furious pace of the recent merger and acquisition activity is inspired by cost cutting and the elimination of capacity, and, as a defense against deflation, will not yield the same benefits as earlier restructuring.
 The real risks that we perceive in both the global economy and individual financial markets have led us to maintain a flexible stance in the Portfolio. Investment performance has not kept pace with our benchmark index during the quarter, although it has achieved our anticipated returns.
 In our search for new themes, we are seeking to understand the wider implications of the latticework of structural imbalances that today characterize the global economy. In the meantime, the Portfolio will remain positioned for change.

                                                       Inception: May 1, 1996
 International Balanced Portfolio Brinson Partners, Inc.      Management Team
 The International Balanced Portfolio provided 19.09% return (gross of fees) for the year, which slightly beat the portfolio's benchmark return of 19.04%. The portfolio's underweight of Japanese bonds was the most significant positive contributor to results for the year, primarily due to that market's fourth quarter performance. Overall Portfolio results were hampered by the underweight of non-U.S. equities in favor of non-U.S. bonds for the year.
 For the fourth quarter, non-U.S. equity markets returned 16.9%, and thus recouped much of the decline experienced in the third quarter. For the full year, non-U.S. markets provided 13.8% (in dollar-hedged terms). With the upturn in the equity markets through the fourth quarter, the majority of individual European markets ended the year with double-digit returns (in dollar-hedged terms). Non-U.S. bond markets provided a lackluster 0.6% return (in dollar hedged terms) for the quarter, with returns ranging from 4.3% and 4.0% in Sweden and the U.K., respectively, to a low of -5.0% in Japan. Nevertheless, the one-year returns from non-U.S. bond markets reached a robust 11.5% (in dollar-hedged terms).
 In the International Balanced Portfolio, we continue to emphasize the non-U.S. bond markets relative to non-U.S. equity markets. Global equity investors continue to be confronted with an overextended equity market that pays little attention to declining profit expectations. We remain very underweight in Japan, Hong Kong and Singapore. Among non-U.S. bond markets, we have no exposure to Japan and have maintained overweight positions in Australia, Denmark, Spain and the U.K. The Portfolio's currency strategies at the end of the fourth quarter remained neutral. The only notable hedging strategies were underweights in the Japanese yen and the British pound sterling, and a smaller underweight of the Hong Kong dollar. Offsetting these positions were overweights in the Australian and, to a lesser degree, the New Zealand dollar.

                              [CHART APPEARS HERE]

                                                       Inception: May 2, 1988
 International Equity Index Portfolio (formerly International Equity)
 Independence International Associates Inc.                      Norman Meltz
 The International Equity Index Portfolio returned 20.93% (gross) in the fourth quarter versus the GDP Index return of 21.56%. Since inception of the indexing strategy on May 1st of this year, the Portfolio's gross return of 5.43% trails the GDP Index return of 6.40%. Excluding May, when we began managing the Portfolio and restructured the entire Portfolio, the Portfolio's gross return of 4.72% trails the GDP Index return of 4.91% by 19 basis points.
 Most of the fourth quarter's performance shortfall came from two sources. First, during October, when the Fund under-performed the index by 36 basis points, a steady steam of redemptions caused an underweight in Japan as we sold Nikkei 225 futures as the source for cash. Japan's performance exceeded the average of the other 19 countries in October by nearly 5%. Therefore, as the largest country weight in the Portfolio at more than 30%, this underweight caused negative tracking.
 The other source for the performance difference in the quarter was stock selection. Currently, the Portfolio holds 525 stocks while the index includes 1036 stocks. While optimized portfolios track well over longer time periods, tracking error in shorter periods does vary. Since we completed restructuring this Portfolio in May, we have maintained a predicted annual tracking error of less that 0.45% as measured by the BARRA risk model. Over the period since June, that prediction has been true.
 Over the next quarter we will attempt to reduce monthly tracking error in two ways. First, if Portfolio purchases and sales permit, we will add more stocks to the Portfolio. Second, we will utilize FT100, CAC40 and DAX futures in addition to Nikkei 225 futures. The FT100 tracks the UK market, the CAC40 covers France and the DAX covers Germany. Thus, we can raise cash by using a basket of countries rather than just Japan. That will allow us to reduce the disruptive effect redemptions have on the Portfolio's country weights.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1996
 International Opportunities Portfolio Rowe Price-Fleming International,
 Inc.                                                             Martin Wade
 For the year, the MSCI EAFE benchmark was up 20%, helped by dollar weakness that contributed about one-third of the gain. Europe, up 29%, was the strongest international region in 1998, while Latin America, down 35%, was the weakest. Latin America suffered the savage sell-off that afflicted the Far East last year as "Asian contagion", exacerbated by the Russian default and devaluation, induced a loss of confidence in Brazil and the region.
 Looking forward, we see international economies growing more slowly. Our cautious stance in the Pacific and Japan will help shield the Portfolio from the pain that those markets must go through before they can emerge as fundamentally healthy investment centers.
 Corporate activity and restructuring in Europe are expected to continue as Economic and Monetary Union (EMU), deregulation, and a weaker economy coincide in the year ahead. The extent of corporate consolidation in Europe lags the US, and thus there is further scope for industry concentration. Our enthusiasm for Continental Europe remains high, as we continue to find businesses with sustainable growth prospects, managed to maximize returns, at reasonable valuations.
 The Japanese government's long overdue action in the fourth quarter is encouraging. We remain underweight, though, because at the stock level there are relatively few companies focused on shareholder value, willing to take the tough actions that may be required in the recessionary and deflationary environment of Japan at present.
 In the rest of the Far East, the bottom of the crisis may be at hand, but we believe that valuations bear little relationship to the underlying merits of the stocks. We retain our belief that Latin America offers attractions and opportunity. The key remains avoiding a disorderly devaluation in Brazil. Our view is that this is possible, and the Portfolio holdings will, in time, be able to achieve valuations closer to those of international sector peers.
 Confidence has clearly returned to global stock markets after the difficult third quarter. Looking ahead, we believe that this renewed confidence, coupled with healthy if unspectacular economic growth in Europe and signs that we are at least closer to the bottom in Asia will lead to reasonable performance from international equity markets in 1999.

                             [CHART APPEARS HERE]

                                                       Inception: May 1, 1998
 Emerging Markets Equity Portfolio Montgomery Asset Management, LLC.       J.
 Jimenez & B. Sudweeks
 1998 was an extremely volatile year for emerging markets, marked by exceptional swings in global volatility and investor sentiment. A huge bailout package by the International Monetary Fund (IMF) announced at the beginning of 1998 offered some respite from selling pressure; however, the positive effect of the rescue package on the financial markets was offset by a decline in the value of the Japanese yen later in the year. This slide sparked investor fears of another round of Southeast Asian currency devaluations like the prior year. As investment capital left Asia for safer havens during the year, negative sentiment proved infectious. Emerging markets in other regions also began to experience capital flight. Capital dependent countries from Brazil to South Africa were forced to raise short-term interest rates, risking future growth prospects in order to stabilize their currencies and continue to attract investors. This resulted in short-term market volatility across the asset class.
 There were some bright spots in the emerging markets picture, however. With the exception of Russia, European emerging markets suffered far less volatility than their counterparts in Asia, Latin America and Africa, and some continued to achieve good returns. Greece was the standout, benefiting from the positive investor sentiment currently enveloping European Union countries ahead of the introduction of the EMU. Poland and Hungary, which are candidates for accession to the European Union, also gained from the association.
 The performance of the John Hancock Variable Series Trust Emerging Markets Portfolio was -28.87% since inception (5/1/98), versus -28.92% for MSCI EM Free Index for the same period. While since inception we have been able to match the index, during the fourth quarter we gave up most of the value we added during the initial months of managing the Portfolio. Our fundamental based quantitative and qualitative approach to investing in this asset class, which we expect to add value over the long term, was not rewarded during the fourth quarter when stocks experienced extreme volatility. Our smaller cap bias in some of the markets adversely impacted performance as we saw the same trend evidenced in the U.S. and Europe where bigger was better. Also some of our specific country bets worked against us. For example our underweight in Korea in the fourth quarter and our overweights in Brazil and South Africa detracted from our performance. On the other hand, our overweight in emerging European markets such as Greece contributed to our performance.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

                               Large Cap   Sovereign    Emerging    International Global   Small Cap International Mid Cap
                                 Growth      Bond    Markets Equity Equity Index  Equity    Growth     Balanced    Growth
                               ----------  --------- -------------- ------------- -------  --------- ------------- -------
ASSETS
Long term investments at
cost.........................  $  771,576  $851,738     $ 8,319       $162,862    $14,174   $55,256     $25,786    $68,410
Net unrealized
appreciation/(depreciation)
of investments...............     350,085    20,843      (1,312)         7,518        176    16,879       2,791     21,795
Short term investments at
market.......................       8,980    19,069         289          2,402        914     2,704         698      2,099
                               ----------  --------     -------       --------    -------   -------     -------    -------
 Total Investments...........   1,130,641   891,650       7,296        172,782     15,264    74,839      29,275     92,304
Cash.........................                                                8          1        46         319        533
Receivables for:
 Investments sold............       3,766     5,937                                           2,582                  2,717
 Fund shares sold............                                                                   101          16        368
 Interest....................                13,604                                                         280
 Dividends...................       1,043                    15            309         24        12          36          9
 Unrealized appreciation in
 forward foreign currency
 contracts...................                                               97                              538         33
                               ----------  --------     -------       --------    -------   -------     -------    -------
 TOTAL ASSETS................   1,135,450   911,191       7,311        173,196     15,289    77,580      30,464     95,964
LIABILITIES
Payables for:
 Investments purchased.......       8,539     3,856                                     4     2,710          43      1,862
 Fund shares purchased.......          53        86                          2
 Futures contracts daily
 variation margin............                                               17
 Other liabilities...........          94       128           1             40          4        21           5         17
                               ----------  --------     -------       --------    -------   -------     -------    -------
 TOTAL LIABILITIES...........       8,686     4,070           1             59          8     2,731          48      1,879
                               ----------  --------     -------       --------    -------   -------     -------    -------
NET ASSETS...................  $1,126,764  $907,121     $ 7,310       $173,137    $15,281   $74,849     $30,416    $94,085
                               ==========  ========     =======       ========    =======   =======     =======    =======
Shares of beneficial interest
outstanding..................      43,016    91,429       1,032         11,127      1,548     5,763       2,734      6,224
                               ----------  --------     -------       --------    -------   -------     -------    -------
Net asset value per share....  $    26.19  $   9.92     $  7.09       $  15.56    $  9.87   $ 12.99     $ 11.12    $ 15.12
                               ==========  ========     =======       ========    =======   =======     =======    =======
Composition of net assets:
 Capital Paid in.............     777,691   882,112      10,255        165,702     15,474    61,011      27,679     72,467
 Accumulated net realized
 gain/(loss) on investments..      (1,050)    3,988      (1,624)           108       (366)   (3,045)        237       (141)
 Undistributed/(distributions
 in excess of) net investment
 income......................          38       178          (9)          (173)        (3)        4        (829)       (69)
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments.................     350,085    20,843      (1,312)         7,518        176    16,879       2,791     21,795
 Foreign currency transla-
 tion........................                                              110                              538         33
 Futures contracts...........                                             (128)
                               ----------  --------     -------       --------    -------   -------     -------    -------
Net Assets...................  $1,126,764  $907,121     $ 7,310       $173,137    $15,281   $74,849     $30,416    $94,085
                               ==========  ========     =======       ========    =======   =======     =======    =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap   Money   Mid Cap   Diversified Mid  Bond   Small/Mid Cap Real Estate  Growth &
                               Value     Market   Value      Cap Growth     Index      CORE        Equity      Income
                             ---------  -------- --------  --------------- ------- ------------- ----------- ----------
ASSETS
Long term investments at
cost........................ $106,130            $ 94,039     $166,644     $26,650    $4,681      $149,365   $2,538,433
Net unrealized
appreciation/(depreciation)
of investments..............   11,665                (954)      22,922         458       264         1,279    1,119,298
Short term investments at
market......................    5,459   $370,722    2,067        4,878         628                   1,264       14,373
                             --------   -------- --------     --------     -------    ------      --------   ----------
 Total Investments..........  123,254    370,722   95,152      194,444      27,736     4,945       151,908    3,672,104
Cash........................        1                                1                    64
Receivables for:
 Investments sold...........                                       708         114
 Fund shares sold...........       11     24,540      126                                  4
 Interest...................       11                                          437
 Dividends..................      248                 241           63                     4         1,170        4,023
                             --------   -------- --------     --------     -------    ------      --------   ----------
 TOTAL ASSETS...............  123,525    395,262   95,519      195,216      28,287     5,017       153,078    3,676,127
LIABILITIES
Payables for:
 Investments purchased......      151                 688        1,752         282                                4,856
 Fund shares purchased......                                        73                                 243          162
 Other liabilities..........        9         67       11           59           4         2            46          324
                             --------   -------- --------     --------     -------    ------      --------   ----------
 TOTAL LIABILITIES..........      160         67      699        1,884         286         2           289        5,342
                             --------   -------- --------     --------     -------    ------      --------   ----------
NET ASSETS.................. $123,365   $395,195 $ 94,820     $193,332     $28,001    $5,015      $152,789   $3,670,785
                             ========   ======== ========     ========     =======    ======      ========   ==========
Shares of beneficial
interest outstanding........    8,799     39,519    7,781       12,129       2,748       556        12,263      188,319
                             --------   -------- --------     --------     -------    ------      --------   ----------
Net asset value per share... $  14.02   $  10.00 $  12.19     $  15.94     $ 10.19    $ 9.02      $  12.46   $    19.49
                             ========   ======== ========     ========     =======    ======      ========   ==========
Composition of net assets:
 Capital Paid in............  111,673    395,195  104,944      170,700      27,543     5,501       149,582    2,550,367
 Accumulated net realized
 loss on investments........       (8)             (9,170)        (290)                 (750)         (180)        (362)
 Undistributed net
 investment income..........       35                                                                2,108        1,482
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................   11,665                (954)      22,922         458       264         1,279    1,119,298
 Foreign currency transla-
 tion.......................
 Futures contracts..........
                             --------   -------- --------     --------     -------    ------      --------   ----------
Net Assets.................. $123,365   $395,195 $ 94,820     $193,332     $28,001    $5,015      $152,789   $3,670,785
                             ========   ======== ========     ========     =======    ======      ========   ==========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

                                           Short-Term Small Cap International  Equity   High Yield Strategic
                                Managed       Bond      Value   Opportunities  Index       Bond      Bond
                               ----------  ---------- --------- ------------- --------  ---------- ---------
ASSETS
Long term investments at
cost.........................  $2,662,717   $73,522    $60,464     $54,893    $187,090   $14,870    $60,144
Net unrealized
appreciation/(depreciation)
of investments...............     606,741      (308)     2,277       6,453      45,998      (566)     2,593
Short term investments at
market.......................     197,120     2,814      1,240       2,865         248       205      9,045
                               ----------   -------    -------     -------    --------   -------    -------
 Total Investments...........   3,466,578    76,028     63,981      64,211     233,336    14,509     71,782
Cash.........................       2,197                               37          68
Receivables for:
 Investments sold............     125,053                                2          33                4,811
 Fund shares sold............                    17         43                     590         5        105
 Interest....................      15,369     1,201                                          303        807
 Dividends...................       2,375                   83          76         256
 Futures contracts daily
 variation margin............           1                                           14
 Unrealized appreciation in
 forward foreign currency
 contracts...................                                                                           130
                               ----------   -------    -------     -------    --------   -------    -------
 TOTAL ASSETS................   3,611,573    77,246     64,107      64,326     234,297    14,817     77,635
LIABILITIES
Payables for:
 Investments purchased.......     304,113                                2       1,719        27     10,824
 Fund shares purchased.......         236                               51
 Futures contracts daily
 variation margin............                                                                             2
 Unrealized depreciation in
 forward foreign currency
 contracts...................       5,041
 Other liabilities...........         273        52         12          23                     1         18
                               ----------   -------    -------     -------    --------   -------    -------
 TOTAL LIABILITIES...........     309,663        52         12          76       1,719        28     10,844
                               ----------   -------    -------     -------    --------   -------    -------
NET ASSETS...................  $3,301,910   $77,194    $64,095     $64,250    $232,578   $14,789    $66,791
                               ==========   =======    =======     =======    ========   =======    =======
Shares of beneficial interest
outstanding..................     211,171     7,682      5,531       5,260      13,139     1,602      6,301
                               ----------   -------    -------     -------    --------   -------    -------
Net asset value per share....  $    15.64   $ 10.05    $ 11.59     $ 12.21    $  17.70   $  9.23    $ 10.60
                               ==========   =======    =======     =======    ========   =======    =======
Composition of net assets:
 Capital Paid in.............   2,698,050    77,623     66,361      58,135     186,595    15,355     64,192
 Accumulated net realized
 loss on investments.........      (3,020)     (208)    (4,591)       (392)       (356)                  (1)
 Undistributed/(distributions
 in excess of) net investment
 income......................       4,698        87         48          52          85                 (147)
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments.................     606,741      (308)     2,277       6,453      45,998      (566)     2,593
 Foreign currency
 translation.................      (4,875)                               2                              140
 Futures contracts...........         316                                          256                   14
                               ----------   -------    -------     -------    --------   -------    -------
Net Assets...................  $3,301,910   $77,194    $64,095     $64,250    $232,578   $14,789    $66,791
                               ==========   =======    =======     =======    ========   =======    =======

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I
Year Ended December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap Sovereign     Emerging      International  Global   Small Cap International Mid Cap
                              Growth     Bond    Markets Equity(*) Equity Index  Equity(*)  Growth     Balanced    Growth
                             --------- --------- ----------------- ------------- --------- --------- ------------- -------
INVESTMENT INCOME
 Income
 Interest..................  $    547   $60,699       $    24         $   283      $  54    $    94     $  859     $   138
 Dividends (Note B)........     8,574                      84           2,984        163        104        333         134
                             --------   -------       -------         -------      -----    -------     ------     -------
                                9,121    60,699           108           3,267        217        198      1,192         272
 Expenses
 Investment advisory fees
 (Note C)..................     3,446     2,128            68             504         87        421        236         507
 Auditors fees.............        35        34            11              15         11         12         12          12
 Custodian fees............       169       187            69             368         93        103        208         100
 Fidelity bond fees........         1         1                             1                     1
 Legal fees................         8         8             9               9          9          9          8           9
 Printing & mailing fees...       100        96            33             125         34         37         35          37
 Trustees fees.............         5         4             2               4          2          4          4           4
 Other fees................         1         1                             6          1          1          1           1
                             --------   -------       -------         -------      -----    -------     ------     -------
                                3,765     2,459           192           1,032        237        588        504         670
 Less expenses reimbursed
 (Note C)..................                               111             124        126         27        199          15
                             --------   -------       -------         -------      -----    -------     ------     -------
                                3,765     2,459            81             908        111        561        305         655
                             --------   -------       -------         -------      -----    -------     ------     -------
Net Investment
Income/(Loss)..............     5,356    58,240            27           2,359        106       (363)       887        (383)
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss)
 on sales of investments...   104,660    12,121        (1,644)         24,001       (376)      (271)       609       8,102
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments...............   198,191    (3,300)       (1,312)          4,183        176     10,212      2,412      15,541
 Foreign currency
 translation...............                                               107                              660          75
                             --------   -------       -------         -------      -----    -------     ------     -------
 Net realized and
 unrealized gain/(loss) on
 investments...............   302,851     8,821        (2,956)         28,291       (200)     9,941      3,681      23,718
                             --------   -------       -------         -------      -----    -------     ------     -------
 Net increase/(decrease) in
 net assets resulting from
 operations................  $308,207   $67,061       $(2,929)        $30,650      $ (94)   $ 9,578     $4,568     $23,335
                             ========   =======       =======         =======      =====    =======     ======     =======

(*) Commenced investment operations on May 1, 1998.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
Year Ended December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap  Money  Mid Cap   Diversified Mid   Bond   Small/Mid Cap Real Estate Growth &
                               Value   Market   Value      Cap Growth    Index(*)    CORE(*)      Equity     Income
                             --------- ------- --------  --------------- -------- ------------- ----------- --------
INVESTMENT INCOME
 Income
 Interest...................  $  399   $16,754 $    303      $   393      $1,160      $  28      $    173   $  1,695
 Dividends (Note B).........   2,592              1,368        1,150                      4        10,843     46,457
                              ------   ------- --------      -------      ------      -----      --------   --------
                               2,991    16,754    1,671        1,543       1,160         32        11,016     48,152
 Expenses
 Investment advisory fees
 (Note C)...................     747       749      709        1,490          27         24         1,071      7,960
 Auditors fees..............      13        19       13           17          12         11            16         95
 Custodian fees.............     105        80       75          105          42         59            81        410
 Fidelity bond fees.........       1                  1            1                                               1
 Legal fees.................       9         8        9            8           9          9             8          8
 Printing & mailing fees....      40        54       39          133          35         33            47        268
 Trustees fees..............       4         5        4            5           2          2             5          5
 Other fees.................       1         1        1            1                      1             1
                              ------   ------- --------      -------      ------      -----      --------   --------
                                 920       916      851        1,760         127        139         1,229      8,747
 Less expenses reimbursed
 (Note C)...................                                                  56        107
                              ------   ------- --------      -------      ------      -----      --------   --------
                                 920       916      851        1,760          71         32         1,229      8,747
                              ------   ------- --------      -------      ------      -----      --------   --------
Net Investment
Income/(Loss)...............   2,071    15,838      820         (217)      1,089          0         9,787     39,405
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss) on
 sales of investments.......   4,295             (8,690)       2,111         267       (750)        1,614    320,993
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................   2,592             (4,194)       8,644         458        264       (44,965)   486,604
 Foreign currency
 translation ...............
                              ------   ------- --------      -------      ------      -----      --------   --------
 Net realized and unrealized
 gain/(loss) on investments.   6,887            (12,884)      10,755         725       (486)      (43,351)   807,597
                              ------   ------- --------      -------      ------      -----      --------   --------
 Net increase/(decrease) in
 net assets resulting from
 operations.................  $8,958   $15,838 $(12,064)     $10,538      $1,814      $(486)     $(33,564)  $847,002
                              ======   ======= ========      =======      ======      =====      ========   ========

(*) Commenced investment operations on May 1, 1998.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
Year Ended December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

                                       Short-Term Small Cap International Equity  High Yield Strategic
                             Managed      Bond      Value   Opportunities  Index   Bond(*)     Bond
                             --------  ---------- --------- ------------- ------- ---------- ---------
INVESTMENT INCOME
Income
 Interest................... $ 74,000    $4,306    $   195     $  144     $    11    $626     $2,902
 Dividends (Note B).........   27,279                  742        854       2,556       7
                             --------    ------    -------     ------     -------    ----     ------
                              101,279     4,306        937        998       2,567     633      2,902
 Expenses
 Investment advisory fees
 (Note C)...................    9,826       193        446        441         271      49        329
 Auditors fees..............       91        13         12         12          15      11         12
 Custodian fees.............      443        75         92        204         188      48         86
 Fidelity bond fees.........        1                    1          1                              1
 Legal fees.................        9         9          9          9           9       9          8
 Printing & mailing fees....      592        46         37         36          44      33         35
 Trustees fees..............        4         4          4          4           5       3          5
 Other fees.................        1         1          1          1          11                  1
                             --------    ------    -------     ------     -------    ----     ------
                               10,967       341        602        708         543     153        477
 Less expenses reimbursed
 (Note C)...................                            17        145         543      85         31
                             --------    ------    -------     ------     -------    ----     ------
                               10,967       341        585        563           0      68        446
                             --------    ------    -------     ------     -------    ----     ------
Net Investment Income.......   90,312     3,965        352        435       2,567     565      2,456
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss) on
 sales of investments.......  215,053       (82)    (4,544)      (303)      3,458       7       (559)
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................  261,761      (325)       253      6,179      34,583    (566)     2,172
 Foreign currency
 translation................   (4,875)                             12                             21
                             --------    ------    -------     ------     -------    ----     ------
 Net realized and unrealized
 gain/(loss) on investments.  471,939      (407)    (4,291)     5,888      38,041    (559)     1,634
                             --------    ------    -------     ------     -------    ----     ------
 Net increase/(decrease) in
 net assets resulting from
 operations................. $562,251    $3,558    $(3,939)    $6,323     $40,608    $  6     $4,090
                             ========    ======    =======     ======     =======    ====     ======

(*) Commenced investment operations on May 1, 1998.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                               Emerging
                                            Large Cap Growth           Sovereign Bond       Markets Equity
                                        ------------------------- ------------------------- ---------------
                                                                                              Period from
                                         Year Ended   Year Ended   Year Ended   Year Ended  May 1, 1998(*)
                                        December 31, December 31, December 31, December 31, to December 31,
                                            1998         1997         1998         1997          1998
                                        ------------ ------------ ------------ ------------ ---------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                        $    5,356    $  5,606     $ 58,240     $ 54,042       $    27
 Net realized
 gain/(loss) on
 sales of
 investments.....                           104,660      62,455       12,121        5,170        (1,644)
 Change in net unrealized appreciation/
 (depreciation) of investments.             198,191     101,020       (3,300)      13,744        (1,312)
 Foreign
 currency
 translation.....
                                         ----------    --------     --------     --------       -------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......                           308,207     169,081       67,061       72,956        (2,929)
Distributions to
Shareholders
From:
 Net investment
 income..........                            (5,356)     (5,606)     (58,240)     (54,042)          (16)
 Realized gain on
 investments.....                          (104,621)    (62,455)     (12,168)      (5,170)
 Capital Paid in.                               (39)                                                (11)
                                         ----------    --------     --------     --------       -------
 Decrease in net
 assets
 resulting from
 distributions...                          (110,016)    (68,061)     (70,408)     (59,212)          (27)
Trust Share
Transactions
 Proceeds from
 shares sold.....                           132,463     120,441      120,694       84,388        11,982
 Distributions
 reinvested......                           110,016      68,061       70,408       59,212            27
 Payment for
 shares redeemed.                           (68,304)    (59,269)     (84,404)     (79,685)       (1,743)
                                         ----------    --------     --------     --------       -------
 Increase from
 trust share
 transactions....                           174,175     129,233      106,698       63,915        10,266
                                         ----------    --------     --------     --------       -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                           372,366     230,253      103,351       77,659         7,310
NET ASSETS
 Beginning of
 Period..........                           754,398     524,145      803,770      726,111
                                         ----------    --------     --------     --------       -------
 End of Period...                        $1,126,764    $754,398     $907,121     $803,770       $ 7,310
                                         ==========    ========     ========     ========       =======
Analysis of Trust
Share
Transactions:
 Sold............                             5,424       5,923       12,001        8,549         1,271
 Reinvested......                             4,217       3,289        7,044        6,020             4
 Redeemed........                            (2,861)     (2,941)      (8,405)      (8,095)         (243)
                                         ----------    --------     --------     --------       -------
Net increase in
shares
outstanding......                             6,780       6,271       10,640        6,474         1,032
                                         ==========    ========     ========     ========       =======
                                                                               Global             Small Cap
                                        International Equity Index            Equity               Growth
                                        --------------------------------- --------------- -------------------------
                                                                            Period from
                                         Year Ended       Year Ended      May 1, 1998(*)   Year Ended   Year Ended
                                        December 31,     December 31,     to December 31, December 31, December 31,
                                            1998             1997              1998           1998         1997
                                        ---------------- ---------------- --------------- ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                         $       2,359    $       1,263      $   106       $  (363)     $    (93)
 Net realized
 gain/(loss) on
 sales of
 investments.....                                24,001            6,237         (376)         (271)       (1,285)
 Change in net unrealized appreciation/
 (depreciation) of investments.                   4,183          (15,763)         176        10,212         5,855
 Foreign
 currency
 translation.....                                   107                3
                                        ---------------- ---------------- --------------- ------------ ------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......                                30,650           (8,260)         (94)        9,578         4,477
Distributions to
Shareholders
From:
 Net investment
 income..........                                (2,321)          (1,251)         (99)
 Realized gain on
 investments.....                               (24,366)          (6,315)
 Capital Paid in.                                                                  (7)                        (19)
                                        ---------------- ---------------- --------------- ------------ ------------
 Decrease in net
 assets
 resulting from
 distributions...                               (26,687)          (7,566)        (106)                        (19)
Trust Share
Transactions
 Proceeds from
 shares sold.....                                24,581           37,058       17,755        31,182        33,960
 Distributions
 reinvested......                                26,687            7,566          106                          19
 Payment for
 shares redeemed.                               (34,453)         (32,192)      (2,380)      (14,672)      (10,309)
                                        ---------------- ---------------- --------------- ------------ ------------
 Increase from
 trust share
 transactions....                                16,815           12,432       15,481        16,510        23,670
                                        ---------------- ---------------- --------------- ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                                20,778           (3,394)      15,281        26,088        28,128
NET ASSETS
 Beginning of
 Period..........                               152,359          155,753                     48,761        20,633
                                        ---------------- ---------------- --------------- ------------ ------------
 End of Period...                         $     173,137    $     152,359      $15,281       $74,849      $ 48,761
                                        ================ ================ =============== ============ ============
Analysis of Trust
Share
Transactions:
 Sold............                                 1,470            2,174        1,800         2,779         3,175
 Reinvested......                                 1,703              489           11                           2
 Redeemed........                                (2,070)          (1,893)        (263)       (1,314)         (956)
                                        ---------------- ---------------- --------------- ------------ ------------
Net increase in
shares
outstanding......                                 1,103              770        1,548         1,465         2,221
                                        ================ ================ =============== ============ ============

(*) Commencement of investment operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                            International                Mid Cap                  Large Cap
                              Balanced                   Growth                     Value                 Money Market
                      ------------------------- ------------------------- ------------------------- -------------------------
                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                      December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
                          1998         1997         1998         1997         1998         1997         1998         1997
                      ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...       $   887      $   803      $   (383)    $   (71)     $  2,071     $ 1,057     $  15,838    $  11,999
 Net realized
 gain/(loss) on
 sales of
 investments.....           609          533         8,102        (165)        4,295       1,866
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..         2,412         (530)       15,541       5,635         2,592       7,862
 Foreign currency
 translation.....           660         (188)           75         (42)
                        -------      -------      --------     -------      --------     -------     ---------    ---------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......         4,568          618        23,335       5,357         8,958      10,785        15,838       11,999
Distributions to
Shareholders
From:
 Net investment
 income..........          (887)        (793)                                 (2,052)     (1,057)      (15,838)     (11,999)
 Realized gain on
 investments.....        (1,103)        (530)       (7,468)                   (4,289)     (1,847)
 Capital Paid in.           (24)         (29)         (833)                      (21)        (14)
                        -------      -------      --------     -------      --------     -------     ---------    ---------
 Decrease in net
 assets resulting
 from
 distributions...        (2,014)      (1,352)       (8,301)                   (6,362)     (2,918)      (15,838)     (11,999)
Trust Share
Transactions
 Proceeds from
 shares sold.....         6,272        9,111        40,746      23,097        53,200      47,942       386,221      183,336
 Distributions
 reinvested......         2,014        1,352         8,301                     6,362       2,918        15,838       11,999
 Payment for
 shares redeemed.        (5,844)      (8,407)      (10,231)     (4,711)      (12,062)     (5,239)     (236,307)    (179,127)
                        -------      -------      --------     -------      --------     -------     ---------    ---------
 Increase from
 trust share
 transactions....         2,442        2,056        38,816      18,386        47,500      45,621       165,752       16,208
                        -------      -------      --------     -------      --------     -------     ---------    ---------
NET INCREASE IN
NET ASSETS.......         4,996        1,322        53,850      23,743        50,096      53,488       165,752       16,208
NET ASSETS
 Beginning of
 Period..........        25,420       24,098        40,235      16,492        73,269      19,781       229,443      213,235
                        -------      -------      --------     -------      --------     -------     ---------    ---------
 End of Period...       $30,416      $25,420      $ 94,085     $40,235      $123,365     $73,269     $ 395,195    $ 229,443
                        =======      =======      ========     =======      ========     =======     =========    =========
Analysis of Trust
Share
Transactions:
 Sold............           581          863         3,075       2,214         3,809       3,809        38,622       18,333
 Reinvested......           184          130           549                       455         220         1,584        1,200
 Redeemed........          (545)        (798)         (774)       (454)         (864)       (414)      (23,631)     (17,913)
                        -------      -------      --------     -------      --------     -------     ---------    ---------
Net increase in
shares
outstanding......           220          195         2,850       1,760         3,400       3,615        16,575        1,620
                        =======      =======      ========     =======      ========     =======     =========    =========
                               Mid Cap
                                Value
                      -------------------------
                       Year Ended   Year Ended
                      December 31, December 31,
                          1998         1997
                      ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...       $    820     $   165
 Net realized
 gain/(loss) on
 sales of
 investments.....         (8,690)      4,133
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..         (4,194)      2,209
 Foreign currency
 translation.....
                      ------------ ------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......        (12,064)      6,507
Distributions to
Shareholders
From:
 Net investment
 income..........           (820)       (165)
 Realized gain on
 investments.....                     (4,605)
 Capital Paid in.                         (4)
                      ------------ ------------
 Decrease in net
 assets resulting
 from
 distributions...           (820)     (4,774)
Trust Share
Transactions
 Proceeds from
 shares sold.....         63,576      54,265
 Distributions
 reinvested......            820       4,774
 Payment for
 shares redeemed.        (21,665)     (6,725)
                      ------------ ------------
 Increase from
 trust share
 transactions....         42,731      52,314
                      ------------ ------------
NET INCREASE IN
NET ASSETS.......         29,847      54,047
NET ASSETS
 Beginning of
 Period..........         64,973      10,926
                      ------------ ------------
 End of Period...       $ 94,820     $64,973
                      ============ ============
Analysis of Trust
Share
Transactions:
 Sold............          4,722       3,902
 Reinvested......             66         347
 Redeemed........         (1,693)       (526)
                      ------------ ------------
Net increase in
shares
outstanding......          3,095       3,723
                      ============ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                           Diversified Mid           Bond          Small/Mid
                             Cap Growth              Index         Cap CORE        Real Estate Equity
                      ------------------------- --------------- --------------- -------------------------
                                                  Period from     Period from
                       Year Ended   Year Ended  May 1, 1998(*)  May 1, 1998(*)   Year Ended   Year Ended
                      December 31, December 31, to December 31, to December 31, December 31, December 31,
                          1998         1997          1998            1998           1998         1997
                      ------------ ------------ --------------- --------------- ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...       $   (217)    $    182       $ 1,089                       $  9,787     $  8,981
 Net realized
 gain/(loss) on
 sales of
 investments.....          2,111       23,003           267         $ (750)          1,614        5,143
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..          8,644      (14,445)          458            264         (44,965)      14,800
 Foreign currency
 translation.....
                        --------     --------       -------         ------        --------     --------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......         10,538        8,740         1,814           (486)        (33,564)      28,924
Distributions to
Shareholders
From:
 Net investment
 income..........                        (182)       (1,089)                        (8,848)      (8,255)
 Realized gain on
 investments.....         (3,671)     (21,000)         (267)                        (1,695)      (5,072)
 Capital Paid in.                                                                      (58)        (726)
                        --------     --------       -------         ------        --------     --------
 Decrease in net
 assets resulting
 from
 distributions...         (3,671)     (21,182)       (1,356)                       (10,601)     (14,053)
Trust Share
Transactions
 Proceeds from
 shares sold.....         18,908       59,814        26,269          6,188          22,171       46,042
 Distributions
 reinvested......          3,671       21,182         1,356                         10,601       14,053
 Payment for
 shares redeemed.        (49,726)     (49,050)          (82)          (687)        (39,949)     (21,940)
                        --------     --------       -------         ------        --------     --------
 Increase/(decrease)
 from trust share
 transactions....        (27,147)      31,946        27,543          5,501          (7,177)      38,155
                        --------     --------       -------         ------        --------     --------
NET
INCREASE/(DECREASE)
IN NET ASSETS....        (20,280)      19,504        28,001          5,015         (51,342)      53,026
NET ASSETS
 Beginning of
 Period..........        213,612      194,108                                      204,131      151,105
                        --------     --------       -------         ------        --------     --------
 End of Period...       $193,332     $213,612       $28,001         $5,015        $152,789     $204,131
                        ========     ========       =======         ======        ========     ========
Analysis of Trust
Share
Transactions:
 Sold............          1,216        3,754         2,623            636           1,549        3,046
 Reinvested......            230        1,387           133                            778          905
 Redeemed........         (3,201)      (3,006)           (8)           (80)         (2,894)      (1,446)
                        --------     --------       -------         ------        --------     --------
Net
increase/(decrease)
in shares
outstanding......         (1,755)       2,135         2,748            556            (567)       2,505
                        ========     ========       =======         ======        ========     ========
                           Growth & Income               Managed
                      ------------------------- -------------------------
                       Year Ended   Year Ended   Year Ended   Year Ended
                      December 31, December 31, December 31, December 31,
                          1998         1997         1998         1997
                      ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...      $   39,405   $   39,576   $   90,312   $  108,103
 Net realized
 gain/(loss) on
 sales of
 investments.....         320,993      313,348      215,053      157,179
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..         486,604      272,766      261,761      179,096
 Foreign currency
 translation.....                                    (4,875)
                      ------------ ------------ ------------ ------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......         847,002      625,690      562,251      444,378
Distributions to
Shareholders
From:
 Net investment
 income..........         (39,405)     (39,576)     (90,312)    (108,103)
 Realized gain on
 investments.....        (320,993)    (313,348)    (212,457)    (142,668)
 Capital Paid in.                                   (10,444)     (14,546)
                      ------------ ------------ ------------ ------------
 Decrease in net
 assets resulting
 from
 distributions...        (360,398)    (352,924)    (313,213)    (265,317)
Trust Share
Transactions
 Proceeds from
 shares sold.....         265,420      259,249      187,045      188,049
 Distributions
 reinvested......         360,398      352,924      313,213      265,317
 Payment for
 shares redeemed.        (227,601)    (146,902)    (247,513)    (218,960)
                      ------------ ------------ ------------ ------------
 Increase/(decrease)
 from trust share
 transactions....         398,217      465,271      252,745      234,406
                      ------------ ------------ ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....         884,821      738,037      501,783      413,467
NET ASSETS
 Beginning of
 Period..........       2,785,964    2,047,927    2,800,127    2,386,660
                      ------------ ------------ ------------ ------------
 End of Period...      $3,670,785   $2,785,964   $3,301,910   $2,800,127
                      ============ ============ ============ ============
Analysis of Trust
Share
Transactions:
 Sold............          14,254       15,437       12,059       13,184
 Reinvested......          18,597       21,287       20,147       18,557
 Redeemed........         (12,305)      (8,699)     (16,174)     (15,347)
                      ------------ ------------ ------------ ------------
Net
increase/(decrease)
in shares
outstanding......          20,546       28,025       16,032       16,394
                      ============ ============ ============ ============

(*) Commencement of investment operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                        Small Cap               International
                           Short-Term Bond                Value                 Opportunities             Equity Index
                      ------------------------- ------------------------- ------------------------- -------------------------
                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                      December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
                          1998         1997         1998         1997         1998         1997         1998         1997
                      ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........       $ 3,965      $ 3,428      $   352      $   159      $   435      $   156      $  2,567     $  1,055
 Net realized
 gain/(loss) on
 sales of
 investments.....           (82)         (31)      (4,544)       3,158         (303)         268         3,458        1,622
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..          (325)         374          253        1,324        6,179         (761)       34,583       10,449
 Foreign currency
 translation.....                                                                12          (10)                        (1)
                        -------      -------      -------      -------      -------      -------      --------     --------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......         3,558        3,771       (3,939)       4,641        6,323         (347)       40,608       13,125
Distributions to
Shareholders
From:
 Net investment
 income..........        (3,946)      (3,446)        (352)        (159)        (416)        (188)       (2,483)      (1,055)
 Realized gain on
 investments.....                                               (3,158)                     (235)       (3,661)      (1,534)
 Capital Paid in.                                                                                                      (202)
                        -------      -------      -------      -------      -------      -------      --------     --------
 Decrease in net
 assets resulting
 from
 distributions...        (3,946)      (3,446)        (352)      (3,317)        (416)        (423)       (6,144)      (2,791)
 Capital
 Contribution....                                                                                                       250
Trust Share
Transactions
 Proceeds from
 shares sold.....        48,539       26,167       35,658       33,708       41,865       29,765       117,380       86,808
 Distributions
 reinvested......         3,946        3,446          352        3,317          416          423         6,144        2,791
 Payment for
 shares redeemed.       (26,023)     (37,494)     (10,885)      (5,629)     (14,569)     (16,685)      (26,800)     (13,443)
                        -------      -------      -------      -------      -------      -------      --------     --------
 Increase/(decrease)
 from trust share
 transactions....        26,462       (7,881)      25,125       31,396       27,712       13,503        96,724       76,156
                        -------      -------      -------      -------      -------      -------      --------     --------
NET
INCREASE/(DECREASE)
IN NET ASSETS....        26,074       (7,556)      20,834       32,720       33,619       12,733       131,188       86,740
NET ASSETS
 Beginning of
 Period..........        51,120       58,676       43,261       10,541       30,631       17,898       101,390       14,650
                        -------      -------      -------      -------      -------      -------      --------     --------
 End of Period...       $77,194      $51,120      $64,095      $43,261      $64,250      $30,631      $232,578     $101,390
                        =======      =======      =======      =======      =======      =======      ========     ========
Analysis of Trust
Share
Transactions:
 Sold............         4,790        2,595        2,952        2,708        3,600        2,704         7,345        6,622
 Reinvested......           390          343           31          269           36           39           363          201
 Redeemed........        (2,568)      (3,708)        (940)        (471)      (1,258)      (1,550)       (1,703)      (1,009)
                        -------      -------      -------      -------      -------      -------      --------     --------
Net
increase/(decrease)
in shares
outstanding......         2,612         (770)       2,043        2,506        2,378        1,193         6,005        5,814
                        =======      =======      =======      =======      =======      =======      ========     ========
                        High Yield            Strategic
                           Bond                 Bond
                      --------------- -------------------------
                        Period from
                      May 1, 1998(*)   Year Ended   Year Ended
                      to December 31, December 31, December 31,
                           1998           1998         1997
                      --------------- ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........         $   565       $ 2,456      $ 1,100
 Net realized
 gain/(loss) on
 sales of
 investments.....               7          (559)         373
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..            (566)        2,172          169
 Foreign currency
 translation.....                            21          119
                      --------------- ------------ ------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......               6         4,090        1,761
Distributions to
Shareholders
From:
 Net investment
 income..........            (565)       (1,387)      (1,222)
 Realized gain on
 investments.....              (7)         (534)        (373)
 Capital Paid in.                          (891)         (94)
                      --------------- ------------ ------------
 Decrease in net
 assets resulting
 from
 distributions...            (572)       (2,812)      (1,689)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....          16,627        45,716       21,531
 Distributions
 reinvested......             572         2,812        1,689
 Payment for
 shares redeemed.          (1,844)      (11,662)      (7,552)
                      --------------- ------------ ------------
 Increase/(decrease)
 from trust share
 transactions....          15,355        36,866       15,668
                      --------------- ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....          14,789        38,144       15,740
NET ASSETS
 Beginning of
 Period..........                        28,647       12,907
                      --------------- ------------ ------------
 End of Period...         $14,789       $66,791      $28,647
                      =============== ============ ============
Analysis of Trust
Share
Transactions:
 Sold............           1,741         4,340        2,099
 Reinvested......              61           266          165
 Redeemed........            (200)       (1,102)        (738)
                      --------------- ------------ ------------
Net
increase/(decrease)
in shares
outstanding......           1,602         3,504        1,526
                      =============== ============ ============

(*) Commencement of investment operations.
See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized                            Distribution
                   Net Asset                   and          Total    Distribution   From Net   Distributions
                   Value at     Net        Unrealized        From      From Net      Gains         From
                   Beginning Investment    Gain(Loss)     Investment  Investment       on         Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Large Cap Growth
 Year Ended
 December 31,
 1998............   $20.82     $0.14          $8.05         $8.19       $(0.14)      $(2.68)       $ --         $(2.82)
 1997............    17.49      0.17           5.21          5.38        (0.17)       (1.88)         --          (2.05)
 1996............    17.37      0.25           2.89          3.14        (0.25)       (2.77)         --          (3.02)
 1995............    14.41      0.44           4.06          4.50        (0.44)       (0.84)       (0.26)        (1.54)
 1994............    15.38      0.39          (0.54)        (0.15)       (0.39)       (0.43)         --          (0.82)
--------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Year Ended
 December 31,
 1998............     9.95      0.69           0.11          0.80        (0.69)       (0.14)         --          (0.83)
 1997............     9.77      0.71           0.24          0.95        (0.71)       (0.06)         --          (0.77)
 1996............    10.13      0.69          (0.31)         0.38        (0.69)       (0.05)         --          (0.74)
 1995............     9.19      0.71           1.03          1.74        (0.71)       (0.09)         --          (0.80)
 1994............    10.14      0.70          (0.95)        (0.25)       (0.70)         --           --          (0.70)
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.03          (2.91)        (2.88)       (0.02)         --         (0.01)        (0.03)
--------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Year Ended
 December 31,
 1998............    15.20      0.23           2.91          3.14        (0.23)       (2.55)         --          (2.78)
 1997............    16.83      0.13          (0.97)        (0.84)       (0.13)       (0.66)         --          (0.79)
 1996............    15.61      0.21           1.22          1.43        (0.21)         --           --          (0.21)
 1995............    14.62      0.17           0.99          1.16        (0.16)         --         (0.01)        (0.17)
 1994............    15.85      0.12          (1.10)        (0.98)       (0.12)       (0.13)         --          (0.25)
--------------------------------------------------------------------------------------------------------------------------
Global Equity
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.07          (0.13)        (0.06)       (0.07)         --           --          (0.07)
--------------------------------------------------------------------------------------------------------------------------
                                                                  Ratios/Supplemental Data
                                                       ------------------------------------------------------
                              Number of                                                 Net
                   Net Asset   Shares                   Net Assets    Operating      Investment
                   Value at  Outstanding   Total       End of Period Expenses to     Income to   Portfolio
                      End      (000's)   Investment       (000's)      Average        Average    Turnover
                   of Period   Omitted   Return(b)        Omitted    Net Assets      Net Assets    Rate
                   --------- ----------- ------------- ------------- --------------- ----------- ------------
Large Cap Growth
 Year Ended
 December 31,
 1998............   $26.19     43,016       39.51%      $1,126,764      0.41%           0.59%      56.41%
 1997............    20.82     36,236       30.89%         754,398      0.44%           0.86%      83.82%
 1996............    17.49     29,965       18.27%         524,145      0.44%           1.35%     135.98%
 1995............    17.37     21,895       31.64%         380,276      0.47%           2.70%      90.18%
 1994............    14.41     15,546       (0.98)%        223,957      0.47%           2.69%      80.51%
--------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Year Ended
 December 31,
 1998............     9.92     91,429        8.23%         907,121      0.29%           6.84%     228.74%
 1997............     9.95     80,789       10.11%         803,770      0.31%           7.18%     138.29%
 1996............     9.77     74,315        4.10%         726,111      0.29%           7.07%     119.12%
 1995............    10.13     69,148       19.55%         700,309      0.30%           7.20%      63.31%
 1994............     9.19     63,907       (2.57)%        587,077      0.29%           7.27%      21.80%
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets
 Period from May
 1, to December
 31, 1998 (c)....     7.09      1,032      (28.87)%(e)       7,310      1.55%(d)(i)     0.51%(d)   53.95%(e)
--------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Year Ended
 December 31,
 1998............    15.56     11,127       20.82%         173,137      0.56%(g)        1.45%     158.63%
 1997............    15.20     10,024       (5.03)%        152,359      0.79%           0.78%      83.13%
 1996............    16.83      9,254        9.19%         155,753      0.76%           1.30%      92.03%
 1995............    15.61      8,123        8.01%         126,803      0.84%(g)        1.34%      65.82%
 1994............    14.62      8,162       (6.26)%        119,331      0.85%(g)        0.85%      78.21%
--------------------------------------------------------------------------------------------------------------------------
Global Equity
 Period from May
 1, to December
 31, 1998 (c)....     9.87      1,548       (0.55)%(e)      15,281      1.15%(d)(w)     1.11%(d)   33.17%(e)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                            Net Realized
                   Net Asset                    and         Total    Distribution Distribution Distributions
                   Value at       Net        Unrealized      From      From Net     From Net       From
                   Beginning  Investment   Gain (Loss) on Investment  Investment    Gains on      Capital        Total
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ------------- -------------- ---------- ------------ ------------ ------------- -------------
Small Cap Growth
 Year Ended
 December 31,
 1998............   $11.34      $(0.05)        $ 1.70       $ 1.65      $  --        $  --        $  --         $  --
 1997............     9.93       (0.02)          1.44         1.42         --           --         (0.01)        (0.01)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.01          (0.06)       (0.05)      (0.02)         --           --          (0.02)
--------------------------------------------------------------------------------------------------------------------------
International
Balanced
 Year Ended
 December 31,
 1998............    10.11        0.34           1.44         1.78       (0.34)       (0.42)       (0.01)        (0.77)
 1997............    10.39        0.33          (0.05)        0.28       (0.33)       (0.22)       (0.01)        (0.56)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.24           0.41         0.65       (0.24)       (0.02)         --          (0.26)
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Year Ended
 December 31,
 1998............    11.93       (0.09)          4.75         4.66         --         (1.32)       (0.15)        (1.47)
 1997............    10.22       (0.02)          1.73         1.71         --           --           --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.05           0.22         0.27       (0.05)         --           --          (0.05)
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Year Ended
 December 31,
 1998............    13.57        0.28           0.96         1.24       (0.28)       (0.51)         --          (0.79)
 1997............    11.09        0.29           2.84         3.13       (0.29)       (0.36)         --          (0.65)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.16           1.22         1.38       (0.16)       (0.13)         --          (0.29)
--------------------------------------------------------------------------------------------------------------------------
                                                                  Ratios/Supplemental Data
                                                       -------------------------------------------------------
                              Number of                                                 Net
                   Net Asset   Shares                   Net Assets    Operating      Investment
                   Value at  Outstanding   Total       End of Period Expenses to     Income to    Portfolio
                      End      (000's    Investment       (000's       Average        Average     Turnover
                   of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets     Rate
                   --------- ----------- ------------- ------------- --------------- ------------ ------------
Small Cap Growth
 Year Ended
 December 31,
 1998............   $12.99      5,763      14.49%        $ 74,849       1.00%(k)       (0.65)%     101.16%
 1997............    11.34      4,298      14.26%          48,761       1.00%(k)       (0.28)%      86.23%
 Period from May
 1, to December
 31, 1996 (c)....     9.93      2,077      (0.50)%(e)      20,633       1.00%(d)(k)     0.12%(d)    50.93%(e)
--------------------------------------------------------------------------------------------------------------------------
International
Balanced
 Year Ended
 December 31,
 1998............    11.12      2,734      17.99%          30,416       1.10%(l)        3.20%      103.55%
 1997............    10.11      2,514       2.65%          25,420       1.10%(l)        3.18%       81.04%
 Period from May
 1, to December
 31, 1996 (c)....    10.39      2,319       6.73%(e)       24,098       1.10%(d)(l)     3.59%(d)    22.21%(e)
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Year Ended
 December 31,
 1998............    15.12      6,224      39.07%          94,085       1.10%(m)       (0.64)%     137.01%
 1997............    11.93      3,374      16.66%          40,235       1.10%          (0.26)%     124.04%
 Period from May
 1, to December
 31, 1996 (c)....    10.22      1,613       2.69%(e)       16,492       1.10%(d)(m)     0.92%(d)    71.25%(e)
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Year Ended
 December 31,
 1998............    14.02      8,799       9.26%         123,365       0.92%           2.08%       18.46%
 1997............    13.57      5,399      28.56%          73,269       1.00%(n)        2.42%       19.21%
 Period from May
 1, to December
 31, 1996 (c)....    11.09      1,784      13.90%(e)       19,781       1.00%(d)(n)     2.74%(d)    19.95%(e)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                            Net Realized
                   Net Asset                    and         Total    Distribution Distribution Distributions
                   Value at       Net        Unrealized      From      From Net     From Net       From
                   Beginning  Investment   Gain (Loss) on Investment  Investment    Gains on      Capital        Total
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ------------- -------------- ---------- ------------ ------------ ------------- -------------
Money Market
 Year Ended
 December 31,
 1998............   $10.00      $ 0.53         $  --        $ 0.53      $(0.53)      $  --        $  --         $(0.53)
 1997............    10.00        0.53                        0.53       (0.53)                                  (0.53)
 1996............    10.00        0.52            --          0.52       (0.52)         --           --          (0.52)
 1995............    10.00        0.57            --          0.57       (0.57)         --           --          (0.57)
 1994............    10.00        0.40            --          0.40       (0.40)         --           --          (0.40)
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Year Ended
 December 31,
 1998............    13.87        0.11          (1.68)       (1.57)      (0.11)         --           --          (0.11)
 1997............    11.35        0.05           3.59         3.64       (0.05)       (1.07)         --          (1.12)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.04           1.57         1.61       (0.04)       (0.22)         --          (0.26)
--------------------------------------------------------------------------------------------------------------------------
Diversified Mid Cap Growth
 Year Ended
 December 31,
 1998............    15.39       (0.02)          0.88         0.86         --         (0.31)         --          (0.31)
 1997............    16.52        0.01           0.56         0.57       (0.01)       (1.69)         --          (1.70)
 1996............    13.18        0.02           3.99         4.01       (0.02)       (0.65)         --          (0.67)
 1995............     9.94       (0.01)          3.58         3.57         --         (0.32)       (0.01)        (0.33)
 Period from May
 1, to December
 31, 1994 (c)....    10.00        0.11          (0.06)        0.05         --         (0.11)         --          (0.11)
--------------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                                                      -------------------------------------------------------
                              Number of                                                Net
                   Net Asset   Shares                  Net Assets    Operating      Investment
                   Value at  Outstanding   Total      End of Period Expenses to     Income to    Portfolio
                      End      (000's    Investment      (000's       Average        Average     Turnover
                   of Period  Omitted)   Return(b)      Omitted)    Net Assets      Net Assets     Rate
                   --------- ----------- ------------ ------------- --------------- ------------ ------------
Money Market
 Year Ended
 December 31,
 1998............   $10.00     39,519        5.40%      $395,195       0.31%           5.29%         --
 1997............    10.00     22,944        5.38%       229,443       0.33%           5.32%
 1996............    10.00     21,324        5.32%       213,235       0.30%           5.20%         --
 1995............    10.00     18,591        5.78%       185,909       0.35%           5.62%         --
 1994............    10.00     14,867        4.03%       148,668       0.32%           4.05%         --
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Year Ended
 December 31,
 1998............    12.19      7,781      (11.33)%       94,820       0.96%           0.93%      173.33%
 1997............    13.87      4,686       32.17%        64,973       1.05%(o)        0.53%       93.78%
 Period from May
 1, to December
 31, 1996 (c)....    11.35        963       16.18%(e)     10,926       1.05%(d)(o)     0.69%(d)    62.99%(e)
--------------------------------------------------------------------------------------------------------------------------
Diversified Mid Cap Growth
 Year Ended
 December 31,
 1998............    15.94     12,129        5.61%       193,332       0.89%          (0.11)%     162.21%
 1997............    15.39     13,884        3.44%       213,612       0.85%           0.09%      331.19%
 1996............    16.52     11,749       30.33%       194,108       0.84%           0.18%      217.84%
 1995............    13.18      4,133       35.96%        54,486       1.00%(h)       (0.11)%     139.31%
 Period from May
 1, to December
 31, 1994 (c)....     9.94        722        0.56%(e)      7,181       1.00%(d)(h)     1.51%(d)    26.54%(e)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                              Income from Investment Operations                    Less Distributions
                             ------------------------------------ -----------------------------------------------------
                                         Net Realized
                   Net Asset                 and         Total    Distribution Distribution Distributions               Net Asset
                   Value at     Net       Unrealized      From      From Net     From Net       From                    Value at
                   Beginning Investment Gain (Loss) on Investment  Investment    Gains on      Capital        Total        End
                   of Period   Income   Investments(a) Operations    Income    Investments     Paid in    Distributions of Period
                   --------- ---------- -------------- ---------- ------------ ------------ ------------- ------------- ---------
Bond Index
 Period from May
 1, to December
 31, 1998 (c)....   $10.00     $0.42        $ 0.29       $ 0.71      $(0.42)      $(0.10)      $  --         $(0.52)     $10.19
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
CORE
 Period from May
 1, to December
 31, 1998 (c)....    10.00       --          (0.98)       (0.98)        --           --           --            --         9.02
---------------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Year Ended
 December 31,
 1998............    15.91      0.77         (3.38)       (2.61)      (0.70)       (0.14)         --          (0.84)      12.46
 1997............    14.64      0.77          1.68         2.45       (0.71)       (0.41)       (0.06)        (1.18)      15.91
 1996............    11.70      0.76          2.97         3.73       (0.76)       (0.03)         --          (0.79)      14.64
 1995............    11.16      0.77          0.54         1.31       (0.77)         --           --          (0.77)      11.70
 1994............    11.52      0.66         (0.34)        0.32       (0.66)       (0.02)         --          (0.68)      11.16
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Year Ended
 December 31,
 1998............    16.61      0.23          4.75         4.98       (0.23)       (1.87)         --          (2.10)      19.49
 1997............    14.65      0.27          4.07         4.34       (0.27)       (2.11)         --          (2.38)      16.61
 1996............    13.94      0.34          2.43         2.77       (0.34)       (1.72)         --          (2.06)      14.65
 1995............    11.50      0.36          3.53         3.89       (0.36)       (1.09)         --          (1.45)      13.94
 1994............    12.39      0.34         (0.41)       (0.07)      (0.34)       (0.48)         --          (0.82)      11.50
---------------------------------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental Data
                                             -------------------------------------------------------
                    Number of                                                 Net
                     Shares                   Net Assets    Operating      Investment
                   Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                     (000's    Investment       (000's       Average        Average      Turnover
                    Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ----------- ------------- ------------- --------------- ------------- -----------
Bond Index
 Period from May
 1, to December
 31, 1998 (c)....      2,748       7.20%(e)   $   28,001      0.40%(d)(x)     6.17%(d)     21.09%(e)
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
CORE
 Period from May
 1, to December
 31, 1998 (c)....        556      (9.81)%(e)       5,015      1.05%(d)(y)    (0.01)%(d)    60.51%(e)
---------------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Year Ended
 December 31,
 1998............     12,263     (16.71)%        152,789      0.69%           5.48%        22.69%
 1997............     12,830      17.22%         204,131      0.69%           5.12%        20.04%
 1996............     10,325      33.07%         151,105      0.69%           6.14%        18.37%
 1995............      9,301      12.31%         108,782      0.73%           6.85%        19.81%
 1994............     10,178       2.86%         113,545      0.71%           5.94%        22.36%
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Year Ended
 December 31,
 1998............    188,319      30.25%       3,670,785      0.27%           1.24%        48.45%
 1997............    167,773      29.79%       2,785,964      0.28%           1.61%        74.56%
 1996............    139,748      20.10%       2,047,927      0.27%           2.24%        81.02%
 1995............    114,666      34.21%       1,598,585      0.28%           2.70%        73.54%
 1994............     97,361      (0.56)%      1,119,864      0.27%           2.80%        64.12%
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized                            Distribution
                   Net Asset                   and          Total    Distribution   From Net   Distributions
                   Value at     Net        Unrealized        From      From Net      Gains         From
                   Beginning Investment    Gain(Loss)     Investment  Investment       on         Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Managed
 Year Ended
 December 31,
 1998............   $14.35     $0.46         $ 2.43         $ 2.89      $(0.46)      $(1.09)      $(0.05)       $(1.60)
 1997............    13.35      0.59           1.86           2.45       (0.59)       (0.78)       (0.08)        (1.45)
 1996............    13.73      0.61           0.81           1.42       (0.61)       (1.19)         --          (1.80)
 1995............    11.96      0.62           2.56           3.18       (0.62)       (0.79)         --          (1.41)
 1994............    12.81      0.55          (0.83)         (0.28)      (0.55)       (0.02)         --          (0.57)
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Year Ended
 December 31,
 1998............    10.08      0.61          (0.03)          0.58       (0.61)         --           --          (0.61)
 1997............    10.05      0.59           0.03           0.62       (0.59)         --           --          (0.59)
 1996............    10.23      0.54          (0.18)          0.36       (0.54)         --           --          (0.54)
 1995............     9.66      0.50           0.59           1.09       (0.50)       (0.02)         -- (f)      (0.52)
 Period from May
 1, to December
 31, 1994 (c)....    10.00      0.37          (0.34)          0.03       (0.37)         --           --          (0.37)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Year Ended
 December 31,
 1998............    12.40      0.07          (0.81)         (0.74)      (0.07)         --           --          (0.07)
 1997............    10.73      0.08           2.66           2.74       (0.08)       (0.99)         --          (1.07)
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.07           0.96           1.03       (0.07)       (0.23)         --          (0.30)
--------------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Year Ended
 December 31,
 1998............    10.63      0.11           1.57           1.68       (0.10)         --           --          (0.10)
 1997............    10.60      0.10           0.11           0.21       (0.10)       (0.08)         --          (0.18)
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.07           0.60           0.67       (0.07)         --           --          (0.07)
--------------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                                                      ------------------------------------------------------
                              Number of                                                Net
                   Net Asset   Shares                  Net Assets    Operating      Investment
                   Value at  Outstanding   Total      End of Period Expenses to     Income to   Portfolio
                      End      (000's)   Investment      (000's)      Average        Average    Turnover
                   of Period   Omitted   Return(b)       Omitted    Net Assets      Net Assets    Rate
                   --------- ----------- ------------ ------------- --------------- ----------- ------------
Managed
 Year Ended
 December 31,
 1998............   $15.64     211,171     20.42%      $3,301,910      0.36%           2.99%     160.57%
 1997............    14.35     195,139     18.72%       2,800,127      0.37%           4.18%     200.41%
 1996............    13.35     178,745     10.72%       2,386,660      0.36%           4.41%     113.61%
 1995............    13.73     152,544     27.09%       2,093,964      0.38%           4.66%     187.67%
 1994............    11.96     134,588     (2.23)%      1,609,939      0.37%           4.50%      90.41%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Year Ended
 December 31,
 1998............    10.05       7,682      5.82%          77,194      0.53%           6.17%     184.50%
 1997............    10.08       5,070      6.41%          51,120      0.57%           5.67%     108.29%
 1996............    10.05       5,840      3.61%          58,676      0.75%(j)        5.66%      20.68%
 1995............    10.23       1,750     11.49%          17,911      0.75%(j)        5.52%     109.77%
 Period from May
 1, to December
 31, 1994 (c)....     9.66         178      0.33%(e)        1,718      0.75%(d)(j)     5.82%(d)   11.22%(e)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Year Ended
 December 31,
 1998............    11.59       5,531     (5.96)%         64,095      1.05%(p)        0.63%     100.83%
 1997............    12.40       3,488     25.57%          43,261      1.05%(p)        0.68%     126.10%
 Period from May
 1, to December
 31, 1996 (c)....    10.73         982     10.33%(e)       10,541      1.05%(d)(p)     1.15%(d)   66.31%(e)
--------------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Year Ended
 December 31,
 1998............    12.21       5,260     15.92%          64,250      1.16%(q)        0.89%      18.67%
 1997............    10.63       2,882      1.95%          30,631      1.22%(q)        0.65%      21.09%
 Period from May
 1, to December
 31, 1996 (c)....    10.60       1,689      6.72%(e)       17,898      1.25%(d)(q)     0.87%(d)    5.46%(e)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized                            Distribution
                   Net Asset                   and          Total    Distribution   From Net   Distributions
                   Value at     Net        Unrealized        From      From Net      Gains         From
                   Beginning Investment    Gain(Loss)     Investment  Investment       on         Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Equity Index
 Year Ended
 December 31,
 1998............   $14.21     $0.25         $ 3.76         $ 4.01      $(0.24)      $(0.28)      $  --         $(0.52)
 1997............    11.10      0.24           3.41           3.65       (0.24)       (0.25)       (0.05)        (0.54)
 Period from May
 1, to
 December 31,
 1996 (c)........    10.00      0.15           1.26           1.41       (0.15)       (0.10)       (0.06)        (0.31)
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Period from May
 1, to
 December 31,
 1998 (c)........    10.00      0.46          (0.76)         (0.30)      (0.46)       (0.01)         --          (0.47)
--------------------------------------------------------------------------------------------------------------------------
Strategic Bond
 Year Ended De-
 cember 31,
 1998............    10.24      0.54           0.38           0.92       (0.29)       (0.09)       (0.18)        (0.56)
 1997............    10.16      0.59           0.30           0.89       (0.61)       (0.15)       (0.05)        (0.81)
 Period from May
 1, to
 December 31,
 1996 (c)........    10.00      0.38           0.28           0.66       (0.38)       (0.12)         --          (0.50)
--------------------------------------------------------------------------------------------------------------------------
                                                                    Ratios/Supplemental Data
                                                         ------------------------------------------------------
                              Number of                                                   Net
                   Net Asset   Shares                     Net Assets    Operating      Investment
                   Value at  Outstanding   Total         End of Period Expenses to     Income to   Portfolio
                      End      (000's)   Investment         (000's)      Average        Average    Turnover
                   of Period   Omitted   Return(b)          Omitted    Net Assets      Net Assets    Rate
                   --------- ----------- --------------- ------------- --------------- ----------- ------------
Equity Index
 Year Ended
 December 31,
 1998............   $17.70     13,139      28.45%          $232,578       0.00%(r)        1.59%      43.31%
 1997............    14.21      7,134      32.79%(v)        101,390       0.00%(r)        1.97%      64.56%
 Period from May
 1, to
 December 31,
 1996 (c)........    11.10      1,320      14.23%(e)(u)      14,650       0.00%(d)(r)     2.47%(d)   15.72%(e)
---------------------------------------------------------------------------------------------------------------
High Yield Bond
 Period from May
 1, to
 December 31,
 1998 (c)........     9.23      1,602      (2.98)%(e)        14,789        .90%(d)(z)     7.43%(d)   17.67%(e)
---------------------------------------------------------------------------------------------------------------
Strategic Bond
 Year Ended De-
 cember 31,
 1998............    10.60      6,301       9.15%            66,791        .95%(s)        5.27%     186.70%
 1997............    10.24      2,797       9.05%            28,647       1.00%(s)        5.80%      69.38%
 Period from May
 1, to
 December 31,
 1996 (c)........    10.16      1,271       6.71%(e)         12,907       1.00%(d)(s)     6.05%(d)  171.39%(e)
---------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuation market values of the portfolio.
(b) The performance of the portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Commencement of investment operations
(d) Annualized
(e) Not annualized
(f) Amount is less than a penny per share.
(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .63%, .87%, .87%, and 1.13% for the years ended December 31, 1998, 1995, 1994 and 1993, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.91%, and 6.05%, for the years ended December 31, 1995 and 1994, respectively.

(i) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 3.69%, for the year ended December 31, 1998.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .79%, 1.83%, and 13.60%, for the years ended December 31, 1996, 1995, and 1994, respectively.
(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.05%, 1.12%, and 1.55%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.82%, 1.56%, and 1.44% for the years ended December 31, 1998, 1997, and 1996, respectively.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.13%, 1.42%, and 2.34%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06%, and 1.89%, for the years ended December 31, 1997, and 1996, respectively.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14%, and 2.15%, for the years ended December 31, 1997, and 1996, respectively.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.08%, 1.30%, and 2.06%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.46%, 1.57%, and 2.76%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .34%, .65%, and 1.61%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.02%, 1.32%, and 1.57%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(u) The Total Return includes the effect of the capital contribution of $.06 per share. The total Investment Return without the capital contribution would have been 13.59%.
(v) The Total Return includes the effect of the capital contribution of $.04 per share. The total Investment Return without the capital contribution would have been 32.47%.
(w) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.47%, for the year ended December 31, 1998.
(x) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .71%, for the year ended December 31, 1998.
(y) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 4.55%, for the year ended December 31, 1998.
(z) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.03%, for the year ended December 31, 1998.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                        Market
             Name of Issuer                               Shares        Value
                                                                       (000's)
COMMON STOCK

Aerospace and Defense - 2.8%
 United Technologies Corp. .......................       293,000     $   31,864

Auto and Truck Parts - 0.2%
 Lear Corp. * ....................................        50,000          1,925

Automobile - 0.7%
 Ford Motor Co. ..................................       134,100          7,870

Banks - 1.4%
 BankAmerica Corp. ...............................        24,103          1,449
 Comerica, Inc. ..................................       100,000          6,819
 State Street Corp. ..............................        27,000          1,878
 Wells Fargo & Co. ...............................       150,400          6,007
                                                                     ----------
                                                                         16,153
Chemicals - 0.5%
 Air Products & Chemicals, Inc. ..................        56,600          2,264
 Solutia, Inc. ...................................       141,500          3,166
                                                                     ----------
                                                                          5,430
Computer Equipment - 7.1%
 Compaq Computer Corp. ...........................       375,900         15,764
 Dell Computer Corp. * ...........................       226,700         16,592
 Intel Corp. .....................................       291,300         34,537
 Network Appliance, Inc. * .......................        65,000          2,925
 Xerox Corp. .....................................        90,600         10,691
                                                                     ----------
                                                                         80,509
Computer Software and Services - 10.3%
 Autodesk, Inc. ..................................       152,900          6,527
 Cadence Design Systems, Inc. * ..................       348,900         10,380
 Computer Associates International, Inc. .........       338,050         14,409
 First Data Corp. ................................       226,000          7,161
 J.D. Edwards & Co. * ............................       100,000          2,838
 Microsoft Corp. .................................       480,900         66,695
 Sun Microsystems, Inc. * ........................        89,800          7,689
                                                                     ----------
                                                                        115,699
Consumer - Miscellaneous - 1.4%
 Avery Dennison Corp. ............................       116,100          5,232
 Honeywell, Inc. .................................       139,600         10,513
                                                                     ----------
                                                                         15,745
Cosmetics and Personal Care Products - 3.5%
 Avon Products, Inc. .............................       173,200          7,664
 Colgate-Palmolive Co. ...........................        45,000          4,180
 Dial Corp. ......................................       105,700          3,052
 Procter & Gamble Co. ............................       261,600         23,887
 Revlon, Inc. - Cl. A * ..........................        36,000            592
                                                                     ----------
                                                                         39,375
Diversified Operations - 7.3%
 General Electric Co. ............................       543,300         55,451
 Reynolds & Reynolds Co. - Cl. A .................       120,000          2,753
 Textron, Inc. ...................................        68,800          5,224
 Tyco International, Ltd. ........................       248,900         18,776
                                                                     ----------
                                                                         82,204
Electronic Products and Services - 4.6%
 Analog Devices, Inc. * ..........................             1
 Cisco Systems, Inc. * ...........................       189,100         17,551
 Pitney Bowes, Inc. ..............................       454,000         29,992
 Teradyne, Inc. * ................................        90,000          3,814
                                                                     ----------
                                                                         51,357
Financial Services - 2.0%
 Associates First Capital Corp. - Cl. A ..........       100,090          4,241
 Citigroup, Inc. .................................       377,100         18,667
                                                                     ----------
                                                                         22,908

Food, Beverage and Tobacco - 5.3%
 Flowers Industries, Inc. ........................       100,000          2,394
 PepsiCo, Inc. ...................................       240,700          9,853
 Philip Morris Cos., Inc. ........................       500,000         26,750
 Quaker Oats Co. .................................       243,800         14,506
 UST, Inc. .......................................       169,600          5,915
                                                                     ----------
                                                                         59,418
Health Care Products - 17.9%
 Abbott Laboratories .............................       246,900         12,098
 Amgen, Inc. * ...................................        67,500          7,058
 Becton, Dickinson & Co. .........................        82,800          3,535
 Bristol-Myers Squibb Co. ........................       232,200         31,071
 Cardinal Health, Inc. ...........................       332,550         25,232
 Eli Lilly & Co. .................................        39,000          3,466
 Guidant Corp. ...................................       179,200         19,757
 Johnson & Johnson ...............................       110,700          9,285
 McKesson Corp. ..................................       122,500          9,685
 Merck & Co., Inc. ...............................       147,500         21,784
 Mylan Laboratories, Inc. ........................       530,900         16,723
 Pfizer, Inc. ....................................       227,200         28,500
 Schering-Plough Corp. ...........................       154,600          8,542
 Warner-Lambert Co. ..............................        70,000          5,263
                                                                     ----------
                                                                        201,999
Health Care Services - 2.7%
 Health Management Associates, Inc. - Cl.
  A * ............................................       373,000          8,066
 HEALTHSOUTH Corp. * .............................       994,400         15,351
 Lincare Holdings, Inc. ..........................       171,400          6,953
                                                                     ----------
                                                                         30,370
Housing - 0.2%
 Clayton Homes, Inc. .............................       186,875          2,581

Insurance - 4.2%
 Allstate Corp. ..................................       230,800          8,915
 American International Group, Inc. ..............       105,500         10,194
 Equitable Cos., Inc. ............................        57,400          3,322
 Hartford Financial Services Group, Inc. .........       144,600          7,935
 Marsh & McLennan Cos., Inc. .....................       129,600          7,573

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                        Market
             Name of Issuer                               Shares        Value
                                                                       (000's)
COMMON STOCK - Continued

Insurance - Continued
 PartnerRe, Ltd. .................................       200,000     $    9,150
                                                                     ----------
                                                                         47,089
Media - Publishing - 0.4%
 Warnaco Group, Inc. - Cl. A .....................       183,900          4,643
Media - TV / Radio - 0.7%
 Viacom, Inc. - Cl. B * ..........................       105,300          7,792
Metals and Mining - 0.2%
 Precision Castparts Corp. .......................        38,600          1,708
Paper and Forest Products - 0.1%
 Fort James Corp. ................................        42,200          1,688
Personal and Commercial Lending - 0.6%
 MBNA Corp. ......................................       288,675          7,199
Pollution Control - 1.9%
 Allied Waste Industries, Inc. * .................       354,900          8,384
 Waste Management, Inc. ..........................       281,800         13,139
                                                                     ----------
                                                                         21,523
Retail - Department Stores - 7.8%
 Dayton-Hudson Corp. .............................        69,800          3,787
 Home Depot, Inc. ................................       615,000         37,630
 Lowe's Cos., Inc. ...............................       250,000         12,797
 Staples, Inc. * .................................       196,500          8,584
 Tandy Corp. .....................................       300,800         12,389
 TJX Cos., Inc. ..................................       320,400          9,292
 Wal-Mart Stores, Inc. ...........................        46,000          3,746
                                                                     ----------
                                                                         88,225
Retail - Food - 0.6%
 Tricon Global Restaurants, Inc. * ...............       126,000          6,316

Shoe and Apparel Manufacturing - 2.0%
 Jones Apparel Group, Inc. * .....................       446,500          9,851
 Tommy Hilfiger Corp. * ..........................       210,000         12,600
                                                                     ----------
                                                                         22,451
Telecommunication Equipment - 5.8%
 Lucent Technologies, Inc. .......................       469,002         51,590
 Northern Telecom, Ltd. ..........................       133,200          6,677
 Tellabs, Inc. * .................................       109,400          7,501
                                                                     ----------
                                                                         65,768
Telephone - 4.1%
 AT&T Corp. ......................................       118,400          8,909
 MCI WorldCom, Inc. ..............................       519,900         37,303
                                                                     ----------
                                                                         46,212
Transportation Services - 2.1%
 Burlington Northern Santa Fe ....................       226,200          7,634
 Kansas City Southern Industries, Inc. ...........       100,000          4,919
 Northwest Airlines Corp. * ......................        69,100          1,766
 Southwest Airlines Co. ..........................       155,250          3,484
 UAL Corp. .......................................        91,800          5,479
                                                                     ----------
                                                                         23,282
U.S. Government Agencies - 1.1%
 Federal National Mortgage Assoc. ................       167,000         12,358
                                                                     ----------
                               TOTAL COMMON STOCK-         99.5%      1,121,661

                                                          Par
                                                         Value
                                                        (000's)
SHORT-TERM INVESTMENTS - 0.8%
 Investment in joint trading account
  (Note B)
  6.101% due 01/04/99 ............................    $    8,979          8,980
                                                      ----------     ----------
                                TOTAL INVESTMENTS-        100.3%      1,130,641
              Payables, less cash and receivables-        (0.3)%         (3,877)
                                                      ----------     ----------
                                       NET ASSETS-        100.0%     $1,126,764
                                                      ----------     ----------

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                           Par          Market
                Name of Issuer                            Value          Value
                                                         (000's)        (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.3%
 Jet Equipment Trust
 10.91% due 08/15/14 .............................    $    2,100     $    2,621
Agricultural Operations - 1.0%
 IMC Global, Inc. - Notes
 7.40% due 11/01/02 ..............................         3,200          3,240
 Marlin Water Trust - Sr. Notes 144A (a)
 7.09% due 12/15/01 ..............................         3,160          3,169
 Monsanto Co. - Debs. 144A (a)
 6.60% due 12/01/28 ..............................         2,610          2,617
                                                                       --------
                                                                          9,026
Auto and Truck Parts - 0.5%
 General Motors Corp.
 9.625% due 12/01/00 .............................         4,000          4,306
Automobile - 0.2%
 Ford Motor Co. - Debs.
 9.00% due 09/15/01 ..............................         2,000          2,176
Banks - 4.0%
 Abbey National First Capital - Sr. Sub. Notes
 8.20% due 10/15/04 ..............................         4,000          4,475
 Banc One Corp. - Sub. Debs.
 7.625% due 10/15/26 .............................         2,570          2,946
 BankAmerica Corp. - Sub. Notes
 6.375% due 02/15/08 .............................         2,420          2,513
 Citibank Credit Card Master Trust I - Ser.
  1997-7 A
 6.35% due 08/15/02 ..............................         2,360          2,403
 InterAmerican Development Bank - Debs.
 8.50% due 03/15/11 ..............................         6,000          7,648
 International Bank of Reconstruction &
  Development
 8.25% due 09/01/16 ..............................         2,150          2,763
 National Westminister Bank, NY
 9.45% due 05/01/01 ..............................         5,000          5,409
 NB Capital Trust IV
 8.25% due 04/15/27 ..............................         1,680          1,907
 RBSG Capital Corp. - Notes
 10.125% due 03/01/04 ............................         5,000          5,931
                                                                     ----------
                                                                         35,995
Brokerage and Investment Management - 1.0%
 DR Investments - Sr. Notes 144A (a)
 7.45% due 05/15/07 ..............................         1,800          1,938
 Morgan Stanley Group, Inc.
 8.875% due 10/15/01 .............................         3,000          3,243
 Nomura Asset Securities Corp. - Ser. 1998-D6
  A1A
 6.28% due 03/17/28 ..............................         2,317          2,329
 Salomon Brothers Mortgage Securities VII
 6.75% due 07/25/24 ..............................         1,890          1,910
                                                                     ----------
                                                                          9,420

Chemicals - 0.2%
 Akzo Nobel, Inc. - Bonds 144A (a)
 6.00% due 11/15/03 ..............................         1,630          1,638
Coal - 0.1%
 P&L Coal Holdings Corp.
 9.625% due 05/15/08 .............................           900            916
Commercial Services - 0.9%
 Harvard University - Debs
 8.125% due 04/15/07 .............................         5,000          5,906
 Primark Corp. - Sr. Sub. Notes 144A (a)
 9.25% due 12/15/08 ..............................         1,830          1,839
                                                                     ----------
                                                                          7,745
Computer Equipment - 0.4%
 International Business Machines Corp. - Debs.
 6.50% due 01/15/28 ..............................         3,470          3,665
Computer Software and Services - 0.4%
 PSINet, Inc.
 11.50% due 11/01/08 .............................         1,795          1,858
 Verio, Inc. - Sr. Notes 144A (a)
 11.25% due 12/01/08 .............................         1,895          1,914
                                                                     ----------
                                                                          3,772
Consumer - Miscellaneous - 0.4%
 CSC Holdings, Inc. - Sr. Notes
 7.25% due 07/15/08 ..............................         2,470          2,536
 Globe Manufacturing Corp. - 144A (a)
 10.00% due 08/01/08 .............................         1,210          1,095
                                                                    -----------
                                                                          3,631
Cosmetics and Personal Care Products - 0.2%
 Revlon Consumer Products, Inc. - Sr. Notes
  144A (a)
 9.00% due 11/01/06 ..............................         1,935          1,916
Diversified Operations - 0.4%
 Harrahs Operating Co., Inc.
 7.875% due 12/15/05 .............................         1,280          1,286
 Tenneco, Inc.
 10.075% due 02/01/01 ............................         2,000          2,161
                                                                     ----------
                                                                          3,447
Electric Power - 8.7%
 AES Corp.
 10.25% due 07/15/06 .............................         3,113          3,354
 AES Corp. - Sub. Notes
 8.375% due 08/15/07 .............................         1,925          1,935
 Avon Energy Partners Holdings - Notes
     144A (a)
 6.46% due 03/04/08 ..............................         1,560          1,576
 Beaver Valley Funding Corp. - Debs.
 9.00% due 06/01/17 ..............................         2,825          3,205
 BVPS II Funding Corp.
 8.89% due 06/01/17 ..............................         2,464          2,886
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 ..............................         4,015          4,486

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                           Par          Market
                Name of Issuer                            Value          Value
                                                         (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Electric Power - Continued
 Call-Net Enterprises, Inc.
 8.00% due 08/15/08 ..............................    $    1,520     $    1,471
 Calpine Corp. - Sr. Notes
 10.50% due 05/15/06 .............................         1,920          2,102
 Chugach Electric Assoc., Inc. - 1st Mtge.
 8.08% due 03/15/02 ..............................         2,230          2,301
 Cleveland Electric Illuminating Co. - 1st
  Mtge.
 9.50% due 05/15/05 ..............................         5,775          6,254
 CMS Energy Corp. - Sr. Notes
 8.125% due 05/15/02 .............................         2,650          2,730
 Connecticut Light & Power Co.
 7.75% due 06/01/02 ..............................         1,090          1,131
 Connecticut Light & Power Co. - Notes
     144A (a)
 8.59% due 06/05/03 ..............................         1,310          1,354
 Long Island Lighting Co. - Debs.
 8.20% due 03/15/23 ..............................         3,235          3,591
 Midland Cogeneration Venture
 10.33% due 07/23/02 .............................         3,394          3,598
 Monterrey Power SA DE CV - 144A (a)
 9.625% due 11/15/09 .............................           720            554
 New Century Energies, Inc. - 1st Mtge.
 9.875% due 07/01/20 .............................         4,500          4,916
 New Century Energies, Inc. - 1st Mtge.
 6.875% due 12/01/99 .............................         3,500          3,550
 Niagara Mohawk Power Corp.
 7.75% due 10/01/08 ..............................         1,535          1,670
 North Atlantic Energy Corp. - 1st Mtge.
 9.05% due 06/01/02 ..............................         2,506          2,575
 Puget Sound Energy Capital Trust
 8.231% due 06/01/27 .............................         1,705          1,811
 Quest Diagnostic, Inc.
 10.75% due 12/15/06 .............................         1,537          1,706
 System Energy Resources, Inc. - 1st Mtge.
 7.71% due 08/01/01 ..............................         2,590          2,635
 Texas New Mexico Power Co. - 1st Mtge.
 9.25% due 09/15/00 ..............................         8,000          8,447
 UtiliCorp United, Inc.
 8.20% due 01/15/07 ..............................         5,000          5,677
 Waterford 3 Funding - Entergy
 8.09% due 01/02/17 ..............................         3,213          3,406
                                                                     ----------
                                                                         78,921
Electronic Products and Services - 0.3%
 Motorola, Inc. - Debs.
 6.50% due 11/25/28 ..............................         2,600          2,629
Energy - Alternative Source - 0.3%
 CalEnergy Co., Inc. - Sr. Notes
 9.50% due 09/15/06 ..............................         2,320          2,575
Financial Services - 7.9%
 American Express Credit Corp.
 8.625% due 05/15/22 .............................         6,000          6,509
 American Express Credit Corp. - Debs.
 8.50% due 06/15/99 ..............................         6,000          6,079
 Associates Corp. of North America - Sr. Notes
 6.25% due 11/01/08 ..............................         1,020          1,052
 Bank of New York Institution Capital -
     144A (a)
 7.78% due 12/01/26 ..............................         2,515          2,712
 Barclays North America Capital Corp. - Debs.
 9.75% due 05/15/21 ..............................         4,650          5,225
 Chrysler Financial Co. LLC
 5.69% due 11/15/01 ..............................         2,610          2,631
 CIT Group, Inc. - Notes
 5.50% due 10/15/01 ..............................         3,160          3,143
 Commercial Credit Group, Inc.
 6.00% due 04/15/00 ..............................         7,000          7,052
 10.00% due 05/01/99 .............................         5,000          5,068
 Constitution Capital Trust I - 144A (a)
 9.15% due 04/15/27 ..............................         1,815          2,063
 Fairfax Financial Holdings - Notes
 8.30% due 04/15/26 ..............................         2,960          3,185
 Finova Capital Corp. - Notes
 6.25% due 11/01/02 ..............................         2,375          2,381
 Green Tree Financial Corp.
 8.30% due 06/15/26 ..............................         2,170          2,361
 Liberty Property, Ltd.
 6.60% due 06/05/02 ..............................         1,675          1,616
 Structured Assets Securities Corp. - Ser.
  1993-C AIB
 6.60% due 12/25/24 ..............................         1,853          1,845
 Sun Canada Financial Co.
 6.625% due 12/15/07 .............................         3,345          3,487
 Texaco Capital, Inc.
 8.625% due 06/30/10 .............................        10,000         12,393
 URC Holdings Corp. - Sr. Notes 144A (a)
 7.875% due 06/30/06 .............................         2,780          3,022
                                                                     ----------
                                                                         71,824
Food, Beverage and Tobacco - 0.8%
 Agrilink Foods, Inc. - Sr. Sub. Notes 144A (a)
 11.875% due 11/01/08 ............................           910            928
 RJR Nabisco, Inc.
 7.625% due 09/15/03 .............................         2,120          2,071
 8.625% due 12/01/02 .............................         1,660          1,690
 Seagram (Joseph) E & Sons, Inc.
 7.60% due 12/15/28 ..............................         2,605          2,631
                                                                     ----------
                                                                          7,320
Foreign - 1.0%
 Hydro-Quebec - Debs.
 9.40% due 02/01/21 ..............................           610            826
 Hydro-Quebec - Debs. Ser. FU
 11.75% due 02/01/12 .............................         5,000          7,539
 Hydro-Quebec - Debs. Ser. IF
 7.375% due 02/01/03 .............................         1,000          1,064
                                                                     ----------
                                                                          9,429

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                   Par           Market
                Name of Issuer                    Value          Value
                                                 (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Foreign Governmental - 1.3%
 Nova Scotia
 8.75% due 04/01/22 ..............................    $    3,000     $    3,931
 Province of Manitoba
 9.00% due 12/15/00 ..............................         3,000          3,206
 9.25% due 04/01/20 ..............................         2,000          2,747
 Province of Saskatchewan
 9.375% due 12/15/20 .............................         1,500          2,072
 Republic of Brazil
 4.50% due 04/15/14 ..............................
 Republic of Venezuela
 6.812% due 12/18/07 .............................                    ---------
                                                                         11,956
Health Care Products - 0.3%
 Sola International, Inc. - Notes
 6.875% due 03/15/08 .............................         1,970          1,871
 Watson Pharmaceuticals, Inc. - Sr. Notes
 7.125% due 05/15/08 .............................           900            899
                                                                      ---------
                                                                          2,770
Health Care Services - 0.7%
 Genesis Health Ventures, Inc. - Sr. Sub. Notes
  144A (a)
 9.875% due 01/15/09 .............................         1,185          1,143
 Integrated Health Services, Inc. - Sr. Sub. .....
  Debs ...........................................
 5.75% due 01/01/01 ..............................         2,040          1,831
 Integrated Health Services, Inc. - Sr. Sub. .....
  Notes
 9.25% due 01/15/08 ..............................         1,080          1,004
 Tenet Healthcare Corp. ..........................
 8.625% due 01/15/07 .............................           845            879
 Tenet Healthcare Corp. - Sr. Notes
 8.625% due 12/01/03 .............................         1,655          1,727
                                                                      ---------
                                                                          6,584
Insurance - 2.7%
 Conseco, Inc. - Notes
 6.80% due 06/15/05 ..............................         2,370          2,230
 Equitable Life Assurance Society USA -
  144A (a)
 6.95% due 12/01/05 ..............................         2,750          2,909
 Liberty Mutual Insurance Co. - Notes 144A (a)
 8.20% due 05/04/07 ..............................         4,630          5,257
 7.875% due 10/15/26 .............................         1,835          2,023
 Mass. Mutual Life Insurance Co. - Notes
  144A (a)
 7.625% due 11/15/23 .............................         4,090          4,523
 NAC Re Corp. ....................................
 8.00% due 06/15/99 ..............................         1,560          1,575
 New York Life Insurance Co. -  Sr. Notes
 7.50% due 12/15/23 ..............................         5,970          6,019
                                                                     ----------
                                                                         24,536
Leisure and Recreation - 1.0%
 Circus Circus Enterprises, Inc. - Debs ..........
 7.00% due 11/15/36 ..............................         1,160          1,075
 Circus Circus Enterprises, Inc. - Sr. Sub. ......
  Notes
 9.25% due 12/01/05 ..............................           710            733
 SFX Entertainment, Inc. - Sr. Sub. Notes
  144A (a)
 9.125% due 12/01/08 .............................         2,570          2,544
 Sun International Hotels, Ltd. ..................
 8.625% due 12/15/07 .............................         1,178          1,202
 9.00% due 03/15/07 ..............................         1,100          1,133
 Trump Holdings & Funding
 15.50% due 06/15/05 .............................         2,325          2,348
                                                                     ----------
                                                                          9,035
Media - Publishing - 0.1%
 Garden State Newspapers, Inc. - Sr. Sub Notes
 8.75% due 10/01/09 ..............................         1,277          1,277

Media - TV / Radio - 2.8%
 Adelphia Communications Corp. - Sr. Notes
 8.125% due 07/15/03 .............................         1,270          1,298
 9.25% due 10/01/02 ..............................         2,460          2,608
 Capstar Broadcasting, Inc. - Sr. Sub. Notes
 10.75% due 05/15/06 .............................         1,368          1,505
 Continental Cablevision - Sr. Notes
 8.30% due 05/15/06 ..............................         2,165          2,403
 News America Holdings, Inc. - Debs
 8.25% due 08/10/18 ..............................         2,636          2,991
 Rogers Cablesystems - Notes
 9.625% due 08/01/02 .............................         1,385          1,489
 10.00% due 03/15/05 .............................         3,030          3,393
 Time Warner, Inc. ...............................
 9.125% due 01/15/13 .............................         2,493          3,157
 Time Warner, Inc. - Notes
 7.75% due 06/15/05 ..............................         1,645          1,824
 TKR Cable, Inc. .................................
 10.50% due 10/30/07 .............................         4,132          4,505
                                                                     ----------
                                                                         25,173
Metal Product and Fabrication - 0.2%
 Yanacocha Receivables - Pass thru Certs .........
  144A (a)
 8.40% due 06/15/04 ..............................         1,767          1,754
Metals and Mining - 0.2%
 Golden Northwest Aluminum - 1st Mortgage 144A
  (a)
 12.00% due 12/15/06 .............................         1,420          1,427

Municipals - 1.3%
 Atlanta, GA - Gen. Oblig. Bond
 5.00% due 12/01/20 ..............................         1,460          1,449
 Harris County - Houston Texas Sports Authority
  Special Revenue
 5.00% due 11/15/28 ..............................         1,500          1,470
 Massachusetts State Water Authority
 5.00% due 08/01/24 ..............................         1,695          1,671
 New Hampshire State
 7.70% due 07/01/12 ..............................         3,000          3,247

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                           Par           Market
                Name of Issuer                            Value          Value
                                                         (000's)        (000's)
PUBLICLY-TRADED BONDS - Continued

Municipals - Continued
 New York, NY City Municipal Water Finance
  Authority
 5.125% due 06/15/21 .............................    $    1,045     $    1,055
 San Jose California Redevelopment Agency Tax
  Allocation
 5.00% due 08/01/26 ..............................         2,605          2,593
                                                                     ----------
                                                                         11,485
Natural Gas Distribution - 1.3%
 Camuzzi Gas - Bonds
 9.25% due 12/15/01 ..............................         1,911          1,861
 Michigan Consolidated Gas Co. - 1st Mtge ........
 5.75% due 05/01/01 ..............................        10,000         10,059
                                                                     ----------
                                                                         11,920
Oil - Equipment and Services - 0.4%
 Humpuss Funding Corp. - 144A (a)
 7.72% due 12/15/09 ..............................         2,131          1,418
 Petroleum-Geo Services ASA
 6.625% due 03/30/08 .............................         2,410          2,353
                                                                     ----------
                                                                          3,771
Oil and Natural Gas Exploration and Production - 1.7%
 Coastal Corp. SA
 8.75% due 05/15/99 ..............................         7,250          7,325
 Occidental Petroleum  Corp. - Sr. Debs.
 10.125% due 09/15/09 ............................         3,000          3,747
 Occidental Petroleum Corp. - Sr. Notes
 7.375% due 11/15/08 .............................         1,735          1,781
 Petroleos Mexicanos - 144A (a)
 9.375% due 12/02/08 .............................         1,055          1,039
 R&B Falcon Corp. - Sr. Notes 144A (a)
 9.50% due 12/15/08 ..............................         1,565          1,563
                                                                     ----------
                                                                         15,455
Paper and Forest Products - 0.6%
 Fort James Corp.
 6.50% due 09/15/02 ..............................         2,120          2,160
 S.D. Warren Co.
 12.00% due 12/15/04 .............................         2,640          2,878
                                                                     ----------
                                                                          5,038
Personal and Commercial Lending - 6.4%
 Beneficial Corp. - Notes
 9.60% due 07/19/00 ..............................         4,000          4,225
 CS First Boston Mortgage Securities Corp. -
  Ser. 1998-C1 A1A
 6.26% due 12/17/07 ..............................         3,075          3,137
 Deutsche Mortgage & Asset Receiving Corp. -
  Ser. 1998-C1
 6.861% due 03/15/08 .............................         2,170          2,192
 EQCC Home Equity Loan Trust
 6.57% due 02/15/29 ..............................         2,120          2,166
 Ford Motor Credit Co. - Notes
 6.125% due 04/28/03 .............................         3,185          3,238
 General Motors Acceptance Corp. - Notes
 6.375% due 12/01/01 .............................         3,165          3,239
 GMAC Commercial Mortgage Securities, Inc.
 6.566% due 11/15/07 .............................         3,385          3,508
 6.853% due 09/15/06 .............................         7,325          7,510
 Household Finance Corp. - Notes
 5.875% due 11/01/02 .............................         3,955          3,981
 Midland Funding Corp. II
 11.75% due 07/23/05 .............................         1,150          1,340
 Money Store Home Equity Trust - Ser. 1997-C1
  DAF7
 6.485% due 12/15/28 .............................         4,060          4,123
 Residential Accredit Loans, Inc. - Ser.
  1997-QS4 A3
 7.25% due 05/25/27 ..............................         3,335          3,354
 UCFC Home Equity Loan
 7.18% due 02/15/25 ..............................         1,115          1,154
 UCFC Home Equity Loan - Ser. 1996-A1 A5
 6.50% due 04/15/16 ..............................         7,652          7,776
 UCFC Home Equity Loan - Ser. 1997-A1 A8
 7.22% due 06/15/28 ..............................         6,910          7,236
                                                                      ---------
                                                                         58,179
Real Estate Investment Trust - 1.6%
 American Health Prop., Inc. - Notes
 7.50% due 01/15/07 ..............................         1,350          1,292
 Amresco Residential Securities - Mtge. Loan
 6.51% due 08/25/27 ..............................         7,885          7,678
 IMC Home Equity Loan Trust - Ser. 1998-1 A4
 6.60% due 03/20/25 ..............................         3,280          3,343
 TriNet Corp. Realty Trust, Inc.
 7.30% due 05/15/01 ..............................         2,070          2,087
                                                                      ---------
                                                                         14,400
Real Estate Operations - 0.6%
 HMH Properties, Inc.
 7.875% due 08/01/05 .............................         2,480          2,424
 HMH Properties, Inc. - Sr. Notes
 8.45% due 12/01/08 ..............................         1,680          1,680
 Security Capital Group, Inc. - Notes
 7.75% due 11/15/03 ..............................         1,610          1,610
                                                                     ----------
                                                                          5,714
Retail - Department Stores - 0.3%
 Fred Meyer, Inc.
 7.45% due 03/01/08 ..............................         2,770          2,976
Retail - Food - 1.2%
 McDonald's Corp. - Debs.
 7.375% due 07/15/33 .............................         5,000          5,209
 Safeway, Inc. - Notes
 5.875% due 11/15/01 .............................         1,430          1,434
 The Great Atlantic & Pacific Tea Company, Inc.
  - Notes
 7.75% due 04/15/07 ..............................         2,655          2,590

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                   Par           Market
                Name of Issuer                    Value          Value
                                                 (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Retail - Food - Continued
 The Kroger Co. - Sr. Notes
 8.15% due 07/15/06 ..............................    $    1,350     $    1,525
                                                                     ----------
                                                                         10,758
Shoe and Apparel Manufacturing - 0.7%
 Tropical Sportswear International Corp. .........
 11.00% due 06/15/08 .............................         1,730          1,821
 Unifi, Inc. .....................................
 6.50% due 02/01/08 ..............................         2,525          2,501
 WestPoint Stevens, Inc. - Sr. Notes
 7.875% due 06/15/05 .............................         2,145          2,172
                                                                     ----------
                                                                          6,494
Steel - 0.1%
 Bayou Steel Corp. ...............................
 9.50% due 05/15/08 ..............................           550            517

Telecommunication Equipment - 0.1%
 Axia, Inc. ......................................
 10.75% due 07/15/08 .............................           915            926

Telecommunication Services - 2.0%
 Global Crossing Holdings, Ltd. ..................
 9.625% due 05/15/08 .............................         1,610          1,706
 Groupe Videotron ltee - Sr. Notes
 10.625% due 02/15/05 ............................         4,155          4,460
 Intermedia Communications, Inc. - Sr. Notes
  Ser. B
 8.50% due 01/15/08 ..............................           330            315
 8.60% due 06/01/08 ..............................         1,075          1,021
 IXC Communications, Inc. - Sr. Sub Notes
 9.00% due 04/15/08 ..............................         1,460          1,462
 McLeodUSA, Inc. - Sr. Notes 144A (a)
 9.50% due 11/01/08 ..............................         1,780          1,896
 Nextel Communications, Inc. - Sr. Discount
  Notes
 1.00% due 08/15/04 ..............................         3,066          2,959
 NTL, Inc. - Sr. Notes
 11.50% due 10/01/08 .............................         2,820          3,074
 Qwest Communications International, Inc. - Sr ...
  Notes
 7.25% due 11/01/08 ..............................         1,040          1,063
                                                                     ----------
                                                                         17,956
Telephone - 4.3%
 Chesapeake & Potomac Telephone Co. - Debs
 6.05% due 05/15/03 ..............................         6,460          6,647
 GTE Corp. - Debs ................................
 8.75% due 11/01/21 ..............................         3,000          3,923
 GTE North, Inc. - Debs ..........................
 5.65% due 11/15/08 ..............................         1,620          1,638
 MCI Worldcom, Inc. - Sr. Notes
 6.125% due 08/15/01 .............................         3,595          3,655
 Metromedia Fiber Network, Inc. - Sr. Notes
  144A (a)
 10.00% due 11/15/08 .............................         1,890          1,942
 MetroNet Communications Corp. ...................
 12.00% due 08/15/07 .............................         1,770          1,925
 Michigan Bell Telephone Co. .....................
 7.85% due 01/15/22 ..............................         5,000          5,920
 New Jersey Bell Telephone Co. ...................
 8.00% due 06/01/22 ..............................         4,000          4,896
 NEXTLINK Communications, Inc. - Sr. Notes 144A
  (a)
 10.75% due 11/15/08 .............................         1,780          1,816
 Sprint Capital Corp. ............................
 6.875% due 11/15/28 .............................         2,565          2,663
 Sprint Corp. ....................................
 8.125% due 07/15/02 .............................         1,000          1,090
 U.S. West Capital Funding, Inc. .................
 6.875% due 07/15/28 .............................         2,600          2,777
                                                                     ----------
                                                                         38,892
Transportation Services - 2.9%
 America West Airlines, Inc. .....................
 6.93% due 01/02/08 ..............................         2,075          2,060
 Continental Airlines - Pass thru Certs ..........
 7.206% due 06/30/04 .............................         3,341          3,410
 Continental Airlines, Inc. - Notes
 8.00% due 12/15/05 ..............................         2,265          2,285
 Erac USA Finance Co. - 144A (a)
 6.625% due 02/15/05 .............................         3,345          3,261
 Fine Air Services, Inc. .........................
 9.875% due 06/01/08 .............................         2,090          1,881
 Northwest Airlines Corp. ........................
 8.375% due 03/15/04 .............................         2,575          2,720
 Northwest Airlines Corp. - Ser. 1996-1
 8.97% due 01/02/15 ..............................           224            241
 NWA Trust
 9.25% due 06/21/14 ..............................         2,413          2,741
 U.S. Air, Inc. ..................................
 11.20% due 03/19/05 .............................         1,320          1,445
 Union Pacific Corp. - Notes
 9.65% due 06/01/00 ..............................         5,000          5,248
 Wisconsin Central Transportation Corp. ..........
 6.625% due 04/15/08 .............................         1,360          1,381
                                                                     ----------
                                                                         26,673
U.S. Government Agencies - 11.2%
 Federal Home Loan Mortgage Corp. ................
 6.00% due 10/15/08 ..............................         3,345          3,366
 6.00% due 06/15/11 ..............................        10,000         10,075
 6.50% due 12/15/23 ..............................         2,725          2,763
 Federal National Mortgage Assoc .................
 6.50% due 12/01/28 ..............................         8,623          8,679
 6.50% due 11/01/28 ..............................        11,849         11,927
 6.94% due 01/25/22 ..............................         1,568          1,659
 7.00% due 09/01/10 ..............................         6,922          7,069
 7.385% due 03/25/21 .............................         1,359          1,454
 Government National Mortgage Assoc ..............
 6.50% due 02/15/28 ..............................         4,347          4,390
 6.50% due 12/15/28 ..............................         8,593          8,679

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                   Par           Market
                Name of Issuer                    Value          Value
                                                 (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

U.S. Government Agencies - Continued
 7.00% due 09/15/25 ..............................    $    3,104     $    3,175
 7.00% due 01/15/26 ..............................         8,139          8,327
 7.00% due 08/15/28 ..............................         7,826          8,007
 7.50% due 08/15/26 ..............................         1,278          1,318
 7.50% due 07/15/27 ..............................         2,526          2,604
 7.50% due 09/15/28 ..............................            24             25
 8.00% due 02/15/25 ..............................           901            936
 8.00% due 05/15/25 ..............................           524            544
 8.00% due 06/15/25 ..............................         1,162          1,209
 8.00% due 09/15/25 ..............................         1,653          1,718
 8.00% due 10/15/25 ..............................         1,031          1,072
 8.00% due 01/15/26 ..............................           583            606
 8.00% due 01/15/27 ..............................         1,812          1,883
 8.00% due 08/15/27 ..............................         6,224          6,469
 8.50% due 09/15/21 ..............................         1,035          1,103
 9.00% due 05/15/21 ..............................           997          1,071
 9.00% due 08/15/21 ..............................           873            938
 9.50% due 06/15/16 ..............................           653            701
                                                                     ----------
                                                                        101,767
U.S. Governmental - 21.0%
 U.S. Treasury - Bonds
 7.125% due 02/15/23 .............................        55,712         68,656
 8.875% due 08/15/17 .............................        31,694         44,644
 U.S. Treasury - Notes
 5.75% due 08/15/03 ..............................        15,285         15,961
 7.00% due 07/15/06 ..............................        23,154         26,363
 7.50% due 05/15/02 ..............................        20,900         22,693
 7.50% due 02/15/05 ..............................         7,946          9,098
 8.00% due 05/15/01 ..............................         2,694          2,893
                                                                     ----------
                                                                        190,308
                                                                     ----------
                   TOTAL PUBLICLY-TRADED BONDS- ..          96.0%       870,713

PREFERRED STOCK - 0.2%
Health Care Products - 0.2%
 Fresenius Medical Capital Trust II ..............         1,740          1,749

WARRANTS - 0.0%
Telephone - 0.0%
 MetroNet Communications Corp. - CW07 144A (a)
  expires 08/15/07 (Cost $58) ....................             2            119

SHORT-TERM INVESTMENTS - 2.1%
 Investment in joint trading account (Note B)
   6.101% due 01/04/99 ..............................     19,066         19,069
                                                      ----------     ----------
                           TOTAL INVESTMENTS- ....            98.3%     891,650
         Cash and Receivables, less payables- ....             1.7%      15,471
                                                      ----------     ----------
                                  NET ASSETS- ....           100.0%  $  907,121
                                                      ==========     ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, securities aggregated $62,969 or 6.0% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                        Market
             Name of Issuer                               Shares        Value
                                                                       (000's)
COMMON STOCK
Argentina - 2.9%
  Telefonica de Argentina SA - ADR (UTIT) ..........       4,000     $      112
  YPF Sociedad Anonima - ADR (OILX) ................       3,700            103
                                                                     ----------
                                                                            215
Brazil - 15.2%
  Centrais Electricas Brasileiras S,A. -
  ADR (UTIE) .......................................      25,900            223
  Companhia Energetica de Minas Gerias - ADR (UTIE)        6,700            128
  Companhia Vale do Rio Doce - ADR (META) ..........       2,100             27
  Petroleo Brasileiro S. A. - ADR (OILX) ...........       5,500             62
  Telecomunicacoes Brasileiras S.A. (UTIT) .........       9,250            672
                                                                     ----------
                                                                          1,112
Cayman Islands - 0.6%
  New World Infrastructure, Ltd. (CONS) ............      27,000             40
Chili - 2.6%
  Compania de Telecomunicaciones de Chile SA (UTIT)        3,600             74
  Enersis SA - ADR (UTIE) ..........................       2,500             65
  Sociedad Quimica y Minera de Chile SA - ADR (CHEM)       1,600             54
                                                                     ----------
                                                                            193
China - 0.6%
  Shanghai Industrial Holdings, Ltd. (DIOP) ........      22,000             44
Egypt - 2.1%
  Egypt Mobile Phone (TELS) ........................      25,000            152
Greece - 7.7%
  Commercial Bank of Greece (BANK) .................       3,000            295
  Hellenic Telecommunication Organization SA (UTIT)       10,000            266
                                                                     ----------
                                                                            561
Hong Kong - 0.6%
  China Telecom (Hong Kong), Ltd. -
    ADR (TELS) .....................................       1,300             45
India - 6.7%
  BSES, Ltd. (UTIE) ................................       9,000             90
  Hindalco Industries, Ltd. (META) .................       5,100             59
  ITC, Ltd. - GDR * (FOOD) .........................       5,900            131
  State Bank of India (BANK) .......................       7,600             63
  Videsh Sanchar Nigam, Ltd. (TELS) ................      11,700            145
                                                                     ----------
                                                                            488
Israel - 4.5%
  Bank Leumi Le-Israel (UTIE) ......................     132,800            187
  ECI Telecommunications, Ltd. (MEDI) ..............       3,900            139
                                                                     ----------
                                                                            326
Mexico - 4.6%
  Corporacion Interamericana de
    Entretenimiento SA (LEIS) ......................      25,400             69
  Fomento Economico Mexicano, S.A. de C.V. -
    ADR * (FOOD) ...................................       2,000             53
  Grupo Iusacell S.A. - ADR * (TELS) ...............       2,100             15
  Grupo Radio Centro S.A. de C.V. -
    ADR (MEDI) .....................................       7,500             41
  Telefonos de Mexico SA - ADR (UTIT) ..............       3,200            156
                                                                     ----------
                                                                            334
Philippines - 2.1%
  Bank of the Philippine Islands (BANK) ............      40,000             85
  Philippine Long District Telephone Co.
    (UTIT) .........................................       2,700             70
                                                                     ----------
                                                                            155
Poland - 1.1%
  Prokom Software SA (SOFT) ........................       2,050             79

Portugal - 5.5%
  Brisa-Auto Estradas de Portugal, S.A. (MEDI) .....       4,400            259
  Sonae Investimento-Sociedade Gestora de Part
    Sociais. SA (RETS) .............................       3,000            146
                                                                     ----------
                                                                            405
Russia - 0.2%
  Irkutskenergo - ADR (UTIE) .......................       7,700             16
South Africa - 13.0%
  Anglo American Investment Trust Ltd.
    (FUND) .........................................       5,000             58
  AngloGold, Ltd. (OILE) ...........................       5,400            210
  B.O.E Corp., Ltd. - N Shares (FUND) ..............          21
  Barlow, Ltd. (DIOP) ..............................      56,208            216
  Liberty Holdings, Ltd. (INSU) ....................       5,300            185
  Liberty Life Association of Africa, Ltd.
    (INSU) .........................................      10,000            138
  Molope Foods, Ltd. (FOOD) ........................     160,000            141
                                                                     ----------
                                                                            948
South Korea - 5.5%
  Hanjin Heavy Industries (CONS) ...................      24,830            190
  Pohang Iron & Steel Co., Ltd. (STEE) .............       2,100            112
  Sindo Ricoh (COMM) ...............................       2,000             72
  Youngone Corp. (APPA) ............................       1,000             27
                                                                     ----------
                                                                            401
Soviet Union - 0.3%
  LUKoil Holding - ADR (OILX) ......................       1,500             23

Taiwan - 3.7%
  Standard Foods Taiwan, Ltd. (FOOD) ...............       6,300             53
  Synnex Technology International Corp.
    (COMP) .........................................       6,368            113
  Yageo Corp. (ETRN) ...............................      16,380            106
                                                                     ----------
                                                                            272

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                        Market
             Name of Issuer                               Shares        Value
                                                                       (000's)
COMMON STOCK - Continued

Thailand - 3.9%
BEC World Public Co., Ltd. (MEDI) ................        16,000     $       88
Industrial Finance Corp. of Thailand Ltd.
(FINL) ...........................................       205,000             85
Krung Thai Public Co., Ltd. (BANK) ...............       100,000             54
PTT Exploration and Production Public Co.,
Ltd. (OILX) ......................................         8,500             60
                                                                     ----------
                                                                            287
Turkey - 1.4%
Haci Omer Sabanci Holding AG (FUND) ..............     1,775,000             27
Migros Turk T.A.S. (RETF) ........................        30,000             30
Yapi ve Kredi Bankasi A.S. (BANK) ................     3,968,000             46
                                                                     ----------
                                                                            103
United Kingdom - 2.2%
Al-Ahram Beverage Co. S. A. E - GDR
(FOOD) ...........................................         5,600            162
United States - 6.2%
Ceske Radiokomunikace - GDR (MEDI) ...............         6,560            212
Mahanagar Telephone Nigam Ltd. (TELS) ............         5,000             43
Taiwan Semiconductor Manufacturing Co., Ltd. -
 ADR (FUND) ......................................         8,337            118
Yanzhou Coal Mining Co., Ltd. - ADR
(META) ...........................................        10,400             79
                                                                     ----------
                                                                            452
                                                                     ----------
                               TOTAL COMMON STOCK-          93.2%         6,813

PREFERRED STOCK - 1.5%
South Korea - 1.5%
Samsung Electronics (ETRN) .......................         3,420            113

WARRANTS - 1.1%
Philippines - 1.1%
Jollibee Foods, Corp.
expires 03/24/03 (Cost $77) ......................       175,000             81
                                                             Par
                                                           Value
                                                        (000 's)
SHORT-TERM INVESTMENTS - 4.0%

Investment in joint trading account (Note B)
6.101% due 01/04/99 ..............................       $   289            289
                                                         -------        -------
                                TOTAL INVESTMENTS-          99.8%         7,296
Cash and Receivables, less payables- .............           0.2%            14
                                                         -------        -------
                                       NET ASSETS-         100.0%       $ 7,310
                                                         =======        =======

* Non-income producing security.
ADR-American Depository Receipt
GDR-Global Depository Receipt
See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                           Market       % of
                                             Industry      Value      Long-Term
       Industry                             Abbreviation  (000's)    Investments
Telephone ................................      UTIT      $1,350        19.3%
Media - TV / Radio .......................      MEDI         738        10.5%
Electric Power ...........................      UTIE         708        10.1%
Banks ....................................      BANK         543         7.7%
Food, Beverage and Tobacco ...............      FOOD         541         7.7%
Telecommunication Services ...............      TELS         399         5.7%
Insurance ................................      INSU         323         4.6%
Diversified Operations ...................      DIOP         260         3.7%
Oil and Natural Gas Exploration
 and Production ..........................      OILX         249         3.6%
Construction .............................      CONS         230         3.3%
Electronic Products and
 Services ................................      ETRN         219         3.1%
Oil - Equipment and Services .............      OILE         210         3.0%
Brokerage and Investment
 Management ..............................      FUND         204         2.9%
Metals and Mining ........................      META         164         2.3%
Retail - Department Stores ...............      RETS         146         2.1%
Steel ....................................      STEE         113         1.6%
Computer Equipment .......................      COMP         113         1.6%
Retail - Food ............................      RETF         111         1.6%
Financial Services .......................      FINL          85         1.3%
Computer Software and
 Services ................................      SOFT          79         1.1%
Commercial Services ......................      COMM          72         1.0%
Leisure and Recreation ...................      LEIS          69         1.0%
Chemicals ................................      CHEM          54         0.8%
Shoe and Apparel
 Manufacturing ...........................      APPA          27         0.4%
                                                        --------       -----
                                                        $  7,007       100.0%
                                                        ========       =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
                Name of Issuer                           Shares        Value
                                                                      (000's)
COMMON STOCK

Australia - 2.5%
 Amcor, Ltd. (CONT) ..............................        26,400     $      113
 Brambles Industries, Ltd. (DIOP) ................         7,200            175
 Broken Hill Proprietary Co., Ltd. (DIOP) ........        62,100            457
 Coca Cola Amatil (FOOD) .........................        23,200             86
 Coles Myer, Ltd. (RETS) .........................        33,600            176
 CSR, Ltd. (CONS) ................................        52,000            127
 Foster's Brewing Group, Ltd. (FOOD) .............        70,100            190
 Lend Lease Corp. (FINL) .........................        17,600            237
 National Australia Bank, Ltd. (BANK) ............        35,300            532
 News Corp., Ltd. (MEDI) .........................        52,800            349
 Normandy Mining, Ltd. * (PMET) ..................       119,400            111
 North, Ltd. (META) ..............................        59,900             98
 Orica, Ltd. (DIOP) ..............................        19,600            102
 Pacific Dunlop, Ltd. (DIOP) .....................        59,000             95
 Pioneer International, Ltd. (CONS) ..............        41,900             89
 Rio Tinto, Ltd. (PMET) ..........................        15,400            183
 Santos, Ltd. (OILX) .............................        38,000            102
 Telstra Corp., Ltd. (TELS) ......................       140,100            655
 Westpac Banking Corp., Ltd. (BANK) ..............        51,800            347
 WMC, Ltd. (DIOP) ................................        55,500            167
                                                                     -----------
                                                                          4,391
Austria - 1.3%
 Austrian Airlines (TRAN) ........................         3,150            113
 Bank Austria AG (BANK) ..........................         9,700            493
 BBAG Oesterreichische Brau Beteiligungs AG
  (FOOD)  ........................................         1,650             94
 Bohler-Uddeholm AG (STEE) .......................         1,500             70
 EA-Generali AG (INSU) ...........................           650            160
 Flughafen Wien AG (TRAN) ........................         2,900            142
 Mayr-Melnhof Karton Ag (PAPR) ...................         1,800             84
 Oesterreichische  Elektrizitaetswirtschafts
  AG (UTIE) ......................................         3,200            489
 OMV AG (OILX) ...................................         3,000            283
 RHI AG (DIOP) ...................................         2,050             54
 VA Technologie AG (ENGI) ........................         1,700            147
 Wienerberger Baustoffindustrie AG (CONS) ........           900            179
                                                                     -----------
                                                                          2,308
Belgium - 2.3%
 Barco N.V. (DIOP) ...............................           559            157
 Bekaert N.V. (METP) .............................           139             69
 Cimenteries CBR Cementbedrijven (CONS) ..........         1,574            155
 Colruyt NV (RETF) ...............................           187            156
 Compagnie Maritime Belge SA (TRAN) ..............         1,921             85
 D' Ieteren SA (AUTO) ............................           290            159
 Delhaize "Le Lion" SA (RETF) ....................         1,955            172
 Electrabel SA (UTIE) ............................         1,136            496
 Fortis AG (INSU) ................................         1,888            680
 Fortis AG (INSU) ................................         1,043              5
 Fortis AG - Strip WPR * (INSU) ..................         1,043
 Groupe Bruxelles Lambert SA (FUND) ..............         1,094            221
 KBC Bancassurance Holding NV (BANK) .............         3,540            279
 N.V. Union Miniere SA * (META) ..................         1,461             55
 Petrofina SA (OILX) .............................           802            365
 Solvay SA (FINL) ................................         2,115            158
 Tractebel (UTIE) ................................         2,341            452
 UCB SA (HEAL) ...................................            48            294
                                                                    -----------
                                                                          3,958
Denmark - 1.1%
 A/S Dampskibsselskabet Svendborg - Cl. B
    (TRAN) .......................................            24            243
 Danisco A/S (FOOD) ..............................         2,450            133
 Den Danske Bank (BANK) ..........................         2,250            302
 Iss International Service System A/S - Cl. B
    (COMM) .......................................         1,650            107
 Novo-Nordisk A/S - Cl. B (HEAL) .................         2,450            324
 Tele Danmark A/S (TELS) .........................         4,150            560
 Unidanmark A/S - Cl. A (BANK) ...................         2,300            208
                                                                    -----------
                                                                          1,877
Finland - 1.3%
 Kemira Oyj (CHEM) ...............................         9,700             69
 Kesko Oyj (RETS) ................................         6,100             91
 Merita, Ltd. - Cl. A (BANK) .....................        25,400            160
 Nokia Oyj - A Shares (TELE) .....................         9,500          1,155
 Nokia Oyj - Cl. A (TELE) ........................         3,000            365
 Outokumpu Oyj (META) ............................         7,500             69
 Sampo Insurance Co. plc (INSU) ..................         2,500             95
 Stora Enso Oyj - A Shares (PAPR) ................         3,530             31
 Stora Enso Oyj - R Shares * (PAPR) ..............         6,550             59
 UPM-Kymmene Corp. * (PAPR) ......................         7,600            212
                                                                    -----------
                                                                          2,306
France - 10.5%
 Accor SA (LEIS) .................................         1,223            265
 Air Liquide (CHEM) ..............................         2,083            382
 Alcatel Alsthom (TELE) ..........................         4,190            513
 AXA SA (INSU) ...................................         8,781          1,272
 Banque Nationale de Paris (BANK) ................         5,646            465
 Banque Paribas (BANK) ...........................         4,500            391
 Bouygues SA (CONS) ..............................           847            175
 Canal Plus (MEDI) ...............................           992            271
 Cap Gemini SA (COMM) ............................         1,622            260
 Carrefour SA (RETF) .............................           979            739
 Casino Guichard-Perrachon SA (RETF) .............         2,184            227
 Club Mediterranee SA (LEIS) .....................         1,000             90
 Compagnie de St. Gobain (CONS) ..................         2,541            359
 Elf Aquitaine (OILX) ............................         7,355            850
 Eridania Beghin-Say SA (FOOD) ...................           758            131
 Essilor International SA (HEAL) .................           358            141
 France Telecom * (TELS) .........................        21,203          1,684
 Group Danone * (FOOD) ...........................         1,846            528
 Imetal SA (CONS) ................................           950             95
 L'Oreal (HNBA) ..................................         1,608          1,162
 Lafarge SA (CONS) ...............................         2,526            240
 Lagardere S.C.A. (DIOP) .........................         4,108            175

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
                Name of Issuer                           Shares        Value
                                                                      (000's)
COMMON STOCK - Continued

France - Continued
 Legrand SA (ELEQ) ...............................           658     $      174
 Michelin (PART) .................................         4,386            175
 Moet Hennessy-Louis Vuitton (FOOD) ..............         2,300            455
 Pernod Ricard (FOOD) ............................         1,763            114
 Pinault-Printemps-Redoute SA (RETS) .............         2,958            565
 Promodes (RETF) .................................           525            382
 PSA Peugeot (AUTO) ..............................         1,457            225
 Rhone-Poulenc SA (BANK) .........................         9,549            491
 Sagem SA (ETRN) .................................           200            132
 Sanofi SA (HEAL) ................................         2,906            478
 Schneider SA (MACH) .............................         3,911            237
 SEITA (FOOD) ....................................         2,750            172
 Sidel SA (MACH) .................................         1,650            140
 Societe BIC SA (COMM) ...........................         2,209            122
 Societe Eurafrance SA (FINL) ....................           233            154
 Societe Generale de Paris (BANK) ................         2,732            442
 Suez Lyonnaise des Eaux (DIOP) ..................         3,413            701
 Thomson CFS (ETRN) ..............................         3,440            148
 Total SA - Cl. B (OILX) .........................         6,826            691
 Unibail (REAL) ..................................           700            102
 Usinor SA (STEE) ................................         8,601             95
 Valeo SA (PART) .................................         2,676            211
 Vivendi (DIOP) ..................................         4,950          1,284
                                                                    -----------
                                                                         18,105
Germany - 13.8%
 Adidas-Salomon AG (APPA) ........................         1,920            209
 Allianz AG - Reg. (INSU) ........................         8,380          3,072
 AMB Aachener & Muenchener Beteiligungs AG
  (INSU)  ........................................         1,730            254
 Axa Colonia Konzern AG (INSU) ...................         1,220            138
 BASF AG (CHEM) ..................................        21,860            834
 Bayer AG (CHEM) .................................        24,980          1,043
 Bayerische Vereinsbank AG (BANK) ................        18,072          1,415
 Beiersdorf AG (HNBA) ............................         4,120            284
 Bilfinger & Berger Bau AG (CONS) ................         2,960             76
 Buderus AG (DIOP) ...............................           260             95
 Continental AG (PART) ...........................         5,950            164
 DaimlerChrysler AG * (AUTO) .....................        17,205          1,698
 Degussa AG (CHEM) ...............................         2,660            146
 Deutsche Bank AG (BANK) .........................        18,150          1,068
 Deutsche Telekom AG * (TELS) ....................        74,290          2,443
 Douglas Holding AG (HNBA) .......................         1,890            115
 Dresdner Bank AG (BANK) .........................        18,460            775
 Heidelberg Zement (CONS) ........................         2,730            213
 Hochtief AG (CONS) ..............................         3,810            149
 Karstadt AG (RETS) ..............................           420            219
 Linde AG (ENGI) .................................           330            203
 Lufthansa AG (TRAN) .............................        14,730            325
 M.A.N. AG (DIOP) ................................           440            129
 Mannesmann AG (MACH) ............................         1,020            117
 Merck KGaA (HEAL) ...............................         7,360            331
 Metro AG * (RETS) ...............................         7,950            634
 Muenchener Rueckversicherungs-Gesellschaft AG
  - REG (INSU) ...................................         2,760          1,336
 Preussag AG (DIOP) ..............................           640            289
 RWE AG (OILX) ...................................        12,500            684
 SAP AG (SOFT) ...................................         2,120            916
 Schering AG (HEAL) ..............................         2,530            318
 SGL Carbon AG (CHEM) ............................         1,190             71
 Siemens AG (DIOP) ...............................        18,860          1,217
 Thyssen AG (DIOP) ...............................         1,510            280
 VEBA AG (DIOP) ..................................        18,130          1,085
 Viag AG (DIOP) ..................................         1,020            598
 Volkswagen AG (AUTO) ............................        11,100            886
                                                                    -----------
                                                                         23,829
Hong Kong - 1.5%
 Cheung Kong (Holdings), Ltd. (READ) .............        52,000            374
 CLP Holdings, Ltd. (UTIE) .......................        37,500            187
 Hang Seng Bank, Ltd. (BANK) .....................        35,000            313
 Hong Kong Telecommunications, Ltd. (TELS) .......       209,800            367
 Hutchison Whampoa, Ltd. (COMM) ..................        58,000            410
 New World Development Co., Ltd. (READ) ..........        70,000            176
 Sun Hung Kai Properties, Ltd. (REIT) ............        59,000            430
 Swire Pacific, Ltd. (DIOP) ......................        31,500            141
 Wharf (Holdings), Ltd. (DIOP) ...................       113,000            165
                                                                    -----------
                                                                          2,563
Ireland - 0.7%
 Allied Irish Banks plc (BANK) ...................        26,800            480
 CRH plc (CONS) ..................................        13,300            229
 Greencore Group plc (FOOD) ......................        26,000            120
 Irish Life plc (INSU) ...........................        15,700            148
 Jefferson Smurfit Group plc (CONT) ..............        41,800             75
 Kerry Group plc (FOOD) ..........................         8,400            114
                                                                    -----------
                                                                          1,166
Italy - 9.6%
 Assicurazioni Generali (INSU) ...................        44,000          1,836
 Banca Commerciale Italiana (BANK) ...............        84,800            585
 Banca Intesa SpA (BANK) .........................        74,800            449
 Banca Intesa SpA - RNC (BANK) ...................        37,400            114
 Banca Populare di Milano (BANK) .................        18,100            164
 Benetton Group SpA (APPA) .......................       113,100            228
 Bulgari SpA (RETS) ..............................         8,900             53
 Burgo (Cartiere) SpA (PAPR) .....................        13,700             88
 Credito Italiano SpA (BANK) .....................       131,600            780
 Edison SpA (ENER) ...............................        32,600            384
 ENI SpA (OILS) ..................................       356,800          2,330
 Fiat SpA (AUTO) .................................       170,400            591
 Fiat SpA - RNC (AUTO) ...........................        37,200             74
 Istituto Bancario San Paolo di Torino (BANK) ....        71,618          1,265
 Istituto Nazionale delle Assicurazioni (INSU) ...       177,600            469
 Italgas SpA (UTIG) ..............................        40,300            218
 La Rinascente SpA (CONS) ........................        10,500            108
 Marzotto & Figli SpA (APPA) .....................         7,500             83
 Mediaset SpA (MEDI) .............................        56,200            455
 Mediobanca SpA (FUND) ...........................        17,000            236
 Mondadori (Arnoldo) Editore SpA (MEDP) ..........         9,400            124

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
                Name of Issuer                           Shares        Value
                                                                      (000's)
COMMON STOCK - CONTINUED

Italy - Continued
 Montedison SpA * (CHEM) .........................       239,500     $      318
 Olivetti SpA (COMM) .............................       138,400            481
 Parmalat Finanziaria SpA (FOOD) .................        77,600            148
 Pirelli SpA (DIOP) ..............................        81,100            260
 Riunione Adriatica di Sicorta SpA (INSU) ........        18,650            270
 Riunione Adriatica di Sicorta SpA - RNC
    (INSU) .......................................         9,600             96
 Sirti SpA (TELE) ................................        16,600            100
 Societa Assicuratrice Industriale (INSU) ........         8,600            103
 Telecom Italia Mobile (TIM) SpA (TELS) ..........       305,100          2,251
 Telecom Italia Mobile SpA - RNC (TELS) ..........        68,200            321
 Telecom Italia SpA * (TELS) .....................       161,500          1,377
 Telecom Italia SpA - RNC (TELS) .................        37,300            235
 Unione Immobiliare SpA * (REAL) .................       177,600             93
                                                                    -----------
                                                                         16,687
Japan - 29.7%
 77 Bank, Ltd. (BANK) ............................        18,000            180
 Acom Co., Ltd. (LEND) ...........................         5,900            379
 Advantest (ETRN) ................................         3,700            234
 Ajinomoto Co., Inc. (FOOD) ......................        23,000            244
 Alps Electric Co. (ETRN) ........................         9,000            165
 Amada Co., Ltd (MACH) ...........................        20,000             97
 Aoyama Trading Co. (RETS) .......................         3,500             98
 Asahi Bank Ltd. (BANK) ..........................        53,000            194
 Asahi Breweries Ltd. (FOOD) .....................        13,000            191
 Asahi Chemical Industry Co., Ltd. (CHEM) ........        44,000            210
 Asahi Glass Co., Ltd. (APPL) ....................        48,000            298
 Bank of Tokyo-Mitsubishi (BANK) .................       159,000          1,646
 Bridgestone Corp. (PART) ........................        30,000            681
 Canon, Inc. (COMM) ..............................        29,000            619
 Casio Computer Co. (ETRN) .......................        13,000             96
 Citizen Watch Co., Ltd. (RETS) ..................        15,000             90
 Credit Saison Co., Ltd. (FINL) ..................         8,000            197
 CSK Corp. (SOFT) ................................         4,700            108
 Dai Nippon Printng Co., Ltd. (COMM) .............        28,000            446
 Daiichi Pharmaceutical Co., Ltd. (HEAL) .........        10,000            169
 Daikin Industries, Ltd. (CONS) ..................        15,000            149
 Dainippon Ink & Chemicals, Inc. (CHEM) ..........        40,000            109
 Daiwa House Industry Co., Ltd. (HOUS) ...........        20,000            213
 Daiwa Securities Co., Ltd. (FUND) ...............        37,000            126
 Denso Corp. (ETRN) ..............................        34,000            629
 East Japan Railway Co. (TRAN) ...................           145            809
 Ebara Corp. (MACH) ..............................        18,000            155
 Eisai Co. Ltd. (HEAL) ...........................        11,000            214
 Fanuc, Ltd. (ELEQ) ..............................         9,400            322
 Fuji Bank, Ltd. (BANK) ..........................        69,000            254
 Fuji Photo Film (LEIS) ..........................        18,000            669
 Fujikura (ELEQ) .................................        11,000             59
 Fujitsu, Ltd. (ELEQ) ............................        64,000            852
 Furukawa Electric Co. (TELE) ....................        10,000             34
 Hankyu Corp. (TRAN) .............................        23,000            101
 Hirose Electric Co., Ltd. (ETRN) ................         2,400            168
 Hitachi Zosen Corp. (CONS) ......................        52,000             72
 Hitachi, Ltd. (ETRN) ............................       118,000            731
 Honda Motor Co. (AUTO) ..........................        34,000          1,116
 Hoya Corp. (ETRN) ...............................         5,000            243
 Industrial Bank of Japan (BANK) .................        63,000            290
 Ito-Yokado Co., Ltd. (RETS) .....................        15,000          1,048
 Itochu Corp. (DIOP) .............................        48,000             93
 Japan Airlines Co., Ltd. (TRAN) .................        71,000            187
 Japan Energy Corp. (OILX) .......................        68,000             64
 Joyo Bank, Ltd. (BANK) ..........................        29,000            113
 JUSCO Co., Ltd. * (RETS) ........................        13,000            263
 Kajima Corp. (CONS) .............................        35,000             91
 Kaneka Corp. (CHEM) .............................        19,000            142
 Kansai Electric Power Co., Inc. (UTIE) ..........        20,100            440
 KAO Corp. (HNBA) ................................        16,000            361
 Kawasaki Heavy Industry, Ltd. (DIOP) ............        47,000            110
 Kawasaki Steel Corp. (STEE) .....................       117,000            175
 Keihin Electric Express Railway Co., Ltd.
    (TRAN) .......................................        51,000            160
 Kinden Corp. (ENGI) .............................        13,000            198
 Kinki Nippon Railway (TRAN) .....................        43,000            230
 Kirin Brewery Co. (FOOD) ........................        32,000            408
 Kokuyo Co. (COMM) ...............................         7,000             94
 Komatsu, Ltd. (MACH) ............................        44,000            231
 Komori Corp. (MACH) .............................         6,000            126
 Konica Corp. (LEIS) .............................        17,000             77
 Kubota Corp. (MACH) .............................        68,000            203
 Kuraray Co., Ltd. (APPA) ........................        11,000            121
 Kurita Water Industries, Ltd. (POLL) ............         8,000            117
 Kyocera Corp. (ETRN) ............................         6,700            354
 Makita Corp. (CNSU) .............................         9,000            100
 Marubeni Corp. (DIOP) ...........................        62,000            106
 Marui Co., Ltd. (RETS) ..........................        12,000            231
 Matsushita Electric Industrial Co. (ETRN) .......        70,000          1,238
 Minebea Co., Ltd. (CHEM) ........................        13,000            149
 Mitsubishi Chemical Corp. (CHEM) ................        61,000            128
 Mitsubishi Corp. (DIOP) .........................        55,000            316
 Mitsubishi Electric Corp. (ETRN) ................        88,000            276
 Mitsubishi Estate Co., Ltd. (REAL) ..............        49,000            439
 Mitsubishi Heavy Industries, Ltd. (MACH) ........       127,000            494
 Mitsubishi Logistcs Corp. (TRAN) ................         7,000             82
 Mitsubishi Materials Corp. (PMET) ...............        39,000             66
 Mitsubishi Rayon Co., Ltd. (APPA) ...............        27,000             74
 Mitsubishi Trust & Banking Corp. (BANK) .........        40,000            257
 Mitsui & Co., Ltd. (DIOP) .......................        60,000            335
 Mitsui Fudosan (REAL) ...........................        34,000            257
 Mitsui Marine & Fire Insurance Co., Ltd. (INSU) .        30,000            158
 Mitsui Mining & Smelting Co., Ltd. (META) .......        23,000            113
 Mitsui Osk Lines (TRAN) .........................        65,000            105
 Mitsukoshi, Ltd. (RETS) .........................         9,000             24
 Mori Seiki Co., Ltd. (MACH) .....................         7,000             79
 Murata Manufacturing Co., Ltd. (ETRN) ...........         9,000            373
 Mycal Corp. (RETS) ..............................        16,000             95
 Nagoya Railroad Co. (TRAN) ......................        41,000            149

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
                Name of Issuer                           Shares        Value
                                                                      (000's)
COMMON STOCK - Continued

Japan - Continued
 NAMCO, Ltd. (LEIS) ..............................         4,300    $        86
 Nankai Electric Rail Co., Ltd. (TRAN) ...........        24,000            121
 NEC Corp. (COMP) ................................        57,000            524
 NGK Insulators (PART) ...........................        21,000            271
 NGK Spark Plug Co. (PART) .......................        16,000            163
 Nichido Fire & Marine Insurance Co., Ltd.
    (INSU) .......................................        19,000             93
 Nikon Corp. (LEIS) ..............................        13,000            126
 Nippon Comsys Corp. (ENGI) ......................         6,000             82
 Nippon Express Co., Ltd. (TRAN) .................        46,000            259
 Nippon Fire & Marine Insurance Co., Ltd. ........
    (INSU) .......................................        27,000             99
 Nippon Oil Co., Ltd. (OILX) .....................        63,000            220
 Nippon Paper Industries Co. (PAPR) ..............        42,000            191
 Nippon Steel Co. (STEE) .........................       248,000            450
 Nippon Telegraph & Telephone Corp. (UTIT) .......           446          3,440
 Nippon Yusen  Kabushiki Kaisha (TRAN) ...........        54,000            171
 Nissan Motor Acceptance Corp. (FINL) ............        64,000            196
 Nitto Denko Corp. (ETRN) ........................        10,000            166
 Nkk Corp. (STEE) ................................       136,000             93
 Nomura Securities Co., Ltd. (FUND) ..............        61,000            531
 NSK, Ltd. (META) ................................        19,000             71
 NTN Corp. (METP) ................................        23,000             74
 Obayashi Corp. (CONS) ...........................        22,000            105
 Odakyu Electric Railway (TRAN) ..................        44,000            154
 Oji Paper Co. (PAPR) ............................        43,000            223
 Olympus Optical Co. (LEIS) ......................        14,000            161
 Omron Corp. (ETRN) ..............................        11,000            151
 Onward Kashiyama Co., Ltd. (APPA) ...............        10,000            134
 Orix Corp. (FINL) ...............................         2,800            209
 Osaka Gas Co. (UTIG) ............................        81,000            279
 Pioneer Electronic Corp. (ETRN) .................         3,000             50
 Rohm Co., Ltd. (ETRN) ...........................         4,000            364
 Sakura Bank, Ltd. (BANK) ........................       125,000            286
 Sankyo Co., Ltd. (HEAL) .........................        14,000            306
 Sanyo Electric Co. (ETRN) .......................        75,000            232
 Secom Co. (ETRN) ................................         4,000            331
 Sega Enterprises (CNSU) .........................         5,100            113
 Sekisui Chemical Co. (CHEM) .....................        26,000            175
 Sekisui House, Ltd. (CONS) ......................        31,000            328
 Sharp Corp. (ETRN) ..............................        33,000            297
 SHIMANO, Inc. (LEIS) ............................         6,000            155
 Shimizu Corp. (CONS) ............................        29,000             97
 Shin-Etsu Chemical Co. (CHEM) ...................         9,000            217
 Shionogi & Co., Ltd. (HEAL) .....................        14,000            102
 Shiseido Co., Ltd. (CHEM) .......................        15,000            193
 Shizuoka Bank, Ltd. (BANK) ......................        19,000            234
 SMC Corp. (MACH) ................................         2,900            231
 Sony Corp. (ETRN) ...............................        12,000            874
 Sumitomo Bank (BANK) ............................       103,000          1,057
 Sumitomo Chemical Co. (CHEM) ....................        59,000            230
 Sumitomo Corp. (DIOP) ...........................        47,000            229
 Sumitomo Electric Industries (TELE) .............        30,000            337
 Sumitomo Heavy Industry (MACH) ..................        31,000             65
 Sumitomo Marine & Fire Insurance Co., Ltd.
   (INSU) ........................................        26,000            165
 Sumitomo Metal Industries (STEE) ................       102,000            116
 Sumitomo Metal Mining Co. (PMET) ................        27,000             88
 Taisho Pharmaceutical Co., Ltd. (HEAL) ..........        10,000            275
 Takashimaya Co. (RETS) ..........................        12,000            101
 Takeda Chemical Industries (HEAL) ...............        29,000          1,116
 Teijin, Ltd. (APPA) .............................        41,000            151
 Tobu Railway Co., Ltd. (TRAN) ...................        57,000            166
 Toho Co., Ltd. (MEDI) ...........................         1,300            178
 Tohoku Electric Power (UTIE) ....................        13,000            230
 Toksi Bank Ltd. (BANK) ..........................        53,000            250
 Tokio Marine & Fire Insurance Co. (INSU) ........        53,000            633
 Tokyo Broadcasting (MEDI) .......................         9,000            101
 Tokyo Dome Corp. (LEIS) .........................         7,000             37
 Tokyo Electric Power (UTIE) .....................        43,300          1,069
 Tokyo Electron, Ltd. (ETRN) .....................         7,000            266
 Tokyo Gas Co. (OILX) ............................        86,000            226
 Tokyu Corp. (TRAN) ..............................        26,000             68
 Toppan Printing Co. (CNSU) ......................        29,000            354
 Toray Industries, Inc. (APPA) ...................        50,000            261
 Tostem Corp. (CONS) .............................        11,000            218
 Toto, Ltd. (APPL) ...............................        21,000            168
 Toyo Seikan Kaisha, Ltd. (CONT) .................         8,000            136
 Toyoda Automatic Loom Works, Ltd. (MACH) ........        11,000            195
 Toyota Motor Corp. (AUTO) .......................       134,000          3,639
 Uni-Charm Corp. (PAPR) ..........................         3,000            141
 UNY Co., Ltd. (RETS) ............................         8,000            146
 Wacoal Corp. (APPA) .............................        12,000            154
 Yamaguchi Bank (BANK) ...........................        11,000            104
 Yamaha Corp. (LEIS) .............................         6,000             62
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL) ......        10,000            322
 Yamato Transport Co., Ltd. (TRAN) ...............        17,000            238
 Yokogawa Electric (ETRN) ........................         9,000             45
                                                                      ---------
                                                                         51,472
Malaysia - 0.6%
 Magnum Corp. Berhad (LEIS) ......................       383,000            115
 Malayan Banking Berhad (BANK) ...................       136,200            193
 Malaysia International Shipping Berhad (TRAN) ...        62,000             77
 RHB Capital Berhad (BANK) .......................       262,000            102
 Sime Darby Berhad (FINL) ........................       169,000            136
 Telekom Malaysia Berhad (TELS) ..................       108,000            199
 Tenaga Nasional Berhad (UTIE) ...................       113,000            162
                                                                    -----------
                                                                            984
Netherlands - 2.9%
 ABN Amro Holding NV (BANK) ......................        19,500            410
 Akzo Nobel Nv (CHEM) ............................         3,850            175
 Elsevier NV (MEDP) ..............................        10,500            147
 Heineken NV (FOOD) ..............................         4,375            263
 ING Groep NV (BANK) .............................        10,900            664

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
                Name of Issuer                           Shares        Value
                                                                      (000's)
COMMON STOCK - Continued

Netherlands - Continued
 Koninklijke Ahold NV (RETF) ......................         7,500    $       277
 KPN NV (UTIT) ....................................         7,050            353
 Philips Electronics NV (ETRN) ....................         4,600            309
 Royal Dutch Petroleum Co. (OILS) .................        24,950          1,242
 TNT Post Group NV (TRAN) .........................         7,050            227
 Unilever NV (CNSU) ...............................         7,750            662
 Wolters Kluwer NV (MEDP) .........................         1,100            235
                                                                     -----------
                                                                           4,964
New Zealand - 0.4%
 Brierley Investments, Ltd. (LEIS) ................       295,300             67
 Carter Holt Harvey, Ltd. (PAPR) ..................       218,900            196
 Telecom Corp. of New Zealand (TELS) ..............        98,600            428
                                                                     -----------
                                                                             691
Norway - 0.6%
 Christiania Bank Og Kreditkasse (BANK) ...........        28,440             99
 Den Norske Bank (BANK) ...........................        28,960            100
 Dyno Industrier ASA (COMM) .......................         5,120             76
 Kvaerner plc (CONS) ..............................            40              1
 Leif Hoegh & Co. ASA (TRAN) ......................         7,440             87
 Norsk Hydro ASA (DIOP) ...........................         9,340            316
 Orkla ASA (DIOP) .................................         7,920            118
 Petroleum Geo-Services (OILE) ....................         3,520             45
 Storebrand ASA (INSU) ............................        13,040             99
                                                                     -----------
                                                                             941
Portugal - 0.6%
 Banco Commercial Portugues, SA (BANK) ............         6,600            203
 Bpi SBPI-SGPS, SA (FUND) .........................         4,000            136
 EDP-Electricidade de Portugal, SA (UTIE) .........         9,000            198
 Estabelecimentos Jeronimo Martins & Filho,
 Sociedade Gestora de Participacoes Sociais
 SA (RETF) ........................................         2,700            148
 Portugal Telecom SA - Reg. (UTIT) ................         5,600            257
                                                                     -----------
                                                                             942
Singapore - 0.4%
 City Developments, Ltd. (READ) ...................        62,000            268
 Singapore Telecommunications, Ltd. (TELS) ........       161,000            246
 United Overseas Bank, Ltd. (BANK) ................        33,000            212
                                                                     -----------
                                                                             726
Spain - 4.3%
 Aguas De Barcelona (FOOD) ........................            28              2
 Autopistas Concesionaria Espanola SA (TRAN) ......        12,860            213
 Banco Bilbao Vizcaya, SA (BANK) ..................        61,300            960
 Banco Central Hispanoamericano (BANK) ............        36,900            437
 Banco Santander SA (BANK) ........................        36,210            718
 Corporacion Financiera Alba, SA (TRAN) ...........         1,000            167
 Corporacion Mapfre Sa (INSU) .....................         2,100             57
 Dragados & Construcciones, SA (CONS) .............         2,800            103
 Corporacion Bancaria de Espana SA (BANK) .........        15,300            396
 Endesa SA (UTIE) .................................        28,100            743
 Fomento de Construcciones y Contratas SA (INSU) ..         2,300            171
 Gas Natural SDG SA (UTIG) ........................         4,600            500
 Iberdrola SA (UTIE) ..............................        27,500            514
 Repsol SA (OILX) .................................        10,000            533
 Sociedad General de Aguas de Barcelona SA
   (FOOD) ........................................         2,800            187
 Telefonica S.A. (UTIT) ...........................        30,200          1,341
 Union Electrica Fenosa, SA (UTIE) ................        12,200            211
 Vallehermoso SA (READ) ...........................         8,700            124
 Zardoya Otis SA (MACH) ...........................         4,433            138
                                                                     -----------
                                                                           7,515
Sweden - 1.5%
 ABB AB - Cl. A (ENGI) ............................        11,750            125
 Astra AB - Cl. B (HEAL) ..........................        19,900            405
 Drott AB - B Shares * (REAL) .....................         3,100             29
 Ericsson(Lm) Telephone (TELE) ....................        28,000            665
 ForeningsSparbanken AB (BANK) ....................         5,800            150
 Hennes & Mauritz AB (RETS) .......................         3,450            281
 NetCom Systems, Inc. - Cl. B (TELS) ..............            32              1
 Sandvik AB (MACH) ................................         4,950             86
 Securitas AB - B Shares (COMM) ...................         9,200            143
 Skand Enskilda Banken - Cl. A (BANK) .............        10,200            107
 Skandia Forsakrings AB (INSU) ....................         9,500            145
 Skanska AB (CONS) ................................         3,100             86
 Svenska Cellulosa AB - Cl. B (PAPR) ..............         4,500             98
 Svenska Handelsbankenn (BANK) ....................         3,750            158
 Volvo AB (AUTO) ..................................         5,750            132
                                                                     -----------
                                                                           2,611
Switzerland - 2.0%
 ABB AG * (ENGI) ..................................           100            117
 Credit Suisse Group - Reg. (BANK) ................         1,970            308
 Nestle SA (FOOD) .................................           260            566
 Novartis AG * * (HEAL) ...........................           380            747
 Roche Holding AG (HEAL) ..........................            10            181
 Roche Holding AG (HEAL) ..........................            45            549
 Schweizerische Rueckversicherungs-Gesellschaft (INSU)        110            287
 UBS AG (BANK) ....................................         1,613            495
 Zurich Allied AG (INSU) ..........................           340            252
                                                                     -----------
                                                                           3,502
United Kingdom - 9.9%
 Abbey National First Capital BV (BANK) ...........        16,000            341
 Allied Zurich AG * (INSU) ........................        18,600            280
 Associated British Foods plc (FOOD) ..............        14,600            138
 Barclays Bank (BANK) .............................        18,400            399
 Bass plc (FOOD) ..................................        11,100            161
 BG plc (OILE) ....................................        46,800            301
 BOC Group plc (CHEM) .............................         9,400            135
 Boots Co. plc (RETD) .............................        12,300            210
 British Aerospace plc (AERO) .....................        20,000            170

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                        Market
                Name of Issuer                            Shares        Value
                                                                       (000's)
COMMON STOCK - Continued

United Kingdom - Continued
 British Airways plc (TRAN) .......................        18,800     $      129
 British American Tobacco plc * (FOOD) ............        18,600            164
 British Land Co. plc (REAL) ......................         8,700             64
 British Petroleum Co. plc (OILX) .................        64,200            956
 British Sky Broadcast plc (MEDI) .................        21,700            164
 British Telecommunications plc (TELS) ............        72,600          1,099
 BTR plc (DIOP) ...................................        43,875             90
 Burmah Castrol plc (OILX) ........................         8,700            124
 Cable & Wireless plc (TELS) ......................        30,600            374
 Cadbury Schweppes plc (FOOD) .....................        13,300            228
 Carlton Communications plc (MEDI) ................        16,300            150
 Centrica plc * (UTIG) ............................        73,000            150
 CGU plc (INSU) ...................................         9,300            147
 Coca Cola Beverage (FOOD) ........................        23,200             43
 Diageo plc (FOOD) ................................        44,200            490
 EMI Group plc (LEIS) .............................        14,800             99
 General Electric Co. plc (DIOP) ..................        33,200            301
 GKN plc (PART) ...................................        10,200            136
 Glaxo Wellcome plc (HEAL) ........................        40,610          1,398
 Granada Group plc (DIOP) .........................        11,700            205
 Great Universital Stores plc (RETS) ..............        13,600            143
 Guardian Royal Exchange plc (INSU) ...............        20,295            114
 HSBC Holdings plc (BANK) .........................        11,600            320
 HSBC Holdings plc (BANK) .........................        21,600            538
 Imperial Chemical Industries plc (CHEM) ..........         9,900             86
 J. Sainsbury plc (RETF) ..........................        24,100            195
 Kingfisher plc (RETS) ............................        18,600            201
 Ladbroke Group plc (LEIS) ........................        20,700             83
 Land Securities plc (REAL) .......................         8,400            107
 LASMO plc (OILX) .................................        22,200             37
 Legal & General Group plc (INSU) .................        15,700            205
 Lloyds TSB Group plc (BANK) ......................        63,300            901
 LucasVarity plc (PART) ...........................        25,100             84
 Marks & Spencer plc (RETS) .......................        32,300            222
 National Grid Group plc (UTIE) ...................        22,500            179
 National Power plc (UTIE) ........................        16,500            142
 Pearson plc (MEDP) ...............................         8,100            161
 Peninsular & Oriental Steam Navigation Co.
   (TRAN) ........................................         10,300            122
 Prudential Corp. (INSU) ..........................        24,400            372
 Railtrack Group plc (TRAN) .......................         7,400            193
 Rank Group plc (DIOP) ............................        16,000             61
 Reed International plc (MEDP) ....................        15,400            122
 Reuters Group plc (BUSI) .........................        18,600            196
 Rio Tinto plc - Reg. (DIOP) ......................        12,600            147
 Royal & Sun Alliance Insurance Group plc
   (INSU) ........................................         19,300            157
 Royal Bank of Scotland Group (BANK) ..............        11,500
                                                                             188
 Safeway plc (RETF) ...............................        19,400             97
 Schroders (BANK) .................................         4,050             74
 Scottish & Newcastle plc (FOOD) ..................        12,400            144
 Scottish Power plc (UTIE) ........................        19,000            196
 SmithKline Beecham plc (HEAL) ....................        62,500            866
 Tesco plc (RETF) .................................        79,500            231
 Unilever (CNSU) ..................................        37,300            420
 United Utilities plc (AGRI) ......................        10,400            144
 Vodafone Group plc (TELS) ........................        38,500            626
 Zeneca Group plc (HEAL) ..........................        10,500            457
                                                                      ----------
                                                                          17,177
                                                                      ----------
                               TOTAL COMMON STOCK-          97.5%        168,715

PREFERRED STOCK

Australia - 0.2%
 News Corp., Ltd. (MEDI) ..........................        45,400            276
 Germany - 0.7%
 Dyckerhoff AG (CONS) .............................           260             72
 Friedrich Grohe AG (CONS) ........................           400            106
 RWE AG (OILX) ....................................         5,470            200
 SAP AG - Vorzug (SOFT) ...........................         1,490            711
 Volkswagen AG (AUTO) .............................         3,800            189
                                                                     -----------
                                                                           1,278
Italy - 0.0%
  Fiat SpA (AUTO) ................................         43,100             83
                                                                     -----------
                            TOTAL PREFERRED STOCK-           0.9%          1,637

WARRANTS - 0.0%
France - 0.0%
 AXA-CTF de Valeur Garant (INSU)
  expires 07/031/01 (Cost $17) .....................          172              1

RIGHTS - 0.0%
Spain - 0.0%

Telefonica S.A. - Bonus Rights (UTIT)
  expires 01/30/99 (Cost $0) .......................       30,200             27
                                                             Par
                                                            Value

                                                          (000's)
SHORT-TERM INVESTMENTS
Investment in joint trading account (Note B)
  6.101% due 01/04/99 ..............................   $    2,104          2,105
U.S. Treasury Bills
  4.355% due 03/18/99 # ............................          300            297
                                                                      ----------
                       TOTAL SHORT-TERM INVESTMENTS-         1.4%          2,402
                                                       ----------     ----------
                                  TOTAL INVESTMENTS-        99.8%        172,782
                Cash and Receivables, less payables-         0.2%            355
                                                       ----------     ----------
                                         NET ASSETS-       100.0%     $  173,137
                                                       ==========     ==========

*    Non-income producing security.
# Securities, or a portion thereof, with an aggregate market value of $297 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                               Market        % of
                                                  Industry     Value        Long-Term
      Industry                                  Abbreviation   (000's)     Investments
Banks ........................................      BANK      $24,855        14.6%
Insurance ....................................      INSU       13,367         7.8%
Telecommunication Services ...................      TELS       12,865         7.6%
Diversified Operations .......................      DIOP       10,051         5.9%
Health Care Products .........................      HEAL        8,994         5.3%
Automobile ...................................      AUTO        8,793         5.2%
Electronic Products and Services .............      ETRN        7,872         4.6%
Electric Power ...............................      UTIE        5,708         3.4%
Food, Beverage and Tobacco ...................      FOOD        5,515         3.2%
Telephone ....................................      UTIT        5,391         3.2%
Oil and Natural Gas Exploration
  and Production .............................      OILX        5,335         3.1%
Transportation Services ......................      TRAN        5,123         3.0%
Chemicals ....................................      CHEM        4,812         2.8%
Retail - Department Stores ...................      RETS        4,683         2.7%
Construction .................................      CONS        3,620         2.1%
Oil ..........................................      OILS        3,572         2.1%
Telecommunication Equipment ..................      TELE        3,169         1.9%
Commercial Services ..........................      COMM        2,761         1.6%
Retail - Food ................................      RETF        2,624         1.5%
Machinery ....................................      MACH        2,594         1.5%
Leisure and Recreation .......................      LEIS        2,093         1.2%
Media - TV / Radio ...........................      MEDI        1,944         1.1%
Cosmetics and Personal Care Products .........      HNBA        1,922         1.1%
Auto and Truck Parts .........................      PART        1,884         1.1%
Computer Software and Services ...............      SOFT        1,735         1.0%
Consumer - Miscellaneous .....................      CNSU        1,649         1.0%
Shoe and Apparel Manufacturing ...............      APPA        1,414         0.8%
Electrical Equipment .........................      ELEQ        1,407         0.8%
Paper and Forest Products ....................      PAPR        1,322         0.8%
Financial Services ...........................      FINL        1,288         0.8%
Brokerage and Investment Management ..........      FUND        1,251         0.7%
Natural Gas Distribution .....................      UTIG        1,147         0.7%
Real Estate Operations .......................      REAL        1,091         0.7%
Steel ........................................      STEE          999         0.6%
Real Estate Development ......................      READ          943         0.6%
Engineering and Construction .................      ENGI          872         0.5%
Media - Publishing ...........................      MEDP          790         0.5%
Computer Equipment ...........................      COMP          524         0.3%
Household Appliances / Furnishings ...........      APPL          466         0.3%
Precious Metals/Gems/Stones ..................      PMET          446         0.3%
Real Estate Investment Trust .................      REIT          430         0.3%
Metals and Mining ............................      META          406         0.2%
Energy - Alternative Source ..................      ENER          384         0.2%
Personal and Commercial Lending ..............      LEND          379         0.2%
Oil - Equipment and Services .................      OILE          346         0.2%
Containers ...................................      CONT          324         0.2%
Housing ......................................      HOUS          213         0.1%
Retail - Drug Stores .........................      RETD          210         0.1%
Business Services ............................      BUSI          196         0.1%
Aerospace and Defense ........................      AERO          170         0.1%
Agricultural Operations ......................      AGRI          144         0.1%
Metal Product and Fabrication ................      METP          143         0.1%
Pollution Control ............................      POLL          117         0.1%
Telephone ....................................      UTIT           27         0.0%
                                                             --------       -----
                                                             $170,380       100.0%
                                                             ========       =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

                                                                         Market
                 Name of Issuer                               Shares     Value
                                                                         (000's)
COMMON STOCK

Argentina - 0.7%
 YPF Sociedad Anonima - ADR (OILX) ...............              3,700   $   103

Australia - 3.3%
 Cable & Wireless Optus, Ltd. * (TELS) ...........            105,135       221
 Foster's Brewing Group, Ltd. (FOOD) .............             32,000        87
 Normandy Mining, Ltd. * (PMET) ..................             55,900        52
 WMC, Ltd. (DIOP) ................................             14,400        43
 Woodside Petroleum, Ltd. (OILX) .................             23,300       104
                                                                        -------
                                                                            507
Austria - 0.4%
 Flughafen Wien AG (TRAN) ........................              1,300        64

Brazil - 1.1%
 Aracruz Celulose SA - ADR (PAPR) ................              5,200        42
 Companhia Cervejaria Brahma - ADR (FOOD) ........              6,400        60
 Companhia Vale do Rio Doce - ADR (META) .........              5,400        69
                                                                        -------
                                                                            171
Canada - 3.3%
 Barrick Gold Corp. (PMET) .......................              6,500       127
 BCE, Inc. (TELS) ................................              2,100        80
 Canadian Hunter Exploration, Ltd. * (OILX) ......                600         4
 Canadian National Railway Co. (TRAN) ............              2,300       119
 Canadian Pacific, Ltd. (TRAN) ...................              4,300        81
 Molson Cos., Ltd. (FOOD) ........................              4,200        60
 Nexfor Inc. * (DIOP) ............................              1,046         4
 Noranda, Inc. (META) ............................              2,400        24
                                                                        -------
                                                                            499
France - 4.2%
 AGF (Assurances Generales de France) (INSU) .....              3,643       217
 AXA SA (INSU) ...................................              1,374       199
 Canal Plus (MEDI) ...............................                839       229
                                                                        -------
                                                                            645
Germany - 13.8%
 Allianz AG - Reg. (INSU) ........................                711       261
 BASF AG (CHEM) ..................................              4,201       160
 Bayer AG (CHEM) .................................              5,363       224
 Bayerische Vereinsbank AG (BANK) ................              2,374       186
 Deutsche Telekom AG * (TELS) ....................              2,872        95
 Deutsche Telekom AG - ADR (TELS) ................              2,700        88
 Heidelberger Druckmaschinen AG (MACH) ...........                540        40
 Hoechst AG (INSU) ...............................              5,050       209
 Muenchener Rueckversicherungs-Gesellschaft AG
  (INSU) .........................................                177        58
 Muenchener Rueckversicherungs-Gesellschaft AG
  - REG (INSU) ...................................                575       278
 Schering AG (HEAL) ..............................              1,263       159
 VEBA AG (DIOP) ..................................              3,739       224
 Viag AG (DIOP) ..................................                229       134
                                                                        -------
                                                                          2,116
Ghana - 0.2%
 Ashanti Goldfields Co., Ltd. (PMET) .............              2,700        25

Hong Kong - 1.9%
 Cheung Kong (Holdings), Ltd. (READ) .............              6,000        43
 Citic Pacific, Ltd. (DIOP) ......................             43,000        93
 Hutchison Whampoa, Ltd. (COMM) ..................             16,000       113
 New World Development Co., Ltd. (READ) ..........             15,000        38
                                                                        -------
                                                                            287
Italy - 1.0%
 Istituto Nazionale delle Assicurazioni (INSU) ...             48,600       128
 Unione Immobiliare SpA * (REAL) .................             48,600        26
                                                                        -------
                                                                            154
Japan - 4.8%
 Daiwa Securities Co., Ltd. (FUND) ...............             10,000        34
 Matsushita Electric Industrial Co. (ETRN) .......              7,000       124
 Minebea Co., Ltd. (CHEM) ........................              9,000       103
 Nichido Fire & Marine Insurance Co., Ltd. (INSU).              2,000        10
 Nichiei Co., Ltd. (LEND) ........................              1,000        79
 Ono Pharmaceutical Co., Ltd. (HEAL) .............              1,000        31
 Sharp Corp. (ETRN) ..............................             14,000       126
 Shohkoh Fund & Co., Ltd. (FINL) .................                300        97
 Sumitomo Metal Mining Co. (PMET) ................             12,000        39
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL) ......              3,000        97
                                                                        -------
                                                                            740
Netherlands - 0.9%
 Aegon NV (INSU) .................................              1,180       145

Portugal - 0.3%
 EDP-Electricidade de Portugal, SA (UTIE) ........              1,750        39

South Africa - 0.6%
 Anglo American Platinum Corp., Ltd. (PMET) ......              5,100        70
 Sasol, Ltd. (OILX) ..............................              4,838        18
                                                                        -------
                                                                             88
Sweden - 0.4%
 Aga AB (CHEM) ...................................              4,500        59

Switzerland - 7.1%
 Ciba Specialty Chemicals AG * (CHEM) ............              1,449       121
 Clariant AG (CHEM) ..............................                141        66
 Nestle SA (FOOD) ................................                 98       213
 Novartis AG * * (HEAL) ..........................                160       315
 Schweizerische Rueckversicherungs-Gesellschaft
  (INSU) .........................................                 65       170
 Swisscom AG - Reg. * (UTIT) .....................                478       200
                                                                        -------
                                                                          1,085
United Kingdom - 13.4%
 BOC Group plc (CHEM) ............................              9,210       132
 Carlton Communications plc (MEDI) ...............             15,616       144
 Enterprise Oil plc (OILX) .......................             10,390        51
 General Electric Co. plc (DIOP) .................             27,608       250

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

                                                                         Market
                 Name of Issuer                               Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 LASMO plc (OILX) ................................             32,606   $    54
 National Grid Group plc (UTIE) ..................             22,756       181
 Railtrack Group plc (TRAN) ......................              6,372       166
 Reuters Group plc (BUSI) ........................             19,902       210
 Rio Tinto plc - Reg. (DIOP) .....................             12,381       144
 Shell Transport & Trading Co. plc (OILX) ........             28,603       176
 SmithKline Beecham plc (HEAL) ...................             13,328       185
 Unilever (CNSU) .................................             25,213       283
 United Assurance Group plc (OILE) ...............              7,922        72
                                                                        -------
                                                                          2,048
United States - 34.0%
 American Greetings Corp. - Cl. A (CNSU) .........              2,200        90
 Atlantic Richfield Co. (OILX) ...................              1,900       124
 Biogen, Inc. * (HEAS) ...........................              1,000        83
 Cinergy Corp. (UTIE) ............................              6,200       213
 Conoco, Inc. - Cl. A * (OILX) ...................              3,900        81
 Duke Energy Co. (UTIE) ..........................              2,600       167
 Electronic Data Systems Corp. (SOFT) ............              5,500       276
 Enron Corp. (UTIG) ..............................              3,500       200
 Equity Residential Properties Trust (REIT) ......              3,600       146
 EXEL, Ltd. - Cl. A (INSU) .......................              3,100       232
 Homestake Mining Co. (PMET) .....................             13,900       128
 Immunex Corp. * (HEAL) ..........................              1,100       138
 International Business Machines Corp. (COMP) ....              2,200       406
 Liberty Media Group * (MEDI) ....................              1,508        69
 Lockheed Martin Corp. (AERO) ....................              1,700       144
 MBIA, Inc. (INSU) ...............................              3,100       203
 Motorola, Inc. (ETRN) ...........................              2,500       153
 Newmont Mining Corp. (PMET) .....................              5,600       101
 Northrop Grumman Corp. (AERO) ...................              2,100       154
 Parametric Technology Co. * (SOFT) ..............              4,600        75
 Peco Energy Co. (UTIE) ..........................              6,000       250
 PennzEnergy Co. (OILX) ..........................              2,000        33
 Pennzoil-Quaker State Co. * (OILX) ..............              2,000        30
 Phillips Petroleum Co. (OILX) ...................              1,400        60
 Praxair, Inc. (CHEM) ............................              2,800        99
 Prologis Trust (REIT) ...........................              1,900        39
 SABRE Group Holdings, Inc. * (LEIS) .............              3,000       134
 Sterling Commerce, Inc. * (ETRN) ................              2,900       131
 Stillwater Mining Co. * (PMET) ..................              4,100       168
 Sun Microsystems, Inc. * (SOFT) .................              1,300       111
 Tele-Communications, Inc. - Cl. A * (MEDI) ......              3,700       205
 U.S. Airways Group, Inc. * (TRAN) ...............              2,400       125
 UNUM Corp. (INSU) ...............................              4,400       257
 USEC, Inc. (CONS) ...............................             16,900       234
 Williams Cos., Inc. (UTIG) ......................              4,300       134
                                                                        -------
                                                                          5,193
                                                                        -------
                               TOTAL COMMON STOCK-              91.4%    13,968

PREFERRED STOCK

Germany - 2.5%
 RWE AG (OILX) ...................................              6,000       219
 SAP AG - Vorzug (SOFT) ..........................                340       162
                                                                        -------
                                                                            381
                                                                        -------
                            TOTAL PREFERRED STOCK-                2.5       381

WARRANTS - 0.0%

Germany - 0.0%
 Muenchener Ruckversich-CW02
  expires 06/02/02 (Cost $0) .....................                 25         1

                                                                Par
                                                               Value
                                                              (000's)
SHORT-TERM INVESTMENTS - 6.0%

 Investment in repurchase agreement with State
  Street Bank & Trust Co. dated 12/31/98, 4.85%
  due  1/4/99 (Secured by $895 U.S. Treasury
  Notes, 6.25% due 8/31/00, Market Value $918)....           $    914       914
                                                             --------   -------
                                TOTAL INVESTMENTS-              99.9%    15,264
              Cash and Receivables, less payables-               0.1%        17
                                                             --------   -------
                                       NET ASSETS-             100.0%   $15,281
                                                             ========   =======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                        Market          % of
                                          Industry       Value        Long-Term
           Industry                     Abbreviation    (000's)      Investments
Insurance ...........................       INSU       $ 2,369         16.5%
Oil and Natural Gas
  Exploration and Production ........       OILX         1,057          7.4%
Chemicals ...........................       CHEM           964          6.7%
Health Care Products ................       HEAL           924          6.4%
Diversified Operations ..............       DIOP           892          6.2%
Electric Power ......................       UTIE           849          5.9%
Precious Metals/Gems/Stones .........       PMET           710          4.9%
Media - TV / Radio ..................       MEDI           647          4.5%
Computer Software and
  Services ..........................       SOFT           625          4.4%
Transportation Services .............       TRAN           555          3.9%
Electronic Products and
  Services ..........................       ETRN           533          3.7%
Telecommunication Services ..........       TELS           483          3.4%
Food, Beverage and Tobacco ..........       FOOD           421          2.9%
Computer Equipment ..................       COMP           406          2.8%
Consumer - Miscellaneous ............       CNSU           374          2.6%
Natural Gas Distribution ............       UTIG           334          2.3%
Aerospace and Defense ...............       AERO           298          2.1%
Construction ........................       CONS           234          1.6%
Business Services ...................       BUSI           210          1.5%
Telephone ...........................       UTIT           200          1.4%
Banks ...............................       BANK           186          1.3%
Real Estate Investment Trust ........       REIT           185          1.3%
Leisure and Recreation ..............       LEIS           134          0.9%
Commercial Services .................       COMM           113          0.8%
Financial Services ..................       FINL            97          0.7%
Metals and Mining ...................       META            93          0.6%
Health Care Services ................       HEAS            83          0.6%
Real Estate Development .............       READ            81          0.6%
Personal and Commercial
  Lending ...........................       LEND            80          0.6%
Oil - Equipment and Services ........       OILE            72          0.5%
Paper and Forest Products ...........       PAPR            42          0.3%
Machinery ...........................       MACH            40          0.3%
Brokerage and Investment
Management ..........................       FUND            34          0.2%
Real Estate Operations ..............       REAL            25          0.2%
                                                       -------        -----
                                                       $14,350        100.0%
                                                       =======        =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                        Market
                Name of Issuer                            Shares        Value
                                                                       (000's)
COMMON STOCK

Auto and Truck Parts - 1.3%
 CSK Auto Corp. ..................................        17,500     $      467
 O'Reilly Automotive, Inc. * .....................        10,500            496
                                                                     ----------
                                                                            963
Automobile - 0.9%
 United Rentals, Inc. * ..........................        19,900            659
Banks - 1.1%
 Greater Bay Bancorp .............................        10,800            364
 TeleBanc Financial Corp. ........................        14,400            490
                                                                     ----------
                                                                            854
Brokerage and Investment Management - 0.9%
 Charles River Associates, Inc. ..................        16,800            368
 E*TRADE Group, Inc. * ...........................         6,100            285
                                                                     ----------
                                                                            653
Business Services - 5.1%
 First Consulting Group, Inc. ....................        21,100            433
 Forrester Research, Inc. * ......................        14,600            639
 Interim Services, Inc. ..........................        21,200            495
 Metzler Group, Inc. * ...........................        13,350            650
 On Assignment, Inc. * ...........................        15,200            524
 ProBusiness Services, Inc. * ....................        12,000            546
 Professional Detailing, Inc. ....................        17,600            497
                                                                     ----------
                                                                          3,784
Commercial Services - 8.8%
 Abacus Direct Corp. * ...........................         7,300            332
 Boron, LePore & Assocs., Inc. ...................        13,600            469
 Carey International, Inc. * .....................        24,300            425
 Consolidated Graphics, Inc. * ...................         5,400            365
 Dendrite International, Inc. * ..................        15,700            392
 Education Management Corp. * ....................        21,200            501
 G & K Services, Inc. ............................         9,100            485
 Lason, Inc. * ...................................         6,600            384
 Mail-Well Holdings, Inc. * ......................        17,600            201
 MAXIMUS, Inc. * .................................        13,300            492
 META Group, Inc. * ..............................        21,750            647
 Profit Recovery Group International, Inc. * .....        14,800            554
 Steiner Leisure, Ltd. * .........................        21,800            698
 United Road Services, Inc. * ....................        26,100            480
 Veritas DGC, Inc. * .............................         9,600            125
                                                                     ----------
                                                                          6,550
Computer Equipment - 2.9%
 Apex PC Solutions, Inc. * .......................        14,000            404
 National Computer Systems, Inc. * ...............        16,500            611
 Network Appliance, Inc. * .......................        19,000            855
 PRI Automation, Inc. * ..........................        12,700            330
                                                                     ----------
                                                                          2,200
Computer Software and Services - 17.9%
 AboveNet Communications, Inc. * .................        13,300            279
 Advent Software, Inc. * .........................        13,400            631
 AnswerThink Consulting Group, Inc. * ............        20,600            554
 Aris Corp. * ....................................        13,000            155
 Aspect Development, Inc. * ......................        15,400            682
 Barra, Inc. * ...................................        12,500            295
 BindView Development Corp. ......................        20,400            561
 Cognizant Technology Solutions Corp. ............        24,700            750
 Concentric Network Corp. * ......................        12,900            429
 Concur Technologies, Inc. * .....................         2,300             70
 Exchange Applications, Inc. .....................        23,400            459
 Exodus Communications, Inc. * ...................         5,800            373
 Fundtech, Ltd. * ................................        26,700            551
 HNC Software, Inc. ..............................        10,900            441
 Hyperion Solutions Corp. ........................         5,960            107
 IMRglobal Corp. * ...............................        16,925            498
 InfoSpace.com, Inc. * ...........................         1,200             46
 International Network Services * ................         8,700            579
 Manhattan Associates, Inc. * ....................        15,800            431
 MicroStrategy, Inc. * ...........................         2,700             85
 National Instruments Corp. * ....................        11,000            375
 Network Event Theater, Inc. * ...................        63,600            823
 PSINet, Inc. ....................................         9,900            207
 RealNetworks, Inc. * ............................         8,300            298
 SCM Microsystems, Inc. * ........................         8,900            632
 SOFTWORKS, Inc. .................................        62,600            442
 Symantec Corp. * ................................        14,600            318
 Verio, Inc. .....................................        16,600            371
 VeriSign, Inc. ..................................         4,500            266
 Visio Corp. * ...................................         9,700            355
 Whittman-Hart, Inc. * ...........................        25,100            693
 Wind River Systems * ............................        13,300            625
 Xoom, Inc. * ....................................         1,200             40
                                                                     ----------
                                                                         13,421
Construction - 0.6%
 Crossmann Communities, Inc. * ...................        15,100            417

Consumer - Miscellaneous - 1.8%
 Carriage Services, Inc. - Cl. A * ...............        18,500            526
 Catalina Marketing Corp. * ......................         7,200            492
 Strayer Education, Inc. .........................         8,250            291
                                                                     ----------
                                                                          1,309
Containers - 0.3%
 Ivex Packaging Corp. * ..........................         9,600            223

Diversified Operations - 1.1%
 Waste Connections, Inc. * .......................        23,600            433
 Westinghouse Air Brake Co. ......................        16,400            401
                                                                     ----------
                                                                            834
Electrical Equipment - 1.6%
 Micrel, Inc. * ..................................        10,600            583
 Rambus, Inc. * ..................................         6,100            587
                                                                     ----------
                                                                          1,170
Electronic Products and Services - 8.2%
 Atmi, Inc. * ....................................        23,000            581
 Credence Systems Corp. * ........................        19,500            361
 DuPont Photomasks, Inc. * .......................         9,100            386

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                        Market
                Name of Issuer                            Shares        Value
                                                                       (000's)

COMMON STOCK - Continued

Electronic Products and Services - Continued
 Entrust Technologies, Inc. ......................         4,900     $      117
 Flextronics International Ltd. ..................         8,600            736
 Gentex Corp. * ..................................        22,400            448
 Imax Corp. * ....................................        17,900            566
 INSpire Insurance Solutions, Inc. * .............        22,500            413
 Level One Communications, Inc. * ................        18,000            639
 MedQuist, Inc. ..................................        15,400            608
 Novellus Systems, Inc. * ........................        10,300            510
 PMC-Sierra, Inc. * ..............................         7,700            486
 Semtech Corp. * .................................         8,600            309
                                                                     ----------
                                                                          6,160
Financial Services - 1.4%
 Financial Federal Corp. .........................        12,700            315
 Medallion Financial Corp. .......................        24,600            352
 Rollins Truck Leasing Corp. .....................        25,300            373
                                                                     ----------
                                                                          1,040
Food, Beverage and Tobacco - 1.4%
 American Italian Pasta Co. * ....................        25,300            667
 Beringer Wine Estates Holdings * ................         8,900            398
                                                                     ----------
                                                                          1,065
Health Care Products - 6.5%
 Alkermes, Inc. * ................................        19,200            426
 Alternative Living Services, Inc. * .............        12,200            418
 Gilead Sciences, Inc. * .........................        11,200            460
 Hanger Orthopedic Group, Inc. ...................        23,100            520
 Human Genome Sciences, Inc. * ...................         8,000            284
 Inhale Therapeutic Systems, Inc. * ..............        14,200            469
 MiniMed, Inc. * .................................         4,600            482
 Neurogen Corp. * ................................        18,300            320
 Perclose, Inc. * ................................        17,000            563
 Pharmacyclics, Inc. * ...........................        15,700            400
 Renal Care Group, Inc. * ........................        16,800            484
                                                                     ----------
                                                                          4,826
Health Care Services - 4.0%
 American Healthcorp, Inc. * .....................        26,400            259
 CareMatrix Corp. * ..............................        12,900            395
 Idec Pharmaceuticals Corp. ......................        10,400            489
 IDX Systems Corp. ...............................         9,900            435
 IMPATH, Inc. * ..................................        10,800            286
 Ocular Sciences, Inc. * .........................        16,100            431
 Province Healthcare Co. * .......................         4,200            151
 Res-Care, Inc. ..................................        21,700            536
                                                                     ----------
                                                                          2,982
Household Appliances / Furnishings - 1.8%
 CompX International, Inc. * .....................        13,500            356
 Ethan Allen Interiors, Inc. .....................         8,900            365
 Furniture Brands International, Inc. * ..........        13,800            376
 Select Comfort Corp. * ..........................         8,900            235
                                                                     ----------
                                                                          1,332
Housing - 0.5%
 D.R. Horton, Inc. ...............................        14,400            331

Insurance - 1.1%
 Capital Re Corp. ................................        16,400            329
 Executive Risk, Inc. ............................         9,400            517
                                                                     ----------
                                                                            846
Leisure and Recreation - 2.8%
 Cinar Films, Inc. * .............................        24,700            627
 Family Golf Centers, Inc. * .....................        19,300            381
 Premier Parks, Inc. * ...........................        19,200            581
 Travel Services International, Inc. * ...........        16,900            515
                                                                     ----------
                                                                          2,104
Machinery - 0.6%
 Applied Power, Inc. .............................        12,600            476

Media - Publishing - 1.5%
 John Wiley & Sons, Inc. - Cl. A .................        14,600            705
 Petersen Cos, Inc. - Cl. A * ....................        13,100            444
                                                                     ----------
                                                                          1,149
Media - TV / Radio - 3.4%
 Adelphia Communications Corp. - Cl. A ...........        14,700            673
 Getty Images, Inc. ..............................        35,900            617
 Heftel Broadcasting Corp. * .....................         6,700            330
 Metro Networks, Inc. * ..........................         7,800            332
 Pegasus Communications Corp. * ..................        15,200            381
 Saga Communications, Inc. - Cl. A * .............         9,900            203
                                                                     ----------
                                                                          2,536
Oil - Equipment and Services - 1.3%
 Core Laboratories NV * ..........................        19,700            377
 Dril Quip, Inc. * ...............................        14,900            264
 National-Oilwell, Inc. * ........................        14,100            158
 Newpark Resources, Inc. * .......................        25,700            175
 Tuboscope, Inc. * ...............................         1,700             14
                                                                     ----------
                                                                            988
Oil and Natural Gas Exploration and Production - 0.8%
 Newfield Exploration Co. * ......................        15,900            332
 Pride International, Inc. * .....................        10,400             73
 Stone Energy Corp. * ............................         7,600            219
                                                                     ----------
                                                                            624
Pollution Control - 0.8%
 Eastern Environmental Services, Inc. * ..........        21,200            629

Retail - Department Stores - 4.5%
 99 Cents Only Stores * ..........................        12,125            596
 Abercrombie & Fitch Co. * .......................         6,000            425
 Beyond.com, Corp. * .............................         4,100             85
 Buckle, Inc. ....................................        12,800            307
 Eagle Hardware & Garden, Inc. * .................        12,800            416
 Hibbett Sporting Goods, Inc. * ..................        15,600            378
 Hot Topic, Inc. * ...............................        17,100            220
 Linens 'N Things, Inc. * ........................        12,100            480

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                        Market
                Name of Issuer                            Shares        Value
                                                                       (000's)
COMMON STOCK - Continued

Retail - Department Stores - Continued
 Noodle Kidoodle, Inc. * .........................        33,500     $      318
 Stage Stores, Inc. * ............................        13,800            129
                                                                     ----------
                                                                          3,354
Retail - Drug Stores - 0.5%
 Duane Reade, Inc. * .............................        10,200            393
Retail - Food - 2.3%
 Garden Fresh Restaurant Corp. ...................        24,500            352
 P.F. Chang's China Bistro, Inc. * ...............        19,300            439
 Whole Foods Market, Inc. * ......................         9,300            450
 Wild Oats Markets, Inc. * .......................        15,500            488
                                                                     ----------
                                                                          1,729
Shoe and Apparel Manufacturing - 0.9%
 Columbia Sportswear Co. * .......................         2,400             41
 Cutter & Buck, Inc. * ...........................        17,000            633
                                                                     ----------
                                                                            674
Telecommunication Equipment - 2.2%
 Crown Castle International Corp. ................        30,700            722
 L-3 Communications Holdings, Corp. * ............         1,700             79
 Microwave Power Devices, Inc. * .................        38,800            403
 OmniAmerica, Inc. * .............................         2,000             64
 RF Micro Devices, Inc. * ........................         7,900            366
                                                                     ----------
                                                                          1,634
Telecommunication Services - 1.1%
 Allegiance Telecom, Inc. * ......................        13,100            159
 Transaction Network Services, Inc. * ............        21,100            423
 Winstar Communications, Inc. * ..................         6,800            265
                                                                     ----------
                                                                            847
Telephone - 2.5%
 e.spire Communications, Inc. ....................        39,300            251
 Global TeleSystems Group, Inc. * ................         7,400            413
 Metromedia Fiber Network, Inc. - Cl. A * ........        21,000            703
 NEXTLINK Communications, Inc. * .................        17,900            508
                                                                     ----------
                                                                          1,875
Transportation Services - 2.0%
 Eagle USA Airfreight, Inc. * ....................        20,100            493
 Expeditors International of Washington, Inc. ....        12,500            525
 Motivepower Industries, Inc. * ..................        15,100            486
                                                                     ----------
                                                                          1,504
                                                                     ----------
                               TOTAL COMMON STOCK-         96.4%         72,135

SHORT-TERM INVESTMENTS - 3.6%
 Investment in joint repurchase agreement with
  Swiss Bank Corp. dated 12/31/98, 4.85% due
  1/4/99 (Secured by  $106,507 U.S. Treasury
  Bonds, 7.5% due 11/15/16, Market Value
  $133,134; $29,058 U.S. Treasury Bonds, 11.75%
due 2/15/10, Market Value $40,718) ...............    $    2,704     $    2,704
                                                      ----------     ----------
                           TOTAL INVESTMENTS-             100.0%         74,839
         Cash and Receivables, less payables-               0.0%             10
                                                      ----------     ----------
                                  NET ASSETS-             100.0%     $   74,849
                                                      ==========     ==========


* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                          Market
               Name of Issuer                             Shares          Value
                                                                         (000's)
COMMON STOCK

Australia - 2.9%
 Amcor, Ltd. (CONT) ..............................         3,900     $       17
 Brambles Industries, Ltd. (DIOP) ................         2,500             61
 Broken Hill Proprietary Co., Ltd. (DIOP) ........        10,700             79
 CSR, Ltd. (CONS) ................................        13,800             34
 David Jones, Ltd. (RETS) ........................        19,500             21
 Lend Lease Corp. (FINL) .........................         3,400             46
 National Australia Bank, Ltd. (BANK) ............         8,000            121
 News Corp., Ltd. (MEDI) .........................        12,000             79
 Orica, Ltd. (DIOP) ..............................         3,200             17
 Pacific Dunlop, Ltd. (DIOP) .....................        12,000             19
 Qantas Airways, Ltd. (TRAN) .....................        14,882             30
 QBE Insurance Group, Ltd. (INSU) ................         8,180             34
 Rio Tinto, Ltd. (PMET) ..........................         2,400             28
 Santos, Ltd. (OILX) .............................         9,800             26
 Telstra Corp., Ltd. (TELS) ......................        26,500            124
 Westpac Banking Corp., Ltd. (BANK) ..............        14,700             98
 WMC, Ltd. (DIOP) ................................        11,000             33
 Woolworth's, Ltd. (RETS) ........................         4,000             14
                                                                     ----------
                                                                            881
Belgium - 1.6%
 Electrabel SA (UTIE) ............................           420            183
 Fortis AG (INSU) ................................           642            231
 Fortis AG - Strip WPR * (INSU) ..................            32
 KBC Bancassurance Holding-Strip * (BANK) ........            30
 KBC Bancassurance Holding NV (BANK) .............         1,013             80
                                                                     ----------
                                                                            494
Canada - 1.2%
 Agrium, Inc. (AGRI) .............................         1,500             13
 Alcan Aluminum, Ltd. (META) .....................           800             22
 Bank of Montreal (BANK) .........................           600             24
 Canadian National Railway Co. (TRAN) ............           600             31
 Canadian Pacific, Ltd. (TRAN) ...................         1,800             34
 Extendicare, Inc. (HEAS) ........................         1,400              8
 Hudson's Bay Co. (RETS) .........................         1,000             13
 Imasco, ltd. (DIOP) .............................         1,000             21
 Imperial Oil, Ltd. (OILX) .......................         1,800             29
 Magna International, Inc. (AUTO) ................           200             13
 Newbridge Networks Corp. (TELE) .................           500             15
 NOVA Corp. (CHEM) ...............................         1,048             14
 Price REIT, Inc. (REIT) .........................           200             13
 Royal Bank of Canada (BANK) .....................           700             35
 Seagram Co., Ltd. (DIOP) ........................           300             11
 Shaw Communications, Inc. (MEDI) ................         1,400             34
 Transcanada Pipelines, Ltd. (OILE) ..............         1,844             27
 Westcoast Energy, Inc. (UTIG) ...................           500             10
                                                                     ----------
                                                                            367
Denmark - 0.3%
 Tele Danmark A/S (TELS) .........................           600             81
Finland - 1.5%
 Merita, Ltd. - Cl. A (BANK) .....................        11,500             72
 Nokia Oyj - A Shares (TELE) .....................         2,500            304
 UPM-Kymmene Corp. * (PAPR) ......................         3,400             95
                                                                     ----------
                                                                            471
France - 6.1%
 Air Liquide (CHEM) ..............................           610            112
 Alcatel Alsthom (TELE) ..........................           928            113
 AXA SA (INSU) ...................................           838            121
 Banque Nationale de Paris (BANK) ................         1,118             92
 Banque Paribas (BANK) ...........................           611             53
 Compagnie de St. Gobain (CONS) ..................           446             63
 Dexia France (BANK) .............................           430             66
 Elf Aquitaine (OILX) ............................           620             72
 France Telecom * (TELS) .........................         1,210             96
 Group Danone * (FOOD) ...........................           250             72
 Lagardere S.C.A. (DIOP) .........................         2,665            113
 Michelin (PART) .................................         1,168             47
 Pinault-Printemps-Redoute SA (RETS) .............           300             57
 Rhone-Poulenc SA (BANK) .........................         1,750             90
 SEITA (FOOD) ....................................         2,247            141
 Societe Generale de Paris (BANK) ................           465             75
 Suez Lyonnaise des Eaux (DIOP) ..................           645            132
 Thomson CFS (ETRN) ..............................         1,970             85
 Total SA - Cl. B (OILX) .........................           841             85
 Vivendi (DIOP) ..................................           627            163
                                                                     ----------
                                                                          1,848
Germany - 6.7%
 Allianz AG - Reg. (INSU) ........................           797            292
 Bayer AG (CHEM) .................................         7,050            294
 DaimlerChrysler AG * (AUTO) .....................         2,272            224
 Deutsche Bank AG (BANK) .........................         1,470             87
 Deutsche Telekom AG * (TELS) ....................         4,200            138
 Dresdner Bank AG (BANK) .........................         1,950             82
 Hoechst AG (INSU) ...............................         2,200             91
 Mannesmann AG (MACH) ............................         1,600            183
 SAP AG (SOFT) ...................................           150             65
 Siemens AG (DIOP) ...............................         3,450            223
 VEBA AG (DIOP) ..................................         4,270            256
 Volkswagen AG (AUTO) ............................         1,170             93
                                                                     ----------
                                                                          2,028
Ireland - 0.1%
 Jefferson Smurfit Group plc (CONT) ..............        10,000             18
Italy - 2.5%
 Assicurazioni Generali (INSU) ...................         3,900            163
 ENI SpA (OILS) ..................................        34,000            222
 Istituto Bancario San Paolo di Torino
  (BANK)  ........................................         5,135             91
 La Rinascente SpA (CONS) ........................         9,817            101
 Montedison SpA * (CHEM) .........................        63,620             84
 Telecom Italia Mobile (TIM) SpA (TELS) ..........        15,000            111
                                                                     ----------
                                                                            772

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                          Market
               Name of Issuer                             Shares          Value
                                                                         (000's)
COMMON STOCK - CONTINUED

Japan - 5.1%
 Amada Co., Ltd (MACH) ...........................         3,000     $       14
 Bridgestone Corp. (PART) ........................         1,000             23
 Canon Sales Co., Inc. (COMM) ....................           100              1
 Canon, Inc. (COMM) ..............................         2,000             43
 Citizen Watch Co., Ltd. (RETS) ..................         3,000             18
 Dai Nippon Printng Co., Ltd. (COMM) .............         3,000             48
 Daiichi Pharmaceutical Co., Ltd. (HEAL) .........         2,000             34
 Daikin Industries, Ltd. (CONS) ..................         3,000             30
 Daiwa House Industry Co., Ltd. (HOUS) ...........         1,000             11
 Denso Corp. (ETRN) ..............................         2,000             37
 Fanuc, Ltd. (ELEQ) ..............................         1,200             41
 Fuji Photo Film (LEIS) ..........................         1,000             37
 Fujitsu, Ltd. (ELEQ) ............................         2,000             27
 Honda Motor Co. (AUTO) ..........................         1,000             33
 Hoya Corp. (ETRN) ...............................         1,000             49
 Ito-Yokado Co., Ltd. (RETS) .....................         1,000             70
 Kaneka Corp. (CHEM) .............................         3,000             22
 KAO Corp. (HNBA) ................................         1,000             23
 Kirin Brewery Co. (FOOD) ........................         3,000             38
 Kokuyo Co. (COMM) ...............................         1,000             13
 Kuraray Co., Ltd. (APPA) ........................         4,000             44
 Marui Co., Ltd. (RETS) ..........................         2,000             38
 Matsushita Electric Industrial Co. (ETRN) .......         4,000             71
 NGK Insulators (PART) ...........................         5,000             64
 Nintendo Corp., Ltd. (LEIS) .....................           500             48
 Nippon Meat Packers, Inc. (FOOD) ................         2,000             32
 Omron Corp. (ETRN) ..............................         1,000             14
 Sankyo Co., Ltd. (HEAL) .........................         2,000             44
 Secom Co. (ETRN) ................................         1,000             83
 Sekisui House, Ltd. (CONS) ......................         3,000             32
 Shin-Etsu Chemical Co. (CHEM) ...................         1,000             24
 Sony Corp. (ETRN) ...............................           800             58
 Sumitomo Chemical Co. (CHEM) ....................         3,000             12
 Sumitomo Electric Industries (TELE) .............         2,000             22
 Takeda Chemical Industries (HEAL) ...............         2,000             77
 TDK Corp. (COMP) ................................         1,000             91
 Tokio Marine & Fire Insurance Co. (INSU) ........         3,000             36
 Toray Industries, Inc. (APPA) ...................         8,000             42
 Toshiba Corp. (ETRN) ............................         7,000             42
 Toyota Motor Corp. (AUTO) .......................         2,000             54
 Yamato Transport Co., Ltd. (TRAN) ...............         1,000             14
                                                                     ----------
                                                                          1,554
Malaysia - 0.0%
 Malayan Banking Berhad (BANK) ...................         1,400              3
Netherlands - 4.3%
 ABN Amro Holding NV (BANK) ......................         3,906             82
 Elsevier NV (MEDP) ..............................         7,600            106
 Heineken NV (FOOD) ..............................         2,450            147
 ING Groep NV (BANK) .............................         4,479            273
 KPN NV (UTIT) ...................................         5,048            253
 Royal Dutch Petroleum Co. (OILS) ................         3,800            189
 Royal Dutch Petroleum Co.-NY Shares
  (OILS)  ........................................         2,900            139
 Unilever NV (CNSU) ..............................         1,500            128
                                                                     ----------
                                                                          1,317
New Zealand - 0.9%
 Auckland International (TRAN) ...................         9,400             13
 Brierley Investments, Ltd. (LEIS) ...............        51,400             12
 Carter Holt Harvey, Ltd. (PAPR) .................        32,600             29
 Fletcher Challenge Building (HOUS) ..............         7,800             12
 Fletcher Challenge Energy (OILX) ................        16,400             31
 Fletcher Challenge Paper (PAPR) .................        20,000             13
 Lion Nathan , Ltd. (FOOD) .......................        10,900             28
 Telecom Corp. of New Zealand (TELS) .............        31,700            138
                                                                     ----------
                                                                            276
Norway - 0.2%
 Norsk Hydro ASA (DIOP) ..........................           800             27
 Norske Skogsindustrier ASA - Cl. A (PAPR) .......         1,200             35
                                                                     ----------
                                                                             62
Singapore - 0.7%
 Singapore Press Holdings, Ltd. (MEDP) ...........        11,948            130
 United Overseas Bank, Ltd. (BANK) ...............        11,000             71
                                                                     ----------
                                                                            201
Spain - 1.1%
 Banco Popular Espanol SA (BANK) .................         1,220             92
 Endesa SA (UTIE) ................................         6,851            181
 Telefonica S.A. (UTIT) ..........................         1,416             63
                                                                     ----------
                                                                            336
Sweden - 2.3%
 Astra AB - Cl. B (HEAL) .........................         5,110            104
 Electrolux AB - Ser. B (APPL) ...................         6,560            113
 Ericsson(Lm) Telephone (TELE) ...................         4,410            105
 Investor AB (FUND) ..............................         1,700             76
 Nordbanken Holding (BANK) .......................         9,200             59
 Skandia Forsakrings AB (INSU) ...................         7,720            118
 Svenska Handelsbankenn (BANK) ...................           800             34
 Swedish Match (FOOD) ............................        23,270             84
                                                                     ----------
                                                                            693
Switzerland - 4.6%
 Credit Suisse Group - Reg. (BANK) ...............           132             21
 Julius Baer Holding (BANK) ......................            20             66
 Nestle SA (FOOD) ................................           148            322
 Novartis AG * (HEAL) ............................           225            442
 Roche Holding AG (HEAL) .........................            21            256
 Schweizerische
  Rueckversicherungs-Gesellschaft (INSU) .........            52            136
 Swisscom AG - Reg. * (UTIT) .....................           368            154
                                                                     ----------
                                                                          1,397
United Kingdom - 12.5%
 Allied Zurich AG * (INSU) .......................         7,950            120
 Barclays Bank (BANK) ............................         6,000            130

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                          Market
               Name of Issuer                             Shares          Value
                                                                         (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 BOC Group plc (CHEM) ............................         7,000     $      100
 Booker plc (FOOD) ...............................        11,300             12
 Boots Co. plc (RETD) ............................         7,000            120
 British American Tobacco plc * (FOOD) ...........         5,950             52
 British Petroleum Co. plc (OILX) ................        14,866            221
 British Steel plc (STEE) ........................        60,800             92
 Cable & Wireless plc (TELS) .....................         4,000             49
 Charter plc (DIOP) ..............................        10,372             57
 Coats Viyella plc (APPA) ........................        37,500             17
 Diageo plc (FOOD) ...............................         7,739             86
 Fairview Holdings plc * (HOUS) ..................         5,250              8
 FKI plc (DIOP) ..................................        41,000             91
 Garban plc * (FUND) .............................           500              2
 General Electric Co. plc (DIOP) .................        17,400            158
 Glaxo Wellcome plc (HEAL) .......................         8,300            286
 Greenalls Group (RETF) ..........................         7,000             37
 Hanson plc (CONS) ...............................        14,875            118
 Hillsdown Holdings, plc (FOOD) ..................        19,500             24
 House of Fraser plc (RETS) ......................        19,000             17
 J. Sainsbury plc (RETF) .........................         2,000             16
 Lloyds TSB Group plc (BANK) .....................        21,000            299
 Marks & Spencer plc (RETS) ......................        25,000            172
 Mirror Group plc (MEDP) .........................        25,000             62
 National Westminster Bank plc (BANK) ............         5,500            106
 Nycomed Amersham plc (HEAL) .....................        10,000             69
 Peninsular & Oriental Steam Navigation Co. ......
     (TRAN) ......................................         6,654             79
 Prudential Corp. (INSU) .........................        13,000            198
 Reed International plc (MEDP) ...................         9,000             72
 Rio Tinto plc - Reg. (DIOP) .....................         6,900             80
 RJB Mining plc (META) ...........................        15,500             20
 Royal & Sun Alliance Insurance Group plc
     (INSU) ......................................         5,944             48
 Scottish and Southern Energy plc (UTIE) .........        13,900            157
 SmithKline Beecham plc (HEAL) ...................        12,000            166
 Terranova Foods plc * (FOOD) ....................         5,250             10
 Tesco plc (RETF) ................................        45,000            131
 Thames Water plc (AGRI) .........................         5,583            108
 Thames Water plc - Cl. B (AGRI) .................         5,000              6
 United News & Media plc (MEDP) ..................         5,000             43
 Vodafone Group plc (TELS) .......................         3,538             58
 Williams plc (DIOP) .............................         5,538             32
 Yorkshire Water plc (AGRI) ......................        10,000             91
                                                                     ----------
                                                                          3,820
                                                                     ----------
                         TOTAL COMMON STOCK- .....          54.6%        16,619


PREFERRED STOCK - 0.1%
Australia - 0.1%
 News Corp., Ltd. (MEDI) .........................         4,900             30

PUBLICLY-TRADED BONDS
Australia - 3.9%
 New South Wales Treasury Corp. (GOVF)
  7.0% due 04/01/04 ..............................         1,800          1,190
Canada - 3.8%
 Government of Canada (GOVF)
  4.25% due 12/01/21 .............................           735            542
  8.75% due 12/01/05 .............................           780            625
                                                                     ----------
                                                                          1,167
Denmark - 4.3%
 Kingdom of Denmark (GOVF)
  7.0% due 12/15/04 ..............................         7,200          1,306
France - 6.0%
 Government of France - Bonds (GOVF)
  7.75% due 10/25/05 .............................         8,100          1,808
Germany - 5.9%
 Federal Republic of Germany (GOVF)
  8.25% due 09/20/01 .............................         1,900          1,284
  6.0% due 06/20/16 ..............................           740            521
                                                                     ----------
                                                                          1,805
Italy - 2.8%
 Republic of Italy (GOVF)
  10.5% due 09/01/05 .............................     1,000,000            839
Spain - 4.3%
 Kingdom of Spain (GOVF)
  10.15% due 01/31/06 ............................       135,000          1,321
Sweden - 2.5%
 Government of Sweden - Bonds (GOVF)
  6.0% due 02/09/05 ..............................         5,600            765
United Kingdom - 5.7%
 U.K. Treasury - Bonds (GOVF)
  7.5% due 12/07/06 ..............................           865          1,726
                                                                     ----------
                TOTAL PUBLICLY-TRADED BONDS- .....          39.2%        11,927


WARRANTS - 0.0%
France - 0.0%
 AXA-CTF de Valeur Garant
  expires 07/31/01 (Cost $0) ....................            480


RIGHTS - 0.0%
Spain - 0.0%
 Telefonica S.A. - Bonus Rights
  expires  01/30/99 (Cost $0) ....................             1              1

JOHN HANCOCK VARIABLE SERIES TRUST 1

December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                         Par            Market
               Name of Issuer                           Value           Value
                                                       (000's)         (000's)
SHORT-TERM INVESTMENTS - 2.3%
 Investment in joint trading account (Note
  B)
  6.101% due 01/04/99 ..............................  $      698     $      698
                                                      ----------     ----------
                        TOTAL INVESTMENTS-                  96.2%        29,275
      Cash and Receivables, less payables-                   3.8%         1,141
                                                      ----------     ----------
                               NET ASSETS-                 100.0%    $   30,416
                                                      ==========     ==========
*Non-income producing security.
See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                              Market           % of
                                                  Industry     Value        Long-Term
                Industry                       Abbreviation   (000's)      Investments
Foreign Governmental ........................      GOVF      $11,927         41.8%
Banks .......................................      BANK        2,302          8.1%
Insurance ...................................      INSU        1,589          5.6%
Diversified Operations ......................      DIOP        1,573          5.5%
Health Care Products ........................      HEAL        1,478          5.2%
Food, Beverage and Tobacco ..................      FOOD        1,048          3.7%
Telecommunication Services ..................      TELS          794          2.8%
Chemicals ...................................      CHEM          663          2.3%
Telecommunication Equipment .................      TELE          560          2.0%
Oil .........................................      OILS          550          1.9%
Electric Power ..............................      UTIE          521          1.8%
Telephone ...................................      UTIT          470          1.7%
Oil and Natural Gas Exploration
 and Production .............................      OILX          464          1.6%
Electronic Products and
 Services ....................................     ETRN          437          1.5%
Retail - Department Stores ..................      RETS          420          1.5%
Automobile ..................................      AUTO          417          1.5%
Media - Publishing ..........................      MEDP          414          1.4%
Construction ................................      CONS          377          1.3%
Agricultural Operations .....................      AGRI          218          0.8%
Transportation Services .....................      TRAN          201          0.7%
Machinery ...................................      MACH          198          0.7%
Retail - Food ...............................      RETF          184          0.6%
Paper and Forest Products ...................      PAPR          172          0.6%
Media - TV / Radio ..........................      MEDI          144          0.5%
Auto and Truck Parts ........................      PART          134          0.5%
Consumer - Miscellaneous ....................      CNSU          128          0.4%
Retail - Drug Stores ........................      RETD          120          0.4%
Household Appliances /
 Furnishings .................................     APPL          113          0.4%
Commercial Services .........................      COMM          105          0.4%
Shoe and Apparel
 Manufacturing ...............................     APPA          103          0.4%
Leisure and Recreation ......................      LEIS           97          0.3%
Steel .......................................      STEE           92          0.3%
Computer Equipment ..........................      COMP           91          0.3%
Brokerage and Investment
 Management ..................................     FUND           78          0.3%
Electrical Equipment ........................      ELEQ           68          0.2%
Computer Software and
 Services ....................................     SOFT           65          0.2%
Financial Services ..........................      FINL           46          0.2%
Metals and Mining ...........................      META           42          0.1%
Containers ..................................      CONT           35          0.1%
Housing .....................................      HOUS           30          0.1%
Precious Metals/Gems/Stones .................      PMET           28          0.1%
Oil - Equipment and Services ................      OILE           27          0.1%
Cosmetics and Personal Care
 Products ....................................     HNBA           23          0.1%
Real Estate Investment Trust ................      REIT           13          0.0%
Natural Gas Distribution ....................      UTIG           10          0.0%
Health Care Services ........................      HEAS            8          0.0%
                                                             -------        -----
                                                             $28,577        100.0%
                                                             =======        =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                                        Market
               Name of Issuer                             Shares        Value
                                                                       (000's)
COMMON STOCK

Aerospace and Defense - 1.0%
 Orbital Sciences Corp. * ........................        20,870     $      924
Banks - 3.8%
 Firstar Corp. ...................................        24,520          2,286
 U.S. Trust Corp. ................................        17,630          1,340
                                                                     ----------
                                                                          3,626
Business Services - 1.2%
 Robert Half International, Inc. .................        25,955          1,160
Commercial Services - 18.6%
 Apollo Group, Inc. - Cl. A * ....................       341,774         11,578
 Capita Group plc ................................        90,663            835
 HA-LO Industries, Inc. * ........................        37,740          1,420
 ITT Educational Services, Inc. ..................        65,100          2,213
 Outdoor Systems, Inc. * .........................        49,615          1,488
                                                                     ----------
                                                                         17,534
Computer Equipment - 3.8%
 VERITAS Software Corp. * ........................        59,030          3,538

Computer Software and Services - 3.1%
 America Online, Inc. * ..........................        10,845          1,570
 Equant - NY Reg. Shares .........................         6,774            459
 Exodus Communications, Inc. * ...................         7,895            507
 InfoSpace.com, Inc. * ...........................        10,910            416
                                                                     ----------
                                                                          2,952
Electronic Products and Services - 9.6%
 Cisco Systems, Inc. * ...........................        10,145            941
 Gemstar International Group, Ltd. * .............        12,365            708
 Uniphase Corp. * ................................        13,605            944
 Vitesse Semiconductor Corp. * ...................       140,360          6,404
                                                                     ----------
                                                                          8,997
Financial Services - 3.7%
 Paychex, Inc. ...................................        67,000          3,446
Health Care Products - 8.0%
 MedImmune, Inc. * ...............................        28,155          2,799
 Sepracor, Inc. * ................................        32,420          2,857
 Sofamor Danek Group, Inc. * .....................         8,975          1,093
 Watson Pharmaceuticals, Inc. * ..................        12,325            775
                                                                     ----------
                                                                          7,524
Health Care Services - 4.4%
 Omnicare, Inc. ..................................       119,890          4,166
Leisure and Recreation - 1.8%
 Premier Parks, Inc. * ...........................        27,400            829
 SFX Entertainment, Inc. - Cl. A * ...............        15,870            871
                                                                     ----------
                                                                          1,700
Media - TV / Radio - 17.5%
 Adelphia Communications Corp. - Cl. A ...........        35,615          1,630
 Broadcast Common, Inc. ..........................         3,985            305
 Capstar Broadcasting Corp. - Cl. A ..............        80,320          1,837
 Heftel Broadcasting Corp. * .....................       103,385          5,092
 Jacor Communications, Inc. * ....................        78,825          5,074
 TCA Cable TV, Inc. ..............................        45,430          1,621
 Univision Communications, Inc. - Cl. A * ........        24,703            894
                                                                     ----------
                                                                         16,453
Retail - Department Stores - 1.8%
 Amazon.com, Inc. * ..............................         5,350          1,719

Retail - Drug Stores - 1.8%
 CVS Corp. .......................................        30,350          1,669

Retail - Food - 4.9%
 J.D. Wetherspoon plc ............................       387,019          1,151
 PizzaExpress plc ................................       257,256          3,428
                                                                     ----------
                                                                          4,579
Telecommunication Equipment - 4.2%
 American Tower Corp. - Cl. A ....................        60,695          1,794
 Crown Castle International Corp. ................        93,340          2,194
                                                                     ----------
                                                                          3,988
Telecommunication Services - 4.9%
 Qwest Communications International, Inc. * ......        18,755            938
 RSL Communications, Ltd. - Cl. A * ..............        59,360          1,751
 Winstar Communications, Inc. * ..................        48,420          1,888
                                                                     ----------
                                                                          4,577
Telephone - 0.1%
 MetroNet Communications Corp. - Cl. B * .........         1,745             59
 NEXTLINK Communications, Inc. * .................            40              1
                                                                     ----------
                                                                             60
Transportation Services - 1.7%
 Ryanair Holdings plc - ADR * ....................        42,206          1,593
                                                                     ----------
                               TOTAL COMMON STOCK-         95.9%         90,205

                                                         Par
                                                        Value
                                                       (000's)
COMMERCIAL PAPER - 2.2%
Financial Services - 2.2%
 CIT Group Holdings, Inc. - Cl. A
5.3% due 01/04/99 ................................    $    2,100          2,099
                                                      ----------     ----------
                                TOTAL INVESTMENTS-         98.1%         92,304
              Cash and Receivables, less payables-          1.9%          1,781
                                                      ----------     ----------
                                       NET ASSETS-        100.0%     $   94,085
                                                      ----------     ----------


* Non-income producing security.
ADR-American Depository Receipt
See notes to financial

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                         Market
              Name of Issuer                               Shares        Value
                                                                        (000's)
COMMON STOCK

Aerospace and Defense - 1.0%
 Allied Signal, Inc. .............................        16,100     $      713
 Boeing Co. ......................................        17,700            578
                                                                     ----------
                                                                          1,291
Auto and Truck Parts - 2.3%
 General Motors Corp. ............................        14,900          1,066
 Genuine Parts Co. ...............................        27,600            923
 TRW, Inc. .......................................        15,200            854
                                                                     ----------
                                                                          2,843
Banks - 8.6%
 Bank One Corp. ..................................        19,400            991
 BankAmerica Corp. ...............................         7,400            445
 BankBoston Corp. ................................        11,800            459
 Chase Manhattan Corp. ...........................        13,800            939
 First Union Corp. ...............................        15,070            916
 Fleet Financial Group, Inc. .....................        20,900            934
 J.P. Morgan & Co., Inc. .........................        10,600          1,114
 Mellon Bank Corp. ...............................        32,000          2,200
 Mercantile Bankshares Corp. .....................        16,300            628
 National City Corp. .............................         9,300            674
 PNC Bank Corp. ..................................         8,600            465
 Wells Fargo & Co. ...............................        20,000            799
                                                                     ----------
                                                                         10,564
Business Services - 1.1%
 Dun & Bradstreet Corp. ..........................        17,000            537
 H & R Block, Inc. ...............................        17,400            783
                                                                     ----------
                                                                          1,320
Chemicals - 4.7%
 Dow Chemical Co. ................................        16,100          1,464
 E.I. du Pont de Nemours & Co. ...................        19,700          1,045
 Great Lakes Chemical Corp. ......................        19,300            772
 Hercules, Inc. ..................................        30,900            846
 Imperial Chemical Industries plc - ADR ..........        11,100            388
 Lubrizol Corp. ..................................        11,100            285
 Nalco Chemical Co. ..............................        18,400            571
 Witco Corp. .....................................        24,100            384
                                                                     ----------
                                                                          5,755
Commercial Services - 0.5%
 R.R. Donnelley & Sons Co. .......................        15,300            670

Computer Equipment - 0.7%
 Hewlett-Packard Co. .............................        13,100            895

Construction - 0.8%
 Armstrong World Industries, Inc. ................        16,100            971

Consumer - Miscellaneous - 1.0%
 Fortune Brands, Inc. ............................        22,800            721
 Stanley Works ...................................         6,500            180
 Tupperware Corp. ................................        19,700            324
                                                                     ----------
                                                                          1,225
Cosmetics and Personal Care Products - 1.1%
 International Flavors & Fragrances, Inc. ........        29,400          1,299

Diversified Operations - 5.8%
 Cooper Industries, Inc. .........................        10,400            496
 Corning, Inc. ...................................        11,700            526
 Eaton Corp. .....................................         1,500            106
 General Electric Co. ............................        13,900          1,419
 Minnesota Mining & Manufacturing Co. ............        16,600          1,181
 Olin Corp. ......................................        19,300            546
 Pall Corp. ......................................        30,400            769
 PPG Industries, Inc. ............................        13,400            781
 Tomkins plc .....................................       149,400            710
 Tyco International, Ltd. ........................         8,949            675
                                                                     ----------
                                                                          7,209
Electric Power - 5.8%
 Baltimore Gas & Electric Co. ....................         8,700            269
 Central & South West Corp. ......................         8,700            239
 Dominion Resources, Inc. ........................         8,800            411
 DQE, Inc. .......................................        17,100            751
 Duke Energy Co. .................................        14,100            903
 Entergy Corp. ...................................        13,000            405
 Firstenergy Corp. ...............................        28,995            944
 GPU, Inc. .......................................         6,700            296
 Houston Industries, Inc. ........................        20,900            672
 PacifiCorp ......................................        27,400            577
 Peco Energy Co. .................................         8,000            333
 Southern Co. ....................................        32,700            950
 Teco Energy, Inc. ...............................        13,900            392
                                                                     ----------
                                                                          7,142
Electrical Equipment - 0.7%
 Unicom Corp. ....................................        22,500            868

Electronic Products and Services - 1.2%
 AMP, Inc. .......................................        20,900          1,088
 Hubbell, Inc. - Cl. B ...........................        11,200            426
                                                                     ----------
                                                                          1,514
Financial Services - 1.0%
 Citigroup, Inc. .................................        24,050          1,190

Food, Beverage and Tobacco - 9.4%
 Anheuser-Busch Cos., Inc. .......................        26,800          1,759
 Brown-Forman Corp. ..............................        12,100            916
 General Mills, Inc. .............................        22,300          1,734
 H.J. Heinz Co. ..................................        14,700            832
 Kellogg Co. .....................................        21,700            741
 McCormick & Co., Inc. ...........................        26,200            886
 Philip Morris Cos., Inc. ........................        34,300          1,835
 Quaker Oats Co. .................................        17,300          1,029
 RJR Nabisco Holdings Corp. ......................        25,200            748
 UST, Inc. .......................................        33,400          1,165
                                                                     ----------
                                                                         11,645

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                         Market
              Name of Issuer                               Shares        Value
                                                                        (000's)
COMMON STOCK - Continued

Health Care Products - 4.5%
 Abbott Laboratories .............................        10,100     $      495
 American Home Products Corp. * ..................        36,700          2,067
 Bausch & Lomb, Inc. .............................        12,400            744
 Pharmacia & Upjohn, Inc. ........................        31,600          1,789
 Smith & Nephew plc ..............................       162,300            493
                                                                     ----------
                                                                          5,588
Household Appliances / Furnishings - 0.6%
 Whirlpool Corp. .................................        14,100            781

Insurance - 4.7%
 American General Corp. ..........................        16,500          1,287
 Chubb Corp. .....................................         2,200            143
 EXEL, Ltd. - Cl. A ..............................        10,400            780
 Lincoln National Corp. ..........................         7,500            613
 Safeco Corp. ....................................        23,500          1,009
 St. Paul Cos., Inc. .............................        35,652          1,239
 Transamerica Corp. ..............................         6,200            716
                                                                     ----------
                                                                          5,787
Leisure and Recreation - 1.3%
 Eastman Kodak Co. ...............................        15,800          1,137
 Hilton Hotels Corp. .............................        23,100            442
                                                                     ----------
                                                                          1,579
Machinery - 0.2%
 Deere & Co. .....................................         6,600            219

Media - Publishing - 1.7%
 Dow Jones & Co., Inc. ...........................        11,200            539
 Knight-Ridder, Inc. .............................        18,600            951
 Readers Digest Association, Inc. - Cl. A ........        22,700            572
                                                                     ----------
                                                                          2,062
Metal Product and Fabrication - 0.4%
 Reynolds Metals Co. .............................         9,700            511

Metals and Mining - 0.8%
 Inco, Ltd. ......................................        30,700            324
 Phelps Dodge Corp. ..............................        12,100            616
                                                                     ----------
                                                                            940
Oil - 0.8%
 Royal Dutch Petroleum Co. - NY Shares ...........        21,100          1,010

Oil - Equipment and Services - 0.5%
 Baker Hughes, Inc. ..............................        35,300            624

Oil and Natural Gas Exploration and Production - 10.5%
 Amerada Hess Corp. ..............................        17,600            876
 Amoco Corp. .....................................        31,400          1,896
 Atlantic Richfield Co. ..........................        21,000          1,370
 British Petroleum Co. plc - ADR .................         6,500            583
 Chevron Corp. ...................................        16,900          1,402
 Exxon Corp. .....................................        26,700          1,952
 Mobil Corp. .....................................        17,100          1,490
 Occidental Petroleum Corp. ......................        16,500            278
 Phillips Petroleum Co. ..........................        11,300            482
 Texaco, Inc. ....................................        23,000          1,216
 Unocal Corp. ....................................        32,000            934
 USX-Marathon Group ..............................        17,400            524
                                                                     ----------
                                                                         13,003
Paper and Forest Products - 3.6%
 Consolidated Papers, Inc. .......................        24,500            674
 Georgia-Pacific Corp. ...........................         9,600            562
 International Paper Co. .........................        12,800            574
 Kimberly-Clark Corp. ............................        24,100          1,313
 Union Camp Corp. ................................        18,900          1,276
                                                                     ----------
                                                                          4,399
Pollution Control - 1.2%
 Browning-Ferris Industries, Inc. ................        24,200            688
 Waste Management, Inc. ..........................        17,890            834
                                                                     ----------
                                                                          1,522
Precious Metals/Gems/Stones - 0.3%
 Newmont Mining Corp. ............................        23,700            428

Real Estate Investment Trust - 2.1%
 Archstone Communities Trust .....................        13,000            263
 Crescent Real Estate Equities, Inc. .............        19,300            444
 Simon Property Group, Inc. ......................        31,096            886
 Starwood Hotels & Resorts .......................        35,229            799
 Weingarten Realty Investors .....................         4,700            210
                                                                     ----------
                                                                          2,602
Real Estate Operations - 0.1%
 Rouse Co. .......................................         5,200            143

Retail - Department Stores - 1.4%
 J.C. Penney, Inc. ...............................        16,000            750
 May Department Stores Co. .......................         9,000            543
 Toys "R" Us, Inc. * .............................        26,400            446
                                                                     ----------
                                                                          1,739
Steel - 0.3%
 USX-US Steel Group, Inc. ........................        13,300            306
Telecommunication Services - 0.6%
 BCE, Inc. .......................................        16,500            626
 Frontier Corp. ..................................         3,500            119
                                                                     ----------
                                                                            745
Telephone - 9.0%
 Alltel Corp. ....................................        37,700          2,255
 AT&T Corp. ......................................        17,700          1,332
 Bell Atlantic Corp. .............................        21,500          1,140
 BellSouth Corp. .................................        11,400            569
 GTE Corp. .......................................        24,900          1,618
 SBC Communications, Inc. ........................        53,055          2,845
 Telecomunicacoes Brasileiras S.A. ...............         7,500            545

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                         Market
              Name of Issuer                               Shares        Value
                                                                        (000's)
COMMON STOCK - Continued

Telephone - Continued
 U.S. West, Inc. .................................        12,300     $      795
                                                                     ----------
                                                                         11,099
Transportation Services - 3.4%
 Alexander & Baldwin, Inc. .......................         9,500            221
 Burlington Northern Santa Fe ....................        21,700            732
 GATX Corp. ......................................         8,800            333
 Norfolk Southern Corp. ..........................        48,500          1,537
 Union Pacific Corp. .............................        29,400          1,325
                                                                     ----------
                                                                          4,148
U.S. Government Agencies - 1.2%
 Federal National Mortgage Assoc. ................        19,200          1,421
                                                                     ----------
                               TOTAL COMMON STOCK-         94.9%        117,057

                                                           Par
                                                          Value
                                                         (000's)
PUBLICLY-TRADED BONDS
U.S. Governmental - 0.6%
 U.S. Treasury - Notes
 5.75% due 08/15/03 ..............................    $      150            157
 5.875% due 11/15/99 .............................           200            202
 6.5% due 05/31/01 ...............................           200            208
 7.0% due 07/15/06 ...............................           150            171
                                                                     ----------
                                                                            738
                                                                     ----------
                      TOTAL PUBLICLY-TRADED BONDS-          0.6%            738

COMMERCIAL PAPER
Diversified Operations - 2.9%
 Ciesco L.P.
 5.35% due 01/27/99 ..............................         3,600          3,590
Food, Beverage and Tobacco - 0.7%
 Sysco Corp.
 5.1% due 01/04/99 ...............................           873            873
Machinery - 0.8%
 Dover Corp.
 5.6% due 01/26/99 ...............................         1,000            996
                           TOTAL COMMERCIAL PAPER-          4.4%          5,459
                                                      ----------     ----------
                                TOTAL INVESTMENTS-         99.9%        123,254
              Cash and Receivables, less payables-          0.1%            111
                                                      ----------     ----------
                                       NET ASSETS-        100.0%     $  123,365
                                                      ==========     ==========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                          Par           Market
                Name of Issuer                           Value          Value
                                                        (000's)        (000's)
PUBLICLY-TRADED BONDS

Banks- 7.7%
 BankBoston
 5.33% due 02/26/99 ..............................    $   15,000     $   15,118
 Key Bank NA
 5.435% due 07/21/99 .............................        10,000         10,012
 Westpac Banking Corp. NY - Deposit Notes
 5.66% due 03/22/99 ..............................         5,000          5,225
                                                                     ----------
                                                                         30,355
Brokerage and Investment Management- 1.7%
 Goldman Sachs Group
 5.624% due 03/26/99 .............................         7,000          7,005

Financial Services- 0.8%
 Norwest Financial, Inc. - Sr. Notes 144A (a)
 6.68% due 09/15/99 ..............................         3,000          3,084

Oil - Equipment and Services- 1.4%
 American Honda Finance Corp. ....................
 5.604% due 05/26/99 .............................         5,500          5,503
                                                                     ----------
                  TOTAL PUBLICLY-TRADED BONDS- ...          11.6%        45,947

COMMERCIAL PAPER
Auto and Truck Parts - 2.6%
 Daimler Benz NA
 5.0% due 04/23/99 ...............................         8,000          7,876
 5.14% due 03/19/99 ..............................         2,458          2,431
                                                                     ----------
                                                                         10,307
Automobile - 1.8%
 American Honda Finance Corp. ....................
 5.05% due 02/12/99 ..............................         5,000          4,971
 5.07% due 02/12/99 ..............................         2,000          1,988
                                                                     ----------
                                                                          6,959
Banks - 10.6%
 ANZ (Delaware), Inc.
 5.04% due 03/12/99 ..............................         1,464          1,450
 Bank of Nova Scotia
 5.12% due 01/20/99 ..............................         5,000          4,986
 Barclays Bank plc - Debs
 5.35% due 02/04/99 ..............................         5,000          4,975
 Credit Suisse
 5.15% due 01/21/99 ..............................         1,500          1,496
 5.25% due 01/12/99 ..............................         2,965          2,960
 National Bank of Canada
 5.2% due 03/17/99 ...............................         4,000          4,018
 5.7% due 03/05/99 ...............................         5,000          5,239
 PNC Bank National Association
 5.499% due 07/27/99 .............................        10,000         10,001
 Svenska Handelbanken, Inc.
 5.05% due 03/10/99 ..............................         4,000          3,962
 Svenska Handelsbanken - A Shares
 5.43% due 01/05/99 ..............................         3,000          3,010
                                                                     ----------
                                                                         42,097
Brokerage and Investment Management - 5.8%
 Lehman Brothers Holdings, Inc.
 5.45% due 02/26/99 ..............................         2,500          2,479
 Merrill Lynch & Co., Inc.
 5.05% due 02/26/99 ..............................         5,000          4,961
 Preferred Receivables Funding Corp.
 5.18% due 01/20/99 ..............................         1,500          1,496
 5.33% due 02/04/99 ..............................         3,977          3,957
 Salomon Smith Barney Holdings, Inc.
 5.25% due 02/25/99 ..............................        10,000          9,919
                                                                     ----------
                                                                         22,812
Chemicals - 6.3%
 Air Products & Chemicals, Inc.
 4.85% due 03/31/99 ..............................         9,660          9,543
 E.I. du Pont de Nemours & Co.
 5.07% due 01/27/99 ..............................         8,040          8,011
 5.18% due 02/02/99 ..............................         4,000          3,982
 Formosa Plastics Corp. - Cl. B
 5.35% due 01/22/99 ..............................         3,500          3,489
                                                                     ----------
                                                                         25,025
Construction - 1.0%
 Compagnie de St. Gobain - Notes
 5.03% due 03/15/99 ..............................         3,931          3,891
Consumer - Miscellaneous - 1.6%
 Alpine Securitization Corp.
 5.3% due 02/19/99 ...............................         1,198          1,189
 5.55% due 01/15/99 ..............................         5,000          4,990
                                                                     ----------
                                                                          6,179
Diversified Operations - 5.4%
 American Petrofina Holding Co.
 5.22% due 01/12/99 ..............................         2,000          1,997
 Ciesco L.P.
 5.25% due 02/05/99 ..............................         1,609          1,601
 5.35% due 01/27/99 ..............................        10,000          9,961
 Eaton Corp.
 5.17% due 02/23/99 ..............................         3,000          2,977
 Moat Funding LLC
 5.28% due 03/09/99 ..............................         4,866          4,818
                                                                     ----------
                                                                         21,354
Financial Services - 36.7%
 Assets Securitization Corp.
 5.0% due 04/14/99 ...............................         4,000          3,943
 5.2% due 01/26/99 ...............................         2,256          2,248
 5.25% due 01/29/99 ..............................         5,000          4,980
 Associates First Capital Corp.
 5.04% due 02/12/99 ..............................         3,937          3,914
 5.07% due 03/19/99 ..............................         3,000          2,967
 5.15% due 03/11/99 ..............................           299            296

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                          Par           Market
                Name of Issuer                           Value          Value
                                                        (000's)        (000's)

COMMERCIAL PAPER - CONTINUED

Financial Services - Continued
 Chevron UK Investment plc
 5.0% due 04/23/99 ...............................    $    1,910     $    1,880
 Corporate Asset Funding Co.
 5.23% due 01/25/99 ..............................         8,000          7,972
 5.25% due 02/19/99 ..............................         3,598          3,572
 Corporate Recievables Corp.
 5.125% due 02/10/99 .............................         5,655          5,623
 5.22% due 01/21/99 ..............................         8,805          8,778
 5.35% due 02/12/99 ..............................         3,000          2,981
 Diageo Capital plc
 5.03% due 02/22/99 ..............................         5,000          4,964
 5.25% due 01/27/99 ..............................         7,500          7,472
 Falcon Asset Securitization Corp.
 5.2% due 02/04/99 ...............................         4,444          4,422
 5.3% due 02/02/99 ...............................         3,410          3,394
 5.35% due 01/25/99 ..............................         6,500          6,477
 General Electric Capital Corp.
 5.06% due 04/27/99 ..............................         2,393          2,354
 5.16% due 03/09/99 ..............................         3,982          3,944
 Glencore Finance, Ltd.
 5.85% due 01/15/99 ..............................         3,202          3,195
 Greenwich Funding Corp.
 5.6% due 01/15/99 ...............................           451            450
 Monte Rosa Capital Corp.
 5.25% due 03/04/99 ..............................         5,000          4,955
 5.4% due 02/12/99 ...............................         2,973          2,954
 5.5% due 01/28/99 ...............................         5,000          4,979
 National Australia Funding
 5.7% due 01/05/99 ...............................         5,000          4,997
 National Rural Utilities Cooperative Finance
  Corp.
 5.13% due 02/12/99 ..............................         2,588          2,573
 Pemex Capital, Inc.
 5.25% due 02/26/99 ..............................         1,898          1,882
 Sheffield Receivables Corp.
 5.23% due 02/11/99 ..............................         2,000          1,988
 5.25% due 01/13/99 ..............................         6,000          5,990
 5.27% due 01/19/99 ..............................         4,000          3,989
 Sigma Finance, Inc.
 5.16% due 01/19/99 ..............................         4,000          3,990
 5.19% due 05/28/99 ..............................         3,000          2,936
 5.2% due 01/21/99 ...............................         5,830          5,813
 5.22% due 01/21/99 ..............................         1,500          1,496
 5.25% due 01/11/99 ..............................         1,000            999
 Twin Towers, Inc.
 5.25% due 01/25/99 ..............................         5,072          5,054
 5.3% due 01/25/99 ...............................         2,563          2,554
 5.33% due 01/25/99 ..............................         2,000          1,993
                                                                     ----------
                                                                        144,968
Food, Beverage and Tobacco - 1.6%
 Coca-Cola Enterprises, Inc.
 5.07% due 04/20/99 ..............................         3,194          3,145
 5.1% due 03/18/99 ...............................         3,050          3,017
                                                                     ----------
                                                                          6,162

Personal and Commercial Lending - 6.1%
 American General Finance Corp.
 5.11% due 03/09/99 ..............................           403            399
 Ford Credit Europe plc
 5.0% due 04/05/99 ...............................         4,450          4,392
 5.11% due 03/12/99 ..............................         3,395          3,361
 Ford Motor Credit Co.
 5.39% due 01/05/99 ..............................           538            538
 Household Finance Corp.
 5.16% due 01/27/99 ..............................         5,000          4,981
 Royal Bank of Canada
 5.63% due 02/26/99 ..............................        10,000         10,483
                                                                     ----------
                                                                         24,154
Retail - Department Stores - 2.7%
 JC Penney Funding Corp.
 5.15% due 01/27/99 ..............................         4,212          4,196
 Sears Roebuck Acceptance Corp.
 5.22% due 03/05/99 ..............................         2,271          2,250
 Sunkyong America, Inc.
 5.05% due 03/09/99 ..............................         2,909          2,882
 5.25% due 03/09/99 ..............................         1,554          1,539
                                                                     ----------
                                                                         10,867
                                                                     ----------
                       TOTAL COMMERCIAL PAPER-              82.2%       324,775
                                                      ----------     ----------
                            TOTAL INVESTMENTS-              93.8%       370,722
          Cash and Receivables, less payables-               6.2%        24,473
                                                      ----------     ----------
                                   NET ASSETS-             100.0%    $  395,195
                                                      ==========     ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, securities aggregated $3,084 or 0.8% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                        Market
               Name of Issuer                              Shares       Value
                                                                       (000's)
COMMON STOCK

Aerospace and Defense - 0.8%
 Northrop Grumman Corp. ..........................        10,800     $      790
Auto and Truck Parts - 3.3%
 Lear Corp. * ....................................        44,600          1,717
 LucasVarity plc - ADR * .........................        42,700          1,430
                                                                     ----------
                                                                          3,147
Banks - 7.4%
 BankBoston Corp. ................................        33,900          1,320
 North Fork Bancorporation, Inc. .................        63,600          1,523
 Valley National Bancorp .........................        82,000          2,311
 Westamerica Bancorporation ......................        50,500          1,856
                                                                     ----------
                                                                          7,010
Brokerage and Investment Management - 1.8%
 Bear Stearns Cos., Inc. .........................        45,900          1,716
Business Services - 2.6%
 Dun & Bradstreet Corp. ..........................        76,400          2,411
Chemicals - 1.8%
 Praxair, Inc. ...................................        47,000          1,657
Computer Equipment - 2.2%
 Quantum Corp. ...................................        99,800          2,121
Computer Software and Services - 2.6%
 Computer Associates International, Inc. .........        33,800          1,441
 Parametric Technology Co. * .....................        60,700            994
                                                                     ----------
                                                                          2,435
Containers - 1.6%
 Owens-Illinois, Inc. * ..........................        48,500          1,485
Cosmetics and Personal Care Products - 2.0%
 International Flavors & Fragrances, Inc. ........        43,000          1,900
Diversified Operations - 1.4%
 Raychem Corp. ...................................        42,200          1,364
Electric Power - 7.8%
 GPU, Inc. .......................................        36,900          1,631
 Illinova Corp. ..................................        95,900          2,397
 Montana Power Co. ...............................        30,000          1,697
 Niagara Mohawk Power Corp. ......................       102,600          1,654
                                                                     ----------
                                                                          7,379
Electrical Equipment - 3.7%
 UCAR International, Inc. * ......................       125,800          2,241
 Unicom Corp. ....................................        32,400          1,249
                                                                     ----------
                                                                          3,490
Electronic Products and Services - 2.3%
 Teradyne, Inc. * ................................        51,500          2,182
Food, Beverage and Tobacco - 4.0%
 ConAgra, Inc. ...................................        55,700          1,755
 Nabisco Holdings Corp. - Cl. A ..................        49,400          2,050
                                                                     ----------
                                                                          3,805

Health Care Products - 3.9%
 ALZA Corp. * ....................................        39,400          2,059
 Boston Scientific Corp. * .......................        51,000          1,367
 Centocor, Inc. * ................................         5,500            248
                                                                     ----------
                                                                          3,674
Health Care Services - 3.5%
 PacifiCare Health Systems, Inc. - Cl. B .........        23,100          1,837
 Tenet Healthcare Corp. * ........................        57,000          1,496
                                                                     ----------
                                                                          3,333
Insurance - 5.9%
 Ace, Ltd. * .....................................        74,000          2,548
 Aon Corp. .......................................        32,100          1,778
 EXEL, Ltd. - Cl. A ..............................        17,300          1,297
                                                                     ----------
                                                                          5,623
Leisure and Recreation - 3.5%
 Host Marriott Corp. .............................       136,200          1,881
 Mirage Resorts, Inc. ............................        96,200          1,437
                                                                     ----------
                                                                          3,318
Machinery - 2.5%
 McDermott International, Inc. ...................        95,200          2,350

Media - TV / Radio - 5.4%
 A.H. Belo Corp. - Common Ser. A .................       115,500          2,303
 E.W. Scripps Co. - Cl. A ........................        40,000          1,990
 Infinity Broadcasting Corp. - Cl. A * ...........        31,000            848
                                                                     ----------
                                                                          5,141
Natural Gas Distribution - 3.9%
 KN Energy, Inc. .................................         8,700            316
 NICOR, Inc. .....................................        21,300            900
 UGI Corp. .......................................        17,200            409
 Williams Cos., Inc. .............................        64,900          2,024
                                                                     ----------
                                                                          3,649
Oil - 2.5%
 Tosco Corp. .....................................        91,800          2,375

Oil and Natural Gas Exploration and Production - 1.6%
 Coastal Corp. ...................................        20,200            706
 Transocean Offshore, Inc. .......................        17,500            469
 Valero Energy Corp. .............................        15,900            338
                                                                     ----------
                                                                          1,513
Personal and Commercial Lending - 5.2%
 Countrywide Credit Industries, Inc. .............        50,500          2,535
 SLM Holding Corp. ...............................        50,300          2,414
                                                                     ----------
                                                                          4,949
Real Estate Investment Trust - 0.7%
 Crestline Capital Corp. * .......................        13,620            199
 Starwood Hotels & Resorts .......................        20,000            454
                                                                     ----------
                                                                            653

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                       Market
               Name of Issuer                             Shares       Value
                                                                      (000's)
COMMON STOCK - CONTINUED

Real Estate Operations - 1.2%
 IndyMac Mortgage Holdings, Inc. .................       107,200     $    1,132
Retail - Department Stores - 7.3%
 CompUSA, Inc. * .................................       127,400          1,664
 Fred Meyer, Inc. * ..............................        25,000          1,506
 Harcourt General, Inc. ..........................        45,300          2,410
 Tandy Corp. .....................................        33,000          1,359
                                                                     ----------
                                                                          6,939
Steel - 1.8%
 AK Steel Holding Corp. ..........................        73,000          1,716
Telecommunication Services - 2.4%
 Loral Space & Communications, Ltd. * ............       105,000          1,871
 McLeodUSA, Inc. - Cl. A * .......................        13,000            406
                                                                     ----------
                                                                          2,277
Telephone - 0.5%
 NEXTLINK Communications, Inc. * .................        17,000            482
Transportation Services - 1.1%
 Continental Airlines, Inc. - Cl. B * ............        31,900          1,069
                                                                     ----------
                         TOTAL COMMON STOCK- .....          98.2%        93,085

                                                          Par
                                                         Value
                                                        (000's)
SHORT-TERM INVESTMENTS - 2.2%
 Investment in joint trading account (Note B)
6.101% due 01/04/99 ..............................    $    2,067          2,067
                                                      ----------     ----------
                        TOTAL INVESTMENTS-                100.4%         95,152
      Payables, less cash and receivables-                 (0.4)%          (332)
                                                      ----------     ----------
                               NET ASSETS-                100.0%     $   94,820
                                                      ==========     ==========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
DIVERSIFIED MID CAP GROWTH PORTFOLIO


                                                                          Market
          Name of Issuer                                      Shares      Value
                                                                         (000's)
COMMON STOCK

Auto and Truck Parts - 0.5%
 Avis Rental A Car, Inc. * .............................      41,750    $  1,010

Banks - 5.2%
 Charter One Financial, Inc. ...........................      53,970       1,498
 First American Corp. ..................................      35,100       1,557
 First Tennessee National Corp. ........................      46,500       1,770
 FirstMerit Corp. ......................................      55,300       1,486
 Northern Trust Corp. ..................................      18,300       1,598
 Sovereign Bancorp, Inc. ...............................      14,100         201
 Wilmington Trust Trust Corp. ..........................      26,300       1,621
 Zions Bancorp .........................................       5,800         362
                                                                        --------
                                                                          10,093
Brokerage and Investment Management - 0.5%
 E*TRADE Group, Inc. * .................................      21,300         996

Business Services - 1.9%
 Interim Services, Inc. ................................      87,600       2,047
 Modis Professional Services, Inc. * ...................     113,300       1,643
                                                                        --------
                                                                           3,690
Commercial Services - 4.0%
 ACNielson Corp. * .....................................      30,800         870
 Concord EFS, Inc. * ...................................      43,200       1,831
 Lamar Advertising Co. * ...............................      55,800       2,079
 Outdoor Systems, Inc. * ...............................     100,050       3,001
                                                                        --------
                                                                           7,781
Computer Equipment - 4.9%
 Comverse Technology, Inc. * ...........................      18,800       1,335
 Lexmark International Group, Inc. - Cl. A * ...........      29,700       2,985
 Micron Electronics, Inc. * ............................      68,700       1,189
 Quantum Corp. .........................................      81,800       1,738
 Wang Laboratories, Inc. * .............................      81,100       2,251
                                                                        --------
                                                                           9,498
Computer Software and Services - 14.0%
 BEA Systems, Inc. .....................................      92,425       1,132
 BMC Software, Inc. * ..................................       8,700         388
 Cadence Design Systems, Inc. * ........................      44,500       1,324
 Cambridge Technology Partners, Inc. * .................      30,700         679
 CBT Group Public, Ltd. - ADR * ........................      12,900         192
 Citrix Systems, Inc. * ................................      25,300       2,456
 Compuware Corp. * .....................................      21,300       1,664
 DST Systems, Inc. * ...................................      17,700       1,010
 EMC Corp. * ...........................................      26,000       2,210
 Excite, Inc. * ........................................      11,200         471
 Fiserv, Inc. ..........................................      32,900       1,692
 Infoseek Corp. * ......................................      24,300       1,200
 J.D. Edwards & Co. * ..................................      55,200       1,566
 Keane, Inc. * .........................................      43,300       1,729
 Network Associates, Inc. ..............................      40,800       2,703
 Novell, Inc. * ........................................      99,600       1,805
 SunGard Data Systems, Inc. ............................      63,600       2,524
 Unisys Corp. * ........................................      66,975       2,307
                                                                        --------
                                                                          27,052

Consumer - Miscellaneous - 1.4%
 Loewen Group, Inc. ....................................     102,200         862
 Select Appointments Holdings Public Ltd.,
  Co. - ADR ............................................      88,600       1,905
                                                                        --------
                                                                           2,767
Containers - 0.7%
 Sealed Air Corp. * ....................................      25,000       1,277
Cosmetics and Personal Care Products - 1.6%
 Dial Corp. ............................................     103,600       2,991
Electric Power - 1.0%
 Montana Power Co. .....................................      32,200       1,821
Electrical Equipment - 0.5%
 Best Buy Co., Inc. ....................................      14,300         878
Electronic Products and Services - 10.6%
 Analog Devices, Inc. * ................................      55,100       1,729
 Applied Materials, Inc. * .............................      19,400         828
 Artesyn Technologies, Inc. ............................      64,200         899
 Jabil Circuit, Inc. * .................................      65,775       4,908
 Linear Technology Corp. ...............................      11,700       1,048
 Maxim Integrated Products, Inc. * .....................      21,900         957
 Novellus Systems, Inc. * ..............................      16,000         792
 Sanmina Corp. * .......................................      34,700       2,169
 SCI Systems, Inc. * ...................................      33,300       1,923
 Sterling Commerce, Inc. * .............................      44,700       2,011
 Vitesse Semiconductor Corp. * .........................      19,400         885
 Waters Corp. * ........................................      26,900       2,347
                                                                        --------
                                                                          20,496
Financial Services - 2.0%
 CIT Group, Inc. - Cl. A * .............................      56,400       1,794
 CMAC Investment Corp. .................................      19,000         873
 Finova Group, Inc. ....................................      22,000       1,187
                                                                        --------
                                                                           3,854
Food, Beverage and Tobacco - 2.1%
 Aurora Foods, Inc. ....................................      78,900       1,563
 International Home Foods, Inc. * ......................      34,300         579
 Richfood Holdings, Inc. ...............................      66,300       1,376
 Sysco Corp. ...........................................      21,500         590
                                                                        --------
                                                                           4,108
Health Care Products - 7.5%
 Allegiance Corp. ......................................      27,600       1,287
 Elan Corp. plc - ADR * ................................      20,800       1,447
 Forest Laboratories, Inc. * ...........................      35,600       1,893
 Genzyme Corp. (General Division) * ....................      55,400       2,756
 Genzyme Molecular Oncology * ..........................       8,535          28
 Mylan Laboratories, Inc. ..............................     101,225       3,189
 STERIS Corp. ..........................................      70,200       1,996
 Stryker Corp. .........................................      34,100       1,878
                                                                        --------
                                                                          14,474
Health Care Services - 7.7%
 Covance, Inc. * .......................................      40,000       1,165
 HCR Manor Care, Inc. * ................................      82,950       2,437
 Health Management Associates, Inc. - Cl. A * ..........     109,300       2,364

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
DIVERSIFIED MID CAP GROWTH PORTFOLIO

                                                                       Market
                Name of Issuer                              Shares     Value
                                                                      (000's)
COMMON STOCK - Continued

Health Care Services - Continued
 HEALTHSOUTH Corp. * ...................................   117,300    $  1,811
 Humana, Inc. * ........................................     9,100         162
 IDX Systems Corp. .....................................    22,500         990
 Omnicare, Inc. ........................................    89,960       3,126
 Total Renal Care Holdings, Inc. * .....................    70,400       2,081
 Wellpoint Health Networks, Inc. * .....................     7,600         661
                                                                      --------
                                                                        14,797
Household Appliances/Furnishings - 1.0%
 Leggett & Platt, Inc. .................................    83,300       1,833

Insurance - 6.3%
 Ace, Ltd. * ...........................................    41,300       1,422
 Allmerica Financial Corp. .............................    25,300       1,464
 Executive Risk, Inc. ..................................    21,300       1,170
 EXEL, Ltd. - Cl. A ....................................    15,184       1,139
 Horace Mann Educators Corp. ...........................    36,500       1,040
 Mutual Risk Management, Ltd. ..........................    40,000       1,565
 Provident Cos., Inc. ..................................    23,400         971
 Reinsurance Group of America, Inc. - Non Voting .......    30,000       1,823
 ReliaStar Financial Corp. .............................    21,100         973
 UNUM Corp. ............................................    10,500         613
                                                                      --------
                                                                        12,180
Leisure and Recreation - 1.0%
 Hasbro, Inc. ..........................................    55,350       1,999

Media - Publishing - 0.4%
 Central Newspapers, Inc. ..............................    10,700         764

Media - TV/Radio - 3.6%
 Chancellor Media Corp. * ..............................    46,600       2,231
 Clear Channel Communications, Inc. * ..................    15,100         823
 Infinity Broadcasting Corp. - Cl. A * .................    60,000       1,642
 Univision Communications, Inc. - Cl. A * ..............    63,800       2,309
                                                                      --------
                                                                         7,005
Natural Gas Distribution - 0.4%
 KN Energy, Inc. .......................................    21,600         786

Oil - Equipment and Services - 0.2%
 BJ Services Co. * .....................................    13,000         203
 Cooper Cameron Corp. * ................................     7,200         177
                                                                      --------
                                                                           380
Oil and Natural Gas Exploration and Production - 1.7%
 Anadarko Petroleum Corp. ..............................    14,400         445
 Apache Corp. ..........................................    50,700       1,283
 MCN Energy Group, Inc. ................................    36,300         692
 Noble Affiliates, Inc. ................................    25,100         618
 Santa Fe International Corp. ..........................    11,700         171
                                                                      --------
                                                                         3,209
Pollution Control - 1.7%
 Republic Services, Inc. - Cl. A .......................   108,400       1,999
 United States Filter Corp. * ..........................    58,900       1,347
                                                                      --------
                                                                         3,346
Real Estate Investment Trust - 0.2%
 Spieker Properties, Inc. ..............................    10,100         350

Retail - Department Stores - 4.0%
 Amazon.com, Inc. * ....................................     2,700         867
 Circuit City Stores, Inc. .............................    29,100       1,453
 Fred Meyer, Inc. * ....................................    28,400       1,711
 Office Depot, Inc. ....................................    41,300       1,526
 OfficeMax, Inc. .......................................    16,400         201
 Staples, Inc. * .......................................    26,300       1,149
 Williams-Sonoma, Inc. .................................    22,000         887
                                                                      --------
                                                                         7,794
Retail - Drug Stores - 1.5%
 CVS Corp. .............................................    28,300       1,556
 Rite Aid Corp. ........................................    27,800       1,378
                                                                      --------
                                                                         2,934
Shoe and Apparel Manufacturing - 1.0%
 WestPoint Stevens, Inc. * .............................    63,300       1,998

Telecommunication Equipment - 3.0%
 American Tower Corp. - Cl. A ..........................    81,500       2,409
 Ascend Communications, Inc. ...........................    49,900       3,281
                                                                      --------
                                                                         5,690
Telecommunication Services - 4.3%
 Global Crossing, Ltd. .................................    46,700       2,107
 ICG Communications, Inc. ..............................    55,900       1,202
 Intermedia Communications, Inc. * .....................    66,400       1,146
 McLeodUSA, Inc. - Cl. A * .............................    64,200       2,006
 Qwest Communications International, Inc. * ............    13,900         695
 Tel-Save Holdings, Inc. * .............................    73,800       1,236
                                                                      --------
                                                                         8,392
Telephone - 1.5%
 Global TeleSystems Group, Inc. * ......................    26,200       1,461
 NEXTLINK Communications, Inc. * .......................    50,700       1,438
                                                                      --------
                                                                         2,899
Transportation Services - 0.2%
 Expeditors International of Washington, Inc ...........    10,100         424
                                                                      --------
                                     TOTAL COMMON STOCK-     98.1%     189,566

                                                             Par
                                                            Value
                                                           (000's)
SHORT-TERM INVESTMENTS - 2.5%
 Investment in joint repurchase agreement
  with Swiss Bank Corp. dated 12/31/98,
  4.85% due 1/4/99 (Secured by $106,507
  U.S. Treasury Bonds, 7.5% due 11/15/16,
  Market Value $133,134; $29,058 U.S.
  Treasury Bonds, 11.75% due 2/15/10, Market
  Value $40,718) .......................................    $4,878       4,878
                                                            ------    --------
                                      TOTAL INVESTMENTS-    100.6%     194,444
                    Payables, less cash and receivables-    (0.6)%      (1,112)
                                                            ------    --------
                                             NET ASSETS-    100.0%    $193,332
                                                            ======    ========


* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                                Par      Market
          Name of Issuer                                       Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.8%
 Raytheon Co. - Notes
 6.75% due 08/15/07 ....................................      $  200      $  212

Banks - 3.7%
 BankAmerica Corp. - Sub. Notes
 6.5% due 03/15/06 .....................................         150         157
 First Union Corp. - Sub. Notes
 8.125% due 06/24/02 ...................................         230         248
 Golden West Financial Corp. - Sub. Notes
 6.7% due 07/01/02 .....................................         150         155
 InterAmerican Development Bank - Debs.
 8.5% due 03/15/11 .....................................         200         255
 National City Bank of Pennsylvania -
 Sub. Notes
 7.25% due 10/21/11 ....................................          50          55
 Wells Fargo & Co. - Sub. Notes
 6.875% due 04/01/06 ...................................         150         160
                                                                          ------
                                                                           1,030
Brokerage and Investment Management - 0.8%
 Merrill Lynch & Co., Inc. - Notes
 8.0% due 06/01/07 .....................................         200         226

Business Services - 0.5%
 Comdisco, Inc. - Notes
 6.125% due 01/15/03 ...................................         150         148

Chemicals - 1.1%
 ICI Wilmington - Debs.
 8.75% due 05/01/01 ....................................         300         315

Computer Equipment - 0.4%
 International Business Machines Corp. - Debs.
 7.0% due 10/30/25 .....................................         100         111

Consumer - Miscellaneous - 0.4%
 Fortune Brands, Inc. - Debs.
 7.875% due 01/15/23 ...................................         100         117

Diversified Operations - 1.7%
 Diageo Capital plc
 6.125% due 08/15/05 ...................................         200         208
 Tenneco Corp. - Debs.
 10.2% due 03/15/08 ....................................         150         183
 Tyco International Group SA
 6.375% due 06/15/05 ...................................          80          82
                                                                          ------
                                                                             473
Electric Power - 1.1%
 Duke Energy Co.
 6.75% due 08/01/25 ....................................         100         100
 Florida Power & Light Co.
 7.75% due 02/01/23 ....................................          50          52
 Virginia Electric Power Co. - 1st Mortg.
 7.625% due 07/01/07 ...................................         150         170

Financial Services - 4.2%
 Citicorp Capital II - Bonds
 8.015% due 02/15/27 ...................................         100         110
 Commercial Credit Co.
 5.9% due 09/01/03 .....................................         150         151
 Ford Capital B.V. - Debs.
 9.5% due 06/01/10 .....................................         150         189
 General Electric Capital Corp. - Debs.
 8.75% due 05/21/07 ....................................         150         182
 KFW International Finance - Debs.
 9.125% due 05/15/01 ...................................         300         325
 Morgan Stanley, Dean Witter, Discover
 & Co. - Notes
 6.875% due 03/01/03 ...................................         200         208
                                                                          ------
                                                                           1,165
Food, Beverage and Tobacco - 0.8%
 Coca-Cola Enterprises, Inc. - Debs.
 8.5% due 02/01/22 .....................................         100         125
 Philip Morris - Debs.
 8.25% due 10/15/03 ....................................         100         110
                                                                          ------
                                                                             235
Foreign - 0.7%
 Government of Newfoundland
 9.0% due 10/15/21 .....................................          60          77
 Hydro-Quebec
 8.4% due 01/15/22 .....................................         100         124
                                                                          ------
                                                                             201
Foreign Governmental - 1.9%
 Kingdom of Sweden - Debs.
 12.0% due 02/01/10 ....................................          75         114
 Province of Manitoba - Debs.
 6.875% due 09/15/02 ...................................         200         210
 Province of Ontario
 8.0% due 10/17/01 .....................................         200         214
                                                                          ------
                                                                             538
Insurance - 1.0%
 Aetna Services, Inc.
 7.625% due 08/15/26 ...................................         100         101
 Torchmark Corp. - Debs.
 8.25% due 08/15/09 ....................................         100         116
 Travelers Property Casualty Corp. - Sr. Notes
 7.75% due 04/15/26 ....................................          50          56
                                                                          ------
                                                                             273
Machinery - 0.8%
 Reliance Electric Co. - Notes
 6.8% due 04/15/03 .....................................         200         211

Media - TV / Radio - 1.2%
 News America Holdings, Inc. - Debs.
 7.7% due 10/30/25 .....................................         100         107

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO


                                                                Par       Market
          Name of Issuer                                       Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Media - TV / Radio - Continued
 The Walt Disney Co. - Sr. Notes
 6.75% due 03/30/06 ....................................     $   200     $   217
                                                                         -------
                                                                             324
Metals and Mining - 0.7%
 Noranda, Inc. - Debs.
 7.0% due 07/15/05  ....................................         200         195

Natural Gas Distribution - 0.7%
 Enron Corp. - Notes
 6.75% due 09/15/04 ....................................         100         103
 Tennessee Gas Pipeline - Bonds
 7.5% due 04/01/17  ....................................         100         107
                                                                         -------
                                                                             210
Oil - 0.4%
 Tosco Corp. - Notes
 7.625% due 05/15/06  ..................................         115         122

Oil and Natural Gas Exploration and Production - 0.8%
 Occidental Petroleum Corp. - Sr. Notes
 10.125% due 11/15/01 ..................................         155         170
 Phillips Petroleum Co.
 6.65% due 07/15/18 ....................................          50          51
                                                                         -------
                                                                             221
Paper and Forest Products - 0.6%
 Bowater, Inc. - Debs.
 9.0% due 08/01/09  ....................................         100         120
 Champion International Corp. - Debs.
 7.35% due 11/01/25 ....................................          50          51
                                                                         -------
                                                                             171
Personal and Commercial Lending - 1.4%
 General Motors Acceptance Corp. - Notes
 9.625% due 12/15/01  ..................................         350         389

Pollution Control - 0.6%
 Waste Management, Inc. - Sr. Notes
 7.0% due 10/01/04  ....................................         150         157

Real Estate Investment Trust - 0.1%
 Spieker Properties, Inc. - Debs.
 7.5% due 10/01/27  ....................................          40          38

Retail - Department Stores - 0.8%
 Gap, Inc. - Notes
 6.9% due 09/15/07  ....................................         100         111
 Wal-Mart Stores - Debs.
 6.75% due 10/15/23 ....................................         100         108
                                                                         -------
                                                                             219
Retail - Drug Stores - 1.1%
 Rite Aid Corp. - Notes
 6.7% due 12/15/01  ....................................         300         308

Retail - Food - 0.2%
 McDonald's Corp. - Sub. Debs.
 7.31% due 09/15/27 ....................................          60          68

Telecommunication Services - 0.4%
 Bellsouth Telecommunications - Debs.
 7.0% due 10/01/25  ....................................         100         112

Telephone - 2.3%
 ALLTEL Corp. - Sr. Notes
 7.6% due 04/01/09  ....................................         100         113
 New York Telephone Co. - Debs.
 7.25% due 02/15/24 ....................................         100         105
 South Carolina Electric & Gas - 1st. Mtge.
 7.5% due 06/15/23  ....................................         100         105
 Southwestern Bell Telephone - Debs.
 5.875% due 06/01/03  ..................................         100         100
 Worldcom, Inc. - Sr. Notes
 6.4% due 08/15/05  ....................................         200         207
                                                                         -------
                                                                             630
Transportation Services - 0.8%
 Delta Air Lines - Debs.
 10.375% due 12/15/22 ..................................         100         130
 Laidlaw, Inc. - Debs.
 8.75% due 04/15/25 ....................................         100         108
                                                                         -------
                                                                             238
U.S. Government Agencies - 12.2%
 Federal Home Loan Bank
 5.58% due 08/17/01 ....................................         300         304
 Federal Home Loan Mortgage Corp.
 5.75% due 07/15/03 ....................................         200         205
 7.1% due 04/10/07 .....................................       1,500       1,670
 Federal National Mortgage Association
 8.35% due 11/10/99 ....................................       1,000       1,028
 Financing Corp. - Bonds
 8.6% due 09/26/19  ....................................         150         202
                                                                         -------
                                                                           3,409
U.S. Governmental - 52.6%
 U.S. Treasury - Bonds
 7.625% due 11/15/22  ..................................       3,180       4,122
 11.125% due 08/15/03 ..................................       2,000       2,524
 U.S. Treasury - Notes
 6.125% due 07/31/00  ..................................       3,300       3,373
 6.5% due 05/31/02 .....................................       2,000       2,112
 6.875% due 05/15/06 ...................................       2,290       2,589
                                                                         -------
                                                                          14,720
                                                                         -------
                            TOTAL PUBLICLY-TRADED BONDS-       96.8%      27,108


SHORT-TERM INVESTMENTS - 2.2%

 Investment in joint trading account (Note B)
  6.101% due 01/04/99 ..................................         628         628
                                                              ------     -------
                                      TOTAL INVESTMENTS-       99.0%      27,736
                    Cash and Receivables, less payables-        1.0%         265
                                                              ------     -------
                                             NET ASSETS-      100.0%     $28,001
                                                              ======     =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                        Market
                 Name of Issuer                            Shares       Value
                                                                       (000's)
COMMON STOCK

Aerospace and Defense - 0.6%
 Ducommun, Inc. ..................................           450     $        6
 Esterline Technologies Corp. * ..................           200              5
 Orbital Sciences Corp. * ........................           300             13
 The Fairchild Corp. - Cl. A .....................           300              5
                                                                     ----------
                                                                             29
Agricultural Operations - 0.2%
 Agribrands International, Inc. * ................           400             12

Auto and Truck Parts - 2.3%
 Arvin Industries, Inc. ..........................           300             12
 Avis Rental A Car, Inc. * .......................           700             17
 Bandag, Inc. ....................................           300             12
 Cooper Tire & Rubber Co. ........................           400              8
 Cummins Engine Company, Inc. ....................           100              4
 Lear Corp. * ....................................           300             12
 Meritor Automotive, Inc. ........................           400              8
 Navistar International * ........................           600             17
 Standard Products Co. ...........................           900             18
 Superior Industries International, Inc. .........           200              6
                                                                     ----------
                                                                            114
Automobile - 0.5%
 Copart, Inc. ....................................           600             19
 Hertz Corp. - Cl. A .............................           100              5
                                                                     ----------
                                                                             24
Banks - 6.8%
 Associated Banc-Corp ............................           400             14
 CCB Financial Corp. .............................           100              6
 Centura Banks, Inc. .............................           200             15
 City National Corp. .............................           600             25
 Commerce Bancorp, Inc. ..........................           300             16
 CORUS Bankshares, Inc. ..........................           300             10
 Cullen/Frost Bankers, Inc. ......................           300             17
 Dime Bancorp, Inc. ..............................         1,300             34
 First Sentinel Bancorp, Inc. ....................         1,500             12
 First Virginia Banks, Inc. ......................           200              9
 Hibernia Corp. - Cl. A ..........................           300              5
 Imperial Bancorp * ..............................           300              5
 Independence Community Bank Corp. ...............           400              6
 Mercantile Bankshares Corp. .....................           100              4
 North Fork Bancorporation, Inc. .................           600             14
 Old Kent Financial Corp. ........................           600             28
 Omega Financial Corp. ...........................         1,500             45
 One Valley Bancorp, Inc. ........................           200              7
 Roslyn Bancorp, Inc. ............................           200              4
 Staten Island Bancorp, Inc. .....................           200              4
 TCF Financial Corp. .............................           200              5
 United Bankshares, Inc. .........................           200              5
 Valley National Bancorp .........................           625             18
 Zions Bancorp ...................................           500             31
                                                                     ----------
                                                                            339
Brokerage and Investment Management - 0.7%
 EVEREN Capital Corp. ............................           300              7
 Jefferies Group, Inc. ...........................           200             10
 Morgan Keegan, Inc. .............................           600             11
 Waddell & Reed Financial, Inc. - Cl. A ..........           200              5
                                                                     ----------
                                                                             33
Business Services - 1.4%
 Forrester Research, Inc. * ......................           400             17
 InaCom Corp. ....................................           600              9
 Interim Services, Inc. ..........................           600             14
 Metzler Group, Inc. * ...........................           200             10
 Resource Bancshares Mortgage Group ..............         1,200             20
                                                                     ----------
                                                                             70
Chemicals - 1.4%
 Crompton & Knowles Corp. ........................           600             12
 International Specialty Products, Inc. ..........           800             11
 Millenium Chemicals, Inc. .......................           700             14
 Octel Corp. * ...................................           300              4
 Sigma-Aldrich Corp. .............................           300              9
 Solutia, Inc. ...................................           600             13
 Spartech Corp. ..................................           400              9
                                                                     ----------
                                                                             72
Commercial Services - 4.0%
 ACNielson Corp. * ...............................           500             14
 ADVO, Inc. ......................................           300              8
 Apollo Group, Inc. - Cl. A * ....................           100              3
 Concord EFS, Inc. * .............................           600             26
 Consolidated Graphics, Inc. * ...................           100              7
 Deluxe Corp. ....................................           600             22
 E'Town Corp. ....................................           400             19
 HON INDUSTRIES, Inc. ............................           200              5
 NOVA Corp. - Georgia * ..........................           100              4
 Primark Corp. ...................................           200              5
 Quintiles Transnational Corp. * .................           100              5
 Snyder Communications, Inc. * ...................           300             10
 StaffMark, Inc. .................................           300              7
 Standard Register Co. ...........................           300              9
 Thor Industries, Inc. ...........................           400             10
 True North Communications .......................           200              5
 Unisource Worldwide, Inc. .......................           900              7
 Veritas DGC, Inc. * .............................           300              4
 Wackenhut Corp. - Cl. A .........................           700             18
 World Color Press, Inc. * .......................           400             12
                                                                     ----------
                                                                            200
Computer Equipment - 2.7%
 Apple Computer, Inc. * ..........................           500             20
 Comverse Technology, Inc. * .....................           100              7
 Diebold, Inc. ...................................           400             14
 FORE Systems, Inc. * ............................           300              6
 Micron Electronics, Inc. * ......................           200              3
 National Computer Systems, Inc. * ...............           400             15
 NeoMagic Corp. * ................................           300              7
 Network Appliance, Inc. * .......................           200              9
 Quantum Corp. ...................................           400              9

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                        Market
                 Name of Issuer                            Shares       Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Computer Equipment - Continued
 SMART Modular Technologies, Inc. * ..............           200     $        6
 Tech Data Corp. * ...............................           400             16
 VERITAS Software Corp. * ........................           200             12
 Xircom, Inc. * ..................................           300             10
                                                                     ----------
                                                                            134
Computer Software and Services - 7.1%
 Acclaim Entertainment, Inc. * ...................         2,500             31
 Adobe Systems, Inc. .............................           100              5
 Advent Software, Inc. * .........................           300             14
 Affiliated Computer Services, Inc. - Cl. A * ....           100              4
 Autodesk, Inc. ..................................           300             13
 Bell & Howell Co. * .............................           300             11
 Citrix Systems, Inc. * ..........................           100             10
 DataWorks Corp. * ...............................         1,300             13
 DST Systems, Inc. * .............................           100              6
 EarthLink Network, Inc. * .......................           100              6
 Evans & Sutherland Computer Corp. * .............           400              7
 Excite, Inc. * ..................................           100              4
 Factset Research Systems, Inc. ..................           200             12
 Fiserv, Inc. ....................................           100              5
 HNC Software, Inc. ..............................           100              4
 Hyperion Solutions Corp. ........................           200              4
 Intuit, Inc. * ..................................           100              7
 J.D. Edwards & Co. * ............................           100              3
 Keane, Inc. * ...................................           200              8
 Learning Company, Inc. ..........................           200              5
 Legato Systems, Inc. * ..........................           100              7
 Lycos, Inc. * ...................................           100              5
 Macromedia, Inc. * ..............................           200              7
 MindSpring Enterprises, Inc. * ..................           700             43
 National Data Corp. .............................           100              5
 NCR Corp. * .....................................           500             21
 Netscape Communications Corp. * .................           200             12
 New Era of Networks, Inc. * .....................           200              9
 Peregrine Systems, Inc. * .......................           100              5
 Policy Management Systems Corp. * ...............           200             10
 PSINet, Inc. * ..................................           300              6
 Rational Software Corp. * .......................           300              8
 RealNetworks, Inc. * ............................           100              3
 Sapient Corp. ...................................           100              6
 Siebel Systems, Inc. * ..........................           200              7
 Sterling Software, Inc. * .......................           200              5
 SunGard Data Systems, Inc. ......................           100              4
 Synopsys, Inc. ..................................           400             22
                                                                     ----------
                                                                            357
Construction - 2.2%
 Ameron International Corp. ......................           100              4
 Armstrong World Industries, Inc. ................           300             18
 CalMat Co. ......................................           400             12
 Dycom Industries, Inc. ..........................           100              6
 Granite Construction, Inc. ......................           200              7
 Lafarge Corp. ...................................           500             20
 NVR, Inc. * .....................................           200             10
 Southdown, Inc. .................................           200             12
 U.S. Home Corp. * ...............................           100              3
 USG Corp. * .....................................           400             20
                                                                     ----------
                                                                            112
Consumer - Miscellaneous - 1.8%
 American Greetings Corp. - Cl. A ................           500             21
 Briggs & Stratton Corp. .........................           200             10
 Fingerhut Cos., Inc. ............................           800             12
 Herbalife International, Inc. - Cl. A ...........           700             10
 Metamor Worldwide, Inc. * .......................           400             10
 Nu Skin Enterprises, Inc. - Cl. A * .............           500             12
 Personnel Group of America, Inc. ................           600             10
 Stewart Enterprises, Inc. - Cl. A ...............           300              7
                                                                     ----------
                                                                             92
Containers - 0.2%
 First Brands Corp. ..............................           100              4
 Sonoco Products Co. .............................           200              6
                                                                     ----------
                                                                             10
Cosmetics and Personal Care Products - 0.6%
 AptarGroup, Inc. ................................           400             11
 Dial Corp. ......................................           200              6
 Playtex Products, Inc. * ........................           800             13
                                                                     ----------
                                                                             30
Diversified Operations - 2.8%
 Chemed Corp. ....................................           100              3
 Coltec Industries * .............................           300              6
 Crane Co. .......................................           200              6
 Dexter Corp. ....................................           200              6
 Eastern Enterprises .............................           100              4
 Gerber Scientific, Inc. .........................           200              5
 Harsco Corp. ....................................           300              9
 Hawaiian Electric Industries ....................           300             12
 National Service Industries, Inc. ...............           100              4
 Ogden Corp. .....................................           800             20
 Pall Corp. ......................................           500             13
 Raychem Corp. ...................................           300             10
 Sodexho Marriott Services, Inc. .................           200              5
 SPS Technologies, Inc. ..........................           100              6
 Teleflex, Inc. ..................................           300             14
 Trinity Industries, Inc. ........................           100              4
 Viad Corp. ......................................           200              6
 Westinghouse Air Brake Co. ......................           300              7
                                                                     ----------
                                                                            140
Electric Power - 5.2%
 Allegheny Energy, Inc. ..........................           500             17
 BEC Energy ......................................           500             21
 Calpine Corp. * .................................           300              8
 Central Hudson Gas & Electric Corp. .............           100              4
 Citizens Utilities Co. - Cl. B ..................           806              7
 CMP Group, Inc. .................................         1,300             25
 Conectiv, Inc. ..................................           500             12
 DPL, Inc. .......................................           200              4

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                        Market
                 Name of Issuer                            Shares       Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Electric Power - Continued
 DQE, Inc. .......................................           100     $        4
 Eastern Utilities Associates ....................           300              9
 Idacorp, Inc. ...................................           100              4
 Interstate Energy Corp. .........................           100              3
 Kansas City Power & Light Co. ...................           100              3
 LG&E Energy Corp. ...............................           200              6
 Montana Power Co. ...............................           100              6
 Nevada Power Co. ................................           100              3
 New England Electric System .....................           200             10
 Niagara Mohawk Power Corp. ......................           500              8
 NIPSCO Industries, Inc. .........................           500             15
 Potomac Electric Power Co. ......................           300              8
 Public Service Co. of New Mexico ................         1,000             20
 Puget Sound Energy, Inc. ........................           300              8
 Rochester Gas and Electric Corp. ................           200              6
 SCANA Corp. .....................................           100              3
 Teco Energy, Inc. ...............................           300              8
 United Illuminating Co. .........................           100              5
 UtiliCorp United, Inc. ..........................           400             15
 Washington Water Power Co. ......................           400              8
 Western Resources, Inc. .........................           100              3
 Wisconsin Energy Corp. ..........................           200              6
                                                                     ----------
                                                                            259
Electrical Equipment - 1.6%
 American Power Conversion .......................           300             15
 Anixter International, Inc. .....................           400              8
 Best Buy Co., Inc. ..............................           400             25
 EG & G, Inc. ....................................           300              8
 Molex, Inc. .....................................           300             11
 Pentair, Inc. ...................................           300             12
                                                                     ----------
                                                                             79
Electronic Products and Services - 5.8%
 Aavid Thermal Technologies, Inc. * ..............           300              5
 Advanced Micro Devices, Inc. * ..................           200              6
 Altera Corp. * ..................................           300             18
 Arrow Electronics, Inc. * .......................           700             19
 Avnet, Inc. .....................................           200             12
 Checkpoint Systems, Inc. ........................           900             11
 CHS Electronics, Inc. * .........................         1,500             26
 CTS Corp. .......................................           400             17
 Hubbell, Inc. - Cl. B ...........................           400             15
 KLA-Tencor Corp. * ..............................           300             13
 Microchip Technology, Inc * .....................           200              7
 National Semiconductor Corp. * ..................           400              5
 PMC-Sierra, Inc. * ..............................           100              6
 SCI Systems, Inc. * .............................           100              6
 Sterling Commerce, Inc. * .......................           500             23
 Stoneridge, Inc. ................................           400              9
 Storage Technology Corp. ........................           100              4
 Teradyne, Inc. * ................................           400             17
 Thomas & Betts Corp. ............................           400             17
 Uniphase Corp. * ................................           100              7
 Unitrode Corp. ..................................           300              5
 Vitesse Semiconductor Corp. * ...................           200              9
 Waters Corp. * ..................................           300             26
 Xilinx, Inc. * ..................................           100              7
                                                                     ----------
                                                                            290
Energy - Alternative Source - 0.3%
 Energy East Corp. ...............................           300             17

Financial Services - 2.0%
 Financial Federal Corp. .........................           200              5
 Finova Group, Inc. ..............................           200             11
 FirstFed Financial Corp. * ......................           500              9
 GreenPoint Financial Corp. ......................           400             14
 Heller Financial, Inc. ..........................         1,200             35
 Long Beach Financial Corp. ......................         2,200             16
 People's Bank - Bridgeport ......................           400             11
                                                                     ----------
                                                                            101
Food, Beverage and Tobacco - 1.8%
 Adolph Coors Co. - Cl. B ........................           100              6
 Canandaigua Brands Inc. - Cl. A * ...............           100              6
 Corn Products International, Inc. ...............           200              6
 Fleming Cos., Inc. ..............................         1,500             16
 Flowers Industries, Inc. ........................           300              7
 IBP, Inc. .......................................           200              6
 International Multifoods Corp. ..................           200              5
 J.M. Smucker Co. ................................           700             17
 SUPERVALU, Inc. .................................           400             11
 Universal Corp. .................................           200              7
 Weis Markets, Inc. ..............................           100              4
                                                                     ----------
                                                                             91
Health Care Products - 6.7%
 Agouron Pharmaceuticals, Inc. * .................           100              6
 Allegiance Corp. ................................           600             28
 Allergan, Inc. ..................................           500             32
 Alpharma, Inc. - Cl A ...........................           700             25
 Barr Laboratories, Inc. * .......................           100              5
 Bausch & Lomb, Inc. .............................           400             24
 Beckman Coulter, Inc. ...........................           100              5
 Bergen Brunswig Corp. - Cl. A ...................           800             28
 Biomet, Inc. ....................................           200              8
 Block Drug Co.- Cl. A ...........................           618             27
 C.R. Bard, Inc. .................................           200             10
 Centocor, Inc. * ................................           100              5
 Chiron Corp. * ..................................           400             10
 Forest Laboratories, Inc. * .....................           200             11
 Genzyme Corp. (General Division) * ..............           300             15
 Haemonetics Corp. * .............................           200              5
 Landauer, Inc ...................................           300             10
 Mallinckrodt, Inc. ..............................           300              9
 Maxxim Medical, Inc. * ..........................           200              6
 Medicis Pharmaceutical Corp. - Cl. A ............           100              6
 Mylan Laboratories, Inc. ........................           400             12
 Priority Healthcare Corp. - Cl. B ...............           700             36
 Roberts Pharmaceutical Corp. * ..................           400              9

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                        Market
                 Name of Issuer                            Shares       Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Safeskin Corp. * ................................           100     $        2
                                                                     ----------
                                                                            334
Health Care Services - 2.9%
 AmeriPath, Inc. * ...............................           500              4
 AmeriSource Health Corp. - Cl.A * ...............           400             26
 Beverly Enterprises, Inc. .......................         1,800             12
 Bindley Western Industries ......................           366             18
 Biogen, Inc. * ..................................           300             25
 Covance, Inc. * .................................           200              6
 HCR Manor Care, Inc. * ..........................           100              3
 Integrated Health Services, Inc. ................           700             10
 Omnicare, Inc. ..................................           100              4
 PacifiCare Health Systems, Inc. - Cl. B * .......           100              8
 Prime Medium Services, Inc. .....................         1,100              8
 Quest Diagnostics, Inc. * .......................           200              4
 Total Renal Care Holdings, Inc. * ...............           200              6
 Trigon Healthcare, Inc. * .......................           200              7
 Universal Health Services, Inc. - Cl. B * .......           100              5
                                                                     ----------
                                                                            146
Household Appliances/Furnishings - 2.0%
 Ethan Allen Interiors, Inc. .....................           300             12
 Herman Miller, Inc. .............................           500             14
 HomeBase, Inc. ..................................         1,400              9
 Knoll, Inc. .....................................           300              9
 Mohawk Industries, Inc. * .......................           100              4
 Pillowtex Corp. .................................           100              3
 Premark International, Inc. .....................           900             31
 Shaw Industries, Inc ............................           200              5
 Springs Industries, Inc. - Cl. A ................           300             12
                                                                     ----------
                                                                             99
Housing - 1.8%
 American Standard Cos., Inc. ....................           200              7
 Centex Corp. ....................................           400             18
 Champion Enterprises, Inc. * ....................           200              6
 D.R. Horton, Inc. ...............................           800             18
 Kaufman & Broad Home Corp. ......................           500             14
 Owens Corning ...................................           400             14
 Pulte Corp. .....................................           400             11
 Toll Brothers, Inc. * ...........................           200              5
                                                                     ----------
                                                                             93
Insurance - 4.4%
 Allmerica Financial Corp. .......................           100              6
 Ambac Financial Group, Inc. .....................           200             12
 American Bankers Insurance Group, Inc. ..........           100              5
 Arthur J. Gallagher & Co. .......................           100              4
 Capital Re Corp. ................................           200              4
 Delphi Financial Group, Inc. - Cl. A * ..........           204             11
 Enhance Financial Services Group, Inc. ..........           400             12
 Everest Reinsurance Holdings ....................           400             16
 FBL Financial Group - Cl. A .....................           900             22
 Fidelity National Financial, Inc. ...............           110              3
 First American Financial Corp. ..................           500             16
 Fremont General Corp. ...........................           600             15
 Hilb, Rogal & Hamilton Co. ......................           200              4
 LandAmerica Financial Group, Inc. ...............           100              6
 Medical Assurance, Inc. .........................           330             11
 Nationwide Financial Services - Cl. A ...........           100              5
 Old Republic International Corp. ................           600             13
 Perkin-Elmer Corp. ..............................           200             19
 Protective Life Corp. ...........................           400             16
 Reinsurance Group of America ....................           300             21
                                                                     ----------
                                                                            221
Leisure and Recreation - 1.3%
 Brunswick Corp. .................................           200              5
 Dover Downs Entertainment * .....................           600              7
 Electronic Arts, Inc. * .........................           200             11
 Harveys Casino Resorts ..........................           200              6
 International Game Technology ...................           200              5
 Metro-Goldwyn-Mayer, Inc. (MGM) * ...............           400              5
 Promus Hotel Corp. * ............................           300             10
 Sunburst Hospitality Corp. ......................         2,900             12
 WMS Industries, Inc. ............................           700              5
                                                                     ----------
                                                                             66
Machinery - 1.3%
 Chart Industries, Inc. ..........................         1,600             12
 Commercial Intertech Corp. ......................           700              9
 Gleason Corp. ...................................           400              7
 Imation Corp. * .................................           600             11
 JLG Industries, Inc. ............................           400              6
 NACCO Industries, Inc. - Cl. A ..................           200             19
                                                                     ----------
                                                                             64
Media - Publishing - 1.3%
 Big Flower Holdings, Inc. * .....................           500             11
 McClatchy Newspapers, Inc. ......................           800             28
 Meredith Corp. ..................................           100              4
 Pulitzer Publishing Co. .........................           200             17
 Warnaco Group, Inc. - Cl. A .....................           200              5
                                                                     ----------
                                                                             65
Media - TV/Radio - 1.3%
 A.H. Belo Corp. - Common Ser. A .................           400              8
 Adelphia Communications Corp. - Cl. A ...........           200              9
 Chancellor Media Corp. * ........................           200             10
 Hearst-Argyle Television, Inc. * ................           300             10
 Jacor Communications, Inc. * ....................           100              6
 King World Productions, Inc. * ..................           300              9
 USA Networks, Inc. * ............................           400             13
                                                                     ----------
                                                                             65
Metal Product and Fabrication - 0.1%
 Ryerson Tull, Inc. - Cl. A ......................           500              5

Metals and Mining - 0.8%
 Asarco, Inc. ....................................           500              8
 Chase Industries, Inc. ..........................           300              3
 Cyprus Amax Minerals Co. ........................         1,100             11

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                        Market
                 Name of Issuer                            Shares       Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Metals and Mining - Continued
 Phelps Dodge Corp. ..............................           200     $       10
 Precision Castparts Corp. .......................           200              9
                                                                     ----------
                                                                             41
Natural Gas Distribution - 0.7%
 KeySpan Energy ..................................           440             14
 Peoples Energy Corp. ............................           100              4
 Piedmont Natural gas Co. ........................           100              3
 UGI Corp. .......................................           500             12
                                                                     ----------
                                                                             33
Oil - Equipment and Services - 0.8%
 Berry Petroleum Co. .............................           300              4
 BJ Services Co. * ...............................           600              9
 Daniel Industries, Inc. .........................           500              6
 Pool Energy Services Co. * ......................           900             10
 SEACOR SMIT, Inc. ...............................           100              5
 Tidewater, Inc. .................................           300              7
                                                                     ----------
                                                                             41
Oil and Natural Gas Exploration and Production - 2.5%
 Apache Corp. ....................................           500             13
 Cabot Oil & Gas Corp. - Cl. A ...................           200              3
 Devon Energy Corp. ..............................           100              3
 Enron Oil & Gas Co. .............................           300              5
 Helmerich & Payne, Inc. .........................           200              4
 Kerr-McGee Corp. ................................           600             23
 Murphy Oil Corp. ................................           700             29
 Noble Affiliates, Inc. ..........................           200              5
 PennzEnergy Co. .................................           100              1
 Pennzoil-Quaker State Co. * .....................           100              1
 Snyder Oil Corp. ................................           200              3
 Sunoco, Inc. ....................................           500             18
 Ultramar Diamond Shamrock Corp. .................           400             10
 Valero Energy Corp. .............................           400              8
                                                                     ----------
                                                                            126
Paper and Forest Products - 1.6%
 Boise Cascade Corp. .............................           100              3
 Consolidated Papers, Inc. .......................           200              5
 Louisiana-Pacific Corp. .........................           200              4
 Mead Corp. ......................................           300              9
 Potlatch Corp. ..................................           400             15
 Rayonier, Inc. ..................................           300             14
 Temple-Inland, Inc. .............................           300             18
 Westvaco Corp. ..................................           500             13
                                                                     ----------
                                                                             81
Personal and Commercial Lending - 0.9%
 Countrywide Credit Industries, Inc. .............           200             10
 Fund American Enterprises Holdings, Inc. ........           200             28
 IMC Mortgage Co. * ..............................         1,800
 Metris Cos., Inc. ...............................           159              8
                                                                     ----------
                                                                             46
Pollution Control - 0.4%
 Allied Waste Industries, Inc. * .................           300              7
 Aqua Alliance, Inc. .............................         2,800              6
 United States Filter Corp. * ....................           300              7
                                                                     ----------
                                                                             20
Precious Metals/Gems/Stones - 0.4%
 Freeport-McMoRan Copper & Gold ..................         1,200             13
 Homestake Mining Co. ............................           800              7
                                                                     ----------
                                                                             20
Real Estate Development - 0.6%
 Lennar Corp. ....................................           500             13
 Ryland Group, Inc. ..............................           600             17
                                                                     ----------
                                                                             30
Real Estate Operations - 0.1%
 Security Capital Group, Inc. - Cl. B * ..........           400              5

Retail - Department Stores - 5.0%
 99 Cents Only Stores * ..........................           125              6
 Abercrombie & Fitch Co. * .......................           200             14
 Ames Department Stores, Inc. * ..................           300              8
 AnnTaylor Stores Corp. * ........................           200              8
 Bed Bath & Beyond, Inc. * .......................           300             10
 BJ's Wholesale Club, Inc. .......................           100              5
 Blair Corp. .....................................         1,000             22
 Borders Group, Inc. * ...........................           200              5
 Department 56, Inc. .............................           300             11
 Dollar Tree Stores, Inc. * ......................           200              9
 Family Dollar Stores, Inc. ......................           200              4
 Genesco, Inc. ...................................         1,700             10
 Goody's Family Clothing, Inc. ...................           800              8
 Hollywood Entertainment Corp. * .................           400             11
 JLK Direct Distribution, Inc. * .................           500              5
 Jo-Ann Stores, Inc. .............................           200              3
 Linens 'N Things, Inc. * ........................           200              8
 Michaels Stores, Inc. * .........................           200              4
 Musicland Stores Corp. * ........................           300              5
 Neiman Marcus Group, Inc. * .....................           500             12
 Office Depot, Inc. ..............................           200              7
 Ross Stores, Inc. ...............................           100              4
 Saks, Inc. ......................................           500             16
 Talbots, Inc. ...................................           200              6
 Transport World Entertainment Corp. * ...........           500             10
 Williams-Sonoma, Inc. ...........................           400             16
 Zale Corp. * ....................................           800             26
                                                                     ----------
                                                                            253
Retail - Drug Stores - 0.1%
 Longs Drug Stores, Inc. .........................           100              4

Retail - Food - 1.4%
 Brinker International, Inc. * ...................           800             23
 CKE Restaurants, Inc. ...........................           220              7
 Darden Restaurants, Inc. ........................           400              7
 Interstate Bakeries .............................           200              5
 Luby's Cafeterias, Inc. .........................           200              3
 Michael Foods, Inc. .............................           400             12

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                        Market
                 Name of Issuer                            Shares       Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Retail - Food - Continued
 Outback Steakhouse, Inc. * ......................           100     $        4
 The Great Atlantic & Pacific Tea Company, Inc. ..           200              6
 Wendy's International, Inc. .....................           200              4
                                                                     ----------
                                                                             71
Shoe and Apparel Manufacturing - 0.7%
 Burlington Industries, Inc. * ...................         1,400             15
 Jones Apparel Group, Inc. * .....................           300              7
 Kellwood Co. ....................................           200              5
 Liz Claiborne, Inc. .............................           100              3
 Russell Corp. ...................................           200              4
 WestPoint Stevens, Inc. * .......................           100              3
                                                                     ----------
                                                                             37
Steel - 1.2%
 AK Steel Holding Corp. ..........................           800             19
 Bethleham Steel Corp. * .........................         1,500             12
 Citation Corp. ..................................           600              7
 LTV Corp. .......................................         1,200              7
 National Steel Corp. - Cl. B * ..................         1,500             11
 USX-US Steel Group, Inc. ........................           200              5
                                                                     ----------
                                                                             61
Telecommunication Equipment - 2.4%
 AFC Cable Systems, Inc. .........................           400             13
 American Tower Corp. - Cl. A ....................           200              6
 Aspect Telecommunications .......................           500              9
 Brightpoint, Inc. * .............................           400              6
 General Instrument Corp. * ......................           500             17
 GeoTel Communications Corp. * ...................           200              7
 Paging Network, Inc. * ..........................         1,000              5
 Plantronics, Inc. * .............................           100              9
 QUALCOMM, Inc. * ................................           600             31
 RELTEC Corp. * ..................................           200              4
 Scientific-Atlanta, Inc. ........................           300              7
 Symbol Technologies, Inc. .......................           100              6
                                                                     ----------
                                                                            120
Telecommunication Services - 1.5%
 COMSAT Corp. ....................................           200              7
 United States Cellular Corp. * ..................         1,000             38
 West TeleServices Corp. * .......................         1,800             17
 Winstar Communications, Inc. * ..................           300             12
                                                                     ----------
                                                                             74
Telephone - 0.6%
 Aliant Communications, Inc. .....................           100              4
 NEXTLINK Communications, Inc. * .................           200              6
 Telephone and Data Systems, Inc. ................           400             18
                                                                     ----------
                                                                             28
Transportation Services - 1.8%
 Airbourne Freight Corp. .........................           500             18
 Alaska Air Group, Inc. * ........................           200              9
 America West Holdings Corp. - Cl. B * ...........           500              8
 CNF Transportation, Inc. ........................           200              8
 COMAIR Holdings, Inc. ...........................           100              3
 Continental Airlines, Inc. - Cl. B * ............           300             10
 GATX Corp. ......................................           700             27
 Ryder System, Inc. ..............................           300              8
                                                                     ----------
                                                                             91
                                                                     ----------
                               TOTAL COMMON STOCK-         98.6%          4,945
                                                      ----------     ----------
                                TOTAL INVESTMENTS-         98.6%          4,945
              Cash and Receivables, less payables-          1.4%             70
                                                      ----------     ----------
                                       NET ASSETS-        100.0%     $    5,015
                                                      ==========     ==========

 * Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
REAL ESTATE EQUITY PORTFOLIO

                                                                         Market
                Name of Issuer                            Shares          Value
                                                                         (000's)
COMMON STOCK

Real Estate Development - 2.8%
 Catellus Development Corp. * ....................       300,000          4,294
Real Estate Investment Trust - 95.8%
 Avalonbay Communities, Inc. .....................       185,245          6,345
 Bradley Real Estate, Inc. .......................       165,000          3,383
 Brandywine Realty Trust .........................       240,000          4,290
 BRE Properties, Inc. ............................       225,000          5,569
 Burnham Pacific Properties, Inc. ................       190,000          2,292
 Camden Property Trust ...........................       175,000          4,550
 CarrAmerica Realty Corp. ........................       150,000          3,600
 Chateau Communities, Inc. .......................       158,180          4,637
 Cousins Properties, Inc. ........................       106,000          3,419
 Crescent Real Estate Equities, Inc. .............       185,000          4,255
 Developers Diversified Realty Corp. .............       230,000          4,082
 Duke Realty Investments, Inc. ...................       225,000          5,231
 Equity Office Properties Trust ..................       253,093          6,074
 Equity Residential Properties Trust .............       175,000          7,077
 Franchise Finance Corp. of America ..............       113,000          2,712
 Glimcher Realty Trust ...........................       159,900          2,508
 Highwoods Properties, Inc. ......................       100,000          2,575
 JDN Realty Corp. ................................       200,000          4,312
 JP Realty, Inc. .................................       135,000          2,649
 Kilroy Realty Corp. .............................       165,000          3,795
 Kimco Realty Corp. ..............................       100,000          3,969
 Liberty Property Trust ..........................       190,000          4,679
 Mack-Cali Realty Corporation ....................       125,000          3,859
 MGI Properties, Inc. ............................        40,000          1,118
 Patriot American Hospitality, Inc. ..............       188,004          1,128
 Post Properties, Inc. ...........................       124,700          4,793
 Prentiss Properties Trust .......................       200,000          4,462
 Prologis Trust ..................................       150,059          3,114
 Public Storage, Inc. ............................       135,000          3,653
 Regency Realty Corp. ............................       160,000          3,560
 Simon Property Group, Inc. ......................       155,000          4,417
 Spieker Properties, Inc. ........................       114,000          3,947
 Starwood Hotels & Resorts .......................       105,000          2,382
 Storage USA, Inc. ...............................       144,000          4,653
 Sun Communities, Inc. ...........................        90,000          3,133
 Sunstone Hotel Investors, Inc. ..................       200,000          1,888
 Vornado Realty Trust ............................       110,000          3,713
 Weeks Corp. .....................................       160,600          4,527
                                                                     ----------
                                                                        146,350
                                                                     ----------
                               TOTAL COMMON STOCK-         98.6%        150,644


                Name of Issuer                            Par           Market
                                                         Value          Value
                                                        (000's)        (000's)
SHORT-TERM INVESTMENTS - 0.8%
 Investment in joint trading account (Note B)
   6.101% due 01/04/99 ...........................    $    1,264     $    1,264
                                                      ----------     ----------
                                TOTAL INVESTMENTS-         99.4%        151,908
              Cash and Receivables, less payables-          0.6%            881
                                                      ----------     ----------
                                       NET ASSETS-        100.0%     $  152,789
                                                      ----------     ----------


* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1998
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                      Market
        Name of Issuer                                   Shares       Value
                                                                     (000's)
COMMON STOCK

Aerospace and Defense - 2.7%
 Lockheed Martin Corp. ...........................       157,800   $     13,374
 United Technologies Corp. .......................       802,300         87,250
                                                                   -------------
                                                                        100,624
Auto and Truck Parts - 0.8%
 Dana Corp. ......................................       440,800         18,018
 Lear Corp. *.....................................       298,600         11,496
                                                                   -------------
                                                                         29,514
Automobile - 1.5%
 Ford Motor Co. ..................................       920,300         54,010
Banks - 6.4%
 Bank of New York Co., Inc. ......................       483,400         19,457
 Bank One Corp. ...................................      145,100          7,409
 BankAmerica Corp. ...............................       708,536         42,601
 Comerica, Inc. ..................................       534,400         36,439
 First Union Corp. ...............................       616,000         37,461
 State Street Corp................................       100,000          6,956
 U.S. Bancorp ....................................       317,600         11,275
 Wells Fargo & Co. ...............................     1,852,500         73,984
                                                                   -------------
                                                                        235,582
Brokerage and Investment Management - 0.9%
 Morgan Stanley, Dean Witter, Discover
  & Co. ..........................................       444,200         31,538
Chemicals - 1.3%
 Air Products & Chemicals, Inc. ..................     1,079,800         43,192
 Solutia, Inc. ...................................       288,100          6,446
                                                                   -------------
                                                                         49,638
Computer Equipment - 6.5%
 Compaq Computer Corp. ...........................       945,000         39,631
 Dell Computer Corp. * ...........................       476,000         34,837
 Intel Corp. .....................................       591,300         70,106
 International Business Machines Corp. ...........       306,800         56,681
 Xerox Corp. .....................................       330,200         38,964
                                                                   -------------
                                                                        240,219
Computer Software and Services - 5.9%
 Cadence Design Systems, Inc. * ..................       559,900         16,657
 Computer Associates International, Inc...........       637,500         27,173
 First Data Corp. ................................       750,100         23,769
 Microsoft Corp. .................................     1,046,300        145,109
 Sun Microsystems, Inc. * ........................        49,100          4,204
                                                                   -------------
                                                                        216,912
Consumer - Miscellaneous - 1.2%
 Avery Dennison Corp. ............................       307,300         13,848
 Honeywell, Inc. .................................       262,200         19,747
 Unilever NV - NY Shares .........................       110,500          9,164
                                                                   -------------
                                                                         42,759
Containers - 0.3%
 Smurfit-Stone Container Corp. * .................       775,000         12,255

Cosmetics and Personal Care Products - 3.0%
 Avon Products, Inc. .............................       672,200         29,745
 Colgate-Palmolive Co. ...........................       150,500         13,978
 Dial Corp. ......................................       764,400         22,072
 Procter & Gamble Co. ............................       486,500         44,423
                                                                   -------------
                                                                        110,218
Diversified Operations - 6.3%
 General Electric Co. ............................     1,378,900        140,734
 Ogden Corp. .....................................       416,400         10,436
 Textron, Inc. ...................................       137,500         10,441
 Tyco International, Ltd. ........................       914,000         68,950
                                                                   -------------
                                                                        230,561
Electric Power - 3.8%
 Ameren Corp. ....................................       518,700         22,142
 Dominion Resources, Inc. ........................       526,600         24,619
 Florida Progress Corp. ..........................       819,300         36,715
 FPL Group, Inc. .................................       627,100         38,645
 Houston Industries, Inc. ........................       489,500         15,725
                                                                   -------------
                                                                        137,846
Electronic Products and Services - 2.7%
 Cisco Systems, Inc. * ...........................       546,150         50,690
 Pitney Bowes, Inc. ..............................       727,500         48,060
                                                                   -------------
                                                                         98,750
Financial Services - 3.8%
 American Express Co. ............................       117,600         12,024
 Associates First Capital Corp. - Cl A ...........       500,792         21,221
 Citigroup, Inc. .................................     2,176,600        107,742
                                                                   -------------
                                                                        140,987
Food, Beverage and Tobacco - 3.7%
 H.J. Heinz Co. ..................................       292,900         16,586
 PepsiCo, Inc. ...................................       896,200         36,688
 Philip Morris Cos., Inc. ........................       892,200         47,733
 Quaker Oats Co. .................................       375,700         22,354
 Universal Foods Corp. ...........................       467,800         12,835
                                                                   -------------
                                                                        136,196
Health Care Products - 11.6%
 Abbott Laboratories .............................     1,058,000         51,842
 Amgen, Inc. * ...................................        95,000          9,933
 Becton, Dickinson & Co. .........................       339,800         14,505
 Bristol-Myers Squibb Co. ........................       481,700         64,458
 Cardinal Health, Inc. ...........................       872,350         66,190
 Glaxo Wellcome plc - ADR ........................       223,200         15,512
 Guidant Corp. ...................................       312,500         34,453
 Hillenbrand Industries, Inc. ....................       134,900          7,672
 Johnson & Johnson ...............................        86,500          7,255
 McKesson Corp. ..................................       112,100          8,863
 Merck & Co., Inc. ...............................       393,200         58,071
 Mylan Laboratories, Inc. ........................       800,000         25,200
 Pfizer, Inc. ....................................       222,700         27,935

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1998
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                      Market
        Name of Issuer                                   Shares       Value
                                                                     (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Schering-Plough Corp. ...........................       430,800   $     23,802
 Sepracor, Inc. * ................................       101,200          8,918
                                                                   -------------
                                                                        424,609
Health Care Services - 1.5%
 HEALTHSOUTH Corp. * .............................     1,588,700         24,525
 Lincare Holdings, Inc. ..........................       296,300         12,019
 Wellpoint Health Networks, Inc. * ...............       199,700         17,374
                                                                   -------------
                                                                         53,918
Housing - 0.4%
 Masco Corp. .....................................       460,600         13,242

Insurance - 5.0%
 Allstate Corp. ..................................       615,600         23,778
 American International Group, Inc................       373,200         36,060
 Cigna Corp. .....................................       286,500         22,150
 Hartford Financial Services Group, Inc...........       616,800         33,847
 Hartford Life, Inc. - Cl. A .....................       165,200          9,623
 Marsh & McLennan Cos., Inc. .....................       650,700         38,025
 Travelers Property Casualty Corp. - Cl. A               659,700         20,451
                                                                   -------------
                                                                        183,934
Machinery - 0.5%
 Ingersoll-Rand Co. ..............................       407,250         19,115

Media - Publishing - 0.2%
 Warnaco Group, Inc. - Cl. A .....................       282,300          7,128

Media - TV / Radio - 1.2%
 Viacom, Inc. - Cl. B * ..........................       607,500         44,955

Natural Gas Distribution - 0.4%
 Consolidated Natural Gas Co. ....................       297,100         16,043

Oil - Equipment and Services - 0.9%
 Halliburton Co. .................................       819,100         24,266
 Schlumberger, Ltd. ..............................       207,300          9,562
                                                                   -------------
                                                                         33,828
Oil and Natural Gas Exploration and Production - 2.3%
 BP Amoco plc - ADR ..............................       272,100         24,387
 Exxon Corp. .....................................       281,600         20,592
 Phillips Petroleum Co. ..........................       525,100         22,382
 USX-Marathon Group ..............................       518,100         15,608
                                                                   -------------
                                                                         82,969
Paper and Forest Products - 0.3%
 Fort James Corp. ................................       271,300         10,852

Pollution Control - 0.7%
 Waste Management, Inc. ..........................       520,700         24,278

Retail - Department Stores - 5.8%
 Dayton-Hudson Corp. .............................       243,600         13,215
 Home Depot, Inc. ................................     1,473,100         90,135
 Lowe's Cos., Inc. ...............................       739,600         37,858
 Tandy Corp. .....................................       347,200         14,300
 TJX Cos., Inc. ..................................       861,400         24,981
 Wal-Mart Stores, Inc. ...........................       402,500         32,779
                                                                   -------------
                                                                        213,268
Retail - Food - 0.9%
 Albertson's, Inc. ...............................       525,300         33,455

Shoe and Apparel Manufacturing - 0.2%
 Tommy Hilfiger Corp. * ..........................       147,000          8,820

Telecommunication Equipment - 3.6%
 Lucent Technologies, Inc. .......................       779,900         85,789
 Northern Telecom, Ltd. ..........................       510,400         25,584
 Tellabs, Inc. * .................................       304,700         20,891
                                                                   -------------
                                                                        132,264
Telephone - 9.7%
 Ameritech Corp. .................................       196,300         12,441
 AT&T Corp. ......................................       837,000         62,984
 Bell Atlantic Corp. .............................       858,400         45,495
 BellSouth Corp. .................................       708,400         35,331
 GTE Corp. .......................................       959,100         62,342
 MCI WorldCom, Inc. ..............................     1,397,400        100,263
 SBC Communications, Inc. ........................       678,000         36,358
                                                                   -------------
                                                                        355,214
Transportation Services - 1.9%
 AMR Corp. * .....................................       319,400         18,964
 Burlington Northern Santa Fe ....................       828,600         27,965
 Southwest Airlines Co. ..........................       272,050          6,104
 U.S. Airways Group, Inc. * ......................       176,700          9,189
 UAL Corp. .......................................       145,600          8,691
                                                                   -------------
                                                                         70,913
U.S. Government Agencies - 1.7%
 Federal National Mortgage Assoc .................       828,600         61,317
                                                                   -------------
                   TOTAL COMMON STOCK-                     99.6%      3,657,731

                                                           Par
                                                          Value
                                                         (000's)
SHORT-TERM INVESTMENTS - 0.4%
 Investment in joint trading account (Note B)
  6.101% due 01/04/99 ............................    $   14,371         14,373
                                                      ----------   -------------
                    TOTAL INVESTMENTS-                     100.0%     3,672,104
  Payables, less cash and receivables-                       0.0%        (1,319)
                                                      ----------   -------------
                           NET ASSETS-                     100.0%  $  3,670,785
                                                      ==========   =============

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial ststements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                        Market
            Name of Issuer                                Shares        Value
                                                                       (000's)
COMMON STOCK

Aerospace and Defense - 2.1%
 B.F. Goodrich Co. (US)  .........................       156,300     $    5,607
 Lockheed Martin Corp. (US) ......................       145,700         12,348
 United Technologies Corp. (US) ..................       478,600         52,048
                                                                     ----------
                                                                         70,003
Auto and Truck Parts - 0.7%
 Dana Corp. (US) .................................       109,300          4,468
 Federal-Mogul Corp. (US) ........................       193,700         11,525
 Lear Corp. * (US) ...............................        71,700          2,760
 Meritor Automotive, Inc. (US) ...................       152,400          3,229
                                                                     ----------
                                                                         21,982
Automobile - 0.7%
 Ford Motor Co. (US) .............................       415,900         24,408

Banks - 5.0%
 Bank of New York Co., Inc. (US) .................       195,800          7,881
 Bank One Corp. (US) .............................       296,336         15,132
 BankAmerica Corp. (US) ..........................       721,440         43,377
 Comerica, Inc. (US) .............................       342,900         23,381
 Fifth Third Bancorp (US) ........................       129,900          9,263
 First Union Corp. (US) ..........................       215,300         13,093
 State Street Corp. (US) .........................        60,000          4,174
 Wells Fargo & Co. (US) ..........................     1,245,800         49,754
                                                                     ----------
                                                                        166,055
Chemicals - 0.6%
 Air Products & Chemicals, Inc. (US) .............       235,800          9,432
 Solutia, Inc. (US) ..............................       441,900          9,888
                                                                     ----------
                                                                         19,320
Commercial Services - 0.2%
 Omnicom Group Inc. (US) .........................        85,000          4,930

Computer Equipment - 4.0%
 Compaq Computer Corp. (US)  .....................       898,300         37,672
 Dell Computer Corp. * (US) ......................       178,800         13,086
 Intel Corp. (US) ................................       355,300         42,125
 International Business Machines Corp. (US) ......       210,000         38,798

                                                                     ----------
                                                                        131,681
Computer Software and Services - 3.3%
 Autodesk, Inc. (US) .............................        93,300          3,983
 Cadence Design Systems, Inc. * (US) .............       316,700          9,422
 Computer Associates International, Inc.
     (US) ........................................       435,850         18,578
 Microsoft Corp. (US) ............................       565,200         78,386
                                                                     ----------
                                                                        110,369
Consumer - Miscellaneous - 1.5%
 Honeywell, Inc. (US)  ...........................       256,600         19,325
 Service Corp. International (US) ................       400,000         15,225
 Unilever NV - NY Shares (US) ....................       170,000         14,100
                                                                     ----------
                                                                         48,650
Cosmetics and Personal Care Products - 2.1%
 Avon Products, Inc. (US)  .......................       278,400         12,319
 Colgate-Palmolive Co. (US) ......................       188,200         17,479
 Dial Corp. (US) .................................       340,100          9,820
 Procter & Gamble Co. (US) .......................       306,700         28,006
 Revlon, Inc. - Cl. A * (US) .....................       116,200          1,910
                                                                     ----------
                                                                         69,534
Diversified Operations - 3.8%
 General Electric Co. (US) .......................       693,000         70,729
 Reynolds & Reynolds Co. - Cl. A (US) ............       186,800          4,285
 Textron, Inc. (US) ..............................       117,000          8,884
 Tyco International, Ltd. (US) ...................       544,500         41,076
                                                                     ----------
                                                                        124,974
Electric Power - 2.4%
 Ameren Corp. (US) ...............................       119,800          5,114
 Dominion Resources, Inc. (US) ...................       252,000         11,781
 DQE, Inc. (US) ..................................       113,300          4,978
 Florida Progress Corp. (US) .....................       142,000          6,363
 FPL Group, Inc. (US) ............................       304,700         18,777
 Houston Industries, Inc. (US) ...................       220,000          7,068
 New Century Energies, Inc. (US) .................       200,000          9,750
 Peco Energy Co. (US) ............................       376,300         15,664
                                                                     ----------
                                                                         79,495
Electronic Products and Services - 1.5%
 Analog Devices, Inc. * (US) .....................             1
 Cisco Systems, Inc. * (US) ......................       254,450         23,616
 Pitney Bowes, Inc. (US) .........................       367,000         24,245
                                                                     ----------
                                                                         47,861
Financial Services - 2.1%
 American Express Co. (US) .......................        73,600          7,525
 Associates First Capital Corp. - Cl. A * (US) ...       218,002          9,238
 Citigroup, Inc. (US) ............................     1,082,500         53,584
                                                                     ----------
                                                                         70,347
Food, Beverage and Tobacco - 3.3%
 Flowers Industries, Inc. (US) ...................       347,400          8,316
 General Mills, Inc. (US) ........................       140,500         10,924
 H.J. Heinz Co. (US) .............................       137,800          7,803
 PepsiCo, Inc. (US) ..............................       616,400         25,234
 Philip Morris Cos., Inc. (US) ...................       527,200         28,205
 Quaker Oats Co. (US) ............................       291,500         17,344
 Universal Foods Corp. (US) ......................       442,400         12,138
                                                                     ----------
                                                                        109,964
Health Care Products - 7.5%
 Abbott Laboratories (US)  .......................       446,900         21,898
 Amgen, Inc. * (US) ..............................       240,400         25,137
 Becton, Dickinson & Co. (US) ....................       166,500          7,107
 Bristol-Myers Squibb Co. (US) ...................       232,500         31,111
 Cardinal Health, Inc. (US) ......................       527,850         40,051
 Eli Lilly & Co. (US) ............................        99,900          8,879
 Guidant Corp. (US) ..............................        29,600          3,263
 Johnson & Johnson (US) ..........................        43,400          3,640
 McKesson Corp. (US) .............................        82,900          6,554
 Merck & Co., Inc. (US) ..........................       234,100         34,574
 Mylan Laboratories, Inc. (US) ...................       180,000          5,670

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                        Market
            Name of Issuer                                Shares        Value
                                                                       (000's)
COMMON STOCK - Continued

Health Care Products - Continued
 Pfizer, Inc. (US) ................................       201,500     $   25,276
 Schering-Plough Corp. (US) .......................       330,000         18,232
 Sepracor, Inc. * (US) ............................        60,500          5,332
 Warner-Lambert Co. (US) ..........................       150,000         11,278
                                                                      ----------
                                                                         248,002
Health Care Services - 1.2%
 Health Management Associates, Inc. - Cl. * (US) ..       247,500          5,352
 HEALTHSOUTH Corp. * (US) .........................     1,617,100         24,964
 Lincare Holdings, Inc. (US) ......................       164,800          6,685
 Universal Health Services, Inc. - Cl.B*(US).......        65,000          3,372
                                                                      ----------
                                                                          40,373
Housing - 0.2%
 Masco Corp. (US)  ................................       224,400          6,452

Insurance - 3.7%
 Allstate Corp. (US) ..............................       347,000         13,403
 American International Group, Inc. (US) ..........       260,925         25,212

 Cigna Corp. (US) .................................       240,000         18,555
 Equitable Cos., Inc. (US) ........................        75,000          4,341
 Hartford Financial Services Group, Inc.
      (US) ........................................       551,300         30,252
 Hartford Life, Inc. - Cl. A (US) .................       100,000          5,825
 Marsh & McLennan Cos., Inc. (US) .................       355,950         20,801
 Travelers Property Casualty Corp. - Cl. A
     (US) .........................................       169,900          5,267
                                                                      ----------
                                                                         123,656
Machinery - 0.5%
 Deere & Co. (US)  ................................       182,600          6,049
 Ingersoll-Rand Co. (US) ..........................       221,200         10,382
                                                                      ----------
                                                                          16,431
Media - TV / Radio - 0.4%
 Viacom, Inc. - Cl. B * (US) ......................       167,200         12,373

Natural Gas Distribution - 0.3%
 Consolidated Natural Gas Co. (US) ................       171,600          9,266
Oil - Equipment and Services - 0.4%
 Halliburton Co. (US)  ............................       488,800         14,481

Oil and Natural Gas Exploration and Production - 2.2%
 British Petroleum Co. plc - ADR (GB)  ............      152,800         13,695
 Chevron Corp. (US) ...............................       33,800          2,803
 Exxon Corp. (US) .................................       75,000          5,484
 Mobil Corp. (US) .................................      156,000         13,591
 Phillips Petroleum Co. (US) ......................      351,900         15,000
 Texaco, Inc. (US) ................................      181,500          9,597
 USX-Marathon Group (US) ..........................      408,400         12,303
                                                                     ----------
                                                                         72,473
Paper and Forest Products - 0.2%
 Fort James Corp. (US) ............................      158,000          6,320

Personal and Commercial Lending - 0.1%
 Household International, Inc. (US)  ..............       86,700          3,436

Pollution Control - 0.3%
 Waste Management, Inc. (US) ......................      225,400         10,509

Retail - Department Stores - 4.0%
 Home Depot, Inc. (US) ............................      856,700         52,419
 Lowe's Cos., Inc. (US) ...........................      389,000         19,912
 Sears, Roebuck & Co. (US) ........................       80,000          3,400
 Staples, Inc. * (US) .............................      102,337          4,471
 Tandy Corp. (US) .................................      402,700         16,586
 TJX Cos., Inc. (US) ..............................      377,400         10,945
 Wal-Mart Stores, Inc. (US) .......................      295,600         24,073
                                                                     ----------
                                                                        131,806
Retail - Food - 0.5%
 Albertson's, Inc. (US)  ..........................      240,000         15,285

Shoe and Apparel Manufacturing - 0.6%
 Jones Apparel Group, Inc. * (US)  ................      291,800          6,438
 Tommy Hilfiger Corp. * (US) ......................      214,700         12,882
                                                                     ----------
                                                                         19,320
Telecommunication Equipment - 2.0%
 Lucent Technologies, Inc. (US)  ..................      347,074         38,178
 Northern Telecom, Ltd. (US) ......................      376,800         18,887
 Tellabs, Inc. * (US) .............................      133,700          9,167
                                                                     ----------
                                                                         66,232
Telephone - 5.4%
 Ameritech Corp. (US)  ............................      150,000          9,506
 AT&T Corp. (US) ..................................      453,400         34,118
 Bell Atlantic Corp. (US) .........................      344,400         18,253
 BellSouth Corp. (US) .............................      746,200         37,217
 GTE Corp. (US) ...................................      139,300          9,054
 MCI WorldCom, Inc. (US) ..........................      772,300         55,413
 SBC Communications, Inc. (US) ....................      260,300         13,959
                                                                     ----------
                                                                        177,520
Transportation Services - 1.3%
 AMR Corp. * (US)  ................................      100,800          5,985
 Burlington Northern Santa Fe (US) ................      415,500         14,023
 Canadian Pacific, Ltd. (CA) ......................      177,900          3,358
 Delta Air Lines, Inc. (US) .......................       80,000          4,160
 Kansas City Southern Industries, Inc. (US) .......      139,300          6,852

 UAL Corp. (US) ...................................      145,800          8,702
                                                                     ----------
                                                                         43,080
U.S. Government Agencies - 1.2%
 Federal National Mortgage Assoc. (US) ............      539,700         39,938
                                                                     ----------
                    TOTAL COMMON STOCK- ...........         65.3%     2,156,526

                                                         Par
                                                         Value
                                                        (000's)
PUBLICLY-TRADED BONDS

Automobile - 0.5%
 Ford Motor Co. - Bonds (US)
  6.625% due 10/01/28 .............................   $   17,800         18,314

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                          Par          Market
            Name of Issuer                                Value        Value
                                                         (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Banks - 1.3%
 Banponce Financial Corp. Mountain Bank
  Ent - Ser C. (US)
  6.58% due 11/25/03 .............................    $   11,040     $   11,123
 European Investment Bank - Sr. Unsub.
  (LU)
  6.0% due 11/26/04 ..............................         1,800          3,158
 International Bank Reconstruction &
  Development - Debs (US)
  9.25% due 07/20/07 .............................           740          1,602
  4.5% due 06/20/00 ..............................     1,165,000         10,877
  4.5% due 03/20/03 ..............................     1,030,000         10,334
  4.75% due 12/20/04 .............................       300,000          3,117
 International Bank Reconstruction &
  Development - Notes (US)
  200.0% due 02/18/08 ............................       200,000          1,760
                                                                     ----------
                                                                         41,971
Consumer - Miscellaneous - 0.6%
 Loewen Group International, Inc. (US)
  7.2% due 06/01/03 ..............................        23,000         18,860

Financial Services - 3.5%
 Advanta Corp. - Notes Ser. C (US)
  7.075% due 09/15/99 ............................        11,300         11,042
 Amresco Commercial Mortgage Funding I
  - Ser. 1997-C1 Cl. A3 (US)
  7.19% due 06/17/29 .............................         6,980          7,539
 Baden-Wurttemberg L-Finance BV (DE)
  6.75% due 06/22/05 .............................         9,500          6,586
 Banponce Trust I - Cap. Secs. (US)
  8.327% due 02/01/27 ............................        25,355         25,620
 Capital One Financial - Notes (US)
  7.25% due 12/01/03 .............................        10,000         10,064
 Chase Commercial Mortgage Securities
  Corp. - Ser. 1997-1 Cl. A2 (US)
  7.37% due 02/19/07 .............................        13,300         14,343
 Citibank Credit Card Master Trust I -
  Notes (US)
  5.85% due 04/10/03 .............................        29,235         29,526
 KFW International Finance - Debs. (US)
  10.625% due 09/03/01 ...........................         1,600          2,983
 Mortgage Capital Funding, Inc. - Ser.
  1996 - MC2 Cl. A1 (US)
  6.758% due 02/20/04 ............................         8,346          8,624
                                                                     ----------
                                                                        116,327
Foreign - 0.5%
 Hydro-Quebec - Bonds (CA)
  10.875% due 07/25/01 ...........................           500            372
 Ontario-Hydro (CA)
  9.0% due 06/24/02 ..............................         3,450          2,543
 Queensland Treasury (AU)
  8.0% due 08/14/01 ..............................         1,400            932
  8.0% due 09/14/07 ..............................         1,520          1,099
 Treuhandanstalt (DE)
  7.75% due 10/01/02 .............................        14,850         10,278
                                                                     ----------
                                                                         15,224
Foreign Governmental - 4.1%
 Federal Republic of Germany - Debs.
  (DE)
  6.0% due 06/20/16 ..............................         7,700          5,424
  9.0% due 10/20/00 ..............................        20,000         13,203
 Government of Canada - Debs. (CA)
  7.5% due 03/01/01 ..............................         1,300            896
  9.75% due 06/01/21 .............................         1,940          2,017
  11.0% due 06/01/09 .............................         1,350          1,313
  12.0% due 03/01/05 .............................         1,400          1,260
 Government of France - Bonds (FR)
  4.0% due 01/12/00 ..............................        13,500          2,436
  7.5% due 04/25/05 ..............................        21,000          4,589
  8.5% due 04/25/03 ..............................        40,500          8,701
  8.5% due 04/25/23 ..............................        26,200          7,257
  9.5% due 01/25/01 ..............................        20,500          4,122
  10.0% due 05/27/00 .............................         6,000          1,171
 Government of Japan - Bonds (JP)
  2.3% due 09/20/18 ..............................       665,000          5,437
 Government of Netherlands - Bonds (NL)
  7.5% due 04/15/10 ..............................         2,900          2,021
  7.75% due 03/01/05 .............................         1,500            976
  8.25% due 02/15/02 .............................           800            487
  8.75% due 05/01/00 .............................         2,100          1,197
  8.75% due 01/15/07 .............................         5,400          3,836
 Government of Sweden - Debs. (SE)
  6.5% due 10/25/06 ..............................         3,000            429
  6.75% due 05/05/14 .............................         5,500            849
  10.25% due 05/05/00 ............................         8,100          1,082
  10.25% due 05/05/03 ............................         9,600          1,484
 Kingdom of Denmark - Bonds (DK)
  7.0% due 11/10/24 ..............................         4,600            925
  8.0% due 05/15/03 ..............................         7,000          1,277
  9.0% due 11/15/00 ..............................        13,100          2,245
 Kingdom of Spain - Notes (ES)
  3.1% due 09/20/06 ..............................     2,180,000         20,858
 Kingdom of Sweden - Debs. (UK)
  6.25% due 12/08/99 .............................            90            150
 Republic of Italy - Debs. (IT)
  8.5% due 01/01/04 ..............................     2,500,000          1,861
  9.0% due 11/01/23 ..............................     3,750,000          3,560
  10.5% due 04/28/14 .............................         4,200         10,836
  12.0% due 01/01/02 .............................     8,650,000          6,500
 Republic of Italy - Notes (IT)
  3.5% due 06/20/01 ..............................       620,000          5,821
  5.0% due 01/15/01 ..............................     7,900,000          4,946
  8.75% due 07/01/06 .............................     6,800,000          5,448
                                                                     ----------
                                                                        134,614
Health Care Services - 0.7%
 Tenet Healthcare Corp. (US)
  8.0% due 01/15/05 ..............................        22,890         23,384

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                          Par          Market
            Name of Issuer                                Value        Value
                                                         (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Media - TV / Radio - 0.5%
 Viacom, Inc. - Sr. Notes (US)
  7.75% due 06/01/05 .............................    $   15,020     $   16,401

Municipals - 0.2%
 Tennessee Valley Authority - Bonds (US)
  6.375% due 09/18/06 ............................        11,000          7,541

Natural Gas Distribution - 0.4%
 Enron Corp. - Notes (US)
  7.625% due 09/10/04 ............................        13,380         14,329

Oil - Equipment and Services - 0.2%
 Beckman Instruments, Inc. (US)
  7.1% due 03/04/03 ..............................         6,000          5,992

Personal and Commercial Lending - 0.2%
 Ford Motor Credit Co. (LU)
  5.25% due 06/16/08 .............................         3,850          2,408
 Ford Motor Credit Co. - Notes (US)
  6.125% due 04/28/03 ............................         4,000          4,066
                                                                     ----------
                                                                          6,474
Telephone - 0.7%
 WorldCom, Inc. - Notes (US)
  7.75% due 04/01/07 .............................        19,560         22,065

Transportation Services - 0.1%
 Norfolk Southern Corp. - Bonds (US)
  7.8% due 05/15/27 ..............................         3,600          4,197

U.S. Government Agencies - 7.4%
 Federal National Mortgage Assoc. (US)
  6.0% due 12/01/99 ..............................        15,400         15,439
  6.0% due 05/15/08 ..............................         7,500          7,917
  6.0% due 09/01/12 ..............................            44             44
  6.0% due 02/01/13 ..............................           363            364
  6.0% due 03/01/13 ..............................         3,828          3,838
  6.0% due 04/01/13 ..............................         8,522          8,544
  6.0% due 05/01/13 ..............................         4,816          4,826
  6.0% due 06/01/13 ..............................         2,467          2,473
  6.0% due 07/01/13 ..............................        10,592         10,618
  6.0% due 08/01/13 ..............................        22,067         22,122
  6.0% due 09/01/13 ..............................         3,875          3,884
  6.5% due 12/01/99 ..............................        87,310         88,043
 Government National Mortgage Assoc. (US)
  6.5% due 12/15/99 ..............................        48,910         49,399
  7.0% due 12/15/99 ..............................        26,450         27,062
                                                                     ----------
                                                                        244,573
U.S. Governmental - 12.8%
 U.S. Treasury - Bonds (US)
  6.75% due 08/15/26 # ...........................        39,840         47,727
  8.875% due 08/15/17 ............................         5,000          7,043
 U.S. Treasury - Notes (US)
  5.75% due 04/30/03 .............................        79,850         83,119
  6.125% due 09/30/00 ............................
  6.25% due 05/31/00 .............................        18,500         18,896
  6.5% due 05/15/05 ..............................        74,710         81,878
  6.625% due 07/31/01 ............................        28,560         29,925
  6.625% due 05/15/07 ............................        62,500         70,283
  7.0% due 07/15/06 ..............................        22,005         25,055
  7.5% due 05/15/02 ..............................         8,000          8,686
  7.5% due 02/15/05 ..............................        43,715         50,054
                                                                     ----------
                                                                        422,666
                                                                     ----------
           TOTAL PUBLICLY-TRADED BONDS-                    33.7%      1,112,932

SHORT-TERM INVESTMENTS - 6.0%

 Investment in joint trading account
  (Note B) (US)
  6.101% due 01/04/99 ............................       197,087        197,120
                                                      ----------     ----------
                     TOTAL INVESTMENTS-                   105.0%      3,466,578
   Payables, less cash and receivables-                   (5.0)%       (164,668)
                                                      ----------     ----------
                            NET ASSETS-                   100.0%     $3,301,910
                                                      ==========     ==========
* Non-income producing security.
# Securities, or a portion thereof, with an aggregate market value of $1,564 have been segregated to collateralize financial futures contracts.
ADR- American Depository Receipt

See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                                        Market          % of
                                       Country          Value         Long-Term
            Country                  Abbreviation      (000's)       Investments
United States .....................       US         $3,090,417         94.5%
Italy .............................       IT             38,971          1.2%
Germany ...........................       DE             35,492          1.1%
France ............................       FR             28,276          0.9%
Spain .............................       ES             20,858          0.6%
United Kingdom ....................       GB             13,695          0.4%
Canada ............................       CA             11,759          0.4%
Netherlands .......................       NL              8,516          0.2%
Luxembourg ........................       LU              5,566          0.2%
Japan .............................       JP              5,437          0.2%
Denmark ...........................       DK              4,447          0.1%
Sweden ............................       UK              3,994          0.1%
Australia .........................       AU              2,030          0.1%
                                                     ----------        -----
                                                     $3,269,458        100.0%
                                                     ==========        =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO


                                                           Par          Market
                Name of Issuer                            Value         Value
                                                         (000's)       (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.4%
 AAR Corp. - Debs.
 9.5% due 11/01/01 ...............................    $      320     $      347
Automobile - 0.3%
 Hertz Corp. - Sr. Notes
 7.375% due 06/15/01 .............................           200            208
Banks - 8.7%
 Banponce Corp. - Notes
 6.54% due 11/06/01 ..............................         1,000          1,004
 6.55% due 10/10/00 ..............................         1,100          1,108
 Capital One Bank - Notes
 5.95% due 02/15/01 ..............................           550            541
 6.83% due 08/16/99 ..............................           325            326
 7.0% due 04/30/01 ...............................         1,000          1,003
 7.08% due 10/30/01 ..............................           250            251
 8.125% due 03/01/00 .............................           450            458
 First Hawaiian, Inc. - Sub. Notes
 6.25% due 08/15/00 ..............................         2,000          2,021
                                                                     ----------
                                                                          6,712
Brokerage and Investment Management - 3.5%
 Merrill Lynch & Co., Inc. - Notes
 5.87% due 11/15/01 ..............................         2,400          2,414
 Paine Webber Group, Inc. - Debs.
 9.25% due 12/15/01 ..............................           250            269
                                                                     ----------
                                                                          2,683
Business Services - 1.4%
 Comdisco, Inc. - Notes
 5.75% due 02/15/01 ..............................           887            879
 7.75% due 09/01/99 ..............................           170            172
                                                                     ----------
                                                                          1,051
Consumer - Miscellaneous - 4.4%
 Loewen Group International, Inc.
 7.2% due 06/01/03 ...............................         1,000            820
 Service Corp. International - Notes
 6.75% due 06/01/01 ..............................         2,500          2,560
                                                                     ----------
                                                                          3,380
Cosmetics and Personal Care Products - 2.6%
 Dial Corp. - Notes
 5.9% due 10/25/01 ...............................         2,000          1,993
Diversified Operations - 3.3%
 Tyco International Group SA
 6.125% due 06/15/01 .............................         2,200          2,222
 Williams Holdings of Delaware - Notes
 6.68% due 06/13/00 ..............................           350            355
                                                                     ----------
                                                                          2,577
Electric Power - 3.4%
 Commonwealth Edison - Notes
 9.05% due 10/15/99 ..............................           150            153
 Niagara Mohawk Power Corp. - Sr. Notes
 6.5% due 07/01/99 ...............................         2,000          1,996
 Utilicorp United, Inc. - Sr. Notes
 8.45% due 11/15/99 ..............................           500            512
                                                                     ----------
                                                                          2,661
Financial Services - 4.4%
 Gatx Capital Corp. - Notes
 6.5% due 11/01/00 ...............................         1,750          1,779
 Heller Financial, Inc. - Notes
 6.14% due 04/13/00 ..............................           100            100
 6.25% due 03/01/01 ..............................         1,500          1,503
                                                                     ----------
                                                                          3,382
Food, Beverage and Tobacco - 3.2%
 Philip Morris Cos., Inc. - Debs.
 9.0% due 01/01/01 ...............................         1,700          1,810
 Universal Corp. - Debs.
 9.25% due 02/15/01 ..............................           598            639
                                                                     ----------
                                                                          2,449
Foreign - 1.0%
 State of Israel Agency for International
  Development
 6.0% due 02/15/99 ...............................           750            751
Health Care Services - 3.4%
 Kaiser Foundation Hospital - Debs.
 9.0% due 11/01/01 ...............................           500            548
 Tenet Healthcare Corp. - Sr. Notes
 8.625% due 12/01/03 .............................         2,000          2,087
                                                                     ----------
                                                                          2,635
Insurance - 0.1%
 USF&G Corp. - Sr. Notes
 8.375% due 06/15/01 .............................           105            112
Media - TV / Radio - 7.2%
 CBS, Inc. - Sr. Notes
 7.75% due 06/01/99 ..............................           600            604
 Continental Cablevision - Sr. Notes
 8.5% due 09/15/01 ...............................         1,010          1,072
 News America Holdings, Inc. - Sr. Notes
 7.45% due 06/01/00 ..............................           750            768
 TCI Communications, Inc. - Sr. Notes
 6.375% due 09/15/99 .............................           152            153
 7.25% due 06/15/99 ..............................           190            192
 Time Warner, Inc. - Notes
 7.95% due 02/01/00 ..............................           155            159
 Viacom, Inc.
 6.75% due 01/15/03 ..............................         2,500          2,574
                                                                     ----------
                                                                          5,522
Metal Product and Fabrication - 0.1%
 Reynolds Metals Co. - Debs.
 9.375% due 06/15/99 .............................           100            102
Oil - Equipment and Services - 3.5%
 Beckman Instruments, Inc.
 7.1% due 03/04/03 ...............................         1,475          1,473

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO


                                                           Par          Market
                Name of Issuer                            Value         Value
                                                         (000's)       (000's)
PUBLICLY-TRADED BONDS - Continued

Oil - Equipment and Services - Continued
 Gulf Canada Resources, Ltd. - Debs.
 9.0% due 08/15/99 ...............................    $    1,250     $    1,269
                                                                     ----------
                                                                          2,742
Oil and Natural Gas Exploration and Production - 2.8%
 Occidental Petroleum Corp. - Notes
 7.09% due 09/08/99 ..............................           403            405
 8.5% due 11/09/01 ...............................         1,000          1,051
 Oryx Energy Co. - Debs.
 10.0% due 06/15/99 ..............................           715            728
                                                                     ----------
                                                                          2,184
Paper and Forest Products - 0.3%
 Champion International Corp. - Debs.
 9.7% due 05/01/01 ...............................           220            238
Personal and Commercial Lending - 10.0%
 American General Finance Corp. - Notes
 5.75% due 11/23/01 ..............................         2,770          2,783
 Ford Motor Credit Co. - Notes
 6.125% due 04/28/03 .............................         1,500          1,525
 General Motors Acceptance Corp. - Notes
 5.95% due 04/20/01 ..............................         1,200          1,213
 MBNA America Bank N.A. - Notes
 5.96% due 08/10/00 ..............................         2,000          1,994
 MBNA Corp. - Sr. Notes
 6.5% due 09/15/00 ...............................           200            201
                                                                     ----------
                                                                          7,716
Pollution Control - 3.7%
 WMX Technologies, Inc. - Notes
 7.125% due 06/15/01 .............................           220            226
 8.25% due 11/15/99 ..............................         2,600          2,651
                                                                     ----------
                                                                          2,877
Real Estate Investment Trust - 3.6%
 Developers Diversified Realty - Sr. Notes
 7.375% due 09/18/01 .............................           375            390
 Franchise Finance Corp. of America - Sr. Notes
 7.0% due 11/30/00 ...............................         2,400          2,386
                                                                     ----------
                                                                          2,776
Retail - Department Stores - 4.9%
 Dillard's, Inc. - Notes
 5.79% due 11/15/01 ..............................           975            972
 Woolworth Corp. - Notes
 6.98% due 10/15/01 ..............................         1,625          1,625
 7.0% due 06/01/00 ...............................         1,150          1,150
                                                                     ----------
                                                                          3,747
Shoe and Apparel Manufacturing - 1.3%
 Fruit of The Loom, Inc. - Sr. Notes
 7.875% due 10/15/99 .............................         1,000          1,005

Telephone - 3.9%
 MCI Worldcom, Inc. - Sr. Notes
 6.125% due 08/15/01 .............................         3,000          3,050

Transportation Services - 1.0%
 Amr Corp. - Debs.
 10.0% due 02/01/01 ..............................           515            552
 Ryder Systems, Inc. - Notes
 6.7% due 08/31/01 ...............................           200            205
                                                                     ----------
                                                                            757
U.S. Government Agencies - 1.5%
 Federal Home Loan Mortgage Corp.
 5.02% due 02/15/99 ..............................           420            420
 Private Export Funding Co.
 9.5% due 03/31/99 ...............................           750            758
                                                                     ----------
                                                                          1,178
U.S. Governmental - 10.9%
 U.S. Treasury - Notes
 5.5% due 05/31/00 ...............................           810            819
 5.75% due 09/30/99 ..............................         7,500          7,560
                                                                     ----------
                                                                          8,379
                                                                     ----------
                      TOTAL PUBLICLY-TRADED BONDS-         94.8%         73,214


SHORT-TERM INVESTMENTS - 3.7%
 Investment in joint trading account (Note B)
  6.101% due 01/04/99 ............................         2,813          2,814
                                                      ----------     ----------
                             TOTAL INVESTMENTS-            98.5%         76,028
           Cash and Receivables, less payables-             1.5%          1,166
                                                      ----------     ----------
                                    NET ASSETS-           100.0%     $   77,194
                                                      ==========     ==========

See notes to financial statements.


                                       95
DZFSDX

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                       Market
                Name of Issuer                            Shares       Value
                                                                      (000's)
COMMON STOCK

Aerospace and Defense - 1.0%
 BE Aerospace, Inc. * ............................         6,700     $      141
 Esterline Technologies Corp. * ..................        14,100            307
 GenCorp, Inc. ...................................         6,600            164
                                                                       --------
                                                                            612
Auto and Truck Parts - 1.6%
 Arvin Industries, Inc. ..........................        14,000            584
 Detroit Diesel Corp. * ..........................        12,400            256
 Standard Products Co. ...........................         8,500            173
                                                                       --------
                                                                          1,013
Automobile - 0.4%
 Copart, Inc. ....................................         7,000            227
Banks - 7.6%
 Anchor Bancorp Wisconsin, Inc. ..................         7,400            178
 Commerce Bancorp, Inc. ..........................        17,225            904
 Downey Financial Corp. ..........................        20,090            511
 First Republic Bank * ...........................        13,100            328
 Firstbank Corp. - Puerto Rico ...................        11,400            344
 Flagstar Bancorp, Inc. ..........................         7,500            196
 GBC Bancorp .....................................        14,200            366
 HUBCO, Inc. .....................................         8,343            251
 Imperial Bancorp * ..............................        31,150            518
 Independent Bank Corp. ..........................         7,600            132
 Provident Bankshares Corp. * ....................         8,190            204
 Republic Bancorp, Inc. ..........................        11,300            154
 Riggs National Corp. ............................         8,100            165
 Silicon Valley Bancshares * .....................        12,200            208
 T R Financial Corp. .............................         7,400            291
 Trustmark Corp. .................................         6,000            136
                                                                       --------
                                                                          4,886
Business Services - 2.5%
 AHL Services, Inc. * ............................         2,600             81
 BancTec, Inc. * .................................        15,200            191
 Express Scripts, Inc. - Cl. A * .................         5,600            376
 InaCom Corp. ....................................        23,000            342
 Labor Ready, Inc. * .............................         8,800            173
 ProBusiness Services, Inc. * ....................         4,800            219
 Resource Bancshares Mortgage Group ..............        13,900            230
                                                                       --------
                                                                          1,612
Chemicals - 1.3%
 Ferro Corp. .....................................        12,000            312
 NL Industries ...................................         9,200            131
 Spartech Corp. ..................................        18,100            398
                                                                       --------
                                                                            841
Commercial Services - 5.3%
 ADVO, Inc. ......................................         8,100            214
 Bowne & Co., Inc. ...............................        19,300            345
 Consolidated Graphics, Inc. * ...................         2,400            162
 DeVry, Inc. * ...................................        16,800            515
 DII Group, Inc. * ...............................        11,300            260
 E'Town Corp. ....................................         1,200             57
 Lason, Inc. * ...................................        13,100            762
 META Group, Inc. * ..............................         8,200            244
 StaffMark, Inc. .................................         7,100            159
 Sylvan Learning Systems, Inc. * .................         8,400            256
 True North Communications .......................         9,200            247
 Veritas DGC, Inc. * .............................        11,100            144
                                                                       --------
                                                                          3,365
Computer Equipment - 1.9%
 Micron Electronics, Inc. * ......................        10,400            180
 Network Appliance, Inc. * .......................        14,000            630
 Xircom, Inc. * ..................................        12,700            432
                                                                       --------
                                                                          1,242
Computer Software and Services - 6.8%
 Acxiom Corp. * ..................................         8,000            248
 Aspect Development, Inc. * ......................         8,400            372
 AVT Corp. * .....................................         8,400            244
 BroadVision, Inc. * .............................         6,100            195
 Excite, Inc. * ..................................         4,100            172
 HNC Software, Inc. ..............................         5,600            226
 Legato Systems, Inc. * ..........................         5,500            363
 Lycos, Inc. * ...................................         7,900            439
 Macromedia, Inc. * ..............................         2,200             74
 Mastech Corp. * .................................        13,300            381
 Mercury Interactive Corp. * .....................         5,200            329
 Micros Systems, Inc. ............................         5,600            184
 Pinnacle Systems, Inc. ..........................         6,400            229
 Progress Software Corp. * .......................         9,900            334
 Sapient Corp. ...................................         6,400            358
 Syntel, Inc. * ..................................        20,200            229
                                                                       --------
                                                                          4,377
Construction - 6.6%
 Centex Construction Products, Inc. ..............        14,900            605
 Comfort Systems USA, Inc. * .....................        29,700            531
 Granite Construction, Inc. ......................        15,100            507
 Insituform Technologies, Inc. - Cl. A * .........        15,300            222
 Jacobs Engineering Group, Inc. * ................        17,600            717
 Lone Star Industries, Inc. ......................        13,000            479
 Nortek, Inc. ....................................         6,700            185
 NVR, Inc. * .....................................        11,900            567
 U.S. Home Corp. * ...............................        13,000            432
                                                                       --------
                                                                          4,245
Consumer - Miscellaneous - 0.6%
 Romac International, Inc. .......................        17,000            378

Cosmetics and Personal Care Products - 0.8%
 AptarGroup, Inc. ................................        19,200            539

Diversified Operations - 1.3%
 Eastern Enterprises .............................         5,200            228
 Gerber Scientific, Inc. .........................         9,900            236

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                       Market
                Name of Issuer                            Shares       Value
                                                                      (000's)
COMMON STOCK - CONTINUED

Diversified Operations - Continued
 Hawaiian Electric Industries ....................         9,600     $      386
                                                                     ----------
                                                                            850
Electric Power - 2.2%
 Black Hills Corp. ...............................         3,150             83
 Cilcorp, Inc. ...................................         5,200            318
 Cleco Corp. .....................................         8,900            305
 CMP Group, Inc. .................................         9,800            185
 Interstate Energy Corp. .........................         9,690            313
 Minnesota Power, Inc. ...........................         4,700            207
                                                                     ----------
                                                                          1,411
Electrical Equipment - 1.1%
 C&D Technologies, Inc. ..........................        18,200            500
 SIGCORP, Inc. ...................................         6,600            236
                                                                     ----------
                                                                            736
Electronic Products and Services - 4.4%
 Applied Micro Circuits Corp. * ..................         8,300            282
 Level One Communications, Inc. * ................         5,700            202
 MedQuist, Inc. * ................................         6,900            273
 Novellus Systems, Inc. * ........................         5,600            277
 PMC-Sierra, Inc. * ..............................         7,500            473
 Recoton Corp. * .................................        43,300            777
 Technitrol, Inc. ................................         7,000            223
 TranSwitch Corp. * ..............................         7,700            300
                                                                    -----------
                                                                          2,807
Financial Services - 1.7%
 Doral Financial Corp. ...........................        20,800            460
 FirstFed Financial Corp. * ......................        26,000            465
 WSFS Financial Corp. * ..........................        10,100            170
                                                                       --------
                                                                          1,095
Food, Beverage and Tobacco - 1.8%
 Adolph Coors Co. - Cl. B ........................         3,300            186
 Canandaigua Brands Inc. - Cl. A * ...............         3,100            179
 Pilgrims Pride Corp. - Cl. B ....................        10,000            199
 Universal Corp. .................................        16,500            580
                                                                       --------
                                                                          1,144
Health Care Products - 6.3%
 Alpharma, Inc. - Cl A ...........................        14,300            505
 Biomatrix, Inc. * ...............................         5,000            291
 Hanger Orthopedic Group, Inc. ...................        12,400            279
 Maxxim Medical, Inc. * ..........................        22,900            681
 MedImmune, Inc. * ...............................         3,000            299
 MiniMed, Inc. * .................................         1,900            199
 OEC Medical Systems, Inc. * .....................         7,800            245
 ResMed, Inc. * ..................................         6,400            291
 Roberts Pharmaceutical Corp. * ..................        19,300            420
 SEQUUS Pharmaceuticals, Inc. * ..................         4,100             83
 VISX, Inc. * ....................................         3,100            271
 Xomed Surgical Products, Inc. * .................        14,600            467
                                                                       --------
                                                                          4,031

Health Care Services - 3.9%
 AmeriSource Health Corp. - Cl.A * ...............         2,400            156
 Assisted Living Concepts, Inc. * ................        25,200            331
 Bindley Western Industries ......................        21,166          1,042
 Covance, Inc. * .................................        11,200            326
 Hooper Holmes, Inc. .............................         9,100            264
 Theragenics Corp. ...............................        24,000            404
                                                                       --------
                                                                          2,523
Household Appliances / Furnishings - 1.4%
 Knoll, Inc. .....................................        13,500            400
 Springs Industries, Inc. - Cl. A ................        11,400            472
                                                                       --------
                                                                            872
Housing - 0.5%
 Pulte Corp. .....................................         4,800            134
 TJ International, Inc. ..........................         6,700            172
                                                                       --------
                                                                            306
Insurance - 4.4%
 American Heritage Life Investment ...............         7,800            191
 Century Business Services, Inc. * ...............         3,700             53
 Delphi Financial Group, Inc. - Cl. A * ..........         6,481            340
 FBL Financial Group - Cl. A .....................        29,000            703
 First American Financial Corp. ..................        11,700            376
 LandAmerica Financial Group, Inc. ...............        11,200            625
 Orion Capital Corp. .............................        12,900            514
                                                                       --------
                                                                          2,802
Leisure and Recreation - 0.5%
 Grand Casinos * .................................        29,000            234
 International Speedway Corp. - Cl. A ............         2,200             89
                                                                       --------
                                                                            323
Machinery - 2.4%
 Applied Power, Inc. .............................         9,000            340
 Gencor Industries, Inc. .........................         7,600             70
 Graco, Inc. .....................................        10,950            323
 JLG Industries, Inc. ............................        15,200            237
 Lincoln Electric Holdings .......................         4,400             98
 NACCO Industries, Inc. - Cl. A ..................         1,900            175
 Terex Corp. * ...................................        10,700            306
                                                                       --------
                                                                          1,549
Media - Publishing - 1.2%
 Hollinger International, Inc. ...................        26,900            375
 McClatchy Newspapers, Inc. ......................        11,800            417
                                                                       --------
                                                                            792
Media - TV / Radio - 1.6%
 Adelphia Communications Corp. - Cl. A ...........         4,000            183
 Generale Cable Corp. ............................        28,200            578
 Media General, Inc. - Cl. A .....................         4,600     $      244
                                                                       --------
                                                                          1,005

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                       Market
                Name of Issuer                            Shares       Value
                                                                      (000's)
COMMON STOCK - CONTINUED

Metal Product and Fabrication - 0.8%
 Intermet Corp. ..................................        29,700            388
 Milacron, Inc. ..................................         6,500            125
                                                                       --------
                                                                            513
Metals and Mining - 0.2%
 Johnstown America Industries, Inc. ..............        11,000            144
Natural Gas Distribution - 1.5%
 Commonwealth Energy System ......................         2,200             89
 Energen Corp. ...................................        14,800            289
 KN Energy, Inc. .................................         2,700             98
 NUI Corp. .......................................        18,400            493
                                                                       --------
                                                                            969
Oil - Equipment and Services - 1.5%
 Daniel Industries, Inc. .........................        31,900            387
 ONEOK, Inc. .....................................         4,500            163
 SEACOR SMIT, Inc. ...............................         8,200            405
                                                                       --------
                                                                            955
Oil and Natural Gas Exploration and Production - 1.7%
 Basin Exploration, Inc. * .......................        12,700            160
 Evergreen Resources, Inc. * .....................        10,400            185
 HS Resources, Inc. * ............................        42,700            323
 Tesoro Petroleum Corp. * ........................        32,700            396
                                                                       --------
                                                                          1,064
Paper and Forest Products - 0.6%
 United Stationers, Inc. * .......................        14,000            364
Precious Metals/Gems/Stones - 0.7%
 Stillwater Mining Co. * .........................        11,100            455
Real Estate Investment Trust - 7.0%
 Bedford Property Investors, Inc. ................        20,400            344
 CBL & Associates Properties, Inc. ...............        24,800            640
 Essex Property Trust, Inc. ......................         8,900            265
 FelCor Lodging Trust, Inc. ......................        17,136            395
 Gables Residential Trust ........................        21,500            499
 Kilroy Realty Corp. .............................         8,200            189
 Koger Equity, Inc. * ............................        27,000            464
 Mack-Cali Realty Corporation ....................         6,200            192
 Prentiss Properties Trust .......................         8,700            194
 Shurgard Storage Centers, Inc. ..................        22,400            578
 SL Green Realty Corp. ...........................        16,600            359
 The Macerich Co. ................................        13,200            338
                                                                       --------
                                                                          4,457
Real Estate Operations - 0.6%
 M.D.C. Holdings, Inc. ...........................        16,700            357

Retail - Department Stores - 4.0%
 American Eagle Outfitters, Inc. * ...............         3,500            233
 Cato Corp. - Cl. A ..............................        21,400            211
 Footstar, Inc. * ................................        13,600            340
 Kenneth Cole Productions, Inc. - Cl. A * ........        25,100            471
 Musicland Stores Corp. * ........................        13,100            196
 Shopko Stores, Inc. .............................        15,800            525
 Transport World Entertainment Corp. * ...........         5,500            105
 Zale Corp. * ....................................        14,400            464
                                                                       --------
                                                                          2,545
Retail - Food - 2.1%
 Brinker International, Inc. * ...................        19,200            554
 CEC Entertainment, Inc. * .......................         4,900            136
 Ruby Tuesday, Inc. ..............................        17,600            374
 The Cheesecake Factory, Inc. * ..................         8,700            258
                                                                       --------
                                                                          1,322
Shoe and Apparel Manufacturing - 1.4%
 Burlington Industries, Inc. * ...................        26,800            295
 Kellwood Co. ....................................        10,900            272
 Maxwell Shoe, Inc. - Cl. A * ....................        32,700            358
                                                                       --------
                                                                            925
Steel - 1.1%
 Reliance Steel & Aluminum Co. ...................        10,500            290
 Texas Industries, Inc. ..........................        16,100            434
                                                                       --------
                                                                            724
Telecommunication Equipment - 2.0%
 Centennial Cellular Corp. - Cl. A * .............         6,900            283
 GeoTel Communications Corp. * ...................        13,300            495
 Polycom, Inc. * .................................         7,200            160
 Superior Telecom, Inc. ..........................         7,700            364
                                                                       --------
                                                                          1,302
Telephone - 0.8%
 Metromedia Fiber Network, Inc. - Cl. A * ........        15,800            529

Transportation Services - 0.8%
 Alaska Air Group, Inc. * ........................         2,900            128
 Amtran, Inc. * ..................................         7,100            193
 SkyWest, Inc. ...................................         6,500            212
                                                                       --------
                                                                            533
                                                                       --------
                               TOTAL COMMON STOCK-         97.9%         62,741

                                                           Par
                                                          Value
                                                         (000's)
SHORT-TERM INVESTMENTS - 1.9%
 Investment in joint trading account (Note B)
   6.101% due 01/04/99 ...........................       $ 1,240          1,240
                                                         -------       --------
                                TOTAL INVESTMENTS-         99.8%         63,981
Cash and Receivables, less payables- .............          0.2%            114
                                                         -------       --------
                                       NET ASSETS-        100.0%       $ 64,095
                                                         =======       ========

*  Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                         Market
                Name of Issuer                            Shares         Value
                                                                        (000's)
COMMON STOCK

Argentina - 0.6%
 Banco de Galicia y Buenos Aires SA de CV
     (BANK) ......................................         1,473     $       26
 Banco Frances del Rio de la Plata SA (BANK) .....         2,277             47
 Telefonica de Argentina SA - ADR (UTIT) .........         3,520             98
 YPF Sociedad Anonima - ADR (OILX) ...............         7,762            217
                                                                     ----------
                                                                            388
Australia - 1.9%
 Australian Gas & Light Co., Ltd. (UTIG) .........        11,386             82
 Brambles Industries, Ltd. (DIOP) ................         4,000             97
 Colonial, Ltd. (FINL) ...........................        35,685            123
 Commonwealth Bank (BANK) ........................        10,008            142
 Goodman Fielder, Ltd. (FOOD) ....................        55,000             56
 John Fairfax Holdings Ltd. (MEDP) ...............         6,000             12
 Lend Lease Corp. (FINL) .........................         6,122             83
 National Australia Bank, Ltd. (BANK) ............            92              1
 News Corp., Ltd. (MEDI) .........................        17,022            113
 Publishing & Broadcasting, Ltd. (MEDP) ..........        19,000             83
 TABCORP Holdings, Ltd. (LEIS) ...................        13,000             80
 Telstra Corp., Ltd. (TELS) ......................        39,000            182
 Westpac Banking Corp., Ltd. (BANK) ..............        24,694            165
                                                                     ----------
                                                                          1,219
Belgium - 2.0%
 Credit Communal Holding/Dexia (BANK) ............           559             93
 Fortis AG (INSU) ................................         1,030            371
 KBC Bancassurance Holding NV (BANK) .............         8,580            675
 UCB SA (HEAL) ...................................            19            117
                                                                     ----------
                                                                          1,256
Brazil - 1.1%
 Companhia Energetica de Minas Gerias -
     ADR (UTIE) ..................................         3,121             59
 Compania Brasileira de Distribuicao Grupo Pao
  de Acucar (RETF) ...............................         2,057             32
 Telecomunicacoes Brasileiras S.A. (UTIT) ........         8,170            594
 Unibanco Uniao De Bancos Brasileiros SA
     (BANK) ......................................         3,000             43
                                                                     ----------
                                                                            728
Canada - 0.2%
 Alcan Aluminum, Ltd. (META) .....................         3,240             88
 Royal Bank of Canada (BANK) .....................         1,090             55
                                                                     ----------
                                                                            143
Chili - 0.1%
 Chilectra SA - ADR (UTIE) .......................         1,724             38
 Compania Cervecerias Unidas SA (FOOD) ...........           200              4
                                                                     ----------
                                                                             42
China - 0.2%
 Huaneng Power International, Inc. - ADR *
     (UTIE) ......................................         8,000            116

Denmark - 0.3%
 Den Danske Bank (BANK) ..........................           780            105
 Tele Danmark A/S (TELS) .........................           340             46
 Unidanmark A/S - Cl. A (BANK) ...................           790             71
                                                                     ----------
                                                                            222
Finland - 0.7%
 Nokia Oyj - A Shares (TELE) .....................         3,520            428

France - 10.4%
 Accor SA (LEIS) .................................           260             56
 Alcatel Alsthom (TELE) ..........................         1,994            244
 AXA SA (INSU) ...................................         3,834            555
 Carrefour SA (RETF) .............................           441            333
 Compagnie de St. Gobain (CONS) ..................         1,610            227
 Credit Commercial de France (BANK) ..............         2,153            200
 Dexia France (BANK) .............................           366             56
 Dexia France (BANK) .............................           380             58
 Elf Aquitaine (OILX) ............................         1,900            219
 Group Danone * (FOOD) ...........................           810            232
 GTM Entrepose SA (ENGI) .........................           430             45
 L'Oreal (HNBA) ..................................           195            141
 Lafarge SA (CONS) ...............................           929             88
 Lapeyre SA (HOUS) ...............................           990             71
 Legrand SA (ELEQ) ...............................           444            118
 Pathe SA * (MEDI) ...............................           230             64
 Pinault-Printemps-Redoute SA (RETS) .............         3,460            661
 Primagaz Cie (OILX) .............................           240             23
 Sanofi SA (HEAL) ................................         2,802            461
 Schneider SA (MACH) .............................         5,571            338
 Societe Generale de Paris (BANK) ................         1,328            215
 Societe Television Francaise 1 (MEDI) ...........         1,230            219
 Sodexho SA (LEIS) ...............................         2,450            548
 Total SA - Cl. B (OILX) .........................         5,011            507
 Vivendi (DIOP) ..................................         3,970          1,030
                                                                     ----------
                                                                          6,709
Germany - 6.6%
 Allianz AG - Reg. (INSU) ........................           950            348
 Bayer AG (CHEM) .................................         5,419            226
 Bayerische Vereinsbank AG (BANK) ................         7,027            550
 Buderus AG (DIOP) ...............................            90             33
 Deutsche Bank AG (BANK) .........................         4,909            289
 Deutsche Telekom AG * (TELS) ....................         8,186            269
 Dresdner Bank AG (BANK) .........................         7,271            305
 Gehe AG (HEAL) ..................................         7,628            526
 Hoechst AG (INSU) ...............................         1,670             69
 Hornback Baumarkt Aktiengesellschaft (RETF) .....            80              3
 Mannesmann AG (MACH) ............................         4,720            541
 Rhoen-Klinikum AG (HEAL) ........................           990             98
 SAP AG (SOFT) ...................................           860            372
 Siemens AG (DIOP) ...............................         1,887            122
 VEBA AG (DIOP) ..................................         6,315            378
 Volkswagen AG (AUTO) ............................         1,160             93
                                                                     ----------
                                                                          4,222
Hong Kong - 1.3%
 Cheung Kong (Holdings), Ltd. (READ) .............         6,000             43
 China Telecom (Hong Kong), Ltd. (TELS) ..........        30,000             52
 CLP Holdings, Ltd. (UTIE) .......................        18,000             90

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                         Market
                Name of Issuer                            Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Hong Kong - Continued
 Hang Seng Bank, Ltd. (BANK) .....................         7,000     $       63
 Henderson Land Development Co., Ltd.
     (READ) ......................................        22,000            114
 Hong Kong Telecommunications, Ltd.
     (TELS) ......................................        46,000             80
 Hutchison Whampoa, Ltd. (COMM) ..................        51,000            361
 Sun Hung Kai Properties, Ltd. (REIT) ............         5,000             36
                                                                     ----------
                                                                            839
Ireland - 0.1%
 CBT Group Public, Ltd. - ADR * (SOFT) ...........         4,946             74
Italy - 5.7%
 Assicurazioni Generali (INSU) ...................         6,640            277
 Banca Commerciale Italiana (BANK) ...............        13,000             90
 Banca Di Roma (BANK) ............................       114,000            193
 Credito Italiano SpA (BANK) .....................        65,393            387
 ENI SpA (OILS) ..................................        60,784            397
 Industrie Natuzzi SpA (APPL) ....................         2,000             50
 Istituto Bancario San Paolo di Torino (BANK) ....        20,858            368
 Istituto Nazionale delle Assicurazioni (INSU) ...        84,000            222
 Italgas SpA (UTIG) ..............................        15,000             81
 La Rinascente SpA (CONS) ........................         4,000             41
 Mediolanum SpA (INSU) ...........................        26,655            198
 Telecom Italia Mobile (TIM) SpA (TELS) ..........        75,000            553
 Telecom Italia SpA * (TELS) .....................        91,444            780
                                                                     ----------
                                                                          3,637
Japan - 16.1%
 Advantest (ETRN) ................................         1,000             63
 Alps Electric Co. (ETRN) ........................         6,000            110
 Amada Co., Ltd (MACH) ...........................         8,000             39
 Canon, Inc. (COMM) ..............................        24,000            513
 Citizen Watch Co., Ltd. (RETS) ..................         7,000             42
 Daiichi Pharmaceutical Co., Ltd. (HEAL) .........        12,000            203
 Dainippon Screen Manufacturing Co., Ltd.
     (ELEQ) ......................................        13,000             32
 Daiwa House Industry Co., Ltd. (HOUS) ...........        15,000            160
 DDI Corp. (UTIT) ................................            29            108
 Denso Corp. (ETRN) ..............................        25,000            462
 East Japan Railway Co. (TRAN) ...................            32            179
 Fanuc, Ltd. (ELEQ) ..............................         3,400            116
 Fujitsu, Ltd. (ELEQ) ............................         6,000             80
 Hitachi, Ltd. (ETRN) ............................        30,000            186
 Honda Motor Co. (AUTO) ..........................         2,000             66
 Ito-Yokado Co., Ltd. (RETS) .....................         5,000            349
 KAO Corp. (HNBA) ................................        13,000            293
 Kokuyo Co. (COMM) ...............................         8,000            108
 Komatsu, Ltd. (MACH) ............................        14,000             73
 Komori Corp. (MACH) .............................         7,000            147
 Kuraray Co., Ltd. (APPA) ........................        18,000            198
 Kyocera Corp. (ETRN) ............................         6,000            317
 Makita Corp. (CNSU) .............................        11,000            122
 Marui Co., Ltd. (RETS) ..........................        18,000            346
 Matsushita Electric Industrial Co. (ETRN) .......        26,000            460
 Mitsubishi Corp. (DIOP) .........................        19,000            109
 Mitsubishi Heavy Industries, Ltd. (MACH) ........        78,000            304
 Mitsui Fudosan (REAL) ...........................        37,000            280
 Murata Manufacturing Co., Ltd. (ETRN) ...........         8,000            332
 NEC Corp. (COMP) ................................        41,000            377
 Nippon Telegraph & Telephone Corp. (UTIT) .......            29            224
 Nomura Securities Co., Ltd. (FUND) ..............        28,000            244
 NTT Mobile Communication Network, Inc.
     (TELS) ......................................             2             82
 Pioneer Electronic Corp. (ETRN) .................         4,000             67
 Sangetsu Co., Ltd. (CNSU) .......................         1,000             15
 Sankyo Co., Ltd. (HEAL) .........................        18,000            393
 Sekisui Chemical Co. (CHEM) .....................        22,000            148
 Sekisui House, Ltd. (CONS) ......................        15,000            159
 Seven-Eleven Japan (RETF) .......................         2,000            161
 Shin-Etsu Chemical Co. (CHEM) ...................        13,000            313
 Shiseido Co., Ltd. (CHEM) .......................         9,000            116
 Sony Corp. (ETRN) ...............................         6,300            459
 Sumitomo Corp. (DIOP) ...........................        31,000            151
 Sumitomo Electric Industries (TELE) .............        38,000            427
 Sumitomo Forestry Co. (PAPR) ....................         8,000             57
 TDK Corp. (COMP) ................................         6,000            548
 Tokio Marine & Fire Insurance Co. (INSU) ........         7,000             84
 Tokyo Electron, Ltd. (ETRN) .....................         4,100            156
 Tokyo Steel Manufacturing (STEE) ................         2,500             12
 Toppan Printing Co. (CNSU) ......................        15,000            183
 UNY Co., Ltd. (RETS) ............................         8,000            146
                                                                     ----------
                                                                         10,319
Luxembourg - 0.1%
 Society Europeenne des Satellites (MEDI) ........           336             52
Mexico - 1.3%
 Cemex SA de CV (CONS) ...........................         8,000             20
 Cemex SA de CV (CONS) ...........................            60
 Cemex SA de CV - ADR * (CONS) ...................        14,030             61
 Fomento Economico Mexicano SA de C.V.
     (FOOD) ......................................        28,000             76
 Gruma SA * (FOOD) ...............................         9,114             23
 Gruma SA - ADR * (FOOD) .........................         3,554             35
 Grupo Industrial Maseca SA de CV (FOOD) .........        41,630             34
 Grupo Modelo SA de CV (FOOD) ....................        32,000             68
 Grupo Televisa SA * (MEDI) ......................         2,907             72
 Kimberly-Clark de Mexico SA de CV (PAPR) ........        23,170             74
 Telefonos de Mexico SA - ADR (UTIT) .............         6,560            319
 TV Azteca SA de CV * (MEDI) .....................         2,700             18
                                                                     ----------
                                                                            800
Netherlands - 10.7%
 ABN Amro Holding NV (BANK) ......................        13,956            293
 Akzo Nobel Nv (CHEM) ............................         1,610             73
 ASM Lithography Holding NV (ETRN) ...............         7,380            225
 CSM NV (FOOD) ...................................         5,078            293
 Elsevier NV (MEDP) ..............................        32,310            452
 Fortis Amev NV (INSU) ...........................         6,420            532
 Gucci Group NV (APPA) ...........................         1,594             78
 ING Groep NV (BANK) .............................        16,260            991

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                         Market
                Name of Issuer                            Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Netherlands - Continued
 Koninklijke Ahold NV (RETF) .....................        12,603     $      466
 Koninklijke Numica NV (ETRN) ....................         4,855            231
 KPN NV (UTIT) ...................................         1,730             87
 Philips Electronics NV (ETRN) ...................         4,290            288
 Royal Dutch Petroleum Co. (OILS) ................        11,750            585
 STMicroelectronics NV (ETRN) ....................         1,930            152
 TNT Post Group NV (TRAN) ........................         1,990             64
 Unilever NV (CNSU) ..............................         7,420            634
 Wolters Kluwer NV (MEDP) ........................         6,763          1,446
                                                                     ----------
                                                                          6,890
New Zealand - 0.2%
 Telecom Corp. of New Zealand (TELS) .............        22,000             96
 Telecom Corp. of New Zealand, Ltd. - IR
     (TELS) ......................................        13,000             28
                                                                     ----------
                                                                            124
Norway - 1.1%
 Bergesen d.y. ASA - CL. A (TRAN) ................           250              3
 Norsk Hydro ASA (DIOP) ..........................         9,430            319
 Orkla ASA (DIOP) ................................        24,560            367
 Saga Petroleum ASA (OILX) .......................           400              3
                                                                     ----------
                                                                            692
Panama - 0.1%
 Panamerican Beverages, Inc. - Cl. A (FOOD) ......         4,160             91

Portugal - 0.5%
 Estabelecimentos Jeronimo Martins & Filho,
  Sociedade Gestora de Participacoes Sociais SA
  (RETF) .........................................         5,980            327

Singapore - 0.1%
 Singapore Press Holdings, Ltd. (MEDP) ...........         7,138             78

Soviet Union - 0.0%
 Gazprom - ADR (OILX) ............................         1,380             12
 LUKoil Holding - ADR (OILX) .....................           180              3
                                                                     ----------
                                                                             15
Spain - 2.9%
 Banco Bilbao Vizcaya, SA (BANK) .................         6,820            107
 Banco Santander SA (BANK) .......................        16,170            321
 Corporacion Bancaria de Espana SA (BANK) ........         5,990            155
 Endesa SA (UTIE) ................................         9,788            259
 Gas Natural SDG SA (UTIG) .......................         1,680            182
 Iberdrola SA (UTIE) .............................        10,930            204
 Repsol SA (OILX) ................................         2,307            123
 Telefonica S.A. (UTIT) ..........................        12,192            541
                                                                     ----------
                                                                          1,892
Sweden - 3.3%
 ABB AB - Cl. A (ENGI) ...........................        12,230            130
 Astra AB (HEAL) .................................        29,096            591
 Atlas Copco AB (MACH) ...........................         5,970            129
 Electrolux AB - Ser. B (APPL) ...................        18,410            316
 Esselte AB - Cl. B (COMM) .......................           910             15
 Granges AB (UTIT) ...............................           495              7
 Hennes & Mauritz AB (RETS) ......................         6,150            501
 Nordbanken Holding (BANK) .......................        53,894            345
 Sandvik AB (MACH) ...............................           530              9
 Sandvik AB (MACH) ...............................         5,320             92
                                                                     ----------
                                                                          2,135
Switzerland - 7.0%
 ABB AG * (ENGI) .................................           200            235
 Adecco SA (COMM) ................................           855            390
 Credit Suisse Group - Reg. (BANK) ...............         1,750            274
 Nestle SA (FOOD) ................................           550          1,197
 Novartis AG * * (HEAL) ..........................           466            916
 Roche Holding AG (HEAL) .........................            61            744
 Swisscom AG - Reg. * (UTIT) .....................           261            109
 UBS AG (BANK) ...................................         2,066            635
                                                                     ----------
                                                                          4,500
United Kingdom - 20.0%
 Abbey National First Capital BV (BANK) ..........        19,000            404
 Asda Group plc (RETF) ...........................        63,000            169
 BG plc (OILE) ...................................        22,588            145
 British Petroleum Co. plc (OILX) ................        18,000            268
 Cable & Wireless plc (TELS) .....................        42,000            514
 Cadbury Schweppes plc (FOOD) ....................        29,000            496
 Caradon plc (CONS) ..............................        47,500             81
 Centrica plc * (UTIG) ...........................        21,000             43
 Compass Group plc (FOOD) ........................        29,000            331
 David S. Smith Holdings plc (PAPR) ..............        24,000             42
 Diageo plc (FOOD) ...............................        91,112          1,010
 Electrocomponents plc (ETRN) ....................        15,000             99
 GKN plc (PART) ..................................         6,000             80
 Glaxo Wellcome plc (HEAL) .......................        32,000          1,102
 Heywood Williams Group plc (CONS) ...............         2,000              7
 HSBC Holdings plc (BANK) ........................         3,600             90
 John Laing plc (HOUS) ...........................         3,000             12
 Kingfisher plc (RETS) ...........................       101,000          1,094
 Ladbroke Group plc (LEIS) .......................        28,000            113
 National Westminster Bank plc (BANK) ............        95,000          1,839
 Rank Group plc (DIOP) ...........................        15,000             57
 Reed International plc (MEDP) ...................        76,000            604
 Rio Tinto plc - Reg. (DIOP) .....................        23,000            267
 Rolls-Royce plc (AERO) ..........................        17,000             71
 Safeway plc (RETF) ..............................        41,000            206
 Shell Transport & Trading Co. plc (OILX) ........       156,000            959
 SmithKline Beecham plc (HEAL) ...................       114,800          1,591
 Tesco plc (RETF) ................................       104,000            302
 Tomkins plc (DIOP) ..............................        90,000            428
 Unilever (CNSU) .................................        12,000            135
 United News & Media plc (MEDP) ..................        32,000            278
                                                                     ----------
                                                                         12,837
United States - 0.1%
 Brazil Fund, Inc. (FUND) ........................           860              9
 Korea Fund, Inc. * (BANK) .......................         5,213             48

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                         Market
                Name of Issuer                            Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

United States - Continued
 Mahanagar Telephone Nigam Ltd. (TELS) ...........         3,000     $       26
                                                                     ----------
                                                                             83
                                                                     ----------
                            TOTAL COMMON STOCK- ..          94.7%        60,858

PREFERRED STOCK
Australia - 0.2%
 News Corp., Ltd. (MEDI) .........................        15,198             92
 Sydney Harbour Casino Holdings, Ltd. * (LEIS) ...        54,000             48
                                                                     ----------
                                                                            140
Germany - 0.5%
 Fielmann AG - Pref. (RETS) ......................           670             32
 Fresenius AG (HEAL) .............................           290             61
 Hornbach Holding AG (RETS) ......................           550             33
 SAP AG - Vorzug (SOFT) ..........................           442            211
                                                                     ----------
                                                                            337
                                                                     ----------
                         TOTAL PREFERRED STOCK-              0.7%           477

RIGHTS - 0.0%
Spain - 0.0%
 Telefonica S.A. - Bonus Rights (UTIT) ...........
  Expires 01/30/99  (Cost $0) ....................        12,192             11

                                                         Par
                                                        Value
                                                       (000's)
SHORT-TERM INVESTMENTS - 4.5%
 Investment in joint trading account (Note B)
  6.101% due 01/04/99 ............................    $    2,865          2,865
                                                      ----------     ----------
                             TOTAL INVESTMENTS-             99.9%        64,211
           Cash and Receivables, less payables-              0.1%            39
                                                      ----------     ----------
                                    NET ASSETS-            100.0%    $   64,250
                                                      ==========     ==========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.




SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                              Market         % of
                                                 Industry     Value        Long-Term
                  Industry                     Abbreviation  (000's)      Investments
Banks .......................................      BANK      $ 9,701         15.8%
Health Care Products ........................      HEAL        6,803         11.1%
Food, Beverage and Tobacco ..................      FOOD        3,945          6.4%
Electronic Products and Services ............      ETRN        3,606          5.9%
Diversified Operations ......................      DIOP        3,358          5.5%
Retail - Department Stores ..................      RETS        3,206          5.2%
Media - Publishing ..........................      MEDP        2,953          4.8%
Telecommunication Services ..................      TELS        2,709          4.4%
Insurance ...................................      INSU        2,656          4.3%
Oil and Natural Gas Exploration
  and Production ............................      OILX        2,334          3.8%
Telephone ...................................      UTIT        2,099          3.4%
Retail - Food ...............................      RETF        1,999          3.3%
Machinery ...................................      MACH        1,672          2.7%
Commercial Services .........................      COMM        1,386          2.3%
Telecommunication Equipment .................      TELE        1,099          1.8%
Consumer - Miscellaneous ....................      CNSU        1,089          1.8%
Oil .........................................      OILS          982          1.6%
Computer Equipment ..........................      COMP          925          1.5%
Chemicals ...................................      CHEM          876          1.4%
Leisure and Recreation ......................      LEIS          844          1.4%
Electric Power ..............................      UTIE          766          1.2%
Construction ................................      CONS          685          1.2%
Computer Software and Services ..............      SOFT          656          1.1%
Media - TV/Radio ............................      MEDI          629          1.0%
Cosmetics and Personal Care Products ........      HNBA          434          0.7%
Engineering and Construction ................      ENGI          409          0.7%
Natural Gas Distribution ....................      UTIG          389          0.6%
Household Appliances/Furnishings ............      APPL          366          0.6%
Electrical Equipment ........................      ELEQ          346          0.6%
Real Estate Operations ......................      REAL          280          0.5%
Shoe and Apparel Manufacturing ..............      APPA          276          0.4%
Brokerage and Investment Management .........      FUND          253          0.4%
Transportation Services .....................      TRAN          246          0.4%
Housing .....................................      HOUS          243          0.4%
Financial Services ..........................      FINL          205          0.3%
Paper and Forest Products ...................      PAPR          173          0.3%
Automobile ..................................      AUTO          158          0.3%
Real Estate Development .....................      READ          157          0.3%
Oil - Equipment and Services ................      OILE          145          0.2%
Metals and Mining ...........................      META           88          0.1%
Auto and Truck Parts ........................      PART           80          0.1%
Aerospace and Defense .......................      AERO           71          0.1%
Real Estate Investment Trust ................      REIT           36          0.1%
Steel .......................................      STEE           13          0.0%
                                                             -------        -----
                                                             $61,346        100.0%
                                                             =======        =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                          Market
           Name of Issuer                                      Shares     Value
                                                                         (000's)
COMMON STOCK

Aerospace and Defense - 1.3%
 Aeroquip-Vickers, Inc. ..........................                500   $    15
 Allied Signal, Inc. .............................             12,800       567
 B.F. Goodrich Co. ...............................              1,600        57
 Boeing Co. ......................................             23,068       753
 General Dynamics Corp. ..........................              2,800       164
 Lockheed Martin Corp. ...........................              4,400       373
 Northrop Grumman Corp. ..........................              1,500       110
 Raytheon Co. - Class B ..........................              7,800       415
 United Technologies Corp. .......................              5,100       555
                                                                        -------
                                                                          3,009
Agricultural Operations - 0.4%
 Monsanto Co. ....................................             14,400       684
 Pioneer Hi-Bred International, Inc. .............              5,500       149
                                                                        -------
                                                                            833
Auto and Truck Parts - 0.9%
 AutoZone, Inc. * ................................              3,500       115
 Cooper Tire & Rubber Co. ........................              1,500        31
 Cummins Engine Company, Inc. ....................                800        29
 Dana Corp. ......................................              3,715       152
 General Motors Corp. ............................             14,900     1,066
 Genuine Parts Co. ...............................              4,250       142
 Goodyear Tire & Rubber Co. ......................              3,500       177
 ITT Industries, Inc. ............................              2,500        99
 Johnson Controls, Inc. ..........................              1,900       112
 Navistar International * ........................              1,400        40
 PACCAR, Inc. ....................................              1,900        78
 Pep Boys - Manny, Moe & Jack ....................              1,800        28
 TRW, Inc. .......................................              2,700       152
                                                                        -------
                                                                          2,221
Automobile - 0.7%
 Ford Motor Co. ..................................             27,500     1,614

Banks - 7.0%
 Bank of New York Co., Inc. ......................             17,500       704
 Bank One Corp. ..................................             26,850     1,371
 BankAmerica Corp. ...............................             39,568     2,379
 BankBoston Corp. ................................              6,700       261
 Bankers Trust New York Corp. ....................              2,200       188
 BB&T Corporation ................................              6,600       266
 Chase Manhattan Corp. ...........................             19,200     1,307
 Comerica, Inc. ..................................              3,500       239
 Fifth Third Bancorp .............................              6,050       431
 First Union Corp. ...............................             22,546     1,371
 Fleet Financial Group, Inc. .....................             13,000       581
 Golden West Financial Corp. .....................              1,300       119
 Huntington Bancshares, Inc. .....................              4,850       146
 J.P. Morgan & Co., Inc. .........................              4,100       431
 KeyCorp .........................................             10,300       330
 Mellon Bank Corp. ...............................              5,900       406
 Mercantile Bancorporation .......................              3,700       171
 National City Corp. .............................              7,600       551
 Northern Trust Corp. ............................              2,600       227
 PNC Bank Corp. ..................................              6,900       373
 Regions Financial Corp. .........................              5,000       202
 Republic New York Corp. .........................              2,500       114
 State Street Corp. ..............................              3,700       257
 Summit Bancorp ..................................              3,900       170
 Suntrust Banks, Inc. ............................              4,900       375
 Synovus Financial Corp. .........................              6,050       147
 U.S. Bancorp ....................................             16,718       594
 Union Planters Corp. ............................              3,100       140
 Wachovia Corp. ..................................              4,600       402
 Washington Mutual, Inc. .........................             13,618       520
 Wells Fargo & Co. ...............................             36,900     1,474
                                                                        -------
                                                                         16,247
Brokerage and Investment Management - 3.6%
 Aim Stic Prime Fund .............................          2,825,513     2,826
 Bear Stearns Cos., Inc. .........................              2,500        93
 Charles Schwab Corp. ............................              9,225       518
 Franklin Resources, Inc. ........................              6,000       192
 Lehman Brothers Holdings, Inc. ..................              2,700       119
 Merrill Lynch & Co., Inc. .......................              8,000       534
 Morgan Stanley, Dean Witter,
  Discover & Co. .................................             13,150       934
 Prime Obligation Fund ...........................          3,068,430     3,068
                                                                        -------
                                                                          8,284
Business Services - 0.4%
 Automatic Data Processing, Inc. .................              7,000       561
 Dun & Bradstreet Corp. ..........................              3,700       117
 H & R Block, Inc. ...............................              2,300       104
 Harris Corp. ....................................              1,700        62
 IKON Office Solutions, Inc. .....................              2,500        21
                                                                        -------
                                                                            865
Chemicals - 1.2%
 Air Products & Chemicals, Inc. ..................              5,200       208
 Dow Chemical Co. ................................              5,000       455
 E.I. du Pont de Nemours & Co. ...................             25,700     1,364
 Eastman Chemical Co. ............................              1,800        80
 Engelhard Corp. .................................              3,100        60
 Great Lakes Chemical Corp. ......................              1,300        52
 Hercules, Inc. ..................................              2,300        63
 Morton International, Inc. ......................              2,800        69
 Nalco Chemical Co. ..............................              1,500        46
 Praxair, Inc. ...................................              3,800       134
 Rohm & Haas Co. .................................              3,900       117
 Sigma-Aldrich Corp. .............................              2,100        62
 Union Carbide Corp. .............................              3,100       132
 W.R. Grace & Co. ................................              1,700        27
                                                                        -------
                                                                          2,869
Commercial Services - 0.6%
 Cendant Corp. * .................................             19,606       374
 Deluxe Corp. ....................................              1,700        62

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                          Market
           Name of Issuer                                      Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED

Commercial Services - Continued
 Ecolab, Inc. ....................................              3,100  $    112
 Equifax, Inc. ...................................              3,300       113
 Interpublic Group Cos., Inc. ....................              3,250       259
 Moore Corp., Ltd. ...............................              1,700        19
 Omnicom Group Inc. ..............................              3,800       220
 R.R. Donnelley & Sons Co. .......................              3,200       140
                                                                       --------
                                                                          1,299
Computer Equipment - 6.7%
 3Com Corp. * ....................................              8,200       368
 Apple Computer, Inc. * ..........................              3,000       123
 Compaq Computer Corp. ...........................             38,611     1,619
 Data General Corp. * ............................              1,300        21
 Dell Computer Corp. * ...........................             29,100     2,130
 Gateway 2000, Inc. * ............................              3,500       179
 HBO & Company ...................................             10,900       313
 Hewlett-Packard Co. .............................             23,700     1,619
 Intel Corp. .....................................             38,100     4,517
 International Business Machines Corp ............             21,300     3,935
 Xerox Corp. .....................................              7,500       885
                                                                       --------
                                                                         15,709
Computer Software and Services - 6.1%
 Adobe Systems, Inc. .............................              1,500        70
 America Online, Inc. * ..........................              2,400       347
 Autodesk, Inc. ..................................                900        38
 BMC Software, Inc. * ............................              4,900       218
 Cabletron Systems, Inc. * .......................              4,000        34
 Ceridian Corp. * ................................              1,600       112
 Computer Associates International, Inc ..........             12,525       534
 Computer Sciences Corp. * .......................              3,700       239
 Electronic Data Systems Corp. ...................             11,300       568
 EMC Corp. * .....................................             11,400       969
 First Data Corp. ................................             10,200       323
 IMS Health, Inc. ................................              3,800       287
 Microsoft Corp. .................................             56,900     7,891
 Novell, Inc. * ..................................              8,100       147
 Oracle Corp. * ..................................             22,150       955
 Parametric Technology Co. * .....................              5,900        97
 Peoplesoft, Inc. ................................              5,300       100
 Seagate Technology, Inc. * ......................              5,500       166
 Shared Medical Systems Corp. ....................                500        25
 Silicon Graphics, Inc. * ........................              4,200        54
 Sun Microsystems, Inc. * ........................              8,700       745
 Unisys Corp. * ..................................              5,800       200
                                                                       --------
                                                                         14,119
Construction - 0.0%
 Armstrong World Industries, Inc. ................                900        54
 Foster Wheeler Corp. ............................                600         8
                                                                       --------
                                                                             62
Consumer - Miscellaneous - 1.2%
 American Greetings Corp. - Cl. A ................              1,500        62
 Avery Dennison Corp. ............................              2,700       122
 Black & Decker Corp. ............................              2,100       118
 Briggs & Stratton Corp. .........................                500        25
 Clorox Co. ......................................              2,400       280
 Fortune Brands, Inc. ............................              3,700       117
 Honeywell, Inc. .................................              2,900       218
 Jostens, Inc. ...................................                600        16
 Parker-Hannifin Corp. ...........................              2,550        83
 Rubbermaid, Inc. ................................              3,300       104
 Service Corp. International .....................              5,800       221
 Sherwin-Williams Co. ............................              4,000       117
 Snap-On, Inc. ...................................              1,300        45
 Stanley Works ...................................              1,800        50
 Tupperware Corp. ................................              1,100        18
 Unilever NV - NY Shares .........................             14,600     1,211
                                                                       --------
                                                                          2,807
Containers - 0.1%
 Bemis Company, Inc. .............................              1,200        46
 Crown Cork & Seal Co., Inc. .....................              2,800        86
 Owens-Illinois, Inc. * ..........................              3,500       107
 Sealed Air Corp. * ..............................              1,789        91
                                                                       --------
                                                                            330
Cosmetics and Personal Care Products - 2.2%
 Alberto-Culver Co. ..............................              1,300        35
 Avon Products, Inc. .............................              5,900       261
 Colgate-Palmolive Co. ...........................              6,700       622
 Gillette Co. ....................................             25,200     1,218
 International Flavors & Fragrances, Inc .........              2,500       110
 Procter & Gamble Co. ............................             30,300     2,767
                                                                       --------
                                                                          5,013
Diversified Operations - 5.0%
 Cooper Industries, Inc. .........................              2,500       119
 Corning, Inc. ...................................              5,400       243
 Crane Co. .......................................              1,350        41
 Danaher Corp. ...................................              3,000       163
 Eastern Enterprises .............................                500        22
 Eaton Corp. .....................................              1,600       113
 General Electric Co. ............................             74,800     7,634
 Illinois Tool Works, Inc. .......................              5,600       325
 Minnesota Mining & Manufacturing Co .............              9,200       654
 National Service Industries, Inc. ...............                900        34
 Pall Corp. ......................................              2,800        71
 PPG Industries, Inc. ............................              4,000       233
 Raychem Corp. ...................................              1,800        58
 Seagram Co., Ltd. ...............................              9,100       346
 Tenneco, Inc. ...................................              3,900       133
 Textron, Inc. ...................................              3,700       281
 Tyco International, Ltd. ........................             14,716     1,110
                                                                       --------
                                                                         11,580

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                          Market
           Name of Issuer                                      Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED

Electric Power - 2.3%
 AES Corp. * .....................................              4,000  $    189
 Ameren Corp. ....................................              3,100       132
 American Electric Power Co. .....................              4,400       207
 Baltimore Gas & Electric Co. ....................              3,700       114
 Carolina Power & Light Co. ......................              3,600       169
 Central & South West Corp. ......................              4,700       129
 Cinergy Corp. ...................................              3,500       120
 Consolidated Edison, Inc. .......................              5,500       291
 Dominion Resources, Inc. ........................              4,500       210
 DTE Energy Co. ..................................              3,300       141
 Duke Energy Co. .................................              8,344       535
 Edison International ............................              8,100       226
 Entergy Corp. ...................................              5,800       181
 Firstenergy Corp. ...............................              5,600       182
 FPL Group, Inc. .................................              4,100       253
 GPU, Inc. .......................................              2,900       128
 Houston Industries, Inc. ........................              6,524       210
 New Century Energies, Inc. ......................              2,600       127
 Niagara Mohawk Power Corp. ......................              4,000        65
 Northern States Power Co. .......................              3,500        97
 PacifiCorp ......................................              6,600       139
 Peco Energy Co. .................................              5,200       216
 PG & E Corp. ....................................              8,700       274
 PP & L Resources, Inc. ..........................              3,500        98
 Public Services Enterprise Group, Inc ...........              5,200       208
 Southern Co. ....................................             16,100       468
 Texas Utilities Co. .............................              6,312       295
                                                                       --------
                                                                          5,404
Electrical Equipment - 0.4%
 EG & G, Inc. ....................................              1,000        28
 Emerson Electric Co. ............................             10,100       611
 Unicom Corp. ....................................              4,900       189
                                                                       --------
                                                                            828
Electronic Products and Services - 3.1%
 Advanced Micro Devices, Inc. * ..................              3,300        95
 AMP, Inc. .......................................              4,938       257
 Applied Materials, Inc. * .......................              8,500       363
 Ball Corp. ......................................                800        37
 Cisco Systems, Inc. * ...........................             36,025     3,343
 KLA-Tencor Corp. * ..............................              2,000        87
 LSI Logic Corp. * ...............................              2,900        47
 Micron Technology, Inc. * .......................              4,900       248
 Millipore Corp. .................................                800        23
 Motorola, Inc. ..................................             13,600       830
 National Semiconductor Corp. * ..................              3,900        53
 Pitney Bowes, Inc. ..............................              6,300       416
 Polaroid Corp. ..................................                800        15
 Rockwell International Corp. * ..................              4,400       214
 Solectron Corp. * ...............................              2,700       251
 Tektronix, Inc. .................................                900        27
 Texas Instruments, Inc. .........................              9,000       770
 Thomas & Betts Corp. ............................              1,200        52
                                                                       --------
                                                                          7,128
Engineering and Construction - 0.0%
 Fluor Corp. .....................................              1,600        68

Financial Services - 2.1%
 American Express Co. ............................             10,300     1,053
 Associates First Capital Corp. -
  Cl. A ..........................................             16,606       704
 Capital One Financial Corp. .....................              1,500       173
 Citigroup, Inc. .................................             51,952     2,572
 Paychex, Inc. ...................................              3,800       195
 Providian Financial Corp. * .....................              3,150       236
                                                                       --------
                                                                          4,933
Food, Beverage and Tobacco - 6.0%
 Adolph Coors Co. - Cl. B ........................                800        45
 Anheuser-Busch Cos., Inc. .......................             11,000       722
 Archer-Daniels-Midland Co. ......................             13,818       237
 Bestfoods .......................................              6,400       341
 Brown-Forman Corp. ..............................              1,500       113
 Campbell Soup Co. ...............................             10,100       555
 Coca-Cola Co. ...................................             56,300     3,765
 Coca-Cola Enterprises, Inc. .....................              9,200       329
 ConAgra, Inc. ...................................             11,300       356
 General Mills, Inc. .............................              3,600       280
 H.J. Heinz Co. ..................................              8,400       476
 Hershey Foods Corp. .............................              3,300       205
 Kellogg Co. .....................................              9,400       321
 PepsiCo, Inc. ...................................             33,500     1,371
 Philip Morris Cos., Inc. ........................             55,600     2,975
 Quaker Oats Co. .................................              3,000       178
 Ralston-Ralston Purina Group ....................              7,000       227
 RJR Nabisco Holdings Corp. ......................              7,500       223
 Sara Lee Corp. ..................................             21,000       592
 SUPERVALU, Inc. .................................              2,600        73
 Sysco Corp. .....................................              7,500       206
 UST, Inc. .......................................              4,100       143
 Wm. Wrigley Jr. Co. .............................              2,700       242
                                                                       --------
                                                                         13,975
Health Care Products - 11.4%
 Abbott Laboratories .............................             34,500     1,690
 Allergan, Inc. ..................................              1,400        91
 ALZA Corp. * ....................................              2,200       115
 American Home Products Corp. * ..................             30,200     1,701
 Amgen, Inc. * ...................................              5,800       606
 Bausch & Lomb, Inc. .............................              1,200        72
 Baxter International, Inc. ......................              6,600       424
 Becton, Dickinson & Co. .........................              5,600       239
 Biomet, Inc. ....................................              2,600       105
 Boston Scientific Corp. * .......................              8,800       236
 Bristol-Myers Squibb Co. ........................             22,700     3,037
 C.R. Bard, Inc. .................................              1,200        59
 Cardinal Health, Inc. ...........................              4,700       357

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                          Market
           Name of Issuer                                      Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Eli Lilly & Co. .................................             25,100  $  2,231
 Guidant Corp. ...................................              3,500       386
 Johnson & Johnson ...............................             30,600     2,567
 Mallinckrodt, Inc. ..............................              1,600        49
 Medtronic, Inc. .................................             11,200       832
 Merck & Co., Inc. ...............................             27,200     4,017
 Pfizer, Inc. ....................................             29,600     3,713
 Pharmacia & Upjohn, Inc. ........................             11,700       662
 Schering-Plough Corp. ...........................             33,500     1,851
 St. Jude Medical, Inc. * ........................              1,900        53
 Warner-Lambert Co. ..............................             18,700     1,406
                                                                       --------
                                                                         26,499
Health Care Services - 0.4%
 Columbia/HCA Healthcare Corp. ...................             14,950       370
 HCR Manor Care, Inc. * ..........................              2,600        76
 HEALTHSOUTH Corp. * .............................             10,300       159
 Humana, Inc. * ..................................              4,100        73
 Tenet Healthcare Corp. * ........................              6,900       181
 United Healthcare Corp. .........................              4,400       190
                                                                       --------
                                                                          1,049
Household Appliances / Furnishings - 0.2%
 Maytag Corp. ....................................              2,000       124
 Newell Co. ......................................              3,700       153
 Springs Industries, Inc. - Cl. A ................                300        12
 Whirlpool Corp. .................................              1,800       100
                                                                       --------
                                                                            389
Housing - 0.2%
 Centex Corp. ....................................              1,300        59
 Fleetwood Enterprises ...........................                700        24
 Kaufman & Broad Home Corp. ......................                800        23
 Masco Corp. .....................................              7,700       221
 Owens Corning ...................................              1,300        46
 Pulte Corp. .....................................                900        25
                                                                       --------
                                                                            398
Insurance - 3.5%
 Aetna, Inc. .....................................              3,300       259
 Allstate Corp. ..................................             18,900       730
 American General Corp. ..........................              5,721       446
 American International Group, Inc. ..............             24,000     2,319
 Aon Corp. .......................................              3,800       210
 Chubb Corp. .....................................              3,700       240
 Cigna Corp. .....................................              4,800       371
 Cincinnati Financial Corporation ................              3,700       136
 Conseco, Inc. ...................................              7,091       217
 Hartford Financial Services Group, Inc ..........              5,400       296
 Jefferson-Pilot Corp. ...........................              2,350       176
 Lincoln National Corp. ..........................              2,300       188
 Loews Corp. .....................................              2,700       265
 Marsh & McLennan Cos., Inc. .....................              5,900       345
 MBIA, Inc. ......................................              2,300       151
 MGIC Investment Corp. ...........................              2,600       104
 Perkin-Elmer Corp. ..............................              1,100       107
 Progressive Corp. ...............................              1,700       288
 Provident Cos., Inc. ............................              3,100       129
 Safeco Corp. ....................................              3,400       146
 St. Paul Cos., Inc. .............................              5,514       192
 SunAmerica, Inc. ................................              4,900       397
 Torchmark, Inc. .................................              3,200       113
 Transamerica Corp. ..............................              1,400       162
 UNUM Corp. ......................................              3,100       181
                                                                       --------
                                                                          8,168
Leisure and Recreation - 0.7%
 Brunswick Corp. .................................              2,400        59
 Carnival Corp. ..................................              8,400       403
 Eastman Kodak Co. ...............................              7,300       526
 Harrah's Entertainment, Inc. * ..................              2,200        35
 Hasbro, Inc. ....................................              3,150       114
 Hilton Hotels Corp. .............................              5,800       111
 Marriott International, Inc. - Cl A .............              5,500       159
 Mattel, Inc. ....................................              6,400       146
 Mirage Resorts, Inc. ............................              3,700        55
                                                                       --------
                                                                          1,608
Machinery - 0.5%
 Case Corp .......................................              1,600        35
 Caterpillar, Inc. ...............................              8,200       377
 Deere & Co. .....................................              5,300       175
 Dover Corp. .....................................              5,300       194
 FMC Corp. * .....................................                800        45
 Harnischfeger Industries, Inc. ..................                800         8
 Ingersoll-Rand Co. ..............................              3,900       183
 McDermott International, Inc. ...................              1,400        35
 NACCO Industries, Inc. - Cl. A ..................                200        18
 Thermo Electron Corp. * .........................              3,300        56
 W.W. Grainger, Inc. .............................              2,300        96
                                                                       --------
                                                                          1,222
Media - Publishing - 0.5%
 Dow Jones & Co., Inc. ...........................              2,200       106
 Gannett Co., Inc. ...............................              6,500       419
 Knight-Ridder, Inc. .............................              1,700        87
 Meredith Corp. ..................................              1,200        45
 New York Times Co. ..............................              4,400       153
 Times Mirror Co. - Cl. A ........................              2,000       112
 Tribune Co. .....................................              2,800       185
                                                                       --------
                                                                          1,107
Media - TV / Radio - 2.6%
 CBS Corp. * .....................................             16,000       524
 Clear Channel Communications, Inc. * ............              6,000       327
 Comcast Corp. - Cl. A ...........................              8,500       499
 King World Productions, Inc. * ..................              1,700        50
 McGraw-Hill Cos., Inc. ..........................              2,200       224

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                          Market
           Name of Issuer                                      Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED

Media - TV / Radio - Continued
 Tele-Communications, Inc. - Cl. A * .............             12,400  $    686
 The Walt Disney Co. .............................             46,900     1,407
 Time Warner, Inc. ...............................             27,900     1,731
 Viacom, Inc. - Cl. B * ..........................              8,000       592
                                                                       --------
                                                                          6,040
Metal Product and Fabrication - 0.1%
 Milacron, Inc. ..................................                700        14
 Reynolds Metals Co. .............................              1,600        84
 Timken Co. ......................................              1,600        30
 Worthington Industries, Inc. ....................              1,800        23
                                                                       --------
                                                                            151
Metals and Mining - 0.3%
 Alcan Aluminium, Ltd. ...........................              5,400       146
 Aluminum Co. of America .........................              4,400       328
 Asarco, Inc. ....................................                700        11
 Cyprus Amax Minerals Co. ........................              2,200        22
 Inco, Ltd. ......................................              3,800        40
 Phelps Dodge Corp. ..............................              1,200        61
                                                                       --------
                                                                            608
Natural Gas Distribution - 0.5%
 Columbia Energy Group, Inc. .....................              1,900       110
 Consolidated Natural Gas Co. ....................              2,100       113
 Enron Corp. .....................................              7,500       428
 NICOR, Inc. .....................................              1,100        46
 Peoples Energy Corp. ............................                800        32
 Sempra Energy * .................................              5,255       133
 Williams Cos., Inc. .............................              9,700       303
                                                                       --------
                                                                          1,165
Oil - 1.0%
 Royal Dutch Petroleum Co. - NY
  Shares .........................................             49,000     2,346

Oil - Equipment and Services - 0.4%
 Baker Hughes, Inc. ..............................              7,800       138
 Halliburton Co. .................................              9,900       293
 ONEOK, Inc. .....................................                600        22
 Schlumberger, Ltd. ..............................             12,500       577
                                                                       --------
                                                                          1,030
Oil and Natural Gas Exploration and Production - 4.7%
 Amerada Hess Corp. ..............................              2,300       114
 Amoco Corp. .....................................             21,600     1,304
 Anadarko Petroleum Corp. ........................              2,900        90
 Apache Corp. ....................................              2,100        53
 Ashland, Inc. ...................................              1,900        92
 Atlantic Richfield Co. ..........................              7,400       483
 Burlington Resources, Inc. ......................              3,910       140
 Chevron Corp. ...................................             14,800     1,227
 Coastal Corp. ...................................              5,000       175
 Exxon Corp. .....................................             55,500     4,058
 Helmerich & Payne, Inc. .........................              1,200        23
 Kerr-McGee Corp. ................................              1,000        38
 Mobil Corp. .....................................             17,800     1,551
 Occidental Petroleum Corp. ......................              7,800       132
 Oryx Energy Co. * ...............................              2,900        39
 Phillips Petroleum Co. ..........................              5,700       243
 Rowan Cos., Inc. * ..............................              2,100        21
 Sonat, Inc. .....................................              2,300        62
 Sunoco, Inc. ....................................              2,000        72
 Texaco, Inc. ....................................             12,200       645
 Union Pacific Resources Group, Inc. .............              5,408        49
 Unocal Corp. ....................................              5,500       161
 USX-Marathon Group ..............................              6,800       205
                                                                       --------
                                                                         10,977
Paper and Forest Products - 0.9%
 Boise Cascade Corp. .............................              1,400        43
 Champion International Corp. ....................              2,100        85
 Fort James Corp. ................................              5,000       200
 Georgia-Pacific Corp. ...........................              2,000       117
 International Paper Co. .........................              6,900       309
 Kimberly-Clark Corp. ............................             12,500       681
 Louisiana-Pacific Corp. .........................              2,400        44
 Mead Corp. ......................................              2,300        67
 Potlatch Corp. ..................................                500        19
 Temple-Inland, Inc. .............................              1,200        71
 Union Camp Corp. ................................              1,500       101
 Westvaco Corp. ..................................              2,200        59
 Weyerhaeuser Co. ................................              4,500       229
 Willamette Industries, Inc. .....................              2,700        91
                                                                       --------
                                                                          2,116
Personal and Commercial Lending - 0.5%
 Countrywide Credit Industries, Inc. .............              2,700       135
 Household International, Inc. ...................             10,966       434
 MBNA Corp. ......................................             17,275       431
 SLM Holding Corp. ...............................              3,700       178
                                                                       --------
                                                                          1,178
Pollution Control - 0.3%
 Browning-Ferris Industries, Inc. ................              4,100       117
 Waste Management, Inc. ..........................             12,957       604
                                                                       --------
                                                                            721
Precious Metals/Gems/Stones - 0.2%
 Barrick Gold Corp. ..............................              8,800       171
 Battle Mountain Gold Co. ........................              5,500        23
 Freeport-McMoRan Copper & Gold ..................              4,000        42
 Homestake Mining Co. ............................              5,900        54
 Newmont Mining Corp. ............................              3,801        69
 Placer Dome, Inc. ...............................              5,500        63
                                                                       --------
                                                                            422
Retail - Department Stores - 5.0%
 Circuit City Stores, Inc. .......................              2,200       110
 Consolidated Stores Corp. .......................              2,700        55

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                          Market
           Name of Issuer                                      Shares     Value
                                                                         (000's)
COMMON STOCK - Continued

Retail - Department Stores - Continued
 Costco Cos., Inc. * .............................              4,900  $    354
 Dayton-Hudson Corp. .............................             10,000       542
 Dillard's, Inc. .................................              2,300        65
 Dollar General Corp. ............................              4,150        98
 Federated Department Stores, Inc. * .............              4,800       209
 Fred Meyer, Inc. * ..............................              3,600       217
 Gap, Inc. .......................................             13,450       757
 Harcourt General, Inc. ..........................              1,500        80
 Home Depot, Inc. ................................             35,700     2,184
 J.C. Penney, Inc. ...............................              5,700       267
 Kmart Corp. * ...................................             11,400       175
 Kohl's Corp. ....................................              3,800       233
 Limited, Inc. ...................................              5,200       151
 Lowe's Cos., Inc. ...............................              8,200       420
 May Department Stores Co. .......................              5,400       326
 Nordstrom, Inc. .................................              3,600       125
 Sears, Roebuck & Co. ............................              8,800       374
 Staples, Inc. * .................................              7,300       319
 Tandy Corp. .....................................              2,400        99
 TJX Cos., Inc. ..................................              7,500       217
 Toys "R" Us, Inc. * .............................              5,600        95
 Venator Group, Inc. .............................              2,400        15
 Wal-Mart Stores, Inc. ...........................             51,400     4,186
                                                                       --------
                                                                         11,673
Retail - Drug Stores - 0.6%
 CVS Corp. .......................................              8,900       489
 Longs Drug Stores, Inc. .........................                900        34
 Rite Aid Corp. ..................................              6,000       297
 Walgreen Co. ....................................             11,300       662
                                                                       --------
                                                                          1,482
Retail - Food - 1.4%
 Albertson's, Inc. ...............................              5,500       350
 American Stores Co. .............................              6,200       229
 Darden Restaurants, Inc. ........................              3,100        56
 Kroger Co. * ....................................              5,900       357
 McDonald's Corp. ................................             15,400     1,180
 Safeway, Inc. * .................................             11,100       676
 The Great Atlantic & Pacific Tea
  Company, Inc. ..................................              1,000        30
 Tricon Global Restaurants, Inc. * ...............              3,550       178
 Wendy's International, Inc. .....................              2,800        61
 Winn-Dixie Stores, Inc. .........................              3,300       148
                                                                       --------
                                                                          3,265
Shoe and Apparel Manufacturing - 0.2%
 Fruit of the Loom, Inc. * .......................              1,500        21
 Liz Claiborne, Inc. .............................              1,500        47
 Nike, Inc. ......................................              6,500       264
 Reebok International, Ltd. ......................              1,100        17
 Russell Corp. ...................................                800        16
 V.F. Corp. ......................................              2,800       131
                                                                       --------
                                                                            496
Steel - 0.1%
 Allegheny Teldyne, Inc. .........................              4,600        94
 Bethleham Steel Corp. * .........................              3,200        27
 Nucor Corp. .....................................              1,900        82
 USX-US Steel Group, Inc. ........................              1,900        44
                                                                       --------
                                                                            247
Telecommunication Equipment - 2.1%
 Andrew Corp. * ..................................              1,750        29
 Ascend Communications, Inc. .....................              5,000       329
 General Instrument Corp. * ......................              4,100       139
 Lucent Technologies, Inc. .......................             30,000     3,300
 Northern Telecom, Ltd. ..........................             14,900       747
 Scientific-Atlanta, Inc. ........................              1,500        34
 Tellabs, Inc. * .................................              4,400       302
                                                                       --------
                                                                          4,880
Telecommunication Services - 0.9%
 Airtouch Communications, Inc. * .................             13,100       945
 Frontier Corp. ..................................              3,900       133
 MediaOne Group, Inc. ............................             13,900       653
 Nextel Communications, Inc. * ...................              6,500       153
 Sprint PCS * ....................................              9,250       214
                                                                       --------
                                                                          2,098
Telephone - 7.6%
 Alltel Corp. ....................................              6,200       371
 Ameritech Corp. .................................             25,200     1,597
 AT&T Corp. ......................................             41,300     3,108
 Bell Atlantic Corp. .............................             35,536     1,883
 BellSouth Corp. .................................             44,700     2,229
 GTE Corp. .......................................             22,100     1,437
 MCI WorldCom, Inc. ..............................             41,885     3,005
 SBC Communications, Inc. ........................             44,548     2,389
 Sprint Corp. ....................................              9,900       833
 U.S. West, Inc. .................................             11,397       737
                                                                       --------
                                                                         17,589
Transportation Services - 0.9%
 AMR Corp. * .....................................              4,200       249
 Burlington Northern Santa Fe ....................             10,800       364
 CSX Corp. .......................................              4,900       203
 Delta Air Lines, Inc. ...........................              3,400       177
 FDX Corp. .......................................              3,300       294
 Laidlaw, Inc. ...................................              8,000        81
 Norfolk Southern Corp. ..........................              8,600       273
 Ryder System, Inc. ..............................              1,500        39
 Southwest Airlines Co. ..........................              7,700       173
 U.S. Airways Group, Inc. * ......................              2,100       109
 Union Pacific Corp. .............................              5,600       252
                                                                       --------
                                                                          2,214
U.S. Government Agencies - 1.2%
 Federal Home Loan Mortgage Corp. ................             15,500       999

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                          Market
           Name of Issuer                                Shares           Value
                                                                         (000's)
COMMON STOCK - CONTINUED

U.S. Government Agencies - Continued
 Federal National Mortgage Assoc. ................       23,700       $   1,754
                                                                      ----------
                                                                          2,753
                                                                      ----------
                               TOTAL COMMON STOCK-       100.2%         233,088

                                                          Par
                                                         Value
                                                        (000's)
SHORT-TERM INVESTMENTS

U.S. Governmental - 0.1%
 U.S. Treasury Bills
  4.405% due 03/18/99 # ..........................      $   230             228
  4.420% due 03/18/99 # ..........................           20              20
                                                                      ----------
                     TOTAL SHORT-TERM INVESTMENTS-         0.1%             248
                                                        -------       ----------
                                TOTAL INVESTMENTS-       100.3%         233,336
              Payables, less cash and receivables-       (0.3)%            (758)
                                                        -------       ----------
                                       NET ASSETS-       100.0%       $ 232,578
                                                        =======       ==========

* Non-income producing security.
# Securities, or a portion thereof, with an aggregate market value of $248 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO

                                                            Par           Market
           Name of Issuer                                   Value         Value
                                                           (000's)       (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 2.4%
 Argo-Tech Corp.
 8.625% due 10/01/07 .............................        $  100     $       95
 K & F Industries, Inc. - Sr. Sub. Notes
 9.25% due 10/15/07 ..............................           260            263
                                                                     ----------
                                                                            358
Auto and Truck Parts - 3.0%
 Accuride Corp. - Sr. Sub. Notes Ser. B
 9.25% due 02/01/08 ..............................           125            122
 Hayes Lemmerz International, Inc.
 9.125% due 07/15/07 .............................           100            104
 LDM Technologies, Inc.
 10.75% due 01/15/07 .............................           120            120
 Numatics, Inc. - Ser. B
 9.625% due 04/01/08 .............................           100             94
                                                                     ----------
                                                                            440
Banks - 0.3%
 Western Financial Bank
 8.875% due 08/01/07 .............................            55             40
Chemicals - 1.9%
 Lyondell Chemical Co. - Debs
 9.8% due 02/01/20 ...............................            90             93
 PCI Chemicals Canada, Inc.
 9.25% due 10/15/07 ..............................           100             81
 Sovereign Speciality Chemicals
 9.5% due 08/01/07 ...............................           100            101
                                                                     ----------
                                                                            275
Coal - 2.1%
 P&L Coal Holdings Corp.
 9.625% due 05/15/08 .............................           300            305
Commercial Services - 2.9%
 Iron Mountain, Inc.
 8.75% due 09/30/09 ..............................           150            154
 Pierce Leahy Corp. - Sr. Sub. Notes
 9.125% due 07/15/07 .............................           100            106
 Sullivan Graphics, Inc.
 12.75% due 08/01/05 .............................            95             97
 World Color Press, Inc. - Sr. Sub. Notes
     144A (a)
 8.375% due 11/15/08 .............................            75             75
                                                                     ----------
                                                                            432
Computer Software and Services - 3.9%
 Concentric Network Corp. - Sr. Notes
 12.75% due 12/15/07 .............................           100            102
 PSINet, Inc.
 11.5% due 11/01/08 ..............................            75             78
 PSINet, Inc. - Sr. Notes
 10.0% due 02/15/05 ..............................           200            198
 Verio, Inc. - Sr. Notes
 10.375% due 04/01/05 ............................           150            147
 Verio, Inc. - Sr. Notes 144A (a)
 11.25% due 12/01/08 .............................            50             50
                                                                     ----------
                                                                            575
Construction - 0.7%
 Nortek, Inc.
 9.125% due 09/01/07 .............................           100            103
Consumer - Miscellaneous - 3.0%
 CSC Holdings, Inc. - Debs
 8.125% due 08/15/09 .............................            50             53
 Lin Holdings Corp. - Sr. Disc. Notes
 1.0% due 03/01/08 ...............................           400            281
 True Temper Sports, Inc. - Sr. Sub. Notes
     144A (a)
 10.875% due 12/01/08 ............................           115            115
                                                                     ----------
                                                                            449
Containers - 0.6%
 Gaylord Container Corp. - Sr. Notes Ser. B
 9.375% due 06/15/07 .............................           100             88
Cosmetics and Personal Care Products - 1.3%
 Revlon Consumer Products, Inc. - Sr. Sub.
  Notes
 8.625% due 02/01/08 .............................            50             46
 Revlon Worldwide - Sr. Disc. Notes
 0.0% due 03/15/01 ...............................           250            143
                                                                     ----------
                                                                            189
Diversified Operations - 1.7%
 Consumers International - Sr. Notes
 10.25% due 04/01/05 .............................            30             32
 Fisher Scientific International, Inc. - Sr
  Sub. Notes
 9.0% due 02/01/08 ...............................           125            124
 Mark IV Industries, Inc. - Sr. Sub. Notes
 7.75% due 04/01/06 ..............................            50             50
 Neenah Corp. - Sr. Sub. Notes 144A (a)
 11.125% due 05/01/07 ............................            40             41
                                                                     ----------
                                                                            247
Electrical Equipment - 0.7%
 Wesco Distribution, Inc. - Ser. B
 9.125% due 06/01/08 .............................           100            100
Electronic Products and Services - 1.9%
 Advanced Micro Devices
 11.0% due 08/01/03 ..............................           170            182
 Fairchild Semiconductor - Sr. Sub. Notes
 10.125% due 03/15/07 ............................           100             99
                                                                     ----------
                                                                            281
Financial Services - 2.6%
 AMSC Acquisition Co., Inc. - Ser. B
 12.25% due 04/01/08 .............................            50             31
 Contifinancial Corp. - Sr. Notes
 8.125% due 04/01/08 .............................           175            124

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO

                                                            Par           Market
           Name of Issuer                                   Value         Value
                                                           (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Financial Services - Continued
 Olympic Financial, Ltd. - Sr. Notes
 11.5% due 03/15/07 ..............................        $  125     $       92
 Tembec Finance Corp. - Sr. Notes
 9.875% due 09/30/05 .............................           125            131
                                                                     ----------
                                                                            378
Food, Beverage and Tobacco - 1.9%
 Aurora Foods, Inc. - Sr. Sub. Notes
 9.875% due 02/15/07 .............................            50             55
 Aurora Foods, Inc. - Sr. Sub. Notes Ser. B
 8.75% due 07/01/08 ..............................            30             31
 Del Monte Foods Co. - Sr. Disc. Notes Ser. B
 12.5% due 12/15/07 ..............................           210            144
 Nash-Finch Co. - Ser. B
 8.5% due 05/01/08 ...............................            50             47
                                                                     ----------
                                                                            277
Foreign - 0.3%
 Satelites Mexicanos SA - Sr. Notes
 10.125% due 11/01/04 ............................            50             42
Health Care Products - 1.7%
 Beckman Coulter, Inc.
 7.45% due 03/04/08 ..............................            30             30
 Owens & Minor, Inc.
 10.875% due 06/01/06 ............................           211            227
                                                                     ----------
                                                                            257
Health Care Services - 1.2%
 Tenet Healthcare Corp. - Sr. Sub. Notes
 8.125% due 12/01/08 .............................           175            181
Housing - 4.2%
 American Standard Cos., Inc.
 7.375% due 02/01/08 .............................           100            100
 7.625% due 02/15/10 .............................            35             35
 Engle Homes, Inc. - Ser. C
 9.25% due 02/01/08 ..............................            90             90
 Falcon Building Products, Inc.
 1.0% due 06/15/07 ...............................           125             74
 9.5% due 06/15/07 ...............................            50             45
 Grove Worldwide Llc - Sr. Sub. Notes
 9.25% due 05/01/08 ..............................            40             36
 Nortek, Inc. - Sr. Notes
 9.25% due 03/15/07 ..............................            25             26
 Standard Pacific Corp. - Sr. Notes
 8.5% due 06/15/07 ...............................           210            213
                                                                     ----------
                                                                            619
Insurance - 0.6%
 Conseco, Inc. - Notes
 6.8% due 06/15/05 ...............................           100             94
Leisure and Recreation - 2.7%
 Argosy Gaming Co.
 13.25% due 06/01/04 .............................           250            280
 Fitzgeralds Gaming Corp.
 12.25% due 12/15/04 .............................            35             19
 Station Casinos, Inc. - Sr. Sub. Notes 144A (a)
 8.875% due 12/01/08 .............................           100            100
                                                                     ----------
                                                                            399
Media - Publishing - 0.3%
 Big Flower Press Holdings, Inc. - Sr. Sub.
  Notes 144A (a)
 8.625% due 12/01/08 .............................            50             50
Media - TV / Radio - 12.1%
 Adelphia Communications Corp. - Sr. Notes
 8.375% due 02/01/08 .............................           200            207
 Allbritton Communications Co.
 9.75% due 11/30/07 ..............................           250            265
 Allbritton Communications Co. - Sr. Sub. Notes
 8.875% due 02/01/08 .............................            40             40
 Century Communications Corp. - Cl. A
 8.875% due 01/15/07 .............................            15             17
 Century Communications Corp. - Sr. Disc. Notes
 0.0% due 01/15/08 ...............................           500            257
 Classic Cable, Inc. - Sr. Sub. Notes 144A (a)
 9.875% due 08/01/08 .............................           120            125
 EchoStar Satellite Broadcast
 1.0% due 03/15/04 ...............................           150            150
 Frontiervision Holding L.P. - Sr. Disc. Notes
 1.0% due 09/15/07 ...............................           200            167
 Granite Broadcassting Corp. - Sr. Sub. Notes
 8.875% due 05/15/08 .............................           175            167
 Iridium Operating LLC/Capital
 11.25% due 07/15/05 .............................           150            129
 Jacor Communications, Inc.
 9.75% due 12/15/06 ..............................           200            222
 Young Broadcasting, Inc.
 8.75% due 06/15/07 ..............................            50             50
                                                                     ----------
                                                                          1,796
Metals and Mining - 1.0%
 Johnstown America Industries, Inc.
 11.75% due 08/15/05 .............................            45             47
 Johnstown America Industries, Inc. - Sr. Sub.
  Notes
 11.75% due 08/15/05 .............................           100            106
                                                                     ----------
                                                                            153
Natural Gas Distribution - 0.8%
 Energy Corp. of America - Sr. Sub. Notes
 9.5% due 05/15/07 ...............................           125            116
Oil - Equipment and Services - 0.6%
 Tuboscope, Inc.
 7.5% due 02/15/08 ...............................           100             94
Oil and Natural Gas Exploration and Production - 5.3%
 Abraxas Petro
 11.5% due 11/01/04 ..............................           150            114
 Costilla Energy, Inc. - Sr. Notes
 10.25% due 10/01/06 .............................           125             90

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO

                                                            Par           Market
           Name of Issuer                                   Value         Value
                                                           (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Oil and Natural Gas Exploration and Production - Continued
 Cross Timbers Oil Co. - Sr. Sub. Notes
 8.75% due 11/01/09 ...............................      $   100     $       89
 Dailey International, Inc.
 9.5% due 02/15/08 ................................          225            105
 Petroleos Mexicanos
 8.85% due 09/15/07 ...............................          175            159
 Plains Resources, Inc. - Sr. Sub. Notes
 10.25% due 03/15/06 ..............................          125            126
 Texas Petrochemical Corp. - Sr. Sub. Notes
 11.125% due 07/01/06 .............................          100             98
                                                                     ----------
                                                                            781
Paper and Forest Products - 2.5%
 American Pad & Paper - Sr. Sub. Notes
 13.0% due 11/15/05 ..............................           110             64
 Doman Industries, Ltd. - Sr. Notes
 8.75% due 03/15/04 ..............................           100             78
 Grupo Industrial Durango - Notes
 12.625% due 08/01/03 ............................           100             87
 Repap New Brunswick, Inc.
 9.0% due 06/01/04 ...............................            60             54
 10.625% due 04/15/05 ............................           125             85
                                                                     -----------
                                                                            368
Personal and Commercial Lending - 0.2%
 AMRESCO, Inc. - Sr. Sub. Notes Ser. 98-A
 9.875% due 03/15/05 .............................            50             35
Pollution Control - 0.3%
 Allied Waste NA - Sr. Notes 144A (a)
 7.625% due 01/01/06 .............................            40             40
Retail - Drug Stores - 1.6%
 Duane Reade, Inc. - Sr. Sub. Notes
 9.25% due 02/15/08 ..............................           225            232
Retail - Food - 0.4%
 Disco S.A. - Notes
 9.875% due 05/15/08 .............................            45             38
 Stater Bros. Holdings, Inc.
 9.0% due 07/01/04 ...............................            20             20
                                                                     -----------
                                                                             58
Shoe and Apparel Manufacturing - 0.6%
 Galey & Lord, Inc.
 9.125% due 03/01/08 .............................           100             87
Steel - 4.1%
 AK Steel Corp. - Sr. Notes
 9.125% due 12/15/06 .............................           150            156
 AmeriSteel Corp.
 8.75% due 04/15/08 ..............................            50             48
 Armco, Inc. - Sr. Notes
 9.0% due 09/15/07 ...............................           120            122
 Armco, Inc. - Sr. Notes 144A (a)
 8.875% due 12/01/08 .............................            75             75
 Bayou Steel Corp.
 9.5% due 05/15/08 ...............................           170            160
 Weirton Steel Corp. - Sr. Notes
 11.375% due 07/01/04 ............................            50             46
                                                                     ----------
                                                                            607
Telecommunication Equipment - 0.7%
 L-3 Communications Corp. Sr. Sub. Notes
 8.5% due 05/15/08 ...............................            35             36
 Paging Network, Inc.
 10.125% due 08/01/07 ............................            75             73
                                                                     ----------
                                                                            109
Telecommunication Services - 20.8%
 BTI Telecom Corp. - Sr. Notes
 10.5% due 09/15/07 ..............................           125             92
 Echostar DBS Corp.
 12.5% due 07/01/02 ..............................           125            144
 Falcon Holding Group L.P. - Debs. Ser. B
 8.375% due 04/15/10 .............................           225            229
 Fonda Group, Inc. - Sr. Sub. Notes
 9.5% due 03/01/07 ...............................           125            104
 GCI, Inc. - Sr. Notes
 9.75% due 08/01/07 ..............................           250            245
 Globalstar LP/Capital Corp. - Global Star
 10.75% due 11/01/04 .............................           125             90
 GST Telecommunications, Inc. - Sr. Sub. Notes
 12.75% due 11/15/07 .............................            50             46
 Hyperion Telecommunications, Inc. - Sr. Notes
 12.25% due 09/01/04 .............................            50             51
 Innova State of DE R.L. - Sr. Notes
 12.875% due 04/01/07 ............................           100             68
 Intermedia Communications, Inc. - Sr. Notes
  Ser. B
 8.6% due 06/01/08 ...............................            50             48
 8.875% due 11/01/07 .............................           275            265
 ITC DeltaCom, Inc. - Sr. Notes 144A (a)
 9.75% due 11/15/08 ..............................            25             26
 IXC Communications, Inc. - Sr. Sub Notes
 9.0% due 04/15/08 ...............................           125            125
 KMC Telecom Holdings, Inc. - Sr. Disc. Notes
 1.0% due 02/15/08 ...............................           250            120
 Level 3 Communications, Inc. - Sr. Notes
 9.125% due 05/01/08 .............................           175            174
 MasTec, Inc. - Sr. Sub. Notes
 7.75% due 02/01/08 ..............................            95             92
 MGC Communications, Inc. - Sr. Notes Ser. B
 13.0% due 10/01/04 ..............................            25             17
 Nextel Communications - Sr. Disc. Notes
 1.0% due 10/31/07 ...............................           550            335
 NTL, Inc. - Sr. Notes 144A (a)
 1.0% due 10/01/08 ...............................           315            197
 Price Communications Wireless, Inc. - Sr
  Notes 144A (a)
 9.125% due 12/15/06 .............................           100            101

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO

                                                            Par           Market
           Name of Issuer                                   Value         Value
                                                           (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Telecommunication Services - Continued
 Qwest Communications International, Inc. - Sr.
  Notes
 7.5% due 11/01/08 ...............................        $  125     $      131
 Rogers Cantel, Inc. - Sr. Notes
 8.3% due 10/01/07 ...............................            50             50
 RSL Communications plc
 9.125% due 03/01/08 .............................           100             91
 Telecommunications Techniques Co. ...............
 9.75% due 05/15/08 ..............................           140            136
 Time Warner Telecom Llc - Sr. Notes
 9.75% due 07/15/08 ..............................           100            105
                                                                     ----------
                                                                          3,082
Telephone - 2.5%
 e.spire Communications, Inc. - Sr. Disc. Notes
 1.0% due 04/01/06 ...............................           100             62
 1.0% due 07/01/08 ...............................           100             41
 ITC DeltaCom, Inc. - Sr. Notes
 8.875% due 03/01/08 .............................            50             50
 NEXTLINK Communications, Inc. - Sr. Disc ........
  Notes
 1.0% due 04/15/08 ...............................           300            172
 Viatel, Inc. - Sr. Notes
 11.25% due 04/15/08 .............................            50             50
                                                                     ----------
                                                                            375
Transportation Services - 0.5%
 MTL, Inc. - Sr. Sub. Notes
 10.0% due 06/15/06 ..............................            70             68
                                                                     ----------
                      TOTAL PUBLICLY-TRADED BONDS-         95.9%         14,180

                                                          Shares
PREFERRED STOCK

Media - Publishing - 0.8%
 Primedia, Inc. ..................................             1            120

Telephone - 0.0%
 Viatel, Inc. - Ser. A ...........................                            3
                                                                     ----------
                            TOTAL PREFERRED STOCK-           0.8%           123


WARRANTS - 0.0%

Telecommunication Services - 0.0%
 KMC Telecom Holdings, Inc. - WT 144A (a)
  expires 04/15/08 (Cost $0) .....................           250              1

SHORT-TERM INVESTMENTS - 1.4%

 Investment in joint trading account (Note B)
  6.101% due 01/04/99 ............................    $      205     $      205
                                                      ----------     ----------
                             TOTAL INVESTMENTS-             98.1%        14,509
           Cash and Receivables, less payables-              1.9%           280
                                                      ----------     ----------
                                    NET ASSETS-            100.0%    $   14,789
                                                      ==========     ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, securities aggregated $996 or 6.7% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO

                                                          Par           Market
                Name of Issuer                           Value          Value
                                                        (000's)        (000's)
PUBLICLY-TRADED BONDS

Auto and Truck Parts - 0.2%
 Federal-Mogul Corp. - Notes (US)
  7.75% due 07/01/06 .............................    $      145     $      147
Banks - 1.7%
 First USA Secured Note Trust (US)
  6.8% due 02/18/11 ..............................           600            609
 KeyCorp - Sub. Notes (US)
  6.75% due 03/15/06 .............................           500            526
                                                                      ---------
                                                                          1,135
Chemicals - 2.3%
 Cytec Industries, Inc. - Notes (US)
  6.846% due 05/11/05 ............................         1,500          1,535
Computer Software and Services - 2.2%
 Computer Associates International, Inc. - Sr.
  Notes Ser. B (US)
  6.25% due 04/15/03 .............................         1,500          1,494
Electric Power - 0.5%
 Southern California Edison Co. - 1st Ref
  Mtge. Bonds (US)
  7.125% due 07/15/25 ............................           325            329
Energy - Alternative Source - 0.3%
 Cogentrix Energy, Inc. - Sr. Notes 144A (a)
  (US)
  8.75% due 10/15/08 .............................           200            196
Financial Services - 7.3%
 Countrywide Home Loans - Ser. 1997-4 Cl. A
  (US)
  8.0% due 07/25/27 ..............................           440            451
 Countrywide Home Loans - Ser. 1998-5 Cl. A
  (US)
  6.75% due 05/25/28 .............................           857            864
 Eaglemark Credit - Asset Backed. (US)
  6.75% due 11/15/02 .............................           141            143
 Green Tree Financial Corp. (US)
  6.39% due 01/15/29 .............................         1,000          1,007
 Lb Commercial Conduit Mortgage Trust (US)
  6.33% due 11/18/04 .............................           945            965
 Morgan Stanley Capital, Inc. (US)
  6.34% due 11/15/07 .............................           223            228
  6.59% due 10/03/30 .............................           967          1,002
 Onyx Acceptance Grantor Trust - Ser. 1996-2
  Cl. A (US)
  6.4% due 10/15/01 ..............................            98             99
 Washington Mutual Capital I (US)
  8.375% due 06/01/27 ............................           100            110
                                                                      ---------
                                                                          4,869
Food, Beverage and Tobacco - 0.3%
 Smithfield Foods, Inc. - Sr. Sub. Notes (US)
  7.625% due 02/15/08 ............................           200            201

Foreign - 0.6%
 Treuhandanstalt - Bonds (DE)
  7.5% due 09/09/04 ..............................           550            396

Foreign Governmental - 25.9%
 Bundesrepublic Deutschland - Bonds (DE)
  6.75% due 04/22/03 .............................         2,200          1,494
 Federal Republic of Germany - Bonds (DE)
  6.25% due 01/04/24 .............................         1,630          1,177
  8.0% due 07/22/02 ..............................         7,200          4,986
 Government of Canada (CA)
  8.0% due 06/01/27 ..............................         1,200          1,103
 Government of France - Bonds (FR)
  5.5% due 10/12/01 ..............................         7,000          1,327
  5.5% due 04/25/07 ..............................         4,000            801
  6.0% due 10/25/25 ..............................         8,900          1,893
  6.5% due 10/25/06 ..............................         5,000          1,060
 Kingdom of Denmark - Bullet Bond (DK)
  8.0% due 03/15/06 ..............................         5,000            969
 Province of Quebec - Debs. (CA)
  6.5% due 01/17/06 ..............................           515            538
 Republic of Costa Rica - Unsub. (LU)
  8.0% due 05/01/03 ..............................           100            100
 Republic of Korea - Unsub. (KR)
  8.875% due 04/15/08 ............................           100            103
 Republic of Poland - Bonds (PL)
  5.0% due 10/27/14 ..............................           150            140
 U.K. Treasury - Bonds (GB)
  7.5% due 12/07/06 ..............................           800          1,597
                                                                      ---------
                                                                         17,288
Health Care Products - 2.3%
 Mckesson Corp. - Notes (US)
  6.4% due 03/01/08 ..............................         1,500          1,544

Insurance - 0.8%
 Nationwide Financial Services, Inc. - Sr.
  Notes (US)
  8.0% due 03/01/27 ..............................           500            548

Media - TV / Radio - 2.7%
 Cable & Wireless Communication - Notes (GB)
  6.625% due 03/06/05 ............................         1,500          1,514
 Lenfest Communications, Inc. - Sr. Notes (US)
  7.625% due 02/15/08 ............................           150            155
 TCI Communications, Inc. - Debs. (US)
  7.875% due 02/15/26 ............................           140            166
                                                                      ---------
                                                                          1,835
Metal Product and Fabrication - 0.2%
 Ryerson Tull, Inc. - Notes (US)
  9.125% due 07/15/06 ............................           100            111

Oil and Natural Gas Exploration and Production - 0.1%
 Petroleos Mexicanos - 144A (a) (US)
  9.574% due 07/15/05 ............................           100             93

Personal and Commercial Lending - 1.8%
 CS First Boston Mortgage Securities Corp. -
  Ser. 1997-C1 Cl. A1B (US)
  7.15% due 08/20/06 .............................           700            737

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO


                                                          Par          Market
                Name of Issuer                           Value          Value
                                                        (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Personal and Commercial Lending - Continued
 Discover Card Master Trust I (US)
  5.6% due 05/15/06 ..............................    $      480     $      481
                                                                     ----------
                                                                          1,218
Pollution Control - 0.2%
 Allied Waste NA - Sr. Notes 144A (a) (US)
  7.625% due 01/01/06 ............................           100            101

Retail - Department Stores - 0.5%
 Fred Meyer, Inc. (US)
  7.45% due 03/01/08 .............................           300            322

Shoe and Apparel Manufacturing - 0.6%
 Fruit of The Loom, Inc. - Notes (US)
  6.5% due 11/15/03 ..............................           200            189
 WestPoint Stevens, Inc. - Sr. Notes (US)
  7.875% due 06/15/05 ............................           205            208
                                                                     ----------
                                                                            397
U.S. Government Agencies - 21.7%
 Federal Gold Loan Mortgage Corp. (US)
  8.0% due 02/01/27 ..............................           194            201
 Federal Home Loan Mortgage Corp. (US)
  6.5% due 02/15/19 ..............................         1,000          1,005
 Federal National Mortgage Assoc. (US)
  6.0% due 12/01/99 ..............................         4,250          4,194
  6.5% due 05/01/13 ..............................            42             43
  6.5% due 07/01/28 ..............................            66             67
  6.5% due 12/01/99 ..............................         1,960          1,973
  7.0% due 02/01/27 ..............................           345            352
  8.0% due 12/01/26 ..............................           301            311
 Government National Mortgage Assoc. (US)
  7.0% due 03/15/28 ..............................           611            625
  7.0% due 04/15/28 ..............................            79             81
  7.0% due 05/15/28 ..............................         1,450          1,483
  7.0% due 07/15/28 ..............................           345            353
  7.0% due 09/15/28 ..............................           655            670
  7.0% due 10/20/28 ..............................           936            953
  7.0% due 12/15/99 ..............................         1,740          1,780
  7.5% due 07/20/26 ..............................           369            380
                                                                     ----------
                                                                         14,471
U.S. Governmental - 21.7%
 U.S. Treasury - Bonds (US)
  5.5% due 08/15/28 ..............................           750            785
  10.375% due 11/15/12 ...........................         2,910          4,015
 U.S. Treasury - Notes (US)
  5.25% due 08/15/03 .............................           720            738
  5.375% due 06/30/00 ............................           995          1,005
  6.0% due 06/30/99 ..............................           100            101
  6.875% due 05/15/06 # ..........................         4,905          5,546
  7.875% due 11/15/04 ............................         2,000          2,317
                                                                     ----------
                                                                         14,507
                                                                     ----------
                      TOTAL PUBLICLY-TRADED BONDS-         93.9%         62,737

SHORT-TERM INVESTMENTS - 13.6%
 Investment in joint trading account (Note B)
  (US)
  6.101% due 01/04/99 ............................        $9,043       $  9,045
                                                          ------       --------
                                TOTAL INVESTMENTS-        107.5%         71,782
              Payables, less cash and receivables-        (7.5)%         (4,991)
                                                          ------       --------
                                       NET ASSETS-        100.0%       $ 66,791
                                                          ======       ========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, securities aggregated $390 or 0.6% of net assets of the Portfolio.

# Securities, or a portion thereof, with an aggregate market value of $113 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                                   Market             % of
                                   Country          Value           Long-Term
         Country                  Abbreviation     (000's)         Investments
United States ..............          US          $43,539             69.4%
Germany ....................          DE            8,054             12.8%
France .....................          FR            5,080              8.1%
United Kingdom .............          GB            3,111              5.0%
Canada .....................          CA            1,641              2.6%
Denmark ....................          DK              969              1.5%
Poland .....................          PL              140              0.2%
South Korea ................          KR              103              0.2%
Luxembourg .................          LU              100              0.2%
                                                  -------            -----
                                                  $62,737            100.0%
                                                  =======            =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

  The John Hancock Variable Series Trust I (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is organized as a Massachusetts business trust. The Fund consists of twenty-three portfolios: Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, High Yield Bond and Strategic Bond. The Fund may add or delete portfolios in the future to accommodate various investment objectives. The Fund has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), and John Hancock Mutual Variable Life Insurance Account UV ("JHMVLAUV") to fund contracts and policies issued by John Hancock Mutual Life Insurance Company ("John Hancock").

NOTE B--ACCOUNTING POLICIES

  Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments: For the Large Cap Growth, Emerging Markets Equity, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Diversified Mid Cap Growth, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Small Cap Value, and Equity Index Portfolios: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

  For the Sovereign Bond, Bond Index, Managed, Short-Term Bond, High Yield Bond and Strategic Bond Portfolios: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

  For the Money Market Portfolio: The Board of Trustees has determined that the appropriate method for valuing Portfolio securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Portfolio does not exceed 90 days. Accordingly, Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  For each of the Portfolios, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost which approximates market value.

  For the International Portfolios: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Portfolio securities initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Currency Translation."

  Investment securities for which no current market quotations are readily available, including certain foreign

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

securities, when held by the Portfolios, are valued at fair value as determined in good faith by the Board of Trustees.

  Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, Emerging Markets Equity, International Equity Index, Global Equity, International Balanced, Mid Cap Growth, Large Cap Value, Mid Cap Value, Diversified Mid Cap Growth, Growth & Income, Managed, International Opportunities, Equity Index and Strategic Bond Portfolios are shown net of foreign taxes withheld of $26, $6, $442, $13, $42, $7, $14, $5, $4, $235, $131,
$100, $14, and $2, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

  Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements which are contracts under which a Portfolio would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

  Joint Repurchase Agreements: The Sovereign Bond, Small Cap Growth and Diversified Mid Cap Growth Portfolios of the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

  Joint Trading Account: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the order permits the existing Portfolios of the Fund to pool daily uninvested cash balances, together with the balances of any future Portfolios of the Fund, into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Account holdings as of December 31, 1998:


                                                               Par       Market
  Name of Issuer                                              Value      Value
  --------------                                             --------   --------
American Express Co. .....................................
 6.10% due 01/05/99 ......................................   $  6,385   $  6,380
 5.85% due 01/06/99 ......................................      2,662      2,660
Chrysler Financial Corp. .................................
 5.85% due 01/06/99 ......................................     40,000     39,968
Deere & Co. ..............................................
 6.00% due 01/04/99  .....................................     13,877     13,870
General Electric Capital Corp. ...........................
 6.10% due 01/05/99  .....................................     40,000     39,973
General Motors Acceptance Corp. ..........................
 6.11% due 01/05/99  .....................................     40,000     39,973
Household Finance Corp. ..................................
 6.05% due 01/04/99  .....................................     40,000     39,980

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

                                                               Par       Market
  Name of Issuer                                              Value      Value
  --------------                                             --------   --------
Prudential Funding Corp. .................................
 6.01% due 01/04/99  .....................................   $ 40,000   $ 39,980
Sears Roebuck Acceptance Corp. ...........................
 6.01% due 01/04/99  .....................................     40,000     39,980
                                                             --------   --------
    Joint  Trading Account Totals ........................   $262,924   $262,764
                                                             ========   ========


  Financial Futures Contracts: The Sovereign Bond, Emerging Markets Equity, International Equity Index, Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Diversified Mid Cap Growth, Small/Mid Cap CORE, Managed, Short-Term Bond, Equity Index, High Yield Bond and Strategic Bond Portfolios may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Portfolio enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin." Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.

  When the contracts are closed, the Portfolio recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Portfolio could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 1998, open positions in financial futures contracts were as follows:

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                          Face
                                          Expiration     Amount     Unrealized
Purchased                                    Date       at Value       Loss
---------                                 -----------  ----------  ------------
27 contracts
 Nikkei 225 Index Future...............   March, 1999  $ 1,849      $(128)




MANAGED PORTFOLIO

                                                         Face
                                         Expiration     Amount     Unrealized
Sold                                        Date       at Value    Gain/(Loss)
----                                     -----------  ----------  -------------
15 contracts
 Japan 10 Year Bond Future ...........   March, 1999   $16,970       $ 207
43 contracts
 U.S. 10 Year Treasury Note Future ...   March, 1999     5,124         (29)
                                                       -------       -----

Purchased                                               22,094         178
---------                                              -------       -----
49 contracts
 German 10 Year Bond Future...........   March, 1999   $ 8,510       $   8
28 contracts
 Long Gilt Bond Future ...............   March, 1999     5,556         130
                                                       -------       -----
                                                        14,066         138
                                                       -------       -----
                                                       $36,160       $ 316
                                                       =======       =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

EQUITY INDEX PORTFOLIO

                                                          Face
                                          Expiration     Amount     Unrealized
Purchased                                    Date       at Value       Gain
---------                                 -----------  ----------  ------------
17 contracts
 S & P 500 Index Future ...............   March, 1999    $5,293        $256




STRATEGIC BOND PORTFOLIO

                                                          Face
                                          Expiration     Amount     Unrealized
Purchased                                    Date       at Value       Gain
---------                                 -----------  ----------  ------------
13 contracts
 U.S. Long Bond Future...............     March, 1999    $1,661        $ 14


   Forward Foreign Currency Contracts: The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Portfolio's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Portfolio's investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

   Currency Translation: For Portfolios that trade in international securities: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

   Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

   Dividends: A dividend of its net investment income will be declared and distributed daily by the Money Market Portfolio. Dividends of net investment income will be declared and distributed monthly by all other Portfolios. Each Portfolio will distribute all of its net realized capital gains annually, at the end of its fiscal year.

   Federal Income Taxes: Each of the Portfolios of the Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

   As of December 31, 1998, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows:
Emerging Markets Equity had $1,051 which expires in 2006; Global Equity had $356 which expires in 2006; Small Cap Growth had $923 which expires in 2004; $964 which expires in 2005 and $1,112 which expires in 2006; Mid Cap Value had $8,121 which expires in 2006; Small/Mid Cap CORE had $747 which expires in 2006; Short-Term Bond had $131 which expires in 2006; Small Cap Value had $3,536 which expires in 2006; and International Opportunities had $280 which expires in 2006.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

  Expenses: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

  On February 18, 1998, the Fund renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

     For the Growth & Income, Sovereign Bond and Money Market Portfolios, 0.25% on an annual basis of the net assets of each Portfolio;

     For the Large Cap Growth and Managed Portfolios, 0.40% on an annual basis of the first $500,000 of the net assets of each Portfolio; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for that portion in excess of $1,000,000;

     For the Real Estate Equity Portfolio, 0.60% on an annual basis of the first $300,000 of the Portfolio's net assets, 0.50% for the net assets between $300,000 and $800,000; and 0.40% for net assets in excess of $800,000;

     For the International Equity Index Portfolio, 0.18% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;

     For the Diversified Mid Cap Growth Portfolio, 0.75% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;

     For the Short-Term Bond Portfolio, 0.30% on an annual basis of its net assets;

     For the Large Cap Value and Small Cap Growth Portfolios, 0.75% on an annual basis of the net assets of each Portfolio;

     For the Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.80% on an annual basis of the portion in excess of $100,000;

     For the Mid Cap Value Portfolio, 0.80% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.775% for net assets between $250,000 and $500,000; and 0.75% for net assets between $500,000 and $750,000, and 0.725% for net assets in excess of $750,000;

     For the Small Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.75% for net assets between $100,000 and $200,000; and 0.65% for net assets in excess of $200,000;

     For the Equity Index Portfolio, 0.15% on an annual basis of the first $75,000 of the Portfolio's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;

     For the Small/Mid Cap CORE Portfolio, 0.80% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.70% for net assets in excess of $50,000;

     For the Global Equity Portfolio, 0.90% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.80% for net assets between $50,000 and $150,000; and 0.70% for net assets in excess of $150,000;

     For the Emerging Markets Equity Portfolio, 1.30% on an annual basis of the first $10,000 of the Portfolio's net assets; 1.20% for net assets between $10,000 and $150,000; and 1.10% for net assets in excess of $150,000;

     For the Bond Index Portfolio, 0.15% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.13% for net assets between $100,000 and $250,000; and 0.11% for net assets in excess of $250,000;

     For the High Yield Bond Portfolio, 0.65% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.60% for net assets between $100,000 and $200,000; and 0.50% for net assets in excess of $200,000;

     For the Strategic Bond Portfolio, 0.75% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for net assets between $25,000 and $75,000; 0.55% for net assets between $75,000 and 150,000; and 0.50% for the net assets in excess of $150,000;

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--CONTINUED

     For the International Opportunities Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000; and

     For the International Balanced Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.70% for the net assets in excess of $100,000.

  John Hancock voluntarily reimbursed and/or waived all investment advisory and other fund expenses of the Equity Index Portfolio for the year ended December 31, 1998. The Investment Adviser expects to voluntarily waive all investment advisory and other fund expenses during the Trust's fiscal 1999 year with respect to the Equity Index Portfolio. Such expense waiver is subject to termination at any time by the Investment Adviser without notice to shareholders. Upon termination of the voluntary expense waiver with respect to the Equity Index Portfolio, any future expense reimbursement by the Investment Adviser is subject to limitations as stated in the Investment Advisory agreement.

  During the year ended December 31, 1997, the Investment Adviser voluntarily contributed approximately $250 to the Equity Index Portfolio. John Hancock received no shares of capital stock or other consideration in exchange for the contribution which increased the Portfolio's net asset value.

  John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates with respect to the Large Cap Growth, Real Estate Equity, Growth & Income, Managed, and Short-Term Bond Portfolios; with Independence International Associates, with respect to the International Equity Index Portfolio; with John Hancock Advisers Inc., with respect to the Sovereign Bond, Small Cap Growth, and Diversified Mid Cap Growth Portfolios, each of whom is an affiliate of John Hancock, and under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios. John Hancock maintains responsibility for the day-to-day management of the Money Market Portfolio.

  John Hancock has also entered into the Sub-Advisory Agreements with T. Rowe Price Associates, Inc., with respect to the Large Cap Value Portfolio; with Rowe Price-Fleming International, with respect to the International Opportunities Portfolio; with Janus Capital Corporation, with respect to the Mid Cap Growth Portfolio; with Neuberger & Berman Management, L.P., with respect to the Mid Cap Value Portfolio; with INVESCO Management Research, with respect to the Small Cap Value Portfolio; with J.P. Morgan Investment Management Inc., with respect to the Strategic Bond Portfolio; with Brinson Partners, Inc., with respect to the International Balanced Portfolio; with State Street Global Advisers with respect to the Equity Index Portfolio; with Goldman Sachs Asset Management, with respect to the Small/ Mid Cap CORE Portfolio; with Scudder Kemper Investments, Inc., with respect to the Global Equity Portfolio; with Montgomery Asset Management, LLC, with respect to the Emerging Markets Equity Portfolio; with Mellon Bond Associates, with respect to the Bond Index Portfolio; and with Wellington Management Company, LLP, with respect to the High Yield Bond Portfolio, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios.

  John Hancock is the principal underwriter and transfer agent of the Fund. Certain officers and trustees of the Fund are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHMVLAUV, JHVAAV, and JHVAAU, and some are also officers of John Hancock. Fees for independent trustees are paid by the Fund.

  In the event that normal operating expenses of each Portfolio, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.25% of each Portfolio's daily net asset value, John Hancock and JHVLICO will reimburse each Portfolio for such excess. Accordingly, for the year ended December 31, 1998, the reimbursements paid from John Hancock and JHVLICO were $111 to Emerging Markets Equity, $124 International Equity Index, $126 to Global Equity, $27 to Small Cap Growth, $199 to International Balanced, $15 to Mid Cap Growth, $56 to Bond Index, $107 to Small/Mid Cap CORE, $17 to Small Cap Value, $145 to International Opportunities, $543 to Equity Index, $85 to High Yield Bond and $31 to Strategic Bond Portfolios.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales and maturities of investments excluding short-term securities for each Portfolio for the year ended December 31, 1998 were as follows:

                                                                    Sales and
                                                       Purchases    Maturities
                                                       ----------  ------------
Large Cap Growth ..................................... $  578,904   $  509,356
Sovereign Bond .......................................  1,954,383    1,852,978
Emerging Markets Equity ..............................     13,905        3,961
International Equity Index ...........................    253,719      256,089
Global Equity ........................................     19,053        4,513
Small Cap Growth .....................................     71,334       55,954
International Balanced ...............................     28,065       27,707
Mid Cap Growth .......................................    107,523       79,473
Large Cap Value ......................................     60,695       17,067
Money Market .........................................       None         None
Mid Cap Value ........................................    192,240      143,998
Diversified Mid Cap Growth ...........................    309,806      324,840
Bond Index ...........................................     31,748        5,366
Small/Mid Cap CORE ...................................      8,157        2,725
Real Estate Equity ...................................     39,821       44,883
Growth & Income ......................................  1,679,681    1,519,625
Managed ..............................................  4,790,320    4,772,753
Short-Term Bond ......................................    137,744      112,489
Small Cap Value ......................................     80,926       52,639
International Opportunities ..........................     34,681        8,655
Equity Index .........................................    163,433       69,095
High Yield Bond ......................................     16,785        1,922
Strategic Bond .......................................    115,595       81,571

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--CONTINUED

  The identified cost of investments owned for each Portfolio (including earned discount on corporate Short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1998 for federal income tax purposes are as follows:

                                                                 Net Unrealized
                        Identified   Unrealized    Unrealized    Appreciation/
                           Cost     Appreciation  Depreciation   (Depreciation)
                        ----------  ------------  ------------  ----------------
Large Cap Growth .....  $   781,646  $   364,182  $   (15,107)   $   349,075
Sovereign Bond .......      871,091       25,580       (5,018)        20,562
Emerging Markets
 Equity ..............        8,738          461       (1,903)        (1,442)
International Equity
 Index ...............      164,973       19,444      (11,929)         7,515
Global Equity ........       15,098        1,427       (1,261)           166
Small Cap Growth .....       58,040       19,110       (2,276)        16,834
International Balanced       26,506        3,771         (997)         2,774
Mid Cap Growth .......       70,717       22,217         (562)        21,655
Large Cap Value ......      111,613       17,452       (5,795)        11,657
Money Market .........      369,547         None         None           None
Mid Cap Value ........       96,819        5,654       (7,320)        (1,666)
Diversified Mid Cap
 Growth ..............      172,352       35,624      (13,264)        22,360
Bond Index ...........       27,278          591         (133)           458
Small/Mid Cap CORE ...        4,681          757         (493)           264
Real Estate Equity ...      150,644       17,145      (15,882)         1,263
Growth & Income ......    2,554,773    1,191,608      (74,268)     1,117,340
Managed ..............    2,862,542      647,804      (43,769)       604,035
Short-Term Bond ......       76,371          211         (546)          (335)
Small Cap Value ......       61,751        7,690       (5,419)         2,271
International
 Opportunities .......       57,901        9,929       (3,588)         6,341
Equity Index .........      187,550       52,113       (6,310)        45,803
High Yield Bond ......       15,079          303         (873)          (570)
Strategic Bond .......       69,187        2,648          (56)         2,592

   During the year ended December 31, 1998, reclassifications have been made in each Portfolio's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1998. These permanent reclassifications are primarily attributable to differences in the treatment of foreign currency gains and losses, net operating losses and return of capital under federal tax rules versus generally accepted accounting principles. Net assets were not affected by these reclassifications.

NOTE FORWARD FOREIGN CURRENCY CONTRACTS

  As of December 31, 1998 the International Equity Index, Global Equity, International Balanced, Managed and Strategic Bond Portfolios had open forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at a specified date, as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--CONTINUED

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                     Maturity                   Net Unrealized
           Currency Sold               Date     Cost   Value     Appreciation
-----------------------------------  --------  ------  ------  ----------------
Deutsch Mark ...........   $      9  01/04/99  $    5  $    5       $   0
Spanish Peseta .........        214  01/04/99       2       2           0
                                                                    -----
                                                                        0
                                                                    -----




           Currency Purchased
-----------------------------------
Deutsch Mark ...........   $     14  01/04/99  $    8  $    8       $   0
Japanese Yen ...........    219,400  03/11/99   1,862   1,959          97
                                                                    -----
                                                                    $  97
                                                                    =====

GLOBAL EQUITY PORTFOLIO

                                     Maturity                   Net Unrealized
           Currency Sold               Date     Cost   Value     Appreciation
-----------------------------------  --------  ------  ------  ----------------
Deutsch Mark ...........   $      1  01/04/99  $    1  $    1       $   0
                                                                    -----


         Currency Purchased
-----------------------------------
Deutsch Mark ...........   $      3  01/04/99  $    2  $    2       $   0
                                                                    -----
                                                                    $   0
                                                                    =====




INTERNATIONAL BALANCED PORTFOLIO

                                                                Net Unrealized
                                     Maturity                   Appreciation/
           Currency Sold               Date     Cost   Value    (Depreciation)
-----------------------------------  --------  ------  ------  ----------------
Australian Dollar  .....   $  1,020  03/30/99  $  590  $  626       $ (36)
Canadian Dollar ........        800  03/30/99     524     523           1
Deutsch Mark ...........      2,700  03/30/99   1,613   1,627         (14)
Danish Krone ...........      6,200  03/30/99     966     977         (11)
Finnish Markka .........        700  03/30/99     137     138          (1)
French Franc ...........      3,350  03/30/99     597     602          (5)
Japanese Yen ...........    137,000  03/30/99   1,170   1,226         (56)
Netherlands Guilder ....        775  03/30/99     407     414          (7)
Pound Sterling .........      1,250  03/30/99   2,083   2,071          12
Spanish Peseta .........    105,000  03/30/99     743     742           1
Swiss Franc ............        320  03/30/99     233     235          (2)
                                                                    -----
                                                                     (118)
                                                                    -----

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--CONTINUED

INTERNATIONAL BALANCED PORTFOLIO - CONTINUED

                                                                Net Unrealized
                                     Maturity                   Appreciation/
        Currency Purchased             Date     Cost   Value    (Depreciation)
-----------------------------------  --------  ------  ------  ----------------
Australian Dollar ......   $  1,520  03/30/99  $  950  $  932     $    (18)
Austrian Schilling .....      2,300  03/30/99     195     197            2
Belgian Franc ..........     10,500  03/30/99     308     305           (3)
Deutsch Mark ...........      1,900  03/30/99   1,172   1,145          (27)
Finnish Markka .........        700  03/30/99     137     138            1
Italian Lira ...........    800,000  03/30/99     482     486            4
Japanese Yen ...........    579,000  03/30/99   4,465   5,183          718
Netherlands Guilder ....      1,200  03/30/99     647     641           (6)
Portuguese Escudo ......     28,000  03/30/99     163     165            2
Spanish Peseta .........     25,000  03/30/99     175     177            2
Swedish Krona ..........      4,000  03/30/99     514     494          (20)
Swiss Franc ............        620  03/30/99     454     455            1
                                                                  --------
                                                                       656
                                                                  --------
                                                                  $    538
                                                                  ========


MID CAP GROWTH
                                                                Net Unrealized
                                     Maturity                   Appreciation/
           Currency Sold               Date     Cost   Value    (Depreciation)
---------------------------------    --------  ------  ------  ----------------
Pound Sterling .........    $1,250   04/07/99  $2,105  $2,071        $ 34
Pound Sterling .........        25   04/08/99      41      41           0
Pound Sterling .........       225   05/13/99     372     373          (1)
                                                                     ----
                                                                     $ 33
                                                                     ====



MANAGED PORTFOLIO

                                                                  Net Unrealized
                                     Maturity                     Appreciation/
           Currency Sold               Date     Cost     Value    (Depreciation)
-----------------------------------  --------  -------  -------   --------------
Australian Dollar ...   $     3,296  02/03/99  $ 2,124  $ 2,020      $    104
Canadian Dollar .....        13,265  02/03/99    8,591    8,679           (88)
Danish Krone ........        29,720  02/03/99    4,633    4,674           (41)
Deutsch Mark ........        79,098  02/03/99   46,948   47,539          (591)
Deutsch Mark ........         8,928  02/04/99    5,358    5,366            (8)
Deutsch Mark ........         4,533  02/05/99    2,686    2,725           (39)
French Franc ........       165,265  02/03/99   29,264   29,608          (344)
Italian Lira. .......    37,801,352  02/03/99   22,674   22,900          (226)
Japanese Yen ........     7,094,222  02/03/99   59,472   63,037        (3,565)
Japanese Yen ........       163,600  02/04/99    1,378    1,454           (76)
Netherlands Guilder .        16,768  02/03/99    8,831    8,940          (109)
Pound Sterling ......        11,388  02/03/99   18,782   18,899          (117)
Pound Sterling ......         2,425  02/04/99    4,036    4,025            11
Pound Sterling ......         6,486  02/05/99   10,688   10,763           (75)

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--CONTINUED
MANAGED PORTFOLIO - CONTINUED


                                                                      Net Unrealized
                                          Maturity                     Appreciation/
          Currency Sold                    Date      Cost     Value   (Depreciation)
---------------------------------------  --------   ------  -------   --------------
Swedish Krona..............     $32,292  02/03/99   $4,014  $ 3,980       $34
Swiss Franc ...............       7,282  02/04/99    5,344    5,320        24
Swiss Franc ...............       3,720  02/05/99    2,686    2,718       (32)
                                                                      -------
                                                                       (5,138)
                                                                      -------

           Currency Purchased
---------------------------------------
Deutsche Mark ..............   $  1,575  02/03/99   $  933  $   947   $    14
Deutsche Mark ..............     11,153  02/04/99    6,708    6,704        (4)
Deutsche Mark ..............      4,496  02/05/99    2,686    2,702        16
Japanese Yen ...............    121,994  02/03/99    1,046    1,084        38
Japanese Yen ...............    470,510  02/04/99    4,008    4,181       173
Pound Sterling .............      4,022  02/04/99    6,736    6,675       (61)
Pound Sterling .............      6,425  02/05/99   10,688   10,662       (26)
Swiss Franc ................      7,272  02/04/99    5,358    5,314       (44)
Swiss Franc ................      3,664  02/05/99    2,686    2,677        (9)
                                                                      -------
                                                                           97
                                                                      -------
                                                                      $(5,041)
                                                                      =======


STRATEGIC BOND PORTFOLIO

                                                                     Net Unrealized
                                         Maturity                     Appreciation/
          Currency Sold                    Date      Cost    Value   (Depreciation)
---------------------------------------  --------   ------   ------  -------------
Canadian Dollar.............    $ 1,700  02/09/99   $1,109   $1,112      $ (3)
Danish Krone................      6,200  03/01/99      958      976       (18)
Deutsch Mark................     13,700  02/19/99    8,221    8,241       (20)
French Franc................     27,300  02/12/99    5,041    4,893       148
Pound Sterling..............        975  03/17/99    1,639    1,616        23
                                                                         ----
                                                                         $130
                                                                         ====


JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1998
--------------------------------------------------------------------------------
(000's Omitted)

NOTE F--OTHER MATTERS--(UNAUDITED)

  The amendment of (S)270.30d-1 under the Investment Company Act of 1940, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to a vote of the shareholders and provide final results. In adherence to this amendment, John Hancock Variable Series Trust I, solicited a vote at a special Contractowner/Policyholders meeting on December 18, 1998 on the following matters:


                                              For       Against        Abstain
                                              ---       -------       ---------
FOR THE GLOBAL EQUITY PORTFOLIO OF THE
TRUST:
1.   To approve a new sub-investment
     management agreement among the
     Series Trust, John Hancock Mutual
     Life Insurance Company ("John
     Hancock") and Scudder Kemper
     Investments, Inc. ("Scudder
     Kemper"). The resolution was
     adopted by,                              99%         0%             1%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

-------------------------------------------------------------------------------
To the Contractowners, Policyholders and Trustees of
John Hancock Variable Series Trust I

  We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of John Hancock Variable Series Trust I (the Fund) [comprising, respectively, the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap Core, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, High Yield Bond, and Strategic Bond Portfolios] as of December 31, 1998, and the related statements of operations for the period then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting John Hancock Variable Series Trust I at December 31, 1998, the results of their operations for the period then ended, and the changes in their net assets and financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

                   [LOGO OF ERNST & YOUNG LLP APPEARS HERE]

Boston, Massachusetts
February 10, 1999

          OFFICERS AND TRUSTEES                    INVESTMENT ADVISER

       Michele G. Van Leer, Chairman            John Hancock Mutual Life
Thomas J. Lee, President and Vice Chairman          Insurance Company
        Laura L. Mangan, Secretary                  John Hancock Place
        Raymond F. Skiba, Treasurer                    P.O. Box 111
   Sandra M. DaDalt, Assistant Secretary             Boston, MA 02117
       Patrick F. Smith, Controller
              Elizabeth Cook
            William H. Dykstra
            Joseph Kiebala, Jr.
               Frank J. Zeo

                            SUB-INVESTMENT ADVISERS

 Independence Investment Associates, Inc.      John Hancock Advisers, Inc.
            One Liberty Square                    101 Huntington Avenue
             Boston, MA 02109                        Boston, MA 02199

          Brinson Partners, Inc.                  Neuberger Berman, LLC
         209 South La Salle Street                   605 Third Avenue
          Chicago, IL 60604-1295                 New York, NY 10158-3698

      Goldman Sachs Asset Management                Rowe Price-Fleming
            One New York Plaza                     International, Inc.
            New York, NY 10004                    100 East Pratt Street
                                                   Baltimore, MD 21202

       INVESCO Management & Research         Scudder Kemper Investments, Inc.
            101 Federal Street                       345 Park Avenue
             Boston, MA 02110                    New York, NY 10154-0010

  J.P. Morgan Investment Management Inc.       State Street Global Advisors
             522 Fifth Avenue                    Two International Place
            New York, NY 10036                       Boston, MA 02110

         Janus Capital Corporation            T. Rowe Price Associates, Inc.
            100 Fillmore Street                   100 East Pratt Street
           Denver, CO 80206-4923                   Baltimore, MD 21202

        Mellon Bond Associates, LLP               Wellington Management
    One Mellon Bank Center, Suite 4135                 Company,LLP
         Pittsburgh, PA 15258-0001                   75 State Street
                                                     Boston, MA 02109
     Montgomery Asset Management, LLC
           101 California Street
          San Francisco, CA 94111


                             INDEPENDENT AUDITORS

                               Ernst & Young LLP
                             200 Clarendon Street
                               Boston, MA 02116

                      [LOGO OF JOHN HANCOCK APPEARS HERE]

The Variable Series Trust consists of 23 portfolios used to fund various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the portfolios described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.


                   John Hancock Mutual Life Insurance Company
    John Hancock Variable Life Insurance Company (not licensed in New York)
                   Signator Investors Inc., Member NASD, SIPC
                          Boston, Massachusetts 02117
                                www.jhancock.com


S8128  1/99                                     [LOGO OF IMSA APPEARS HERE]